     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 4, 1996


                                                       REGISTRATION NO. 33-85710
                                                                        811-8734
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                         / /

                         PRE-EFFECTIVE AMENDMENT NO. 6                       /X/

                        POST-EFFECTIVE AMENDMENT NO.                         / /

                                      AND

                             REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     / /

                               AMENDMENT NO. 6                               /X/


                        (Check appropriate box or boxes)

                      THE COUNTRYBASKETS INDEX FUND, INC.
               (Exact name of registrant as specified in charter)

  C/O DEUTSCHE MORGAN GRENFELL/C. J. LAWRENCE
                     INC.
             (INVESTMENT ADVISER)
              31 WEST 52ND STREET
              NEW YORK, NEW YORK                    10019
   (Address of Principal Executive Offices)      (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 469-8000

                                  ROBERT LYNCH
     C/O DEUTSCHE MORGAN GRENFELL/C. J. LAWRENCE INC. (INVESTMENT ADVISER)
                              31 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                    (Name and Address of Agent for Service)
                           --------------------------

                                   COPIES TO:

        STEPHEN K. WEST, Esq.                    TUULI-ANN RISTKOK, Esq.
         Sullivan & Cromwell                 Donovan Leisure Newton & Irvine
           125 Broad Street                        30 Rockefeller Plaza
       New York, New York 10004                  New York, New York 10112

                           --------------------------

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE
                 EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                           --------------------------

    It is proposed that this filing will become effective (check appropriate box)
    / / immediately upon filing pursuant to paragraph (b)
    / / on (date) pursuant to paragraph (b)
    / / 60 days after filing pursuant to paragraph (a)(i)
    / / on (date) pursuant to paragraph (a)(i)
    / / 75 days after filing pursuant to paragraph (a)(ii)
    / / on (date) pursuant to paragraph (a)(ii) of rule 485.

    If appropriate, check the following box:

    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    THE COUNTRYBASKETS-SM- INDEX FUND, INC.
                             CROSS-REFERENCE SHEET
                                     PART A


FORM N-1A
ITEM NUMBER                                                                       CAPTION IN PROSPECTUS
----------------------------------------------------------------  -----------------------------------------------------
       1.  Cover Page...........................................  Outside Cover Page of Prospectus
       2.  Synopsis.............................................  Prospectus Summary; Summary of Fund Expenses
       3.  Condensed Financial Information......................  Not applicable
       4.  General Description of Registrant....................  The Fund -- The CountryBaskets-SM- Index Fund, Inc.
                                                                  and its Investment Objective;
                                                                  -- Investment Policies; -- Investment Considerations
                                                                  and Risks; -- FT/S&P Actuaries World Indices-TM-; --
                                                                  The FT Index Components; -- Lending of Securities;
                                                                  -- Investment Restrictions of the Fund
       5.  Management of the Fund...............................  The Fund -- Board of Directors;
                                                                  -- Investment Management; -- Fees;
                                                                  -- Administrator; -- Custodian and Transfer Agent
      5A.  Management's Discussion of Fund Performance..........  Not applicable
       6.  Capital Stock and Other Securities...................  The Fund -- CB Shares-SM-; -- Capital Stock;
                                                                  -- Available Information; -- Dividends and Capital
                                                                  Gains Distributions; -- Tax Matters
       7.  Purchase of Securities Being Offered.................  Summary of Fund Expenses; The Fund -- Purchase and
                                                                  Issuance of Fund Shares in Creation Unit
                                                                  Aggregations; -- Distributor;
                                                                  -- Fees; Back Cover of Prospectus
       8.  Redemption or Repurchase.............................  Summary of Fund Expenses; The Fund -- Redemption of
                                                                  Fund Shares in Creation Unit Aggregations; -- Fees
       9.  Pending Legal Proceedings............................  Not applicable


                                     PART B


FORM N-1A                                                           CAPTION IN PROSPECTUS OR STATEMENT OF ADDITIONAL
ITEM NUMBER                                                                        INFORMATION ("SAI")
----------------------------------------------------------------  -----------------------------------------------------
      10.  Cover Page...........................................  Outside Front Cover Page of SAI
      11.  Table of Contents....................................  Table of Contents
      12.  General Information and History......................  General Description of the Fund
      13.  Investment Objectives and Policies...................  The Fund -- The CountryBaskets-SM- Index Fund, Inc.
                                                                  and its Investment Objective (Prospectus); The Fund
                                                                  -- Investment Policies (Prospectus); The Fund --
                                                                  Investment Restrictions of the Fund (Prospectus);
                                                                  Investment Policies and Restrictions (SAI); Brokerage
                                                                  Transactions (SAI)

FORM N-1A                                                           CAPTION IN PROSPECTUS OR STATEMENT OF ADDITIONAL
ITEM NUMBER                                                                        INFORMATION ("SAI")
----------------------------------------------------------------  -----------------------------------------------------
      14.  Management of the Fund...............................  The Fund -- Board of Directors (Prospectus);
                                                                  Management of the Fund (SAI)
      15.  Control Persons and Principal Holders of
            Securities..........................................  The Fund -- Capital Stock (Prospectus); Capital Stock
                                                                  and Stockholder Reports (SAI); Management of the Fund
                                                                  (SAI)
      16.  Investment Advisory and Other Services...............  The Fund -- Investment Management (Prospectus); The
                                                                  Fund -- Fees (Prospectus); Purchase and Issuance of
                                                                  Fund Shares in Creation Unit Aggregations (SAI); The
                                                                  Fund -- Administrator (Prospectus); The Fund --
                                                                  Custodian and Transfer Agent (Prospectus); Investment
                                                                  Advisory, Management and Other Services -- The
                                                                  Investment Adviser, -- The Administrator, Custodian
                                                                  and Transfer Agent (SAI); Counsel and Independent
                                                                  Accountants (SAI)
      17.  Brokerage Allocation and Other Practices.............  The Fund -- Investment Management (Prospectus);
                                                                  Brokerage Transactions (SAI)
      18.  Capital Stock and Other Securities...................  The Fund -- CB Shares-SM- (Prospectus); The Fund --
                                                                  Capital Stock (Prospectus); Capital Stock and
                                                                  Stockholder Reports (SAI); Dividends and
                                                                  Distributions (SAI); Taxes (SAI)
      19.  Purchase, Redemption and Pricing of Securities Being
            Offered.............................................  Summary of Fund Expenses (Prospectus); The Fund --
                                                                  Creation Units (Prospectus); The Fund -- Purchase and
                                                                  Issuance of Fund Shares in Creation Unit Aggregations
                                                                  (Prospectus); The Fund -- Redemption of Fund Shares
                                                                  in Creation Unit Aggregations (Prospectus); Purchase
                                                                  and Issuance of Fund Shares in Creation Unit
                                                                  Aggregations (SAI); Redemption of Fund Shares in
                                                                  Creation Unit Aggregations (SAI); Determining Net
                                                                  Asset Value (SAI)
      20.  Tax Status...........................................  The Fund -- Tax Matters (Prospectus); Taxes (SAI)
      21.  Underwriters.........................................  The Fund -- Distributor (Prospectus); Purchase and
                                                                  Issuance of Fund Shares in Creation Unit Aggregations
                                                                  (SAI)
      22.  Calculation of Performance Data......................  Not applicable
      23.  Financial Statements.................................  Statement of Assets and Liabilities (SAI)


PART C

    Information required to be included in Part C is set forth under the appropriate item heading.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION DATED MARCH 4, 1996



                                     [LOGO]

                    THE COUNTRYBASKETS-SM- INDEX FUND, INC.


    THE COUNTRYBASKETS-SM- INDEX FUND, INC. (the "Fund") is a management investment company organized as a series fund, with each series of shares (a "Series") representing a broad-based index of publicly traded equity securities in a particular country, geographical region or industry sector.

    The initial nine Series offered by this Prospectus are the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series. The Board of Directors of the Fund may authorize additional Series.

    The primary investment objective of each of the initial nine Series is to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a particular country. To achieve this investment objective, each of the nine Series will seek to provide investment results that substantially correspond to the price and yield performance of its respective country component of the FT/S&P Actuaries World Indices-SM- (the "FT Index"). See "The Fund -- FT/S&P Actuaries World Indices-TM-".

    The shares of common stock of each Series offered hereby are sometimes referred to herein as "CB Shares-SM-". The Fund will sell and redeem shares of each Series only in aggregations of a specified number of shares for such Series (each, a "Creation Unit") at their net asset value principally for an in-kind portfolio of equity securities of the relevant FT Index component, together with some cash. Except in Creation Unit size aggregations, the CB Shares-SM- are not redeemable securities of the Fund. The number of CB Shares-SM- constituting a Creation Unit will initially be 250,000 CB Shares-SM- in the case of the Japan Index Series and 100,000 CB Shares-SM- in the case of each other Series. See "The Fund -- Purchase and Issuance of Fund Shares in Creation Unit Aggregations" and "-- Redemption of Fund Shares in Creation Unit Aggregations".

         INVESTORS MAY NOT REDEEM CB SHARES-SM- IN LESS THAN CREATION UNIT
                                 AGGREGATIONS.


    Application has been made to list the non-redeemable CB Shares-SM- for trading on the New York Stock Exchange, Inc. (the "NYSE"). It is expected that the non-redeemable CB Shares-SM- will trade on the NYSE during the day at prices that differ to some degree from their net asset value. See "The Fund -- Exchange Listing and Trading", "-- Investment Considerations and Risks" and "-- Determination of Net Asset Value".


    Deutsche Morgan Grenfell/C. J. Lawrence Inc. ("DMG"), a subsidiary of Deutsche Bank AG, will serve as investment adviser to each Series of the Fund, providing investment advisory, management and certain administrative services. ALPS Mutual Funds Services, Inc. is the distributor of the Fund. See "The Fund -- Investment Management" and "-- Distributor".
                           --------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES
       COMMISSION   PASSED  UPON  THE  ACCURACY   OR  ADEQUACY  OF  THIS
        PROSPECTUS. ANY          REPRESENTATION TO THE  CONTRARY IS  A
                               CRIMINAL OFFENSE.
                           --------------------------


    This Prospectus sets forth concisely the information about the Fund that an investor should know before investing. It should be read and retained for future
reference. A Statement of  Additional Information, dated                ,  1996,
provides further discussion of certain topics referred to in this Prospectus and other matters which may be of interest to investors. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by writing to the Fund or the Distributor (at its address set forth on the back cover of this Prospectus). The Fund's address is c/o Deutsche Morgan Grenfell/ C. J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019.

                           --------------------------

    "The CountryBaskets Index Fund, Inc.", "CountryBaskets" and "CB Shares" are service marks of DMG. DMG has filed applications for registration of such service marks with the U.S. Patent and Trademark Office. The Fund is an authorized licensee of such marks.
                           --------------------------


                                  DISTRIBUTOR:
                        ALPS MUTUAL FUNDS SERVICES, INC.
                      INVESTOR INFORMATION: 1-800-482-3940



                        Prospectus dated March   , 1996

    "Financial Times/Standard & Poor's Actuaries World Indices" and "FT/S&P Actuaries World Indices" are trademarks of The Financial Times Limited ("FT") and Standard & Poor's ("S&P") and have been licensed for use by DMG. The Fund is an authorized sublicensee thereof. The Fund and the CB Shares-SM- are not sponsored, endorsed, sold or promoted by FT or S&P and neither FT nor S&P makes any representation regarding the advisability of investing therein.

                            ------------------------


   THE FUND AND THE SECURITIES DESCRIBED HEREIN (THE "PRODUCTS") HAVE BEEN PRODUCED BY REFERENCE TO VARIOUS COUNTRY INDICES INCLUDED IN THE FT/S&P ACTUARIES WORLD INDICES-TM- (THE "INDICES"), COPYRIGHT 1996, WHICH ARE OWNED AND JOINTLY COMPILED BY FT-SE INTERNATIONAL LIMITED ("FT-SE"), GOLDMAN, SACHS & CO. ("GS") AND S&P IN CONJUNCTION WITH THE INSTITUTE OF ACTUARIES AND THE FACULTY OF ACTUARIES (TOGETHER WITH FT-SE, GS AND S&P, THE "OWNERS"). NATWEST SECURITIES LIMITED WAS A CO-FOUNDER OF THE INDICES.


   THE PRODUCTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE OWNERS. THE OWNERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCTS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCTS PARTICULARLY OR THE ABILITY OF THE INDICES TO TRACK GENERAL STOCK MARKET PERFORMANCE. THE OWNERS' ONLY RELATIONSHIP TO DEUTSCHE MORGAN GRENFELL/C. J. LAWRENCE INC. (THE "LICENSEE") IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE INDICES, WHICH ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE LICENSEE OR THE PRODUCTS. THE OWNERS HAVE NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE PRODUCTS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDICES. THE
   OWNERS ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCTS ARE TO BE CONVERTED INTO CASH. THE OWNERS HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCTS.

   THE OWNERS DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN AND THE OWNERS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. THE OWNERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF QUALITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE OWNERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
                            ------------------------


    The FT-Actuaries World Indices-TM- were originally developed by Goldman, Sachs & Co., NatWest Securities Limited and FT in 1986, and until May 23, 1995, were jointly published by them. On May 23, 1995, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., joined FT and Goldman, Sachs & Co. as a co-publisher of the FT- Actuaries World Indices-TM-, now known as the Financial Times/Standard & Poor's Actuaries World Indices-TM- or the FT/S&P Actuaries World Indices-TM-. The FT/S&P Actuaries World Indices-TM- are a continuation of the FT-Actuaries World Indices-TM-. Following the current transition period, FT and S&P will jointly calculate the indices. In November 1995, FT transferred its ownership rights in the FT/S&P Actuaries World Indices-TM- to FT-SE, a company jointly owned by FT, the London Stock Exchange and the Institute of Actuaries. By the end of 1996, it is expected that FT-SE will assume responsibility for calculating the European and Asia-Pacific indices and S&P will calculate the U.S. indices. The Fund is not sponsored by or affiliated with S&P, FT-SE or FT. References herein to the "FT Index" and to certain index data prior to May 23, 1995 are to the FT-Actuaries World Index-TM-; references thereafter are to the FT/S&P Actuaries World Indices-TM-.


    Unless otherwise specified, all references in this Prospectus to "dollars", "US $" or "$" are to United States dollars, all references to "A$" are to Australian dollars, all references to "FF" are to French francs, all references to "DM" are to Deutsche marks, all references to "HK $" are to Hong Kong dollars, all references to "L" are to Italian lira, all references to "Y" are to Japanese Yen, all references to "CR" are to South African commercial rands (a currency abandoned as of March 20, 1995), all references to "R" are to South African rands and all references to "L" are to pounds sterling. On March 1, 1996, the noon buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: A$1.3034, FF 5.0720, DM 1.4785, HK$ 7.7320, L1,563.0, Y 105.7, R 3.9050, and L .6548. Some numbers in this Prospectus have been rounded. All US-dollar equivalents provided in this Prospectus are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                               PROSPECTUS SUMMARY

    The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.


THE FUND AND ITS INVESTMENT
 OBJECTIVE........................  The  CountryBaskets-SM-  Index  Fund,  Inc.,  a Maryland
                                    corporation (the  "Fund"),  is a  management  investment
                                    company   organized  as  a   series  fund.  The  primary
                                    investment  objective  of  each  series  of  shares   (a
                                    "Series")  of the Fund is  to provide investment results
                                    that substantially  correspond to  the price  and  yield
                                    performance  of a  broad-based index  of publicly traded
                                    equity securities in a particular country,  geographical
                                    region  or industry sector.  In the case  of each of the
                                    initial nine  Series  offered by  this  Prospectus,  the
                                    relevant index is a broad-based index of publicly traded
                                    equity  securities in a  particular country. The primary
                                    investment objective of each  Series is fundamental  and
                                    may  not  be  changed  without a  vote  of  that Series'
                                    stockholders.  There  can  be  no  assurance  that   the
                                    investment objective of any Series will be achieved. See
                                    "The Fund -- The CountryBaskets-SM- Index Fund, Inc. and
                                    its Investment Objective".

                                    To achieve its primary investment objective, each of the
                                    initial  nine Series offered by this Prospectus seeks to
                                    provide investment results that substantially correspond
                                    to the  price and  yield performance  of its  respective
                                    country   component  of   the  FT/S&P   Actuaries  World
                                    Indices-TM- (the "FT Index"). This secondary  investment
                                    objective  is not fundamental and  may be changed by the
                                    Board of  Directors  without  a  stockholder  vote.  The
                                    country  components of the FT  Index are based on equity
                                    securities  trading  in  the  markets  of  a  particular
                                    country.

                                    The  initial nine Series  of the Fund  are the Australia
                                    Index Series, the France Index Series, the Germany Index
                                    Series, the  Hong Kong  Index  Series, the  Italy  Index
                                    Series,  the Japan Index Series,  the South Africa Index
                                    Series, the UK  Index Series  and the  US Index  Series.
                                    Each   such  Series  is   non-diversified.  Such  Series
                                    represent separate portfolios of equity securities, each
                                    substantially corresponding in composition and weighting
                                    to its respective country component of the FT Index. The
                                    net asset value of shares of each Series will fluctuate.
                                    See "The Fund -- Determination of Net Asset Value".

CB SHARES-SM-.....................  The shares of common stock of each Series are  sometimes referred to herein as the "CB Shares-SM-". Except in the
                                    Creation   Unit  aggregations  referred   to  below,  CB
                                    Shares-SM- are not  redeemable securities  of the  Fund.
                                    The  acquisition  of  CB Shares-SM-  of  each  Series by
                                    investment companies is subject  to the restrictions  of
                                    Section  12(d)(1) of the Investment  Company Act of 1940
                                    (the "1940 Act").

TRADING OF CB SHARES-SM- ON THE
 NEW YORK STOCK EXCHANGE..........  Application has been made to  list the CB Shares-SM-  of each  Series for trading on the New York Stock Exchange,
                                    Inc. (the "NYSE"). Their respective symbols are:

                                            SERIES                         TRADING SYMBOL
                                            ----------------------------  -----------------
                                            Australia CB Shares-SM-                 GXA
                                            France CB Shares-SM-                    GXF
                                            Germany CB Shares-SM-                   GXG
                                            Hong Kong CB Shares-SM-                 GXH
                                            Italy CB Shares-SM-                     GXI
                                            Japan CB Shares-SM-                     GXJ
                                            South Africa CB Shares-SM-              GXR
                                            UK CB Shares-SM-                        GXK
                                            US CB Shares-SM-                        GXU


                                    It is expected that the non-redeemable CB Shares-SM-  of
                                    each  Series will trade  on the NYSE  at prices that may
                                    differ to some  degree from their  net asset value.  See
                                    "The   Fund  --  Exchange   Listing  and  Trading",  "--
                                    Investment   Considerations   and    Risks"   and    "--
                                    Determination of Net Asset Value". The CB Shares-SM- are
                                    not redeemable except in Creation Unit aggregations. See
                                    "CB Shares-SM-" above.

BOOK ENTRY OWNERSHIP OF CB
 SHARES-SM-.......................  The  Depository Trust  Company, a  limited purpose trust company organized under  the laws  of the  State of  New
                                    York (the "Depositary" or "DTC"), or its nominee will be
                                    the  record or  registered owner  of all  outstanding CB
                                    Shares-SM-. Beneficial ownership  of CB Shares-SM-  will
                                    be  shown  on  the  records  of  the  Depositary  or its
                                    participants. Certificates  will not  be issued  for  CB
                                    Shares-SM-.  Beneficial  owners  of  CB  Shares-SM- will
                                    exercise their rights through DTC and such participants.
                                    See "The Fund -- Book-Entry Only System".

PURCHASES AND REDEMPTIONS OF
 CREATION UNIT AGGREGATIONS OF CB
 SHARES-SM-.......................  The Fund  will issue  and redeem  CB Shares-SM-  of  any
                                    Series  only in  aggregations of  a specified  number of
                                    shares (each,  a "Creation  Unit")  at their  net  asset
                                    value.  A  Creation  Unit  of  the  Japan  Index  Series
                                    consists of 250,000 CB Shares-SM- and a Creation Unit of
                                    each other Series consists of 100,000 CB Shares-SM-.

                                    The  Fund  will  offer  and  sell  Creation  Unit   size
                                    aggregations  of  shares  of  each  Series  continuously
                                    through the Distributor (see  below) at their net  asset
                                    value  next determined after receipt of a purchase order
                                    in proper form. Creation Unit aggregations of shares are
                                    sold for  an  in-kind  portfolio  of  equity  securities
                                    included  in the relevant component of the FT Index (the
                                    "Fund Basket")  and  cash  in an  amount  equal  to  the
                                    difference  between the value  of a Fund  Basket and the
                                    net asset  value of  the  Creation Unit  aggregation  of
                                    shares  (the "Cash Component"),  as described more fully
                                    herein. See "The Fund --  Purchase and Issuance of  Fund
                                    Shares in Creation Unit Aggregations" in this Prospectus
                                    and  "Purchase and  Issuance of Fund  Shares in Creation
                                    Unit  Aggregations"  in  the  Statement  of   Additional
                                    Information.

                                    For  information about the  initial issuance of Creation
                                    Units of each Series and the commencement of trading  on
                                    the NYSE of CB Shares-SM-, see "Purchase and Issuance of
                                    Fund  Shares  in Creation  Unit Aggregations  -- Initial
                                    Issuance of Creation Units and Commencement of  Trading"
                                    in the Statement of Additional Information.

                                    The  Fund will  generally redeem  shares of  each Series
                                    only in  Creation Unit  size aggregations  at their  net
                                    asset value, principally in kind for a Fund Basket and a
                                    cash  payment equal to the  difference between the value
                                    of the Fund Basket and the net asset value of the shares
                                    to be redeemed, as described more fully herein. See "The
                                    Fund --  Redemption  of  Fund Shares  in  Creation  Unit
                                    Aggregations" in this Prospectus and "Redemption of Fund
                                    Shares  in Creation Unit  Aggregations" in the Statement
                                    of Additional Information.

INVESTMENT MANAGEMENT.............  Deutsche Morgan Grenfell/C. J.  Lawrence Inc. ("DMG"  or
                                    the  "Adviser") will  act as investment  adviser and, in
                                    addition,   will   provide   management   and    certain
                                    administrative  services to  the Fund.  DMG is  a wholly
                                    owned indirect subsidiary of  Deutsche Bank AG, a  major
                                    German banking institution.

DISTRIBUTOR.......................  ALPS   Mutual  Funds  Services,  Inc.  ("ALPS")  is  the
                                    distributor of  the  Fund  shares  (the  "Distributor").
                                    Information about purchases of CB Shares-SM- in Creation
                                    Unit aggregations may be obtained from the Distributor.

ADMINISTRATOR.....................  State  Street  Bank and  Trust Company  ("State Street")
                                    will act as administrator of the Fund (in such capacity,
                                    the "Administrator").

FEES..............................  For its services  as Adviser to  each Series,  including services in connection with lending portfolio securities
                                    (see  "The  Fund --  Lending  of Securities"),  DMG will
                                    receive a monthly investment management fee at an annual
                                    rate of .30%  of the  average daily net  assets of  each
                                    Series,  except for the Hong Kong and South Africa Index
                                    Series, for which such annual rate will be .45%, and the
                                    US Index  Series, for  which such  annual rate  will  be
                                    .20%,  plus  in each  case 40%  of the  gross investment
                                    income excluding  dividends on  portfolio securities  of
                                    each Series. See "The Fund -- Fees".

                                    Each   Series   will   pay  the   Distributor   for  its
                                    distribution services  a monthly  distribution  services
                                    fee  equal to such Series' allocable portion of .02% per
                                    annum  of  the  average   aggregate  daily  net   assets
                                    ("Aggregate  Net Assets") of all  Series up to Aggregate
                                    Net Assets  of $2.5  billion, plus  .015% per  annum  of
                                    Aggregate  Net Assets  of all  Series in  excess of $2.5
                                    billion up  to  $5  billion, plus  .005%  per  annum  of
                                    Aggregate  Net  Assets of  all  Series in  excess  of $5
                                    billion. The Distributor will  also be paid a  marketing
                                    fee and will be reimbursed for certain expenses. Subject
                                    to  certain  conditions, each  Series  will also  make a
                                    quarterly contribution to bonus  payments to be made  by
                                    the   Distributor  to   certain  employees   engaged  in
                                    marketing activities with respect  to Fund shares.  Each
                                    Series  will also  pay certain expenses  of printing and
                                    distributing prospectuses and  make payments to  dealers
                                    and   other  persons   for  marketing   and  stockholder
                                    services. All payments by each Series to the Distributor
                                    and to such dealers or other persons will be made  under
                                    the  12b-1 Plan (as  defined herein) of  such Series and
                                    will not  exceed, in  the  aggregate, on  an  annualized
                                    basis,  .25% of its  average daily net  assets. See "The
                                    Fund -- Fees".

                                    The Administrator  will receive  monthly  administrative
                                    fees  for each Series  at an annual rate  of .08% of the
                                    average daily  net  assets of  each  Series up  to  $125
                                    million,  plus .06% of  the average daily  net assets of
                                    such Series in excess of $125 million up to $250 million
                                    and .04% of average daily  net assets of such Series  in
                                    excess  of $250 million, subject to a minimum annual fee
                                    of $95,000 for each Series.

INVESTMENT CONSIDERATIONS AND
 RISKS............................  An investment  in  CB  Shares-SM- of  the  initial  nine
                                    Series  of the Fund  involves risks similar  to those of
                                    investing  in   a   broad-based  portfolio   of   equity
                                    securities   traded  on  exchanges   in  the  respective
                                    countries represented  by their  corresponding FT  Index
                                    components.    These   risks   include   equity   market
                                    fluctuations caused  by  such factors  as  economic  and
                                    political  developments, changes  in interest  rates and
                                    perceived trends in  stock prices and,  with respect  to
                                    each   Series   other   than   the   US   Index  Series,
                                    exchange-rate fluctuations.

                                    The net  asset  value  of shares  of  each  Series  will
                                    fluctuate  with  changes  in  the  market  value  of its
                                    portfolio securities  and, in  the case  of each  Series
                                    except  the US Index Series,  changes in the market rate
                                    of exchange  between  the  US dollar  and  the  national
                                    currency in which the relevant component of the FT Index
                                    is    denominated.   See   "The   Fund   --   Investment
                                    Considerations and Risks".

                                    Prior to the date of this Prospectus, there has been  no
                                    market for CB Shares-SM- and, consequently, there can be
                                    no  assurance that active  trading markets will develop.
                                    The Distributor will not maintain a secondary market  in
                                    CB Shares-SM-. See "Purchase and Issuance of Fund Shares
                                    in Creation Unit Aggregations -- The Distributor" in the
                                    Statement  of Additional Information.  The market prices
                                    of CB  Shares-SM-  will  fluctuate  in  accordance  with
                                    supply  and demand on the  NYSE. The Fund cannot predict
                                    whether the CB Shares-SM- will trade below, at or  above
                                    their  net  asset  value. See  "The  Fund  -- Investment
                                    Considerations and Risks".

                                    The securities held  by each Series,  except for the  US
                                    Index  Series,  will primarily  be equity  securities of
                                    non-U.S. companies. Non-U.S. companies generally do  not
                                    provide  all or the same  kind of disclosure required by
                                    U.S. law  and  accounting  practice. See  "The  Fund  --
                                    Investment  Considerations and Risks" in this Prospectus
                                    and  "Investment  Policies  and  Restrictions"  in   the
                                    Statement of Additional Information.

                                    The  Fund  will  engage  in  the  lending  of  portfolio
                                    securities (see "The Fund -- Lending of Securities") and
                                    engage in certain foreign currency transactions designed
                                    to maintain  the  value  of each  non-US  Index  Series'
                                    assets  in terms  of the  foreign currency  value of its
                                    respective  FT  Index  component.   See  "The  Fund   --
                                    Investment  Policies" in this Prospectus and "Investment
                                    Policies and Restrictions  -- Currency Transactions"  in
                                    the Statement of Additional Information.

                                    As   of  December  29,  1995,  the  following  FT  Index
                                    components were each concentrated  (in excess of 25%  of
                                    such  component) in the stocks of the indicated industry
                                    group: Australia --  Mining, Metals  and Minerals;  Hong
                                    Kong  --  Real  Estate; Italy  --  Utilities;  and South
                                    Africa -- Precious  Metals and  Minerals. The  portfolio
                                    securities  of each such Series will generally have such
                                    industry concentration for so long as the  corresponding
                                    FT  Index component is so concentrated. See "The Fund --
                                    Investment Restrictions of the Fund" and "--  Investment
                                    Considerations and Risks".

DIVIDENDS AND CAPITAL
 GAINS DISTRIBUTIONS..............  Dividends from net investment income of all Series other than  the US Index  Series will be  declared and paid at
                                    least annually and, in the case of the US Index  Series,
                                    quarterly. Capital gains of each Series, if any, will be
                                    distributed  at  least annually.  Dividends  and capital
                                    gains distributions will be  distributed by each  Series
                                    in  US dollars. The  Fund does not  currently maintain a
                                    plan   for   the   automatic   reinvestment   of    cash
                                    distributions in additional shares of the Fund. See "The
                                    Fund -- Dividends and Capital Gains Distributions".

TAX MATTERS.......................  The  purchase, sale and redemption  of CB Shares-SM- are taxable events and may result in a capital gain or  loss
                                    to  investors.  Dividend  distributions,  capital  gains
                                    distributions  and   capital   gains  or   losses   from
                                    redemptions and sales of CB Shares-SM- may be subject to
                                    federal,  state and  local taxes.  See "The  Fund -- Tax
                                    Matters".

                            SUMMARY OF FUND EXPENSES


    The purpose of the following tables is to assist investors in understanding the various costs and expenses an investor will bear directly and indirectly in respect of each Series of the Fund. The tables show all expenses and fees the Fund is expected to incur and are based on estimates expressed as a percentage of average net assets. "Other Expenses" are estimated amounts for the current fiscal year. The examples set forth below under Section C (Examples of Expenses) are presented for an investment of $1,000(1) as required by rules of the Securities and Exchange Commission (the "SEC"). THE EXAMPLES IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FUND EXPENSE TABLE


                                                                             THE                     THE
                                                  THE       THE      THE     HONG    THE     THE    SOUTH
                                               AUSTRALIA   FRANCE  GERMANY   KONG   ITALY   JAPAN   AFRICA  THE UK  THE US
                                                 INDEX     INDEX    INDEX   INDEX   INDEX   INDEX   INDEX   INDEX   INDEX
                                                SERIES     SERIES  SERIES   SERIES  SERIES  SERIES  SERIES  SERIES  SERIES
                                               ---------   ------  -------  ------  ------  ------  ------  ------  ------
A. STOCKHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases of
 Creation Unit aggregations of Shares (as a
 percentage of amount of investment).........   None       None     None     None    None    None    None   None    None
Estimated Cost to Investor of Transferring
 Securities in Fund Basket to Fund (a).......  $1,886      $3,737  $1,952   $3,192  $1,593  $12,123 $1,408  $5,535  $12,103
Local Stock Transfer Taxes (as a percentage
 of the value of Fund Basket contributed)
 (b).........................................    .30%         0%       0%     .15%      0%      0%    1.0%   .50%      0%
Purchases -- Cash Component Transaction Fee
 (c)
    as a percentage of cash amount of
     investment..............................   1.15%      1.00%    1.00%    1.20%   1.00%   1.32%   2.00%  1.50%      0%
    as a percentage of total investment
     amount..................................  .0115%       .01%     .01%    .012%    .01%   .013%    .02%  .015%      0%
Deferred Sales Load..........................   None       None     None     None    None    None    None   None    None
Estimated Cost to Redeemer of Transferring
 Securities in Fund Basket from Fund to
 Redeemer (a)................................  $1,312      $3,030  $1,525   $2,800  $1,180  $8,980  $1,100  $4,100  $7,644
Local Stock Transfer Taxes (as a percentage
 of the value of Fund Basket delivered on
 redemption) (b).............................      0%         0%       0%     .15%      0%    .30%      0%     0%      0%
Redemptions -- Transaction Fee on Cash
 Portion (d)
    as a percentage of cash redemption
     proceeds................................   1.15%      1.00%    1.00%    1.20%   1.00%   1.32%   1.00%  1.00%      0%
    as a percentage of total redemption
     proceeds................................  .0115%       .01%     .01%    .012%    .01%   .013%    .01%   .01%      0%
B.ANNUAL SERIES OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (e)..........................    .30%       .30%     .30%     .45%    .30%    .30%    .45%   .30%    .20%
Distribution Fees (12b-1) (f)................    .25%       .25%     .25%     .25%    .25%    .25%    .25%   .25%    .25%
Other Expenses...............................    .24%       .26%     .23%     .36%    .28%    .26%    .26%   .25%    .24%
                                               ---------   ------  -------  ------  ------  ------  ------  ------  ------
Total Operating Expenses.....................    .79%       .81%     .78%    1.06%    .83%    .81%    .96%   .80%    .69%
                                               ---------   ------  -------  ------  ------  ------  ------  ------  ------
                                               ---------   ------  -------  ------  ------  ------  ------  ------  ------


                             (FOOTNOTES TO FUND EXPENSE TABLE ON FOLLOWING PAGE)

------------------------
(1) As of December 29, 1995, the minimum value of a portfolio of index securities comprising a Fund Basket (assuming the inclusion of all stocks in the relevant FT Index component in their exact weightings) for an in-kind purchase or redemption of a Creation Unit aggregation of shares of each Series would have been as follows: the Australia Index Series, $1,900,000; the France Index Series, $3,587,500; the Germany Index Series, $3,275,000; the Hong Kong Index Series, $2,587,500; the Italy Index Series, $2,462,500; the Japan Index Series, $9,687,500; the South Africa Index Series, $1,925,000; the UK Index Series, $3,837,500; and the US Index Series, $5,025,000.

------------------------------
(a)  Estimated based on  a delivery  to or  from the Fund  of one  or more  Fund
     Baskets of securities. An investor purchasing shares in Creation Unit aggregations will bear the costs of transferring the securities in the Fund Basket to the Fund and an investor redeeming Creation Unit aggregations of shares will bear the costs of transferring securities in the Fund Basket constituting a portion of the redemption proceeds from the Fund to the investor. Such costs will include settlement and custody charges, registration costs and similar charges. Such estimated costs are based on the number of constituent securities in a Fund Basket for each Series as of February 27, 1995. Such costs will vary with the number of constituent securities in a Fund Basket for the relevant Series, but will not vary according to the number of Fund Baskets submitted on purchase or delivered on redemption, as the case may be. Investors will also bear certain stock transfer taxes or stamp duties on purchases or redemptions of Creation Units of shares of certain Series. See the line item "Local Stock Transfer Taxes" above. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- The Fund Basket" and "Redemption of Fund Shares in Creation Unit Aggregations -- Redemption Proceeds" in the Statement of Additional Information.

(b) Based on the stock transfer taxes or stamp duty currently payable in the indicated countries in connection with the registration of transfers of Fund Basket securities to the Fund (on purchases of Creation Units of shares of the Australia, South Africa and UK Index Series) or to the redeeming investor (on redemptions of Creation Units of shares of the Japan Index Series).


(c) Paid to the Fund and applicable only to the amount of a purchase represented by the Cash Component to offset the Fund's brokerage and other transaction costs of investing cash in portfolio securities of each Series other than the US Index Series. The cash purchase transaction fee is not a sales charge. The Cash Component is generally estimated to be 1% of the total purchase price, but may amount to a higher portion that will not exceed 10% of the total purchase price except in certain circumstances under which cash is permitted or required by the Adviser to be substituted for a security or securities in the applicable Fund Basket. See "The Fund -- Purchase and Issuance of Fund Shares in Creation Unit Aggregations" in this Prospectus and "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information. The US Index Series will bear brokerage and other transaction expenses associated with investing the Cash Component contributed on purchases of Creation Unit aggregations of shares of the US Index Series in portfolio securities of that Series.



(d) Paid to the Fund and applicable only to the amount of redemption proceeds represented by the cash portion to offset the Fund's brokerage and other transaction costs of selling portfolio securities of each Series other than the U.S. Index Series to pay a portion of redemption proceeds. The cash portion is generally estimated to be 1% of the total redemption proceeds of a Creation Unit aggregation of shares, but the cash portion could in certain limited circumstances amount to up to 100% of such proceeds. See "The Fund -- Redemption of Fund Shares in Creation Unit Aggregations" in this Prospectus and "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.



(e) Management fees are .30% of the average daily net assets of each Series, except for the Hong Kong and South Africa Index Series, for which such annual rate will be .45%, and the US Index Series, for which such annual rate will be .20%. See "The Fund -- Fees". In addition, each Series will pay to the Adviser 40% of the gross investment income, excluding dividends on portfolio securities, of the Series. Such investment income is received primarily from interest earned on the collateral for securities loaned. See "The Fund -- Lending of Securities".



(f) The Distributor will be paid distribution services fees by each Series equal to such Series' allocable portion of: .02% per annum of the Aggregate Net Assets of all Series up to Aggregate Net Assets of $2.0 billion, plus .015% per annum of Aggregate Net Assets of all Series in excess of $2.0 billion up to $5 billion, plus .005% per annum of Aggregate Net Assets of all Series in excess of $5 billion. The Distributor will also be paid a marketing fee and will be reimbursed for certain expenses. Subject to certain conditions, each Series will also make a quarterly contribution to bonus payments to be made by the Distributor to certain employees engaged in marketing activities with respect to the secondary market for Fund shares. Each Series will also make payments to certain dealers and other persons for marketing and stockholder services, will pay certain expenses of printing and distributing prospectuses and, to the extent of amounts available under such Series' 12b-1 Plan, will reimburse the Distributor and/or the Adviser for its costs incurred in producing advertising or marketing material, all as more fully described under "The Fund -- Fees". All payments by each Series to the Distributor and to such dealers and other persons, and all such reimbursements, will be made under the 12b-1 Plan of such Series and will not exceed, in the aggregate, on an annualized basis, .25% of its average daily net assets. Because the fees and expenses paid under the 12b-1 Plan of each Series are charged against the assets of the Series, long-term stockholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Series would be permitted to charge. See "The Fund -- Fees".

C. EXAMPLES OF EXPENSES

(a) An investor would pay the following expenses on a $1,000 investment (payment with a ratable portion of a Fund Basket and a Cash Component of $10 (estimated as 1% of the total purchase price)), assuming (1) a 5% annual return and (2) redemption (delivery of a Fund Basket and a cash redemption payment of $10 (estimated as 1% of the total redemption proceeds)) at the end of each indicated time period:

                                                     HONG                      SOUTH
                      AUSTRALIA  FRANCE   GERMANY    KONG    ITALY    JAPAN    AFRICA     UK       US
                       INDEX     INDEX     INDEX    INDEX    INDEX    INDEX    INDEX    INDEX    INDEX
                       SERIES    SERIES   SERIES    SERIES   SERIES   SERIES   SERIES   SERIES   SERIES
                      --------   ------   -------   ------   ------   ------   ------   ------   ------
1 year..............  $    13    $  10    $    9    $ 16     $  10    $  14    $  21    $  16    $  11
                          ---    ------   -------   ------   ------   ------   ------   ------   ------
                          ---    ------   -------   ------   ------   ------   ------   ------   ------
3 years.............  $    30    $  28    $   26    $ 39     $  28    $  31    $  42    $  33    $  26
                          ---    ------   -------   ------   ------   ------   ------   ------   ------
                          ---    ------   -------   ------   ------   ------   ------   ------   ------

(b) An investor would pay the following expenses on the same investment, assuming no redemptions:

                                                     HONG                      SOUTH
                      AUSTRALIA  FRANCE   GERMANY    KONG    ITALY    JAPAN    AFRICA     UK       US
                       INDEX     INDEX     INDEX    INDEX    INDEX    INDEX    INDEX    INDEX    INDEX
                       SERIES    SERIES   SERIES    SERIES   SERIES   SERIES   SERIES   SERIES   SERIES
                      --------   ------   -------   ------   ------   ------   ------   ------   ------
1 year..............  $    12    $   9    $    9    $ 13     $   9    $  10    $  21    $  15    $   9
                          ---    ------   -------   ------   ------   ------   ------   ------   ------
                          ---    ------   -------   ------   ------   ------   ------   ------   ------
3 years.............  $    29    $  27    $   26    $ 36     $  27    $  27    $  41    $  32    $  24
                          ---    ------   -------   ------   ------   ------   ------   ------   ------
                          ---    ------   -------   ------   ------   ------   ------   ------   ------

EXPLANATION OF TABLE

    A. Stockholder Transaction Expenses are charges that investors pay to buy or sell Creation Unit aggregations of shares of the Fund. See "The Fund -- Purchase and Issuance of Fund Shares in Creation Unit Aggregations" and "-- Redemption of Fund Shares in Creation Unit Aggregations" in this Prospectus and "Purchase and Issuance of Fund Shares in Creation Unit Aggregations " and "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information for an explanation of how these charges apply.

    B. Annual Series Operating Expenses are based on estimated expenses. Management Fees are paid to DMG to provide each Series with investment advisory, management and certain administrative services and services in connection with the lending of portfolio securities. See "The Fund -- Lending of Securities". Administration fees estimated at .074% of the average daily net assets of each Series, based on estimated average net assets of US $250,000,000, are included in "Other Expenses" and are paid to State Street, as Administrator, to provide the Fund with administrative services. Distribution fees are paid to ALPS, as Distributor, to provide distribution services to the Fund. The Distributor will also be paid a marketing fee, will be reimbursed for certain expenses and, subject to certain conditions, will receive contributions toward bonus payments to be made to certain employees of the Distributor. Each Series will also pay certain expenses of printing and distributing prospectuses and make payments to dealers and other persons providing marketing and stockholder services. See "The Fund -- Investment Management", "-- Distributor", "-- Administrator" and "-- Fees" for additional information.

    C. Examples of Expenses. The examples illustrate the estimated expenses associated with a $1,000 investment in a Creation Unit aggregation of Fund shares over periods of 1 and 3 years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Series expenses or performance, both of which may vary. The expenses associated with a hypothetical $1,000 investment in CB Shares-SM- include a pro rata portion of stockholder transaction expenses associated with the purchase or sale of a Creation Unit aggregation of shares, which would have been valued as of December 29, 1995 at between $1,900,000 and $9,687,500, depending on the Series, assuming for this purpose that the net asset value of a Creation Unit aggregation of shares were the same as the value of the Fund Basket as of such date. See footnote 1 to the Summary of Fund Expenses. Based on the 1995 annual rates of return of the FT Index components represented by each Series, the annual rate of return of each Series, assuming reinvestment of dividends and 100% correlation between such annual FT Index rates of return and those of the respective Series, after estimated expenses applicable to the respective Series, would have been 14.4% for the Australia Index Series, 12.4% for the France Index Series, 15.7% for the Germany Index Series, 22.5% for the Hong Kong Index Series, -1.2% for the Italy Index Series, -1.2% for the Japan Index Series, 17.2% for the South Africa Index Series, 22.5% for the UK Index Series and 36.6% for the US Index Series. These rates of return do not include interest earned on collateral from securities loaned, which would have been increased to the extent of any net interest income so earned, and are not indicative of future results.

                                    THE FUND

THE COUNTRYBASKETS-SM- INDEX FUND, INC. AND ITS INVESTMENT OBJECTIVE

    The Fund is a non-diversified, open-end management investment company registered under the 1940 Act, organized as a series fund. Each Series of the Fund seeks to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a particular country, geographic region or industry sector.


    THE INITIAL SERIES. Initially, nine Series of the Fund will issue shares: the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series. Each such Series seeks to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in the relevant country. This primary investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Series. The Board of Directors of the Fund may authorize additional Series. To achieve its primary investment objective, each of the nine Series seeks investment results substantially corresponding to the price and yield performance of its respective country component of the FT Index. This secondary investment objective is not fundamental, and in the case of any Series the index may be changed by the Board of Directors, subject to any applicable regulatory approvals, to another broad-based index of equity securities in the relevant country without a stockholder vote. See "Investment Policies and Restrictions -- Investment Restrictions" in the Statement of Additional Information. There can be no assurance that the investment objective of any Series will be achieved.


INVESTMENT POLICIES

    Each Series will seek to implement its investment objectives by a policy of remaining fully invested, except as described below, in a portfolio of equity securities that will provide investment results that substantially correspond to the price and yield performance of its respective country component of the FT Index. Each country component of the FT Index is a capitalization-weighted index of equity securities traded on the principal securities exchange(s) and, in some cases, the over-the-counter market, of that country. See "The FT Index Components". Each Series will invest the largest proportion of its net assets practicable, in any event at least 95% of its net assets, in the securities of its respective component of the FT Index, and the weighting of the portfolio securities of each Series will substantially correspond to their proportional representation in the relevant component of the FT Index. These investment policies are not fundamental and so may be changed by the Board of Directors of the Fund without stockholder approval.

    CORRELATION WITH THE FT INDEX. The correlation between the performance of each Series and its respective FT Index component is expected to be at least
0.95 (1.00 indicating a perfect correlation). The ability to correlate the performance of a Series with that of the corresponding component of the FT Index will be affected by, among other things, changes in securities markets, the manner in which the FT Index is calculated (see "FT/S&P Actuaries World Indices-TM-"), the expenses incurred by such Series, the asset size of such Series, and the timing and size of purchases and redemptions of Creation Unit aggregations of shares. Investment changes to accommodate purchases and redemptions of shares in Creation Unit size aggregations will be made at the direction of the Adviser to maintain to the extent practicable the correlation of each Series' portfolio to its corresponding component of the FT Index. In the event, considered unlikely by the Fund, that the Adviser is unable to maintain a correlation of 0.95 between a Series' performance and that of its respective FT Index component, the Fund's Board of Directors will consider alternative investment advisory arrangements for that Series.

    Each Series may invest in high quality, short-term fixed income obligations as cash reserves, including obligations denominated in US dollars and in the principal foreign currency or currencies of the portfolio securities of such Series (the "Series Currency") and repurchase agreements collateralized by U.S. Government securities. To a limited extent each Series may also purchase securities of U.S. or foreign investment companies, stock index futures contracts and options thereon traded on recognized exchanges in the markets relevant to such Series, and purchase exchange-traded call options, and write
(sell) put options, on securities and indices in such markets. A Series will invest in such instruments (or combinations thereof) only for the purpose of exposing cash reserves and short-term money market investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation to such component. A Series will not purchase or sell over-the-counter equity or fixed-income derivative instruments. Investment company securities, stock index futures, options and options on futures in which a Series may invest will be those which the Adviser believes would, alone or in combination with other instruments, replicate the performance of the relevant FT Index component better than the uninvested cash. In addition, if market conditions make it impracticable to purchase a security in the relevant FT Index component, a Series may purchase another equity security that the Adviser considers an appropriate substitute for such FT Index constituent security or may purchase or write an option or combination of options on such FT Index security (or a security expected to perform similarly to the missing index security) to expose the uninvested assets to the equity risk and return of such unavailable security and thereby improve the correlation of the Series with the relevant FT Index component. A Series will not invest in options and futures contracts and options thereon for speculative purposes. See "Investment Policies and Restrictions -- Other Fund Investments" in the Statement of Additional Information.


    Investments other than the equity securities included in the applicable FT Index component will not exceed 5% of each Series' net assets. As described above, such investments include cash and cash equivalents, repurchase agreements, investment company securities, call and put options and stock index futures contracts and options thereon, and equity securities not included in the relevant component of the FT Index that may be an appropriate substitute for an index equity security if market conditions make it impracticable to purchase the index security in the relevant FT Index component. See "Investment Policies and Restrictions -- Other Fund Investments" in the Statement of Additional Information. The activities of the Fund are subject to certain restrictions that may not be changed without stockholder approval. See "Investment Restrictions of the Fund" in this Prospectus and "Investment Policies and Restrictions -- Investment Restrictions" in the Statement of Additional Information.


    Each Series may lend its portfolio securities in an amount up to 33 1/3% of the value of its total assets in order to earn income and thereby reduce the effect that expenses have on the Series' ability to provide investment results that substantially correspond to the price and yield performance of the relevant FT Index component. See "Lending of Securities". Each Series will also engage in certain foreign currency transactions that are designed to maintain the correlation between the value of the Series' assets and the foreign currency-denominated values of the respective indices. A Series will not hold illiquid assets in excess of 15% of its net assets. For purposes of this restriction, "illiquid" securities shall mean securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series has valued the securities. See "Investment Policies and Restrictions" in the Statement of Additional Information.


    PORTFOLIO TURNOVER. Each Series of the Fund is permitted to sell securities irrespective of how long they have been held. Given that the investment management of each Series is fundamentally "passive" in that it seeks to provide investment results corresponding to that of an index, the portfolio turnover rate for each

Series is expected to be under 50%. Ordinarily, securities will be purchased or sold by a Series only to reflect changes in the composition of the corresponding component of the FT Index or to accommodate cash flows required by, among other things, redemptions of Creation Unit aggregations of shares.

FT/S&P ACTUARIES WORLD INDICES-TM-


    The FT/S&P Actuaries World Indices-TM- are jointly owned by FT-SE International Limited (a company jointly owned by The Financial Times Limited, the London Stock Exchange and the Institute of Actuaries) ("FT-SE"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and Goldman, Sachs & Co. (collectively, the "Owners"). On May 23, 1995, Standard & Poor's replaced NatWest Securities Limited to join The Financial Times Limited and Goldman,
Sachs & Co. as a co-publisher of the FT Index and, following the current transition period, The Financial Times Limited and Standard & Poor's will be jointly responsible for the calculation of the FT Index components. In November 1995, FT-SE assumed the ownership rights of The Financial Times Limited in the FT Index. By the end of 1996, it is expected that FT-SE will assume responsibility for calculating the Asia-Pacific and European indices and Standard & Poor's will calculate the U.S. indices. The Institute of Actuaries and The Faculty of Actuaries, the English and Scottish bodies, respectively, that represent the actuarial profession in the United Kingdom (together with the Owners, the "Consortium") provide assistance in managing the FT Index. The aim of the Consortium is to create and maintain a series of equity indices for use by the global investment community.



    SELECTION CRITERIA. The World Index Policy Committee (the "WIPC") makes all policy decisions concerning the FT Index, including: objectives, selection criteria, market representativeness, calculation methodologies and additions and deletions of constituent securities. The WIPC makes these decisions in a manner that is consistent with the stated aims and objectives of the Consortium. With respect to each country, regional or sector component of the FT Index, WIPC's objective is to capture 85% of the equity available (known as the "investible universe") in such country, region or sector. The "investible universe" for a particular component of the FT Index consists of the aggregate capitalization of all equity securities listed on the exchanges monitored within the relevant market after application of five exclusionary "screens" and certain other rules to the universe of such exchange-traded equities. A fuller description of the FT Index and the selection methodology is included in the Statement of Additional Information.


    MARKET CAPITALIZATION WEIGHTING. The proportional representation of equity securities in the FT Index is based on each security's total market capitalization (that is, its market price times the number of shares outstanding) relative to other securities in the same market. The percentage of a Series' assets to be invested in each equity security will not deviate significantly from such security's corresponding proportional representation in the relevant component of the FT Index. FT Index values include dividends on portfolio securities based on the most up-to-date indicated annualized rates, adjusted for any interim changes in, and any firm and precise forecasts of, expected dividends. Each Series will reinvest dividends and distributions it receives as soon as practicable.

THE FT INDEX COMPONENTS

    THE AUSTRALIA COMPONENT. The Australia component of the FT Index consists of stocks that are traded on the Australian Stock Exchange Limited. As of December 29, 1995, stocks of 81 issuers were included. The three largest stocks and the approximate percentages of the Australia component represented thereby were Broken Hill Proprietaries (16.3%), National Australia Bank (7.6%) and CRA (5.6%), for a total of 29.5% of the Australia component. The ten largest equity issues in the Australia component represented approximately 52.2% of the Australia component. As of December 29, 1995, equities of the mining, metals and minerals, commercial and other banking and real estate represented approximately 31.7%, 20.7% and 5.6%, respectively, or a total of 58%, of the Australia component. Equities comprising the Australia component of the FT Index accounted for approximately 83.9% of the aggregate investible Australian market capitalization.

    THE FRANCE COMPONENT. The France component of the FT Index consists of stocks traded on the Paris Bourse. As of December 29, 1995, stocks of 100 issuers were included. The three largest stocks and the approximate percentages of the France component of the FT Index represented thereby were Elf Aquitaine (5.4%), LVMH-Moet Vuitton (4.9%) and L'Oreal (4.4%), for a total of 14.7% of the France component. The ten largest equity issues in the France component represented approximately 39% of the France component. Equities of the health and personal care, oil and commercial and other banks represented approximately 9.9%, 9.6% and 8.9%, respectively, or a total of 28.4%, of the France component. As of December 29, 1995, equities comprising the France component of the FT Index accounted for approximately 88.2% of the aggregate investible French market capitalization.

    THE GERMANY COMPONENT. The Germany component of the FT Index consists of stocks that are traded on the official (AMTLICHER HANDEL) and the regulated unlisted (GEREGELTER MARKT) markets of the Frankfurt Stock Exchange. As of December 29, 1995, stocks of 59 issuers were included. The three largest stocks and the approximate percentages of the Germany component of the FT Index represented thereby were Allianz AG (11.4%), Siemens AG (7.5%) and Daimler Benz AG (6.5%) for a total of 25.4% of the Germany component. The ten largest equity issues in the Germany component represented approximately 56% of the Germany component. Equities of the insurance, commercial and other banking, and chemicals industries represented approximately 17.9%, 15.1% and 13.8%, respectively, or a total of 46.8%, of the Germany component. As of December 29, 1995, equities comprising the Germany component of the FT Index accounted for approximately 89% of the aggregate investible German market capitalization.


    THE HONG KONG COMPONENT. The Hong Kong component of the FT Index consists primarily of stocks traded on the Stock Exchange of Hong Kong Limited (the "HKX"). As of December 29, 1995, stocks of 55 issuers (including five issuers listed on the Singapore Stock Exchange but not on the HKX) were included. The three largest stocks and the approximate percentages of the Hong Kong component represented thereby were Hutchison Whampoa (10.3%), Hong Kong Telecomm (9.4%) and Sun Hung Kai Properties (8.9%), for a total of 28.6% of the Hong Kong component. The ten largest equity issues in the Hong Kong component represented approximately 62% of the Hong Kong component. Equities of the real estate, utilities and diversified consumer goods industries represented approximately 37.0%, 18.7% and 12.7%, respectively, or a total of 68.4%, of the Hong Kong component. As of December 29, 1995, equities comprising the Hong Kong component of the FT Index accounted for approximately 85.7% of the aggregate investible market capitalization of Hong Kong.


    THE ITALY COMPONENT. The Italy component of the FT Index consists of stocks on the official list (LISTINO DELLA BORSA) of the Italian Stock Exchange. As of December 29, 1995, stocks of 59 issuers were included. The three largest stocks and the approximate percentages of the Italy component represented thereby were Generali (13.9%), Telecom Italia Mobile (8.4%) and Stet (7.8%), for a total of 30.1% of the Italy component. The ten largest equity issues in the Italy component represented approximately 61% of the Italy component. Equities of the utilities, insurance and automobile industries represented approximately 29.6%, 24.5% and 9.7%, respectively, or a total of 63.8%, of the Italy component. As of December 29, 1995, equities comprising the Italy component of the FT Index accounted for approximately 89.7% of the aggregate investible Italian market capitalization.

    THE JAPAN COMPONENT. The Japan component of the FT Index consists of stocks traded on the first and second sections of the Tokyo Stock Exchange and the first section of the Osaka Stock Exchange. As of December 29, 1995, stocks of 483 issuers were included. The three largest stocks and the approximate percentages of the Japan component represented thereby were Toyota Motor (2.8%), Industrial Bank of Japan (2.5%) and Mitsubishi Bank (2.4%), for a total of 7.7% of the Japan component. The ten largest equity issues in the Japan component represented approximately 21% of the Japan component. Equities of the commercial and other banks, financial institutions and utilities represented approximately 22.5%, 6.2% and 6.1%, respectively, or a total of 34.8%, of the Japan component. As of December 29, 1995, equities comprising the Japan component of the FT Index accounted for approximately 83.1% of the aggregate investible Japanese market capitalization.

    THE SOUTH AFRICA COMPONENT. The South Africa component of the FT Index consists of stocks that are traded on the Johannesburg Stock Exchange. As of December 29, 1995, stocks of 45 issuers were included. The three largest stocks and the approximate percentages of the South Africa component represented thereby were Anglo American Corp. (10.1%), De Beers/Centenary (8.2%) and South African Breweries (7.7%), for a total of 26% of the South Africa component. The ten largest equity issues in the South Africa component represented approximately 52% of the South Africa component. Equities of the precious metals and minerals, diversified holding companies and beverages and tobacco industries represented approximately 34.9%, 11.6% and 11.3%, respectively, or a total of 57.8%, of the South Africa component. As of December 29, 1995, equities comprising the South Africa component of the FT Index accounted for approximately 82.2% of the aggregate investible market capitalization of the Johannesburg Stock Exchange.

    THE UK COMPONENT. The UK component of the FT Index consists of stocks on the official list of the London Stock Exchange. As of December 29, 1995, stocks of 205 issuers were included. The three largest stocks and the approximate percentages of the UK component represented thereby were Glaxo Wellcome (4.6%), British Petroleum (4.3%) and Shell Transport & Trading (4.0%), for a total of 12.9% of the UK component. The ten largest equity issues in the UK component represented approximately 29% of the UK component. Equities of the commercial and other banks, utilities and health and personal care industries represented approximately 12.5%, 11.8% and 9.7%, respectively, or a total of 34.0%, of the UK component. As of December 29, 1995, equities comprising the UK component of the FT Index accounted for approximately 82.6% of the aggregate investible market capitalization of the United Kingdom.

    THE US COMPONENT. The US component of the FT Index consists of stocks traded on the NYSE, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation (NASDAQ) system. As of December 29, 1995, stocks of 639 issuers were included. The three largest stocks and the approximate percentages of the US component represented thereby were General Electric (2.5%), AT&T (2.1%) and Exxon Corp. (2.0%), for a total of 6.6% of the US component. The ten largest equity issues in the US component represented approximately 16% of the US component. Equities of the utilities, health and personal care and commercial and other bank industries represented approximately 13.1%, 11.1% and 7.8%, respectively, or a total of 32%, of the US component. As of December 29, 1995, equities comprising the US component of the FT Index accounted for approximately 73.8% of the aggregate investible market capitalization of the United States.

INVESTMENT MANAGEMENT

    DMG will act as investment adviser to the Fund and, subject to the supervision of the Board of Directors of the Fund, will be responsible for management of each Series' affairs, including providing certain administrative services and services in connection with the lending of portfolio securities, pursuant to an

Investment Management Agreement entered into with the Fund with respect to each Series. The Adviser receives a fee from the Fund for its services. See "Fees" in this Prospectus and "Investment Advisory, Management and Other Services -- The Investment Adviser" in the Statement of Additional Information. DMG is organized under Delaware law and is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act"). DMG is a wholly owned indirect subsidiary of Deutsche Bank AG, a major German banking institution ("Deutsche Bank").


    DMG is engaged in the securities underwriting and securities brokerage businesses. The principal business address of DMG is 31 West 52nd Street, New York, New York 10019. Subject to obtaining the best price together with efficient execution, the Fund may place orders for the purchase and sale of securities for the Fund's portfolio with both DMG and/or Deutsche Bank, among other brokers and dealers, and incur brokerage commissions for such transactions. Except as permitted by exemptive order or applicable rule or regulation, no purchase or sale transaction on a principal basis will be done with DMG, Deutsche Bank or their affiliates in securities, foreign currency or other assets. Deutsche Bank and its affiliates may have commercial lending relationships with companies whose securities may be held by a Series of the Fund.

DISTRIBUTOR


    ALPS Mutual Funds Services, Inc. is the Distributor of CB Shares-SM- (see "CB Shares-SM-" below). Its address is 370 17th Street, Suite 2700, Denver,
Colorado 80202, and investor information can be obtained by calling 1-800-482-3940. CB Shares-SM- will be sold by the Fund and distributed only in Creation Unit size aggregations, as described below under "Purchase and Issuance of Fund Shares in Creation Unit Aggregations". CB Shares-SM- in less than Creation Unit size aggregations will not be distributed by the Distributor. The Distributor is a registered broker-dealer under the Exchange Act and was incorporated in 1986 under Colorado law. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it will distribute Fund shares. The Distributor will receive fees from the Fund for its services pursuant to the 12b-1 Plans described below. See "Fees" below and "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- The Distributor" in the Statement of Additional Information.


ADMINISTRATOR


    State Street will act as Administrator of the Fund pursuant to an Administration Agreement with the Fund and will be responsible for certain clerical, record keeping and bookkeeping services, except those to be performed by the Adviser or by State Street as the Fund's custodian (in such capacity, the "Custodian"). See "Investment Advisory, Management and Other Services -- The Administrator, Custodian and Transfer Agent" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AGENT

    State Street serves as the Custodian for the cash and portfolio securities of each Series of the Fund and provides fund accounting services pursuant to a Custodian Agreement between State Street and the Fund. State Street also provides transfer agency services (in such capacity, the "Transfer Agent") pursuant to an agreement with the Fund. State Street, as Custodian and Transfer Agent, has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

FEES

    As Adviser, DMG will be paid a fee, computed daily and paid monthly, at an annual rate of .30% of the average daily net assets of each Series, except for the Hong Kong and South Africa Index Series, for which such annual rate will be .45%, and the US Index Series, for which such annual rate will be .20%, plus in each case 40% of the gross investment income, excluding dividends on securities held in the portfolio, of such Series. See "Summary of Fund Expenses" for the fee for each Series.


    Pursuant to a plan with respect to each Series (each, a "12b-1 Plan") adopted by the Board of Directors of the Fund under Rule 12b-1 under the 1940 Act, each Series will pay the Distributor such Series' allocable portion of the aggregate distribution services fees payable by all Series of the Fund subject to the Distribution Agreement (the "Distribution Agreement") with the Distributor, equal to .02% per annum of the aggregate average daily net assets ("Aggregate Net Assets") of all such Series up to Aggregate Net Assets of $2.0 billion, plus .015% per annum of Aggregate Net Assets of all such Series in excess of $2.0 billion up to $5 billion, plus .005% per annum of Aggregate Net Assets of all such Series in excess of $5 billion. Each Series will also pay the Distributor for marketing and promotional services pursuant to a Marketing Agreement with the Distributor (the "Marketing Agreement") such Series' allocable portion of the aggregate marketing fees payable by all Series subject to the Marketing Agreement, equal to .23% per annum of the Aggregate Net Assets of all such Series up to Aggregate Net Assets of $200 million, plus .03% per annum of Aggregate Net Assets of all such Series in excess of $1.5 billion up to $5 billion, plus .02% per annum of Aggregate Net Assets of all such Series in excess of $5 billion up to $10 billion, plus .015% per annum of the Aggregate Net Assets of all such Series in excess of $10 billion. Subject to the approval of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined under the 1940 Act) and have no direct or indirect financial interest in the operation of the 12b-1 Plans, each Series will also pay to the Distributor, on a quarterly basis commencing with such approval, such Series' allocable portion of .01% per annum of the Aggregate Net Assets of all Series in excess of $500 million up to Aggregate Net Assets of $2.5 billion as a contribution toward certain bonus payments to be made by the Distributor to employees engaged in marketing activities with respect to the secondary market for Fund shares. In addition, subject to the aggregate limitation on payments under each 12b-1 Plan, the Fund will pay certain expenses of printing and distributing prospectuses and make payments to certain dealers or other persons which have entered into agreements with the Distributor to provide marketing and stockholder services. Such payments will be made by the Fund to each such dealer or other person at the rate of .05% of the Aggregate Net Assets in excess of $200 million of all Series subject to such an agreement.


    To the extent of amounts available under its 12b-1 Plan, each Series will also reimburse the Distributor and/or the Adviser for its costs incurred in producing advertising or marketing material prepared at the request of the Series. The fees paid by a Series under its 12b-1 Plan as compensation for distribution, marketing or stockholder services for that Series may exceed the expenses actually incurred by the recipients of such fees. Aggregate payments under each 12b-1 Plan, including reimbursements to the Adviser or the Distributor of costs of advertising or marketing material, will not exceed, on an annualized basis, .25% of average daily net assets of the applicable Series. Each 12b-1 Plan is subject to approval annually by the Board of Directors. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- The Distributor" in the Statement of Additional Information.

    The Administrator will receive monthly administrative fees from the Fund at an annual rate of .08% of the average daily net assets of each Series up to $125 million, plus .06% of the average daily net assets of each Series in excess of $125 million up to $250 million and .04% of the average daily net assets of each Series in excess of $250 million, subject to a minimum annual fee for each Series of $95,000. In addition, the Administrator will be reimbursed for its own out-of-pocket costs incurred in providing administration services.

    In addition to the fees described above, the Fund will be responsible for the payment of expenses that will include, among other things, organizational expenses, compensation of the Directors of the Fund, reimbursement of out-of-pocket expenses incurred by certain service providers, exchange listing fees, brokerage costs and litigation and extraordinary expenses. In addition, the US Index Series will bear brokerage and other transaction expenses associated with investing the Cash Component (as defined herein) contributed on purchases of Creation Unit aggregations of shares of such Series in portfolio securities of that Series.

CB SHARES-SM-

    The shares of common stock, par value $.001 per share, of each Series are referred to herein as the "CB Shares-SM-". The CB Shares-SM- of the initial nine series of the Fund are the "Australia CB Shares-SM-", the "France CB Shares-SM-", the "Germany CB Shares-SM-", the "Hong Kong CB Shares-SM-", the "Italy CB Shares-SM-", the "Japan CB Shares-SM-", the "South Africa CB Shares-SM-", the "UK CB Shares-SM-" and the "US CB Shares-SM-". Except in the Creation Unit size aggregations described under "Creation Units" below, CB Shares-SM- are not redeemable securities of the Fund.

EXCHANGE LISTING AND TRADING


    Application has been made to list the CB Shares-SM- of each Series for trading on the NYSE. The CB Shares-SM- are expected to trade on the NYSE at prices that may differ to some degree from their net asset value. See "Investment Considerations and Risks" and "Determination of Net Asset Value". There can be no assurance that the requirements of the NYSE necessary to maintain the listing of CB Shares-SM- of any Series will continue to be met or will remain unchanged. The NYSE may remove the CB Shares-SM- of a Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Series of CB Shares-SM-, there are fewer than 50 record and/or beneficial holders of such CB Shares-SM- for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such Series is based is no longer calculated or available or
(3) such other event shall occur or conditions exist that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. In addition, the NYSE will remove the CB Shares-SM- from listing and trading upon termination of the Fund.


CREATION UNITS


    The Fund will sell and redeem CB Shares-SM- of each Series only in aggregations of a specific number of shares applicable to a Series. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" and "Redemption of Fund Shares in Creation Unit Aggregations". A Creation Unit of the Japan Index Series consists of 250,000 CB Shares-SM- and a Creation Unit of each other Series consists of 100,000 CB Shares-SM-. The Board of Directors of the Fund reserves the right to declare a split in the number of CB Shares-SM-outstanding of any Series, and to make a corresponding change in the number of CB Shares-SM- constituting a Creation Unit, in the event that the per CB Share-SM- price in the secondary market rises to an amount that exceeds the desirable retail range.


INVESTMENT CONSIDERATIONS AND RISKS


    An investment in CB Shares-SM- of each Series involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the countries represented by the relevant FT Index component, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in Fund Series whose portfolios contain securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally greater price volatility; reduced liquidity and the significantly smaller market capitalization of most non-U.S. securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

    The Adviser has advised the Fund that investments in the Hong Kong and South African equity markets in particular may entail special risks of political and economic uncertainty. In 1997, the People's Republic of China will take control of the colony of Hong Kong. The extent to which China may change the regulatory or financial structures of Hong Kong, and the possible adverse effects of any such changes on the Hong Kong equity markets, cannot be predicted. Investors should also be aware that although South Africa currently has a democratic government, risks of political and economic instability remain that could adversely affect the country's equity markets.

    Each Series of the Fund is classified as "non-diversified" for purposes of the 1940 Act, which means the Series is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. However, each Series intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986 (the "Code"), which will relieve the Series of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. See "Dividends and Capital Gains Distributions" in this Prospectus and "Taxes" in the Statement of Additional Information.


    To a limited extent, each Series may purchase stock index futures contracts and options thereon traded on recognized exchanges in the markets relevant to such Series. Each Series may also purchase exchange-traded call options and write (sell) covered put options on securities and indices in such markets. The purpose of purchasing stock index futures and options thereon, purchasing call options and writing put options is to expose cash reserves and short-term money market investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation to such component. The aggregate value of futures contracts and options thereon, plus the segregated assets in respect of such contracts and written put options, any equity securities in which the Fund invests as temporary substitutes for FT Index securities that are unavailable, investment company securities, repurchase agreements and any other temporary cash and short-term investments, will not exceed 5% of the Series' net assets. See "Investment Policies and Restrictions -- Other Fund Investments" and "Special Considerations and Risks -- Options and Futures" in the Statement of Additional Information.



    The Fund is a newly organized investment company with no previous operating history. As indicated above, application has been made to list the CB Shares-SM-of each Series on the NYSE. There can be no assurance that active trading markets for the CB Shares-SM- will develop. The Distributor will not maintain a secondary market in CB Shares-SM-. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- The Distributor" in the Statement of Additional Information. Trading in CB Shares-SM- on the NYSE may be halted due to market conditions or, in light of NYSE rules and procedures, for reasons that, in the view of the NYSE, make trading in CB Shares-SM- inadvisable. In addition, trading in CB Shares-SM- on the NYSE will be subject to trading halts caused by extraordinary market volatility pursuant to NYSE "circuit breaker" rules that require trading in securities on the NYSE to be halted for a specified time period in the event of a specified market decline. There can be no assurance that the requirements of the NYSE necessary to maintain the listing of CB Shares-SM- of any Series will continue to be met or will remain unchanged. See "Exchange Listing and Trading".


    The net asset value of the CB Shares-SM- of each Series will fluctuate with changes in the market value of the portfolio securities of the Series and, in each case other than the US Index Series, changes in the market rate of exchange between the US dollar and the Series Currency. The market prices of CB Shares-SM- will fluctuate in accordance with supply and demand on the NYSE. The Fund cannot predict whether the CB Shares-SM- will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for CB Shares-SM- will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the relevant FT Index component trading individually or in the aggregate at any point in time.

    Because each Series' assets, except those of the US Index Series, will generally be invested in non-U.S. securities, the US dollar equivalent of a Series' net assets would be adversely affected by reductions in the value of such foreign currencies relative to the dollar and would be positively affected by increases in the value of such foreign currencies relative to the dollar. The Fund does not expect to engage in currency transactions for the purpose of hedging against the decline in value of any Series Currency. Each Series may, however, purchase forward contracts, currency futures contracts and options on such contracts and currency call options in the Series Currency (other than the US dollar) up to the aggregate amount of any US dollar-denominated assets to maintain exposure to the Series Currency and may engage in currency transactions for the purpose of meeting the US dollar cash requirements of redemptions of Series shares in Creation Unit size aggregations. See "Investment Policies and Restrictions -- Currency Transactions" in the Statement of Additional Information.

    CB Shares-SM- may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market than the Fund Series. In addition, the securities held by each Series other than the US Index Series will primarily be equity securities of non-U.S. companies, which do not provide all or the same kind of disclosure required by U.S. law and accounting practice.

    The Adviser has advised the Fund that as of December 29, 1995, the following FT Index components were each concentrated (in excess of 25% of such component) in the stocks of the indicated industry group: Australia -- Mining, Metals and Minerals; Hong Kong -- Real Estate; Italy -- Utilities; and South Africa -- Precious Metals and Minerals. The portfolio securities of each corresponding Series will generally have the same industry concentration for as long as its corresponding FT Index component is so concentrated. An investment in the CB Shares-SM- of each such Series therefore involves a greater exposure to the performance and risks associated with the relevant industry group than would be the case if such Series' portfolio securities were more broadly diversified among industry groups. The Adviser has advised the Fund of certain risks associated with such concentrations:

        AUSTRALIA -- Mining, Metals and Minerals


        Australia has known reserves of several major minerals, such as aluminum, copper and gold, with current production sufficient for domestic demand and exports. Although production has increased in several areas, the mining sector is volatile, with relatively small commodity price rises prompting large-scale investment in new capacity.


        HONG KONG -- Real Estate

        Despite weakness in the Hong Kong property market, the total return for the Real Estate Sector of the FT Index Hong Kong was over 27% in US dollar terms for 1995. Although property prices have begun to recover from recent declines, this sector faces several risks in the near future. For example, the Hong Kong real estate market may be adversely affected by any increase in interest rates, with consequently higher borrowing costs.

        ITALY -- Utilities

        Italy is preparing for major changes in the utilities industry, specifically the planned privatization of ENEL, the government-controlled national electric power agency. Italian utilities, traditionally a counter-cyclical industry, may be adversely affected by increases in interest rates due to a relatively high level of debt financing in the industry.

        SOUTH AFRICA -- Precious Metals & Minerals


        South African Precious Metals & Minerals have demonstrated historical volatility in total returns. In 1995, the total return of equities in this sector was -13.58%, versus a five-year annualized return of 9.86%. The risks in this sector include fluctuating gold, diamond and other precious metals prices.



    Purchasers of Creation Unit aggregations of CB Shares-SM- should also see "Special Considerations and Risks -- Continuous Offering" in the Statement of Additional Information.


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    Dividends from net investment income, including net foreign currency gains, if any, of all Series other than the US Index Series will be declared and paid at least annually and, in the case of the US Index Series, quarterly. Capital gains of each Series, if any, will be distributed at least annually. Dividends and capital gains distributions will be distributed by each Series in US dollars. The Fund does not currently maintain a plan for the automatic reinvestment of cash distributions in additional CB Shares-SM-. The Fund will inform stockholders of the amount and nature of all distributions made to them.

TAX MATTERS

    Each Series intends to qualify for and to elect treatment as a "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Series will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income. Net investment income includes income from dividends and interest and gains and losses from foreign currency transactions net of operating expenses plus the Series' net short-term capital gains in excess of its net long-term capital losses. Each Series intends to distribute at least annually or, in the case of the US Index Series, quarterly to its stockholders all of its net investment income and any net long-term capital gains. See "Taxes -- Tax Treatment of the Fund" in the Statement of Additional Information.

    Dividends paid out of a Series' net investment income and distributions of net realized short-term capital gains in excess of long-term capital losses are taxable to a U.S. investor as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable to a U.S. investor as long-term capital gains, regardless of how long the investor has held the CB Shares-SM-.

    Dividends and distributions paid by a Series other than the US Index Series generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Series' current and accumulated earnings and profits will generally be treated as a tax-free return of capital to each of the Series' investors to the extent of the investor's basis in its CB Shares-SM- of the Series, and as capital gain thereafter.

    Since more than 50% of the value of the total assets of each Series other than the US Index Series will consist of stock or securities of foreign corporations at the close of its taxable year, each such Series will be eligible to file an election with the Internal Revenue Service to "pass through" to its investors the amount of foreign income taxes (including withholding taxes) paid by such Series. The foreign income taxes passed through (other than foreign income taxes paid with respect to dividend equivalents received on portfolio securities on loan) may qualify as a deduction against income or as a foreign tax credit against U.S. federal income taxes.
Each investor will be notified within 60 days after the close of the Series' taxable year of the investor's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country.

    The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax; amounts withheld may be credited against the investor's U.S. federal income tax liability.

    For further information on taxes, see "Taxes" in the Statement of Additional Information.

LENDING OF SECURITIES

    The Fund may lend securities from the portfolio of each Series to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash, U.S. government securities or other assets that are pledged as collateral to the Fund earn interest, securities lending enables a Series to earn additional income, which may partially offset the expenses of the Series and thereby reduce the effect that expenses have on the Series' ability to provide investment results that substantially correspond to the price and yield performance of the relevant component of the FT Index. These loans may not exceed 33 1/3% of a Series' total assets. The Fund will comply with the conditions for lending established by the SEC. In connection with these loans, the Series will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Series is determined, consisting of cash, U.S. government securities or other assets permitted by applicable regulations. A Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The interest income the Series earns from the loan collateral is included in the Series' gross investment income on which a portion of the management fee paid to DMG is based. See "Fees". The Fund will not pay any finder's fees in connection with the lending of portfolio securities. See "Investment Policies and Restrictions -- Lending Portfolio Securities" in the Statement of Additional Information for further details of the lending transactions.

INVESTMENT RESTRICTIONS OF THE FUND

    Each Series intends to observe certain limitations on its investment practices. Specifically, a Series may not:

        (i) lend any funds or other assets except that a Series may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

        (ii) issue senior securities or borrow money, except borrowings from banks (which may be from an affiliate of the Adviser) for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Series will not purchase securities while borrowings in excess of 5% of the Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its total assets, to secure permitted borrowings, provided that the deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions, options, futures contracts and options on futures will not be deemed to be pledges of the Series' assets;

        (iv) purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a particular industry, except that a Series will invest 25% or more of its total assets in a single industry in the event that the relevant component of the FT Index becomes so concentrated.

    See "The FT Index" in the Statement of Additional Information for a description of the ten most highly represented industry sectors in the FT Index component for each Series. Except with regard to a Series' borrowing policy, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Series' portfolio. With respect to the fundamental restriction set forth in (iv) above, the Adviser has advised the Fund that as of December 29, 1995, the following FT Index components were concentrated (in excess of 25% of such component) in the stocks of the indicated industry groups (as defined by the Consortium):

AUSTRALIA      Mining, Metals and Minerals
HONG KONG      Real Estate
ITALY          Utilities
SOUTH AFRICA   Precious Metals and Minerals


    See "Investment Considerations and Risks". The investment limitations described here, and certain additional limitations described under "Investment Policies and Restrictions -- Investment Restrictions" in the Statement of Additional Information, may be changed with respect to a Series only by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Series.


    For a description of additional investment restrictions of the Fund, see the Statement of Additional Information.

DETERMINATION OF NET ASSET VALUE

    Net asset value per share for each Series of the Fund is computed by dividing the value of the net assets of such Series (I.E., the value of its total assets less total liabilities) by the total number of CB Shares-SM- of such Series outstanding, rounded to the nearest cent. Expenses and fees, including management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value.

    The net asset value per CB Share-SM- of each Series is determined as of the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time) on each day that the NYSE is open. See "Business Day".

    In computing a Series' net asset value, the Series' portfolio securities are valued based on their last quoted current sales price (or, if no sales price is available, the arithmetic mean of the most recent bid and asked prices or, if no asked price is available, at the bid price) on the primary exchange or market upon which they trade. However, when market quotations are not readily available, portfolio securities are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined on the primary exchange or market in which they are traded and the close of regular trading on the NYSE will not be reflected in the calculation of a Series' net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made.

    The values of portfolio securities denominated in currencies other than the US dollar, determined as described above, are converted into US dollars at the relevant foreign exchange rate for each Series in effect at 4:00 p.m., London time, on the day that the foreign-currency values of the securities are determined.

BOARD OF DIRECTORS

    The Board of Directors of the Fund has responsibility for the overall management of the Fund, including general supervision of the duties performed by the Adviser and other service providers. Additional information about the Board of Directors and the officers of the Fund appears in the Statement of Additional Information under the heading "Management of the Fund -- Directors and Officers of the Fund".

CAPITAL STOCK

    The Fund, a Maryland corporation incorporated on August 8, 1994, is currently comprised of nine series of shares of common stock, par value $.001 per share, referred to herein as "CB Shares-SM-": the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series. The Board of Directors of the Fund may designate additional series of common stock and classify shares of a particular series into one or more classes of that series.

    Each CB Share-SM- issued by the Fund will have a PRO RATA interest in the assets of the corresponding Series. The Fund is currently authorized to issue 5 billion shares of common stock, including 200 million shares of each of the initial nine Series. Fractional shares may be issued. Each CB Share-SM- has one vote with respect to matters upon which a stockholder vote is required; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Series it will be voted on only by that Series and if a matter affects a particular Series differently from other Series, that Series will vote separately on such matter. Under Maryland law, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Fund (regardless of Series) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Fund may be removed by vote of the stockholders.


    The Fund has provisions in its charter and by-laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The Board of Directors currently consists of six Directors, divided into three classes. At each annual meeting of stockholders of the Fund, the term of one class expires and the successor or successors elected to such class will serve until the third succeeding annual meeting, provided that, in the event the Fund is not required to hold an annual meeting in one or more years, the term of any class will not exceed five years. These provisions could delay for up to two years the replacement of a majority of the Board of Directors by the stockholders of the Fund. The replacement of a majority of the Board could be delayed for substantially longer periods when the Fund is not required to hold annual stockholder meetings.


    The Fund expects that, immediately prior to the initial public offering of the CB Shares-SM-, the sole holder of the capital stock of each Series will be ALPS. ALPS will therefore be a "control person" of the Fund. Upon the commencement of trading of CB Shares-SM- on the NYSE, each Series may have a number of stockholders each holding more than 5% of the outstanding shares of such Series in Creation Unit size aggregations. Morgan Grenfell & Co. Ltd., an affiliate of the Adviser, is expected initially to be among the control persons of each Series. The Fund cannot predict the length of time that any such persons will remain control persons of a Series.

BOOK-ENTRY ONLY SYSTEM

    DTC will act as securities depositary for the CB Shares-SM-. CB Shares-SM-will be represented by global securities, which will be registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for CB Shares-SM-.


    DTC has advised the Fund as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.


    Beneficial ownership of CB Shares-SM- will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in CB Shares-SM- (owners of such beneficial interests are referred to herein as "Beneficial Owners") will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of CB Shares-SM-. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in CB Shares-SM-.

    So long as Cede & Co., as nominee of DTC, is the registered owner of CB Shares-SM-, the registered or record owners of CB Shares-SM- shall not be the Beneficial Owners of CB Shares-SM-. Beneficial Owners of CB Shares-SM- will not be entitled to have CB Shares-SM- registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of CB Shares-SM-. The Fund understands that under existing industry practice, in the event the Fund requests any action of holders of CB Shares-SM-, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding CB Shares-SM-, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.

    As described above, the Fund recognizes DTC or its nominee as the owner of all CB Shares-SM- for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Letter of Representations among the Fund, the Transfer Agent and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the CB Share-SM- holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding CB Shares-SM-, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

    Distributions with respect to CB Shares-SM- of each Series shall be made to DTC or its nominee, Cede & Co., as the registered owner of all CB Shares-SM-. The Fund expects that DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in CB Shares-SM- as shown on the records of DTC or its nominee. The Fund also expects that payments by DTC Participants to Indirect Participants and Beneficial Owners of CB Shares-SM-held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such DTC Participants. The Fund will have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such CB Shares-SM-, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

    DTC may determine to discontinue providing its service with respect to CB Shares-SM- at any time by giving reasonable (currently 90 days') notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of CB Shares-SM-, unless the Fund makes other arrangements with respect thereto satisfactory to the NYSE (or such other exchange on which the CB Shares-SM- may be listed).

BUSINESS DAY

    For purposes of purchasing a Creation Unit aggregation of shares, a "Business Day" with respect to each Series other than the US Index Series is any day on which (i) the NYSE, (ii) the stock exchange(s) and subcustodian(s) relevant to such Series and (iii) financial institutions in Massachusetts are open for business and, with respect to the US Index Series, is any day on which the NYSE and financial institutions in Massachusetts are open for business. As of the date of this Prospectus, the NYSE observes the following holidays: New Year's Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The local holidays for each current Series of the Fund are set forth in Appendix A to this Prospectus. Massachusetts financial institutions, such as the Fund's Custodian, are open on all days when the NYSE is open except Columbus Day, Veterans Day and Martin Luther King Day (observed) for such Series. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations".

PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNIT AGGREGATIONS

    The Fund will issue and sell shares of each Series only in Creation Unit size aggregations on a continuous basis through the Distributor at their net asset value next determined after receipt of a purchase order in proper form, without an initial sales charge, on any Business Day. See "Business Day". The consideration for purchase of a Creation Unit size aggregation of shares of a Series will be the in-kind deposit of a designated portfolio of equity securities substantially corresponding in composition and weighting to the corresponding FT Index component (the "Fund Basket") and an amount of cash computed as described below (the "Cash Component"). Together, the Fund Basket and the Cash Component constitute the "Fund Deposit" which represents the minimum initial and subsequent investment amount for shares of any Series from the Fund.


    Prior to the opening of business on the NYSE on each day that the NYSE is open (currently by 8:00 p.m., New York time, on the previous business day), the names and number of shares of each security constituting the Fund Basket, as determined by the Adviser following the calculation of the net asset value of CB Shares-SM- of each Series after the close of business on the NYSE (currently 4:00 p.m., New York time) on such previous day, will be made available through the Distributor and the facilities of the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the SEC. Such Fund Basket for each Series will be in effect on such NYSE business day for redemptions for that Series and for purchases of Creation Unit aggregations of Fund shares of the US Index Series and will be in effect for purchases of Creation Unit aggregations of shares of all other Series on a specified Business Day subsequent to such NYSE business day designated for each such Series. The Business Day on which the shares of a Series are purchased and issued is referred to as an "Issue Date". Each Fund Basket is subject to adjustment by the Adviser to reflect changes known to the Adviser on the date of the announcement of such Fund Basket to be in effect on the Issue Date in the relevant component of the FT Index or resulting from stock splits and other corporate actions. The Fund Basket for each Series will generally change with changes in the corresponding FT Index component. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- The Fund Basket" in the Statement of Additional Information. Except as described below, the Cash Component will equal the difference between the value of the Fund Basket and the net asset value of a Creation Unit aggregation of shares as determined on the Issue Date. If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares on a Business Day, the Adviser may determine to accept fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund Basket and may request some cash to be substituted for the omitted securities in order to limit the value of the Fund Basket as tendered to the net asset value of the Creation Unit of shares. If an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Fund Basket securities, the Adviser shall have the right, in its discretion, to permit the cash equivalent value of such Fund Basket security or securities to be included as part of the Cash Component in lieu thereof, subject to any applicable cash transaction fee. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the Cash Component to replace any security in the relevant FT Index component which may not be available in sufficient quantity for delivery or for other similar reasons. The Cash Component, as calculated based on delivery in full of the Fund Basket announced for a designated Issue Date, will not exceed 10% of the total purchase price of a Creation Unit aggregation of shares on such date. In the event that the Fund accepts the substitution of cash for omitted Fund Basket securities as described above, however, the Cash Component may in certain limited circumstances exceed 10% of the total purchase price. Securities not accepted as part of the Fund Basket will be returned promptly. The net asset value per share of each Series will be computed as described above under "Determination of Net Asset Value" at the close of business on the NYSE (currently 4:00 p.m., New York time). Tendered securities in the Fund Basket will be valued in the same manner as the relevant Series values its portfolio securities.

    The Fund Basket must be delivered for receipt on the Issue Date (provided that for the France Index Series and the South Africa Index Series delivery of the Fund Basket must be made on the day prior to the Issue Date) into an account maintained at the Custodian, in the case of the US Index Series (unless the Fund Basket is delivered by the CB Shares-SM- Clearing Process as described below), or at the applicable local subcustodian, in the case of each other Series. Delivery procedures of local subcustodians will vary from country to country.

    Purchase orders for Creation Unit size aggregations of shares may be placed with the Distributor only by an "Authorized Participant", I.E., a DTC
Participant who has entered into an Authorized Participant Agreement (as the same may be amended from time to time, the "Authorized Participant Agreement") with the Fund, the Distributor and State Street, as Custodian and Transfer Agent for the Fund. The Authorized Participant Agreement sets forth procedures for the purchase and redemption of Creation Unit aggregations of Fund shares that supplement those discussed in this Prospectus and the Statement of Additional Information. The Fund does not expect to enter into Authorized Participant Agreements with more than a few Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase Creation Unit size aggregations of shares from the Fund. A list of the Authorized Participants may be obtained from the Distributor. These arrangements include making available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the cash transaction fee described below.

    For a purchase order submitted by an Authorized Participant (on its own or on another investor's behalf), other than one submitted through the CB Shares-SM- Clearing Process (as defined below) for CB Shares-SM- of the US Index Series, to be in "proper form" means that a properly completed purchase order has been submitted to the Distributor not later than 4:00 p.m., New York time, on the intended Issue Date; that delivery of the applicable Fund Basket has been confirmed on such date by the Custodian; and that arrangements satisfactory to the Fund have been made for the payment to the Custodian on such date of the Cash Component (together with the Cash Component transaction fee applicable to each Series other than the US Index Series), as next determined upon computation of the net asset value of shares of the Series at 4:00 p.m. on such Issue Date. Currently, information needed to confirm the delivery of the Fund Basket will generally be available to the Custodian by 3:00 p.m., New York time, in the case of the US Index Series and by 1:00 p.m., New York time, in the case of the other Series. The Fund, and the Distributor on behalf of the Fund, reserve the right to reject any order.

    In the case of the US Index Series, an Authorized Participant that is a participant in the Continuous Net Settlement ("CNS") System of the NSCC may alternatively deliver the Fund Basket and the Cash Component through the CNS clearing processes of the NSCC, as such processes have been enhanced to effect purchases and redemptions of Creation Unit size aggregations of CB Shares-SM- of the US Index Series (referred to herein as the "CB Shares-SM- Clearing Process"). In such event, a purchase order to be effective on a particular Issue Date will be deemed in proper form if it is received by 4:00 p.m., New York time, as described above on such date and the other procedures with respect to the CB Shares-SM- Clearing Process set forth in the Authorized Participant Agreement are followed. The Distributor will upon request provide a list of Authorized Participants that are participants in the CNS System of the NSCC. For additional information about the use of the CB Shares-SM- Clearing Process, see "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.

    A cash transaction fee payable to the Fund is imposed on purchases of Creation Unit aggregations of shares of all Series other than the US Index Series only on the amount of the Cash Component to compensate the Fund for the brokerage and other costs of investing the cash in portfolio securities of the applicable Series. Investors are also responsible for payment of the costs of transferring the Fund Basket securities to the Fund and, in the case of the Australia, South Africa and UK Index Series, all applicable stock transfer taxes or stamp duties. See "Summary of Fund Expenses".

    The foregoing procedures for purchase of Creation Units of CB Shares-SM- are subject to modifications applicable to an alternative purchase option contemplated by the Fund. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- Possible Alternative Purchase Procedure Option" in the Statement of Additional Information.

    Purchase orders for Creation Unit aggregations of shares may be directed to the Distributor through an Authorized Participant by a dealer which has entered into an agreement with the Distributor for solicitation of purchases of Creation Unit aggregations of shares.

    The acquisition of CB Shares-SM- of each Series by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

    Absent an applicable exemption, beneficial owners of 10% of the CB Shares-SM- of any Series will be subject to the insider reporting, short-swing profit and short sale provisions under the Exchange Act. The Exchange Act provides that, with certain exceptions, any gain realized by any such beneficial owner from any purchase and sale or sale and purchase of CB Shares-SM- of a Series within any period of less than six months is recoverable by the Series. Additionally, every such beneficial owner must file with the SEC a statement showing ownership and changes in ownership of CB Shares-SM- within ten days after the end of any calendar month in which there has been a change in such beneficial owner's ownership of CB Shares-SM-.

    See "Distributor" and "Fees", above, and "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- The Distributor" in the Statement of Additional Information, for additional information concerning the distribution arrangements for Fund shares. For additional details concerning the purchase of CB Shares-SM- from the Fund in Creation Unit aggregations and information about the initial issuance of Creation Units of each Series and the commencement of trading of CB Shares-SM- on the NYSE, see "Purchase and Issuance of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.

REDEMPTION OF FUND SHARES IN CREATION UNIT AGGREGATIONS

    CB Shares-SM- in less than Creation Unit size aggregations are not redeemable. CB Shares-SM- of a Series will be redeemed by the Fund only in Creation Unit size aggregations on any day that the NYSE is open for trading at their net asset value next determined after receipt of a redemption request in proper form by the Transfer Agent on behalf of the Fund. "Proper form" for a redemption request, other than one submitted through the CB Shares-SM- Clearing Process for CB Shares-SM- of the US Index Series, means receipt of a duly completed redemption request form by the Transfer Agent from an Authorized Participant by 4:00 p.m., New York time, on any day the NYSE is open, and delivery of the shares being redeemed to the Transfer Agent through the facilities of DTC by 4:00 p.m. on such day. Creation Units of CB Shares-SM- of the US Index Series may also be redeemed through the CB Shares-SM- Clearing Process, as described below. Requests for redemption may not be made to the Distributor. On Columbus Day, Veterans Day and Martin Luther King

Day when the NYSE is open but DTC and NSCC facilities for transfer of securities are closed, CB Shares-SM- must be delivered to the Transfer Agent at the opening of business on the business day following the day the redemption request is received. Except in the case of redemption through the CB Shares-SM- Clearing Process, if the Transfer Agent does not receive the redeeming investor's CB Shares-SM- through DTC facilities by 4:00 p.m. on the same day that the redemption request is received or, in the case of the aforementioned DTC and NSCC holidays, at the opening of business on the following day, the redemption request shall be rejected and may be resubmitted the next day that the NYSE is open for business. Investors other than Authorized Participants must make arrangements through an Authorized Participant in order to redeem their Creation Unit aggregations of shares. Such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants. Authorized Participants will not charge any fee for handling redemptions of CB Shares-SM-. Investors who use the services of a broker or other such intermediary may be charged a fee for their services. The Distributor will furnish a list of the Authorized Participants on request.

    The Fund generally will redeem a Creation Unit aggregation of shares of any Series principally on an in-kind basis for a Fund Basket as announced by the Distributor on the NYSE trading day prior to the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Basket, less the redemption cash transaction fee described below.

    If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares, the Adviser may determine that fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund Basket will be required to be delivered and an amount of cash may be substituted for the omitted securities in order to limit the value of the redemption proceeds to the net asset value of the Creation Unit aggregation of shares being redeemed. At its sole option, the Fund may pay redemption proceeds entirely in cash or include additional amounts of cash as redemption proceeds in order to provide for timely delivery of such proceeds in accordance with applicable regulations as described below.

    Normally, cash redemption proceeds will be paid as soon as practicable after the date the redemption request is received in proper form (usually one business day), but in any event not later than seven calendar days after the date of redemption. In-kind redemption proceeds will be delivered within the time permitted by applicable law and regulations. Subject to applicable law or SEC rule, enforcement position or order, the time for such delivery in some cases could be extended, but not later than seven calendar days from the date of redemption (other than in the case of the Japan Index Series and the UK Index Series where in accordance with an SEC order because of local holidays, delivery may be made in some cases within a few additional days). See Appendix A to this Prospectus. The Fund reserves the right to redeem Creation Unit aggregations of shares entirely for cash when local holiday schedules or other unforeseen circumstances in the relevant local markets would otherwise result in deliveries of in-kind redemption proceeds after the time permitted by applicable regulations or SEC order. See "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.


    Redemptions of Creation Units of the US Index Series may be made through the CB Shares-SM- Clearing Process. In any such case, State Street, as Custodian, Transfer Agent and Index Receipt Agent (as such term is used in rules of the NSCC), will effect a transfer of the cash redemption payment and the Fund Basket of securities through the facilities of the NSCC as more fully described under "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information. Investors may, upon request, obtain a list of the Authorized Participants eligible to use the CB Shares-SM- Clearing Process by calling 800-482-3940.

    Investors may purchase CB Shares-SM- in the secondary market and aggregate such purchases into a Creation Unit for redemption. There can be no assurance, however, that there always will be sufficient liquidity in the public trading market to permit assembly of a Creation Unit size aggregation of CB Shares-SM-. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of CB Shares-SM- to constitute a redeemable Creation Unit. The approximate cost of a Creation Unit of each Series, based on FT Index values at December 29, 1995, is indicated in Note 1 under "Summary of Fund Expenses".

    For additional details concerning the redemption of Fund shares in Creation Unit aggregations, see "Redemption of Fund Shares in Creation Unit Aggregations" in the Statement of Additional Information.

    A cash redemption transaction fee payable to each Series of the Fund other than the US Index Series is imposed only on the cash portion of the redemption proceeds, as described above, to offset brokerage and other transaction costs that may be incurred by the Series. Investors will also bear the costs of transferring the Fund Basket securities from the Fund to their account or on their order and, in the case of the Japan Index Series, all applicable stock transfer taxes. See "Summary of Fund Expenses".

    Because the portfolio securities of a Series may trade on the relevant exchange(s) on days that the NYSE is closed or are otherwise not Business Days for such Series, stockholders may not be able to purchase or redeem, as the case may be, Creation Unit aggregations of shares of such Series, or to purchase or sell CB Shares-SM- on the NYSE, on days when the net asset value of such Series could be significantly affected by price movements in the relevant foreign markets. Similarly, on any of the three days when Massachusetts financial institutions are closed but both the relevant foreign exchange and the NYSE are open, stockholders will not have the ability to purchase Creation Unit aggregations of shares when price movements in the foreign market could significantly affect their prices.

    A stockholder redeeming CB Shares-SM- in Creation Unit aggregations will generally receive redemption proceeds in the form of the applicable Fund Basket and will be required to sell such securities proceeds for its own account if the stockholder desires to obtain cash. Because such securities proceeds may be delivered several days after the date of redemption, the stockholder may receive significantly less cash proceeds than the redemption value of the CB Shares-SM-redeemed due to intervening fluctuations in the market value of such securities and, in the case of each Series other than the US Index Series, exchange rate fluctuations between the applicable Series Currency and the US dollar. In addition, such stockholder may incur certain transaction costs and significant commission expenses with respect to the sale of such securities proceeds.

AVAILABLE INFORMATION


    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith and the Statement of Additional Information, may be examined at the office of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents and other information concerning the Fund may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


    Statements contained in this Prospectus as to the contents of any agreement or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


    Stockholder inquiries may be directed to the Fund in writing, c/o Deutsche Morgan Grenfell/ C. J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019, and by telephone, at (212) 469-8000.

                                   APPENDIX A
                    THE COUNTRYBASKETS-SM- INDEX FUND, INC.
                                LOCAL HOLIDAYS*

             SERIES                                          LOCAL HOLIDAYS
--------------------------------    -----------------------------------------------------------------
The Australia Index Series          New  Year's Day  (1/1/96), Australia  Day (1/26/96),  Good Friday
                                     (4/5/96), Easter Monday (4/8/96),  ANZAC Day (4/25/96),  Queen's
                                     Birthday (6/10/96), Bank Holiday (8/5/96), Labour Day (10/7/96),
                                     Christmas Day (12/25/96) and Boxing Day (12/26/96)
The France Index Series             New  Year's  Day (1/1/96),  Good  Friday (4/5/96),  Easter Monday
                                     (4/8/96), Labour Day (5/1/96),  Victory Day (5/8/96),  Ascension
                                     Day  (5/16/96), Whit  Monday (5/27/96),  National Day (7/14/96),
                                     Assumption Day (8/15/96),  All Saints  Day (11/1/96),  Armistice
                                     Day (11/11/96) and Christmas Day (12/25/96)
The Germany Index Series            New   Year's  Day  (1/1/96),   Epiphany  Day  (1/6/96),  Carnival
                                     (2/19/96), Good Friday (4/5/96), Easter Monday (4/8/96),  Labour
                                     Day  (5/1/96), Ascension  Day (5/16/96),  Whit Monday (5/27/96),
                                     Corpus Christi Day  (6/6/96), Assumption  Day (8/15/96),  German
                                     Unity   Day  (10/3/96),  All  Saints  Day  (11/1/96),  Prayer  &
                                     Repentance (11/20/96), Christmas  Eve (12/24/96), Christmas  Day
                                     (12/25/96),  Christmas  Holiday  (12/26/96) and  New  Year's Eve
                                     (12/31/96)
The Hong Kong Index Series          New Year's Day (1/1/96), Lunar New Year (2/19/96), Day After  LNY
                                     (2/20/96 and 2/21/96), Ching Ming Festival (4/4/96), Good Friday
                                     (4/5/96),  Easter  Saturday  (4/6/96),  Easter  Monday (4/8/96),
                                     Queen's  Birthday  (6/17/96),   Tueng  Ng  Festival   (6/20/96),
                                     Liberation  Day (8/26/96), Mid  Autumn Festival (9/28/96), Chung
                                     Yeung Festival (11/21/96), Christmas  Day (12/25/96) and  Boxing
                                     Day (12/26/96)
The Italy Index Series              New  Year's Day  (1/1/96), Epiphany  Day (1/6/96),  Easter Monday
                                     (4/8/96),  Liberation  Day   (4/25/96),  Labour  Day   (5/1/96),
                                     Assumption  Day (8/15/96), All  Saints Day (11/1/96), Immaculate
                                     Conception (12/8/96),  Christmas  Day (12/25/96)  and  Christmas
                                     Holiday (12/26/96)
The Japan Index Series              Bank  Holiday  (1/1/96, 1/2/96  and  1/3/96), Coming  of  Age Day
                                     (1/15/96), National  Foundation  Day (2/12/96),  Vernal  Equinox
                                     (3/20/96),   Constitutional  Memorial   Day  (5/3/96),  National
                                     Holiday (5/4/96), Children's Day (5/6/96), Youth Day  (6/16/96),
                                     Respect  For Aged (9/16/96),  Autumnal Equinox (9/23/96), Health
                                     Sports Day (10/10/96), Culture Day (11/4/96), Labor-Thanksgiving
                                     Day (11/23/96), Emperor's Birthday  (12/23/96) and Bank  Holiday
                                     (12/31/96)

------------------------
*Days that are not Business Days for purchases of Creation Unit aggregations of shares of the indicated Series. The dates on which such holidays fall during 1996 are indicated in parentheses. In addition to the days listed in the table, days on which the NYSE or financial institutions in Massachusetts are closed for business are not Business Days for any Series. See "Business Day".

             SERIES                                          LOCAL HOLIDAYS
--------------------------------    -----------------------------------------------------------------
The South Africa Index Series       New Year's  (1/1/96), Human  Rights  Day (3/21/96),  Good  Friday
                                     (4/5/96),  Family  Day  (4/17/96),  Constitution  Day (4/27/96),
                                     Worker's  Day  (5/1/96),  Women's  Day  (8/9/96),  Heritage  Day
                                     (9/26/96),  Day  of  Reconciliation  (12/16/96),  Christmas  Day
                                     (12/25/96) and Day of Goodwill (12/26/96)
The UK Index Series                 New Year's  Day (1/1/96),  Good  Friday (4/5/96),  Easter  Monday
                                     (4/8/96),  May  Day  (5/6/96),  Spring  Bank  Holiday (5/27/96),
                                     Summer Bank  Holiday  (8/26/96), Christmas  Day  (12/25/96)  and
                                     Boxing Day (12/26/96)
The US Index Series                 New  Year's  Day  (1/1/96),  Martin  Luther  King  Day (1/15/96),
                                     President's Day (2/19/96),  Good Friday  (4/5/96), Memorial  Day
                                     (5/27/96),   Independence  Day  (7/4/96),  Labor  Day  (9/2/96),
                                     Columbus Day (10/14/96), Veteran's Day (11/11/96),  Thanksgiving
                                     Day (11/28/96) and Christmas Day (12/25/96)

    Instances in 1996 in which local holidays will require a time period longer than seven calendar days for delivery of in-kind redemption proceeds for the Japan Index Series and the UK Index Series are set forth below.

THE JAPAN INDEX SERIES

  REDEMPTION     REDEMPTION     PERIOD IN
 REQUEST DATE  DELIVERY DATE  CALENDAR DAYS
-------------- -------------- --------------
 12/26/96          1/6/97            11
 12/27/96          1/7/97            11
 12/30/96          1/8/97             9
 12/31/96          1/8/97             8

THE UK INDEX SERIES

  REDEMPTION     REDEMPTION     PERIOD IN
 REQUEST DATE  DELIVERY DATE  CALENDAR DAYS
-------------- -------------- --------------
 3/29/96           4/9/96            11
 4/1/96           4/10/96             9
 4/2/96           4/11/96             9
 4/3/96           4/12/96             9
 4/4/96           4/15/96            11
 4/29/96           5/7/96             8
 4/30/96           5/8/96             8
 5/1/96            5/9/96             8
 5/2/96           5/10/96             8
 5/3/96           5/13/96            10
 5/20/96          5/28/96             8
 5/21/96          5/29/96             8
 5/22/96          5/30/96             8
 5/23/96          5/31/96             8
 5/24/96           6/3/96            10
 8/19/96          8/27/96             8
 8/20/96          8/28/96             8
 8/21/96          8/29/96             8
 8/22/96          8/30/96             8
 8/23/96           9/2/96            10
 12/18/96        12/27/96             9
 12/19/96        12/30/96            11
 12/20/96        12/31/96            11
 12/23/96          1/2/97            10
 12/24/96          1/3/97            10
 12/26/96          1/3/97             8
 12/27/96          1/6/97            10
 12/30/96          1/7/97             8
 12/31/96          1/8/97             8

                               TABLE OF CONTENTS
                     OF STATEMENT OF ADDITIONAL INFORMATION


                                                                             PAGE
                                                                            -------
General Description of the Fund...........................................  1
Investment Policies and Restrictions......................................  1
Special Considerations and Risks..........................................  11
The FT Index..............................................................  13
Exchange Listing and Trading..............................................  27
Reasons for Investors to Purchase CB Shares-SM-...........................  27
Management of the Fund....................................................  29
Investment Advisory, Management and Other Services........................  32
Brokerage Transactions....................................................  33
Purchase and Issuance of Fund Shares in Creation Unit Aggregations........  34
Redemption of Fund Shares in Creation Unit Aggregations...................  42
Determining Net Asset Value...............................................  46
Dividends and Distributions...............................................  46
Taxes.....................................................................  46
Capital Stock and Stockholder Reports.....................................  48
Counsel and Independent Accountants.......................................  49
Report of Independent Accountants.........................................  50
Statement of Assets and Liabilities.......................................  51
Notes to Financial Statements.............................................  52

APPENDICES


  A.  FT-Actuaries Australia Index Constituency Summary.....................  A-1
  B.  FT-Actuaries France Index Constituency Summary........................  B-1
  C.  FT-Actuaries Germany Index Constituency Summary.......................  C-1
  D.  FT-Actuaries Hong Kong Index Constituency Summary.....................  D-1
  E.  FT-Actuaries Italy Index Constituency Summary.........................  E-1
  F.  FT-Actuaries Japan Index Constituency Summary.........................  F-1
  G.  FT-Actuaries South Africa Index Constituency Summary..................  G-1
  H.  FT-Actuaries UK Index Constituency Summary............................  H-1
  I.  FT-Actuaries US Index Constituency Summary............................  I-1

------------------------------------------------
                                ------------------------------------------------
------------------------------------------------
                                ------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SHARES IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.
                           --------------------------

                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
Prospectus Summary.............................          4
Summary of Fund Expenses.......................         10
The Fund.......................................         14
  The CountryBaskets-SM- Index Fund, Inc. and
   its Investment Objective....................         14
  Investment Policies..........................         14
  FT/S&P Actuaries World Indices-TM-...........         16
  The FT Index Components......................         16
  Investment Management........................         18
  Distributor..................................         19
  Administrator................................         19
  Custodian and Transfer Agent.................         19
  Fees.........................................         19
  CB Shares-SM-................................         21
  Exchange Listing and Trading.................         21
  Creation Units...............................         21
  Investment Considerations and Risks..........         21
  Dividends and Capital Gains Distributions....         24
  Tax Matters..................................         24
  Lending of Securities........................         25
  Investment Restrictions of the Fund..........         25
  Determination of Net Asset Value.............         26
  Board of Directors...........................         27
  Capital Stock................................         27
  Book-Entry Only System.......................         28
  Business Day.................................         29
  Purchase and Issuance of Fund Shares in
   Creation Unit Aggregations..................         30
  Redemption of Fund Shares in Creation Unit
   Aggregations................................         32
  Available Information........................         34
Appendix A.....................................        A-1
Table of Contents of Statement of Additional
 Information

                           --------------------------

DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.


                                     [LOGO]

                             THE COUNTRYBASKETS-SM-
                                INDEX FUND, INC.


                             ---------------------

                                   PROSPECTUS
                             ---------------------


                                 MARCH   , 1996


                               INVESTMENT ADVISER
                  Deutsche Morgan Grenfell/C. J. Lawrence Inc.
                              31 West 52nd Street
                            New York, New York 10019


                  ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110



                                  DISTRIBUTOR
                        ALPS Mutual Funds Services, Inc.
                       370 Seventeenth Street, Suite 2700
                             Denver, Colorado 80202
                      Investor Information: 1-800-482-3940



                             SUBJECT TO COMPLETION,
                              DATED MARCH 4, 1996


------------------------------------------------
                                ------------------------------------------------
------------------------------------------------
                                ------------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION, DATED MARCH 4, 1996



                                     [LOGO]

                    THE COUNTRYBASKETS -SM- INDEX FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION

    This  Statement of Additional Information is not a Prospectus, and should be
read in conjunction with the Prospectus dated          , 1996 (the "Prospectus")
for The CountryBaskets-SM- Index Fund, Inc. (the "Fund") as it may be revised from time to time. A copy of the Prospectus for the Fund may be obtained without charge from ALPS Mutual Funds Services, Inc. at the address set forth herein.


                                 MARCH   , 1996

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                        -------
General Description of the Fund.......................................       1
Investment Policies and Restrictions..................................       1
Special Considerations and Risks......................................      11
The FT Index..........................................................      13
Exchange Listing and Trading..........................................      27
Reasons for Investors to Purchase CB Shares-SM-.......................      27
Management of the Fund................................................      29
Investment Advisory, Management and Other Services....................      32
Brokerage Transactions................................................      33
Purchase and Issuance of Fund Shares in Creation Unit Aggregations....      34
Redemption of Fund Shares in Creation Unit Aggregations...............      42
Determining Net Asset Value...........................................      46
Dividends and Distributions...........................................      46
Taxes.................................................................      46
Capital Stock and Stockholder Reports.................................      48
Counsel and Independent Accountants...................................      49
Report of Independent Accountants.....................................      50
Statement of Assets and Liabilities...................................      51
Notes to Financial Statements.........................................      52
APPENDICES


                            ------------------------

    "The CountryBaskets Index Fund, Inc.", "CountryBaskets" and "CB Shares" are service marks of Deutsche Morgan Grenfell/C. J. Lawrence Inc. ("DMG"). DMG has filed applications for registration of such service marks with the U.S. Patent and Trademark Office. The Fund is an authorized licensee of such marks.

                            ------------------------

    "Financial Times/Standard & Poor's Actuaries World Indices" and "FT/S&P Actuaries World Indices" are trademarks of The Financial Times Limited ("FT") and Standard & Poor's ("S&P"), and have been licensed for use by DMG. The Fund is an authorized sublicensee thereof. The Fund and the CB Shares-SM- are not sponsored, endorsed, sold or promoted by FT or S&P and neither FT nor S&P makes any representation regarding the advisability of investing therein.
                            ------------------------

    THE FUND AND THE SECURITIES DESCRIBED HEREIN (THE "PRODUCTS") HAVE BEEN PRODUCED BY REFERENCE TO VARIOUS COUNTRY INDICES INCLUDED IN THE FT/S&P ACTUARIES WORLD INDICES-TM- (THE "INDICES"), COPYRIGHT 1996, WHICH ARE OWNED AND JOINTLY COMPILED BY FT-SE INTERNATIONAL LIMITED ("FT-SE"), GOLDMAN, SACHS & CO. ("GS") AND S&P IN CONJUNCTION WITH THE INSTITUTE OF ACTUARIES AND THE FACULTY OF ACTUARIES (TOGETHER WITH FT-SE, GS AND S&P, THE "OWNERS"). NATWEST SECURITIES LIMITED WAS A CO-FOUNDER OF THE INDICES.

    THE PRODUCTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE OWNERS. THE OWNERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCTS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCTS PARTICULARLY OR THE ABILITY OF THE INDICES TO TRACK GENERAL STOCK MARKET PERFORMANCE. THE OWNERS' ONLY RELATIONSHIP TO DEUTSCHE MORGAN GRENFELL/C. J. LAWRENCE INC. (THE "LICENSEE") IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE INDICES, WHICH ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE LICENSEE OR THE PRODUCTS. THE OWNERS HAVE NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE PRODUCTS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDICES.

                                      (i)

    THE OWNERS ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCTS ARE TO BE CONVERTED INTO CASH. THE OWNERS HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCTS.

    THE OWNERS DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN AND THE OWNERS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. THE OWNERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF QUALITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE OWNERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

    The FT-Actuaries World Indices-TM- were originally developed by Goldman, Sachs & Co., NatWest Securities Limited and FT in 1986, and until May 23, 1995, were jointly published by them. On May 23, 1995, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., joined FT and Goldman, Sachs & Co. as a co-publisher of the FT-Actuaries World Indices-TM-, now known as the Financial Times/Standard & Poor's Actuaries World Indices-TM- or FT/S&P Actuaries World Indices-TM-. The FT/S&P Actuaries World Indices-TM- are a continuation of the FT-Actuaries World Indices-TM-. Following the current transition period, FT and S&P will jointly calculate the indices. In November 1995, FT transferred its ownership rights in the FT/S&P Actuaries World Indices-TM- to FT-SE, a company jointly owned by FT, the London Stock Exchange and the Institute of Actuaries. By the end of 1996, it is expected that FT-SE will assume responsibility for calculating the European and Asia-Pacific indices and S&P will calculate the U.S. indices. The Fund is not sponsored by or affiliated with S&P, FT-SE or FT. References herein to the "FT Index" and to certain index data prior to May 23, 1995 are to the FT-Actuaries World Index-TM-; references thereafter are to the FT/S&P Actuaries World Indices-TM-.
                            ------------------------


    Unless otherwise specified, all references in this Statement of Additional Information ("SAI") to "dollars", "US $" or "$" are to United States dollars, all references to "A$" are to Australian dollars, all references to "FF" are to French francs, all references to "DM" are to Deutsche marks, all references to "HK$" are to Hong Kong dollars, all references to "L" are to Italian lira, all references to "Y" are to Japanese Yen, all references to "CR" are to South African commercial rands (a currency abandoned as of March 20, 1995), all references to "R" are to South African rands and all references to "L" are to pounds sterling. On March 1, 1996, the noon buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: A$ 1.3034, FF 5.0720, DM 1.4785, HK$ 7.7320, L1,563.0, Y 105.7, R 3.9050
and L .6548. Some numbers in this SAI have been rounded. All US-dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.


                                      (ii)

                        GENERAL DESCRIPTION OF THE FUND

    The CountryBaskets-SM- Index Fund, Inc. (the "Fund") is a management investment company organized as a series fund. The Fund was incorporated under the laws of the State of Maryland under the name "Eurofund, Inc." on August 8, 1994. The Fund is authorized to issue shares of common stock, with a par value of $.001 per share, in one or more series. The Fund's shares of common stock (sometimes referred to herein as "CB Shares-SM-" or "CountryBaskets-SM-") currently are issued in nine series (each, a "Series"): the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series.

                      INVESTMENT POLICIES AND RESTRICTIONS


    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS ENTITLED "THE FUND -- INVESTMENT POLICIES" AND "-- INVESTMENT RESTRICTIONS OF THE FUND" IN THE PROSPECTUS.


    Each of the initial nine Series will seek to remain fully invested, except to the extent described below under "Other Fund Investments", in a portfolio of common stocks and other equity securities which will provide investment results that substantially correspond to the price and yield performance of the corresponding country component of the FT Index. Brief descriptions of the equity markets in which the Fund Series will be invested are provided below. Unless otherwise indicated, numerical data set forth below with respect to the equity markets represented by the Series of the Fund were provided by Goldman, Sachs & Co. Neither the Fund nor the Adviser has independently verified such data.

THE AUSTRALIAN EQUITY MARKETS

    GENERAL BACKGROUND. Publicly traded Australian equity securities are listed on the Australian Stock Exchange Limited ("ASX"), which maintains wholly-owned subsidiary exchanges in Sydney, Adelaide, Brisbane, Hobart, Melbourne and Perth. The local exchange hours are 10:00 a.m. to 4:00 p.m. (6:00 p.m. - 12:00 a.m. Eastern Standard Time ("EST")). Only equity securities traded on the ASX are currently eligible for inclusion in the Australia component of the FT Index.


    REPORTING, ACCOUNTING AND AUDITING. Australian reporting, accounting and auditing practices are regulated by the Australian Securities Commission. These practices bear many similarities to American standards, but differ significantly in some important respects. In general, Australian corporations are not required to provide all of the disclosure required by American law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.



    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the total market capitalization of the Australian equity markets was approximately A$304.3 billion, or US $227.1 billion. The aggregate "investible" market capitalization (as defined by the World Index Policy Committee ("WIPC") of the FT Index, described below under "The FT Index -- The World Index Policy Committee") of Australia was approximately A$269.4 billion, or US $201.1 billion, as of December 29, 1995. The leading major market index is the All Ordinaries Index, owned and published by the ASX. The estimated 1995 Gross Domestic Product ("GDP") of Australia, based on data provided by the Adviser, was US$346.7 billion.


THE FRENCH EQUITY MARKETS

    GENERAL BACKGROUND. Equity securities trade on the BOURSE DE PARIS (Paris Stock Exchange), which since 1991 lists all of the securities previously traded on France's seven regional stock exchanges. Trading in most of the stocks listed on the Bourse takes place through the Cotation Assistee en Continu (CAC), a computer order-driven trading system. The local exchange hours for the Paris Stock Exchange are 10:00 a.m. - 5:00 p.m. (4:00 a.m. - 11:00 a.m. EST). Only equities traded on the Official List (MARCHE OFFICIEL) are currently eligible for inclusion in the France component of the FT Index.


    REPORTING, ACCOUNTING AND AUDITING. Although French reporting, accounting and auditing practices are considered rigorous by European standards, they are not identical to U.S. standards in some important respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.


    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the total market capitalization of the French equity markets was approximately FF2,515.1 billion, or US $514.3 billion. The aggregate investible market capitalization (as defined by the WIPC) of France was approximately FF2058.6 billion, or US $421.0 billion, as of December 29, 1995. The leading major market index in France is the CAC-40, owned and published by the Societe des Bourses Francais. The estimated 1995 GDP of France, based on data provided by the Adviser, was US$1.5 trillion.


THE GERMAN EQUITY MARKETS

    GENERAL BACKGROUND. Equity securities trade on Germany's eight independent local stock exchanges. The Frankfurt Stock Exchange, which accounted for approximately 73.9% of the total trading volume on the German stock exchanges in 1994, is the principal stock exchange in Germany. Exchange securities are denominated in Deutsche marks, the official currency of Germany. The local exchange hours are 10:30 a.m. - 1:30 p.m. (4:30 a.m. - 7:30 a.m. EST). German stock exchanges offer three different market segments in which stocks are traded: the official market segment (AMTLICHER HANDEL); the regulated unlisted market (GEREGELTER MARKT); and the unofficial, unregulated, over-the-counter market (FREIVERKEHR). The official market comprises trading in shares that have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based upon disclosure in the listing application or "prospectus". The regulated unlisted market comprises trading in shares admitted to the stock exchange but not traded in the official market. Only equity securities traded on the official and regulated unlisted markets of the Frankfurt Stock Exchange are currently eligible for inclusion in the German component of the FT Index.


    REPORTING, ACCOUNTING AND AUDITING. German reporting, accounting and auditing standards differ from U.S. standards in important respects. German corporations, other than subsidiaries of U.S. companies, normally do not provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than required of public corporations in the United States.


    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the total market capitalization of Germany was approximately DM 785.9 billion, or US $549.0 billion. The aggregate investible market capitalization (as defined by the WIPC) of Germany was approximately DM 646.4 billion, or US $451.6 billion, as of December 29, 1995. The leading major market index in Germany is the DEUTSCHER AKTIENINDEX, or "DAX", published by the Frankfurt Stock Exchange. The estimated 1995 GDP of Germany, based on data provided by the Adviser, was US$2.4 trillion.

THE HONG KONG EQUITY MARKETS


    GENERAL BACKGROUND. The publicly traded equity securities of Hong Kong are listed on the Stock Exchange of Hong Kong Limited ("HKX"), Hong Kong's sole stock exchange. Exchange securities are denominated in Hong Kong dollars, the official currency of Hong Kong. The local exchange hours are 10:00 a.m. - 12:30 p.m. and 2:30 p.m. - 3:55 p.m. (9:00 p.m. - 11:30 p.m. EST and 1:30 a.m. - 2:55
a.m. EST). Only equity securities traded on the HKX and shares of certain Hong Kong issuers that are listed on the Singapore Stock Exchange are currently eligible for inclusion in the Hong Kong component of the FT Index.



    REPORTING, ACCOUNTING AND AUDITING. While Hong Kong has significantly upgraded reporting, accounting and auditing practices during the last decade, its standards remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.


    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the total market capitalization of Hong Kong was approximately HK $2,067.5 billion, or US $267.3 billion. The aggregate investible market capitalization (as defined by the WIPC) of Hong Kong was approximately HK $1,920.3 billion, or US $248.3 billion, as of

December 29, 1995. The leading major market index is the Hang Seng, owned and published by HSI Services. The estimated 1995 GDP of Hong Kong, based on data provided by the Adviser, was US$144.9 billion.

THE ITALIAN EQUITY MARKETS

    GENERAL BACKGROUND. Italy's ten stock exchanges were consolidated in 1993 into one national stock exchange, BORSA VALORI ITALIANA (the "Italian Stock Exchange"). The Italian market is dominated by financial companies and utilities and is not representative of that country's overall economy. Only equity securities on the official list (LISTINO DELLA BORSA) of the Italian Stock Exchange are currently eligible for inclusion in the Italy component of the FT Index. The local exchange hours of the Italian Stock Exchange are 10:00 a.m. - 5:00 p.m. (4:00 a.m. - 11:00 a.m. EST).


    REPORTING, ACCOUNTING AND AUDITING. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission. These practices bear some similarities to American standards, but differ significantly in many important respects. Generally, Italian corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, frequent and consistent than that required of U.S. corporations.



    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the aggregate capitalization of the Italian markets was approximately L312.1 trillion, or US $196.8 billion. The aggregate investible market capitalization (as defined by the WIPC) of Italy was approximately L247.1 trillion, or US $155.7 billion, as of December 29, 1995. The leading major market index is the MIB-30, owned and published by the Milan Stock Exchange. The estimated 1995 GDP of Italy, based on data provided by the Adviser, was US$1.1 trillion.


THE JAPANESE EQUITY MARKETS

    GENERAL BACKGROUND. Equity securities trade on Japan's eight stock exchanges, as well as in an over-the-counter market. Japan is second only to the U.S. in aggregate stock market capitalization. Only equity securities traded on the first and second sections of the Tokyo Stock Exchange and the first section of the Osaka Stock Exchange, which together accounted for approximately 93.1% of the total trading volume on the Japanese stock exchanges in 1994, are currently eligible for inclusion in the Japan component of the FT Index. The local exchange hours of the Tokyo and Osaka Stock Exchanges are 9:00 a.m. - 11:00 a.m. and 12:30 p.m. - 3:00 p.m. (7:00 p.m. - 9:00 p.m. and 10:30 p.m. - 1:00 a.m.
EST).


    REPORTING, ACCOUNTING AND AUDITING. Although some Japanese reporting, accounting and auditing practices are substantially based on U.S. principles, these standards are not identical to American ones in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. Generally, Japanese corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.


    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the total market capitalization of Japan was approximately Y392.6 trillion, or US $3.8 trillion. The aggregate investible market capitalization (as defined by the WIPC) of Japan was approximately Y353.4 trillion, or US $3.4 trillion, as of December 29, 1995. A leading major market index in Japan is the Nikkei-225, owned and published by Nihon Keizai Shimbun. The estimated 1995 GDP of Japan, based on data provided by the Adviser, was US$5.6 trillion.

THE SOUTH AFRICAN EQUITY MARKETS


    GENERAL BACKGROUND. South Africa's publicly traded equity securities are listed on the Johannesburg Stock Exchange ("JSX"), South Africa's sole stock exchange. The JSX, which has historically concentrated in mining industries, is far less diversified than the overall South African economy. The aggregate market capitalization of the JSX was equal to more than 100% of South Africa's GDP as of December 30, 1994. The local exchange hours are 9:30 a.m. - 1:00 p.m. and 2:00 p.m. - 4:00 p.m. (2:30 a.m. - 6:00 a.m. and 7:00 a.m. - 9:00 a.m. EST).
Prior to March 20, 1995, South Africa had maintained a two-currency system that included the Commercial Rand, but now it has only a single unit of currency, the Rand ("R").

    REPORTING, ACCOUNTING AND AUDITING. South Africa's reporting, accounting and auditing practices differ significantly from American standards in many respects. In general, South African corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and frequent than that required of U.S. corporations.



    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the total market capitalization of South Africa was approximately R766.9 billion, or US $210.4 billion. The aggregate investible market capitalization (as defined by the WIPC) of South Africa was approximately R621.4 billion, or US $170.4 billion, as of December 29, 1995. A leading broad major market index in South Africa is All Share Index, jointly published by the JSX and the Actuarial Society of South Africa. The estimated 1995 GDP of South Africa, based on data provided by the Adviser, was US$133.5 billion.


THE UNITED KINGDOM EQUITY MARKETS

    GENERAL BACKGROUND. The United Kingdom is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the Stock Exchange Automated Quotation System. The London Stock Exchange has the largest volume of trading in international equities in the world. The local exchange hours are 8:30 a.m. - 4:30 p.m. (3:30 a.m. - 11:30 a.m. EST). Only stocks traded on the official list of the London Stock Exchange are currently eligible for inclusion in the UK component of the FT Index.


    REPORTING, ACCOUNTING AND AUDITING. Although United Kingdom reporting, accounting and auditing standards are among the most stringent outside the United States, such standards are not identical to U.S. standards in some important respects. Some United Kingdom corporations are not required to provide all or the same kind of disclosure required by U.S. law and accounting practice, and such disclosure may, in certain cases, be less timely and less frequent than that required of U.S. corporations.


    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the aggregate market capitalization of the United Kingdom was approximately L895.4 billion, or US $1,390.2 billion. The aggregate investible market capitalization (as defined by the WIPC) of the United Kingdom was approximately L851 billion, or US $1,321.2 billion, as of December 29, 1995. A leading major market index in the United Kingdom is the FT-SE 100, published by the London Stock Exchange in association with The Financial Times Limited and the Institute and Faculty of Actuaries. The estimated 1995 GDP of the United Kingdom, based on data provided by the Adviser, was US$1.1 trillion.

THE UNITED STATES EQUITY MARKETS


    GENERAL BACKGROUND. Equity securities trade on nine U.S. stock exchanges. The New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange (the "AMEX") and the National Association of Securities Dealers Automated Quotation ("NASDAQ") system accounted for more than 91.2% of the total U.S. equity trading volume in 1994. Only stocks traded on the NYSE, the AMEX and the NASDAQ are currently eligible for inclusion in the US component of the FT Index. The exchange hours for the NYSE, AMEX and NASDAQ are 9:30 a.m. - 4:00 p.m., EST.



    REPORTING, ACCOUNTING AND AUDITING. U.S. reporting, accounting and auditing practices are generally regarded as the most stringent of all major global markets.



    STRUCTURE OF EQUITY MARKETS. As of December 29, 1995, the aggregate capitalization of the U.S. equity markets was approximately US $7.2 trillion. The aggregate investible market capitalization (as defined by the WIPC) of the United States was approximately US $6.7 trillion as of December 29, 1995. A leading broad major market index in the U.S. is the Standard & Poor's 500 Index* (the "S&P 500"), owned and published by S&P. The estimated 1995 GDP of the United States, based on data provided by the Adviser, was US$7.1 trillion.


------------------------
*"S&P", "Standard & Poor's", "S&P 500" and "Standard & Poor's 500" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

OTHER FUND INVESTMENTS

    Because the investment objective of each Series is to provide investment results that substantially correspond to the price and yield performance of the equity securities in the applicable component of the FT Index, each Series will invest the largest proportion of its assets as is practicable, in any event at least 95% of its net assets, in the equity securities of the relevant FT Index component.


    The remainder of each Series' assets will consist of temporary cash which may be used to purchase high quality, short-term fixed income securities denominated in US dollars or foreign currency, including obligations of the U.S. Government and its agencies or instrumentalities, obligations issued or guaranteed by foreign sovereigns, certificates of deposit and other short-term obligations of domestic and foreign banks and commercial paper; repurchase agreements collateralized by obligations issued or guaranteed by the U.S. Government or an agency thereof; securities of U.S. and foreign investment companies; stock index futures contracts or options on such contracts; and exchange-traded call options on securities and indices in the relevant market. Each Series may also purchase other equity securities that are not components of the relevant FT Index component but may be an appropriate substitution for a security in the relevant FT Index component if market conditions make it impracticable to purchase such index security. Such "substitute" securities will be carefully selected for the high degree of positive correlation between the values of such securities and the values of the FT Index securities to which the Series seeks exposure.


    Investments in foreign obligations involve certain investment risks that are somewhat different from those affecting domestic obligations. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to U.S. issuers. In addition, there is a possibility that liquidity could be impaired because of future political and economic developments, that the foreign obligations may be less marketable than comparable obligations of U.S. entities, that a foreign jurisdiction might impose withholding taxes on interest income payable on foreign debt obligations, that deposits in foreign banks may be seized or nationalized and that governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations.


    The Adviser may make short-term investments of the available cash of any Series in securities of U.S. or foreign investment companies that are invested principally in the equity securities of the country relevant to such Series, for the purpose of exposing such available cash to the equity risk and return of that country's equity market. A Series will invest in investment company securities only in order to achieve a higher correlation with its corresponding FT Index component than could be obtained if cash reserves were invested in short-term debt obligations. A Series' investments in investment company securities are limited by Section 12(d)(1) of the 1940 Act.


    Regulatory requirements designed to eliminate leverage accompanying investments in futures contracts and options on futures contracts require each Series to segregate in an account with the Fund's custodian (see "Investment Advisory, Management and Other Services -- The Administrator, Custodian and Transfer Agent" below) an amount of its assets equal to the obligation to purchase the assets underlying such contracts. The assets segregated will be cash, U.S. Government securities or other liquid, high-grade, short-term debt securities denominated in the currency or currencies of the portfolio equity securities of the particular Series (the "Series Currency").

    The purpose of investing in futures contracts and options on futures contracts and purchasing call options and the related activity of writing put options (explained below) is to expose cash reserves and short term money market investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation with such component. A Series will not invest in options and futures contracts and options thereon for speculative purposes. Certain of the risks typically associated with such contracts, E.G., the risk that the portfolio manager's view of future market movements may be mistaken, are therefore not applicable to the Fund.

    The total value of options and futures contracts and options thereon, plus the related segregated assets, the "substitute" securities for FT Index component securities and the investment company securities referred to above, repurchase agreements and any other temporary cash and short-term investments, will not exceed 5% of the net asset value of a Series.

OPTIONS ON SECURITIES

    PURCHASE OF CALL OPTIONS


    Each Series may purchase call options on securities and indices thereof. Call options are contracts which give the buyer the right, but not the obligation, to buy a fixed amount of securities at a fixed price for a fixed period of time or, in the case of options on indices, to make or receive a cash settlement. A Series will only purchase call options, in combination with other instruments, for the purpose of exposing the Series' cash reserves and short-term investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation with such component. It will not purchase call options for purposes of benefiting from anticipated market appreciation without the risk of market decline. Each Series may purchase only options that are traded on recognized United States and foreign exchanges.


    WRITING PUT OPTIONS

    When the Fund writes (sells) a put option, the purchaser has the right, for a specified period of time, to sell the securities or index subject to the option to the Fund at the specified exercise price. The Fund receives a premium for writing the put option which it retains whether or not the option is exercised.

    A Series will write a covered put option only in connection with its purchase of a related call option on the same security or index. This technique will allow a Series to expose uninvested cash to the risk of both market appreciation and market decline in the value of the relevant security or index.

FUTURES CONTRACTS

    A Series will enter into futures contracts only for the purpose of exposing the Series' cash reserves and short-term investments to the equity risk and return of the corresponding component of the FT Index in order to achieve a higher correlation with such component. A Series will not use futures for speculative purposes. Each Series intends to invest only in contracts on indices of securities which the Adviser believes will provide appropriate proxies for the performance of the FT Index component relevant to such Series. A Series may enter into such futures contracts on any recognized futures exchange, if permitted by applicable U.S. law.

    A futures contract on a stock index is an agreement between two parties to buy and sell an index of securities at its closing value at a specified future time. Stock index futures are settled by delivery by one party of the net cash settlement price rather than the securities underlying the contract. Each Series will only take "long" futures positions, I.E., the Series will assume the obligation to acquire the index of securities underlying the contract.

    In order to open and maintain a position in futures contracts, the Fund is required to make a good faith deposit, known as "initial margin", in cash or government securities, which are held in the broker's name in an account at the Fund's custodian. A Series expects to earn interest income on its initial margin deposits. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial margin requirements which are higher than the exchange minimums. Initial margin requirements typically range upward from less than 5% of the underlying value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. The change in the futures contract's closing value is settled each day by paying or receiving "variation margin", depending upon the direction of change in the value of the futures contract. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

    A Series will invest in futures contracts and options thereon only to the extent that the Fund, the Adviser or any related persons will not as a result of such contracts be required to register as a "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC"). Under CFTC regulations, each Series will be required to limit the amount of initial margin and premiums on positions in futures or options on futures entered into by the Series for non-hedging purposes to not more than 5% of the net assets of such Series. A Series will limit its investments to those which have been approved by the CFTC for investment by United States investors.

    OPTIONS ON FUTURES CONTRACTS

    Each Series may also enter into options on futures contracts for the same purposes described above with respect to options and futures contracts. The Fund may purchase only call options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a long position in a futures contract at a specified exercise price at any time during the option exercise period.

REPURCHASE AGREEMENTS

    Each Series may invest in repurchase agreements collateralized by obligations issued or guaranteed by the U.S. Government or any agency thereof for the purpose of generating income from its excess cash balances. A repurchase agreement is an agreement under which a Series purchases a security or money market instrument and simultaneously commits to resell that security or instrument to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). A repurchase agreement may be considered a loan collateralized by such security or instrument. The resale price reflects the purchase price plus an agreed upon market rate of interest unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities acquired by the Series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and will be held by State Street Bank and Trust Company ("State Street"), the Fund's custodian (the "Custodian"), until repurchased. A Series will enter into repurchase agreements only with a seller meeting creditworthiness standards approved by the Fund's Board of Directors and the Adviser will monitor the creditworthiness of the seller under the general supervision of the Board of Directors. The Custodian will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the total value of the repurchase agreement.

    The use of repurchase agreements involves certain risks. For example, if the seller of securities under the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Series holding the repurchase agreement may incur a loss upon disposition of the security. If the seller under the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Series not within the control of the Series and therefore the Series may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING PORTFOLIO SECURITIES


    To a limited extent each Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral in US dollar or Series Currency cash, U.S. Government securities or other assets permitted by applicable regulations, the total value of which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Series can increase its income through securities lending fees and through the investment of the collateral and help offset the effect that the expenses of the Series have on the ability of such Series to provide investment results that correspond to that of its applicable component of the FT Index. Cash collateral received by any Series against securities loans will be invested only in high quality, short-term debt securities, repurchase agreements or certain commingled money market investment vehicles offered by the Fund's Custodian. These loans may not exceed 33 1/3% of each Series' total assets. Each Series will pay reasonable administrative and custodial fees in connection with the loan of securities. The interest income the Series receives from the loan collateral is included in the Series' gross investment income on which a portion of the management fee paid to DMG, in its capacity as investment adviser to the Fund, is based. See "Investment Advisory, Management and Other Services -- The Investment Adviser". The Fund will pay no finder's fees in connection with the lending of its securities.

    The following conditions will be met whenever portfolio securities are loaned: (1) the Series must receive at least 100% collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Series must be able to terminate the loan at any time; (4) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Series may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Each Series will comply with the foregoing conditions. DMG will provide securities lending services to the Fund under its investment advisory and management agreement with the Fund. DMG may delegate certain duties with respect to securities lending to State Street, which acts as Custodian, or to other qualified persons approved by the Fund's Board of Directors, pursuant to an agency agreement. See "Investment Advisory, Management and Other Services -- The Investment Adviser".


CURRENCY TRANSACTIONS

    The investment policy of each Series is to remain as fully invested as practicable in the equity securities of the relevant FT Index component. Hence, no Series of the Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Series Currency.


    Each Series will engage in currency transactions for the purpose of meeting the US dollar cash requirements of redemptions of Series shares in Creation Unit size aggregations (see "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- Generally") and Series expenses and distributions. This is considered a "transaction hedge". In addition, to the extent a Series (other than the US Index Series) holds US dollar-denominated cash balances or short-term money market-type investments, it may purchase a forward currency contract or other instruments which would enable it to purchase the applicable Series Currency at a fixed price in the future and eliminate the risk that the US dollar-denominated assets of the Series would widen any deviation between the performance of the applicable FT Index component and the Series in the event that the value of the Series Currency rose in relation to the US dollar. This is considered a "position hedge". A non-US Series may also enter into arrangements under which its cash reserves in the applicable Series Currency (for example, foreign currency received by such Series as collateral against loans of portfolio securities) would be converted into US dollars for purposes of investing in an available US dollar-denominated short-term money market investment vehicle and the money market investment (including accrued interest) would be converted back to Series Currency the following day at an exchange rate adjusted for any differential between prevailing US dollar and Series Currency short-term interest rates.


    Since it is not expected that US dollar-denominated assets would exceed 5% of net assets of any Series other than the US Index Series (and would under normal conditions be significantly less than 5%), the value of forward currency contracts, currency futures contracts and options on such contracts, currency options and or other currency instruments should not exceed 5% of a Series' net assets and net forward currency contracts and other currency instruments should not exceed the value of US dollar-denominated assets.


    Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Series may purchase currency forward contracts traded over-the-counter with dealers in such contracts. Currency options give the buyer the right, but not the obligation, to buy or sell a fixed amount of a specific currency at a fixed price for a fixed period of time. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. Certain risks of transactions in foreign currency and related derivatives are described below under "Special Considerations and Risks -- Currency Transactions".

INVESTMENT RESTRICTIONS

    The Fund has adopted the following investment restrictions as fundamental policies with respect to each Series. These restrictions cannot be changed with respect to a Series without the approval of the holders of a majority of such Series' outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Series means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Series present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Series. A Series may not:

         1. Change its investment objective, which is to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a specified country, geographical region or industry sector;

         2. Lend any funds or other assets except that a Series may enter into repurchase agreements and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

         3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Series' total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Series will not purchase securities while borrowings in excess of 5% of the Series' total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its total assets to secure permitted borrowings, except that the deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions, options, futures contracts and options on futures will not be deemed to be pledges of the Series' assets;

         5. Purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a particular industry, except that a Series will invest 25% or more of its total assets in a single industry in the event that its corresponding equity index is or becomes similarly concentrated;

         6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Series may purchase and sell securities that are issued by companies that invest or deal in such assets;

         7. Act as an underwriter of securities of other issuers, except to the extent the Series may be deemed an underwriter in connection with the sale of securities in its portfolio;

         8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Series may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

         9. Sell securities short, but reserves the right to sell securities short if it owns the security;

        10. Invest in commodities or commodity contracts, except that the Series may buy and sell currencies and forward contracts with respect thereto, futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts; or

        11. Write call options. A Series may write covered put options.

    With respect to the fundamental restriction set forth in (5), above, the Adviser has advised the Fund that as of December 29, 1995, the following FT Index components were concentrated (in excess of 25% of such component) in stocks of the indicated industry groups, as defined by the Consortium of the FT Index (see "The FT Index" below):

AUSTRALIA          Mining, Metals and Minerals
HONG KONG          Real Estate
ITALY              Utilities
SOUTH AFRICA       Precious Metals and Minerals

The securities portfolios of the Australia Index Series, the Hong Kong Index Series, the Italy Index Series and the South Africa Index Series will be concentrated in the indicated industries for so long as the corresponding FT Index components are so concentrated. An investment in the CB Shares-SM- of each such Series therefore involves a greater exposure to the performance and risks associated with the relevant industry group than would be the case if such Series' portfolio securities were more broadly diversified among industry groups. See "The Fund -- Investment Considerations and Risks" in the Prospectus.

    In addition to the investment restrictions adopted as fundamental policies as set forth above, each Series will observe the following restrictions, which may be changed by the Board without a stockholder vote. A Series will not:


        1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Fund may vote the investment securities owned by each Series in accordance with its views;



        2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Series has valued the investment; or



        3. Buy or sell put or call options, except that the Series may buy call options on securities, stock indices and currencies traded on any recognized U.S. or foreign exchange, may buy and sell options on futures contracts and may write covered put options.


    For purposes of the percentage limitation on each Series' investments in illiquid securities, with respect to each Series other than the US Index Series, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), will not be deemed PER SE illiquid if they are listed on an exchange and are not legally restricted from sale by the Series. The Consortium, I.E. the Owners of the FT Index and their associates (see "The FT Index -- In General"), automatically excludes a security from the FT Index if it fails to trade for more than fifteen working days within each of two successive calendar quarters. The Adviser will monitor the liquidity of restricted securities in each Series' portfolio under the supervision of the Fund's Board of Directors. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:

        (1) the frequency of trades and quotes for the security;

        (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

        (3) dealer undertakings to make a market in the security; and

        (4) the nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

    If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                        SPECIAL CONSIDERATIONS AND RISKS

    A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the heading "The Fund -- Investment Considerations and Risks". The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

NON-U.S. EQUITY PORTFOLIOS

    Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates and exchange control regulations, and the costs that may be incurred in connection with conversions between various currencies. In addition, investments in countries other than the United States could be affected by other factors generally not thought to be present in the United States, including less liquid and less efficient securities markets, greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, restrictions on the expatriation of funds or other assets of a Series, higher transaction and custody costs, delays attendant in settlement procedures and difficulties in enforcing contractual obligations.

CURRENCY TRANSACTIONS


    Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. The risks associated with foreign currency options and futures contracts generally include those discussed under "Investment Policies and Restrictions -- Options on Securities" and "-- Futures Contracts", with respect to stock index futures, options on securities and indices and options on futures, and below under "Options and Futures". If the Adviser applies a currency hedging strategy at an inappropriate time or judges market correlations incorrectly, foreign currency derivatives strategies may not serve their intended purpose of improving the correlation of a Series' return with the performance of the corresponding FT Index component and may lower the Series' return. The Series could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Series will incur transaction costs, including trading commissions, in connection with its foreign currency transactions.


OPTIONS AND FUTURES


    A Series' ability to establish and close out positions in options, futures contracts and options on futures contracts will be subject to the existence of a liquid market. Although a Series will purchase or sell only those options, futures contracts and options thereon which are traded on recognized U.S. or foreign exchanges, there can be no assurance that a liquid market will exist for any particular option or futures contract or option thereon in which the Series maintains a position. Thus, it may not be possible to effect a closing transaction in any contract or to do so at a satisfactory price and the Series would have to either make or take delivery under the contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract that the Series has purchased and which the Fund is unable to close, the Series may be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed. In such situations, if a Series has insufficient cash, it may have to sell portfolio securities to meet applicable daily margin requirements. Closing transactions in these contracts may result in short-term capital gains. These transactions may be limited by U.S. tax considerations because the beneficial treatment accorded regulated investment companies under Subchapter M of the Code (as defined herein) limits the amount of permissible short-term gain.

    Futures contracts and options on futures based on foreign stock indices may be purchased by a Series only if the futures or options contracts have been approved by the CFTC for purchase by U.S. persons. Currently, futures contracts and options on futures based on foreign equity indices are approved for certain Australian, French, German, Hong Kong, Italian, Japanese and United Kingdom equity indices.


    Because the futures strategies of each Series are engaged in only for the purpose of seeking a higher correlation with the corresponding component of the FT Index and its use of futures will be unleveraged, the Fund does not believe that the Series are subject to the risks of loss frequently associated with futures transactions. A Series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security or index of securities and sold it after the decline.

    Successful use of futures contracts and options thereon by any Series is subject to the ability of the Adviser to predict correctly correlations between the movements in the values of such contracts (or the underlying securities or indices) with the direction of the relevant FT Index component or securities to which the Series seeks exposure. If the Adviser's expectations are not met, the Series would be in a worse position than if the futures exposure had not been effected. If a Series buys futures contracts on stock indices that historically have had a high degree of positive correlation to the value of the FT Index, and such historical experience were not to obtain in the future, the value of the relevant FT Index component might rise or decline more rapidly than the value of such an imperfectly correlated futures contract. In that case, the futures strategy will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the relevant FT Index component holds steady or rises. This would result in a loss that would not have occurred but for the futures position.

CONTINUOUS OFFERING


    Since new Creation Unit aggregations of shares can be issued and sold by the Fund on an ongoing basis, at any point during the life of the offering a "distribution", as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit aggregations of shares after placing a purchase order with ALPS Mutual Funds Services, Inc., the Fund's principal underwriter ("ALPS" or the "Distributor"), breaks them down into the constituent CB Shares-SM-, and sells the CB Shares-SM-directly to its customers; or if it chooses to couple the acquisition of a supply of new CB Shares-SM- with an active selling effort involving solicitation of secondary market demand for CB Shares-SM-. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of a broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.


    Broker-dealer firms should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with ordinary secondary trading transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by
Section 4(3) of the Securities Act. Firms that do incur a prospectus-delivery obligation with respect to CB Shares-SM- are reminded that under Securities Act Rule 153 a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to a NYSE member in connection with a sale on the NYSE is satisfied by the fact that prospectuses will be available at the NYSE upon request. Of course, the prospectus-delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                                  THE FT INDEX

IN GENERAL


    The FT-Actuaries World Indices-TM- were originally developed by Goldman, Sachs & Co., NatWest Securities Limited and The Financial Times Limited in 1986, and until May 23, 1995, were jointly published by them. On May 23, 1995, S&P joined FT and Goldman, Sachs & Co. as a co-publisher of the FT-Actuaries World Indices-TM-, now known as the Financial Times/Standard & Poor's Actuaries World Indices-TM- or the FT/ S&P Actuaries World Indices-TM-. The FT/S&P Actuaries World Indices-TM- are a continuation of the FT-Actuaries World Indices-TM-. Following the current transition period, S&P and FT will jointly calculate the indices (in such capacity, the "Compilers"). The Compilers are responsible for the day-to-day data processes that enable the calculation of the FT Index. In November 1995, FT transferred its ownership rights in the FT/ S&P Actuaries World Indices-TM- to FT-SE, a company jointly owned by FT, the London Stock Exchange and the Institute of Actuaries. Together, Standard & Poor's, Goldman, Sachs & Co. and FT-SE are referred to in this SAI as the "Owners". By the end of 1996, it is expected that FT-SE will assume responsibility for calculating the European and Asia-Pacific indices and Standard & Poor's will calculate the U.S. indices. The Fund is not sponsored by or affiliated with S&P, FT-SE or FT. The FT Index is managed with the assistance of The Institute of Actuaries and The Faculty of Actuaries, the English and Scottish bodies, respectively, that represent the actuarial profession in the United Kingdom (together with the Owners, the "Consortium"). NatWest Securities Limited has withdrawn as an owner of the FT Index, but will continue to be recognized as a founding member.



    The following summary of the compilation and operation of the FT Index is based on information provided by Goldman, Sachs & Co. and S&P.*



    The FT Index offers measures of stock price performance for the major world stock markets as well as for regional areas, broad economic sectors and industry groups. The components of the FT Index represent separately each of 26 countries, 12 geographic regions and 7 broad economic sectors. In total over 1,000 indices are calculated daily across countries, regions, industry groups and economic sectors. Among the criteria that the FT Index is structured to satisfy are coverage of the investible opportunities available in the world's equity markets for the international investor and an objectively constructed measure of the changes in market value of international investors' portfolios resulting from market activity.


THE WORLD INDEX POLICY COMMITTEE

    Daily and quarterly review of and policy decisions made concerning the FT Index are the responsibility of the WIPC. The Financial Times Limited, Goldman, Sachs & Co., and Standard & Poor's each have one vote on the WIPC, and they can each appoint two additional voting members to the WIPC to act as representatives of actual or prospective main user groups of the FT Index. In addition, The Institute of Actuaries and The Faculty of Actuaries have two voting members on the WIPC, including the Chairman. NatWest Securities Limited has one vote on the WIPC until 1998. To the best of the Adviser's knowledge, the WIPC included no employees of the Adviser or Deutsche Bank AG as of December 29, 1995.

    Specifically, the WIPC determines the overall policy and objectives of the FT Index; establishes selection criteria, liquidity requirements, calculation methodologies, rules and representation for inclusion of index components and the timing and disclosure of additions and deletions of FT Index constituents; determines what data on distributions to stockholders and other capital changes are included; and scrutinizes and ensures that the FT Index is theoretically and operationally correct and accurate. The guidelines

------------------------
*See THE FT-ACTUARIES WORLD INDICES-TM- -- AN INTRODUCTION (The Financial  Times
 Limited, Goldman, Sachs & Co. and Wood MacKenzie & Co., Ltd., 1987); FT-ACTUARIES WORLD INDICES-TM- -- CONSTRUCTION AND MAINTENANCE RULES (The Financial Times Limited, Goldman, Sachs & Co. and County NatWest Securities Limited, 1991); FT-ACTUARIES WORLD INDICES-TM- -- CONSTRUCTION AND MAINTENANCE RULES AMENDMENTS (Goldman, Sachs & Co. and NatWest Securities Limited, April
 1993); FT-ACTUARIES WORLD INDICES-TM- -- CONSTRUCTION AND MAINTENANCE RULES AMENDMENTS (The Financial Times Limited, Goldman, Sachs & Co. and NatWest Securities Limited, March 1995).

for the determinations of the Consortium, and its calculation methodologies, are publicly available. The WIPC may at any time change the stock exchange or exchanges from which the constituents of a particular FT Index component may be selected.

DELIVERY AND AVAILABILITY


    The FT Index's values and related performance figures for various periods of time are calculated after the close of the NYSE for publication the following day in the various editions of the FINANCIAL TIMES. The FT Index components are reported in local currency, US dollars, and UK pounds sterling to allow an explicit valuation of the impact of the currency component on various user groups. Constituent changes during a quarter are noted at the foot of the FT Index table. Where possible, these are shown prior to the actual day of implementation. Decisions regarding the addition of new eligible constituents which are unrelated to existing index constituents, or investible weighting changes to existing constituents, will be announced in the FINANCIAL TIMES at least four working days before they are implemented in the indices which are published in the daily table. Monday editions of the FINANCIAL TIMES show all constituent changes made during the previous week together with base values for the country indices. Quarter-end changes are published as soon as is practicable following the quarterly WIPC meeting but before the quarter-end. The FT Index components are calculated on weekdays when one or more of the constituent markets are open; the indices are syndicated and published in the financial sections of several newspapers worldwide, including THE NEW YORK TIMES. FT Index data also may be purchased electronically through Goldman, Sachs & Co. Extensive index data will be available through a number of market data vendors to their subscribers. The Adviser will make available on diskette to certain financial institutions that have entered into agreements with the Distributor to provide stockholder support services and undertake certain marketing-related activities certain historical data on the FT Index components corresponding to the initial nine Series of the Fund. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations -- The Distributor".


SELECTION

    COUNTRY SELECTION CRITERIA. In order for a country to be included in the FT Index, the following criteria must be satisfied: (1) direct equity investment by non-nationals must be permitted; (2) accurate and timely data must be available;
(3) no significant exchange controls exist which would prevent the timely repatriation of capital or dividends; (4) significant international investor interest in the local equity market must have been demonstrated; and (5) adequate liquidity must exist.

    ALLOCATION OF STOCKS TO COUNTRIES. In most instances stocks are included in the index component of that country where the company is legally registered and is recognized for taxation purposes, including regulation of its financial affairs. However, exceptions may be made where the international investor's recognition of the area of the company's business or its market listings clearly suggests a different allocation.

    CLASSES INCLUDED. Companies whose business is that of holding equity and other investments (E.G., United Kingdom investment trusts) are eligible for inclusion. Split capital investment trusts are excluded. Those whose price is a direct derivation of underlying holdings (E.G., mutual funds) are also excluded.

    INVESTIBILITY  SCREENS.     All  securities  are   subjected  to  the   five
investibility screens described below.

        1. A "Size Screen". All securities comprising the bottom 5% of any market's capitalization are excluded from the FT Index. The average size of the remaining 95% of the companies represents the "Large Company Cut-Off Size".

        2. A "Total Restriction Screen". A security is totally excluded from the FT Index if foreign investors are barred from ownership.

        3. A "Partial Restriction Screen". An "investibility weight" is attached to those securities for which there are partial restrictions on foreign ownership. The capitalization included, therefore, for any such security generally is restricted to that portion available to foreign investors. Consideration will also be given to what extent this portion is effectively reduced by "strategic" foreign holdings which may either require a commensurate adjustment to the investibility weight or lead to a company being considered ineligible for inclusion.

        4. A " 'Free Float' Screen". The full capitalization of a security is eligible for inclusion in the FT Index if 25% or more of the outstanding securities is publicly available for investment and not in the hands of a single party or parties "acting in concert". A government's shareholdings are included in this total if these holdings have a stock exchange listing and could be offered to the public. However, when a government is a holder of shares but either the shares are not listed or the government is constrained through requiring legislation before being able to sell them, a weighting factor will be applied. Two or more identifiable holders of more than 75% of a single security may be deemed to be acting in concert unless evidence is available to the contrary.

        Securities will also be considered for inclusion, however, if the existing "free float" is less than 25% but more than 10% and if the free float capitalization is more than one half of the large-company cut-off size (described below) in that particular market. Only that portion of capitalization deemed to be "free float" will be eligible for inclusion, this being considered to be equivalent to the application of the "Partial Restriction Screen". The free float will be automatically included if its size is greater than the large-company cut-off size. The free float may be considered for inclusion if it is more than one half of but less than the Large Company Cut-Off Size.

        5. A "Liquidity Screen". A security is deemed to be illiquid, and therefore ineligible for inclusion, if it fails to trade for more than 15 working days within each of two successive quarters.

    STOCK SELECTION CRITERIA. The "investible universe" consists of the aggregate capitalization of all equity securities listed on the exchanges monitored (in some cases, only certain sections of particular exchanges are monitored) within a market after the application of the five investibility screens described above and after certain "multiple equity line" rules are applied. Where there are multiple lines of equity capital in the one company, all are included and priced separately, except that lines will be excluded if:
(i) they are  not available owing  to failure under  the investibility  screens;
(ii)  the size of  the line is  less than 50%  of the market's  minimum size; or
(iii) the size of the line is between 50% and 100% of the market's minimum size but is less than 25% of the company's main line of equity. All partly-paid classes of equity are priced on a fully-paid basis if the calls are payable at known future dates. Those recognized as being "permanently partly-paid" are priced on a partly-paid basis.

    An objective of the FT Index in selecting constituent stocks is to capture 85% of the investible universe in each market. In practice, representation is maintained within a band of 82-88% of the investible universe. For the purposes of the implementation of the current FT Index rules, a band of 82-90% is used in order to restrict turnover to 5%-7% for the larger markets. Large additions of stocks to the investible universe of an FT Index market, or dramatic price movements in stocks within the investible universe, over a short period of time may temporarily reduce the relevant FT Index component's representation of the investible universe below the normal band of 82-88%. This may occur where, for example, a number of new public offerings of investible stocks occur simultaneously and the adjustments required to the constituents of the relevant FT Index components to maintain such representation cannot be made quickly or simultaneously because such adjustments would violate other FT Index rules. Consideration is also given in assembling the equities comprising any market to the economic sector distribution of the sample chosen. The objective is that this distribution reflect the overall economic sector distribution of the investible universe.

    Companies greater in size than the "Large Company Cut-Off Size" qualify for inclusion in an FT Index component automatically should they remain eligible after application of all other investibility screens. Stocks in the investible universe below the Large Company Cut-Off Size are selected and added to the existing sample using the methods described below.

    Stocks are added in descending order of size within economic sectors such that any divergences in economic sector weights between the Large Company sample and the investible universe are minimized. The selection process continues until the aggregate capitalization of the sample represents as closely as possible 85% of the capitalization of the investible universe. The representation of each market is reviewed as a rolling process and at any time that there is evidence that representation of the investible universe has fallen without the normal band of 82%-88%.

CONSTITUENT CHANGES

    Additions may be made to existing FT Index components for six reasons: (1) the current representation of the total investible market is below the required level or is not representative of its economic sector make-up; (2) a non-constituent has gained in importance and replaces an existing constituent under the rules of review; (3) market events indicate that the current representation is below that required; (4) a new, eligible security becomes available whose capitalization available for foreign investment, taking into account all relevant factors including application of the investibility screens and consideration of any existing strategic foreign holdings, is 1% or more of the current capitalization of the relevant FT Index component and is greater than the Large Company Cut-Off Size, as last calculated; (5) an existing constituent "spins off" a part of its business and issues new equity to the existing stockholders; or (6) changes in investibility factors lead to a stock being eligible for inclusion and that stock now qualifies on other grounds.


    Deletions from the FT Index may be made for any of four reasons: (1) the FT Index component comprises too high a percentage of its representative universe or is such that it does not represent the market's sectoral make-up; (2) a review shows that a constituent has declined in importance and should be replaced by a non-constituent; (3) market events result in evidence that the current representation is above that required; or (4) evidence of a change in circumstances regarding investibility would make an existing constituent ineligible if a full market review were to be undertaken.


    Certain adjustments may be made to the constituents of an FT Index component immediately. For example, if an existing constituent is acquired for eligible shares by a quoted non-constituent in the same market, then the acquiring company is added to the FT Index immediately if eligible on all other counts. The existing constituent is deleted immediately.

CALCULATION METHODOLOGIES

    The FT Index values are calculated through widely accepted mathematical formulae, with the effect that the components are weighted arithmetic averages of the price relatives of the constituents -- as produced solely by changes in the marketplace -- adjusted for intervening capital changes. The FT Index component values are base-weighted aggregates of the initial market capitalization, the price of each issue being weighted by the number of shares outstanding. The FT Index components are modified to maintain continuity when subsequent capital changes occur. Values are derived to illustrate the longer-term changes associated with the value of the component over time, although still reflecting day-to-day movements. The arithmetic average is the sum of the values divided by the total shares in a component. The arithmetic average is suitable so long as the series of data is not widely dispersed.

    DIVIDENDS.    The FT  Index uses  the  most up-to-date  indicated annualized rates, adjusted for any interim changes and updated also for any firm and precise forecasts.


    POLICY CHANGES. Policy changes made by the WIPC are disseminated to all end-users through the FINANCIAL TIMES and in advance of any implementation.


    SPECIAL ISSUES. Where the WIPC has given special consideration to issues of particular importance to end-users of the FT Index, and where the decision is not to implement a change, then users will be notified through the FINANCIAL TIMES that such issues have been reviewed.

PERFORMANCE


    All index performance information contained in this SAI is based on historical information and is not intended to indicate future returns of the indices. Furthermore, historical performance information for an FT Index country component may or may not be indicative of the market performance that CB Shares-SM- of the corresponding Fund Series would have demonstrated over the relevant periods or will demonstrate in the future. See "The Fund -- Investment Considerations and Risks" in the Prospectus. Performance data for the FT Index are based on information provided to the Adviser by Ibbotson Associates of Chicago, Illinois, except as otherwise indicated.


    AVERAGE ANNUAL TOTAL RETURNS. Average annual total return, a common measure of fund or index performance, is reported below for each of the FT Index components corresponding to the initial nine Series of the Fund for the one-, three-, five- and ten-year periods ending December 29, 1995. Average annual total return is calculated by determining the growth or decline in the value of the index over a stated period, after giving effect to the reinvestment of dividends and distributions during the period, and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. All average annual total returns reported herein are US dollar returns. While the annual average total returns reported below for the FT Index components assume the reinvestment of dividends and other distributions on the underlying securities, the FT Index returns do not reflect deductions for administrative or management costs and expenses. If each Series of the Fund had been operating over the relevant period, the corresponding average annual returns for such Series would reflect deductions for costs and expenses of the Series and deductions for estimated cash transaction fees paid by an investor on an initial purchase of Creation Unit aggregations of shares of such Series and on redemption of such shares at the end of the indicated period.

    While average annual total returns are a convenient means of comparing alternative investments, investors should realize that the performance of an index is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the index. In addition, all average annual total return figures presented in this SAI do not make any allowance for federal, state or local income taxes, which holders of equity securities comprising any index must pay on a current basis, or for foreign taxes or withholding that may be applicable to income on such securities.

    Average annual returns of the respective FT Index country components for one-, three- and five-year periods were provided to the Adviser by Goldman, Sachs & Co. and for the ten-year period by Ibbotson Associates.


    CORRELATIONS WITH OTHER INDICES. The description set forth below of each Series' corresponding FT Index component also contains coefficients of correlation between the performance of the component and the performance of a leading major market index in the relevant country and of the S&P 500 over the six-year period ended December 29, 1995. Each correlation is an indication of the extent to which, during such six-year period, the record of the FT Index component, based only on changes in the market prices of the underlying stocks, followed the record of the compared index, whether in rising or falling markets. A correlation of 1.00 between two indices would indicate that movements in one index tracked movements in the other exactly over the relevant period. A correlation of 0, on the other hand, would indicate that movements in the two indices were entirely independent over the relevant period.


    The correlation of each FT Index component with the leading market index in the relevant country is provided for the information of investors who are interested in the extent to which the performance of the FT Index component has tended historically to move in tandem with, or independently of, the overall performance of a widely recognized equity index in the same market. Similarly, the correlation with the S&P 500 is provided to give investors an indication of whether the performance of the particular FT Index component has tended historically to move in tandem with, or independently of, the performance of a broad average of U.S. equities. The correlations provided are historical and are not intended to predict the future relationship between the performance of the FT Index component and the leading market index or the S&P 500. Furthermore, correlations with the performance of any FT Index component are not intended to be equivalent to correlations with the performance of the corresponding Series because the management, administrative and other costs and expenses associated with a hypothetical investment in a Series would tend to make its correlation with comparative indexes weaker than that of the FT Index component.

THE AUSTRALIA COMPONENT

    On December 29, 1995, the Australia component of the FT Index consisted of 81 stocks with an aggregate market capitalization of approximately A$227.2 billion, or US $168.9 billion. In percentage terms, the Australia component represented approximately 83.9% of the aggregate investible Australian market capitalization. The ten largest constituents of the Australia component and the respective approximate percentages of the Australia component represented by such constituents were, in order: Broken Hill Proprietaries (16.3%), National Australia Bank (7.6%), CRA (5.6%), Westpac (4.9%), Western Mining (4.2%), ANZ Bank (4.0%), Amcor (2.6%),
News Corp (2.5%), Coca-Cola Amatil (2.3%) and Commonwealth Bank of Australia (2.3%).

    Over the six-year period ended December 29, 1995, the performance of the Australia component of the FT Index had a correlation of 0.994 with the All Ordinaries Index, a broad-based capitalization weighted index of all common stocks listed on the ASX, and 0.717 with the S&P 500.

    As of December 29, 1995, the largest five holdings together comprised approximately 39% of the market capitalization of the Australia component; the largest ten holdings comprised approximately 52% of the market capitalization of the Australia component; and the largest 20 holdings comprised approximately 70% of the market capitalization of the Australia component.

    The ten most highly represented industry sectors in the Australia component of the FT Index, and the approximate percentages of the Australia component represented thereby, as of December 29, 1995, were:


       1)  Mining, Metals & Minerals...............................       31.7%
       2)  Banks: Commercial & Other...............................       20.7
       3)  Real Estate.............................................        5.6
       4)  Construction & Building Materials.......................        5.2
       5)  Diversified Industrials.................................        4.0
       6)  Oil.....................................................        3.8
       7)  Retail Trade............................................        3.5
       8)  Precious Metals and Minerals............................        3.3
       9)  Diversified Consumer Goods..............................        3.1
      10)  Media...................................................        3.1


The consumer goods and services sector, represented by the Diversified Consumer Goods and Services, Media and Retail Trade industries, have in the aggregate accounted for an increasing share of the Australia component since December 31, 1990. Appendix A hereto contains a complete list of the securities in the Australia component as of December 29, 1995.


    The average annual total return in US Dollars of the Australia component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                             FT INDEX-
                                                                             AUSTRALIA
                                                                           -------------
 1 Year..................................................................         15.2%
 3 Years.................................................................         19.3
 5 Years.................................................................         14.7
10 Years.................................................................         15.0

THE FRANCE COMPONENT

    On December 29, 1995, the France component of the FT Index consisted of 100 stocks with an aggregate market capitalization of approximately FF1,815.9 billion, or US $371.3 billion. In percentage terms, the France component represented approximately 88.2% of the aggregate investible French market capitalization. The ten largest constituents of the France component and the respective approximate percentages of the France component represented by such constituents were, in order: Elf Aquitaine (5.4%), LVMH-Moet Vuitton (4.9%), L'Oreal (4.4%), Total (4.3%), Carrefour (4.2%), Alcatel Alsthom (3.5%), Eaux (3.2%), Danone (3.2%), Axa (3.0%) and Air Liquide (3.0%).

    Over the six-year period ended December 29, 1995, the performance of the France component of the FT Index had a correlation of 0.968 with the performance of the CAC 40, a narrow-based, capitalization-weighted index of 40 companies listed on the Paris Stock Exchange, and 0.762 with that of the S&P 500.

    As of December 29, 1995, the largest five holdings together comprised approximately 23% of the market capitalization of the France component; the largest ten holdings comprised approximately 39% of the market capitalization of the France component; and the largest 20 holdings comprised approximately 60% of the market capitalization of the France component.

    The ten most highly represented industry sectors in the France component  of
the   FT  Index,  and  the  approximate  percentages  of  the  France  component represented thereby, as of December 29, 1995, were:


       1)  Health and Personal Care................................        9.9%
       2)  Oil.....................................................        9.6
       3)  Banks: Commercial and Other.............................        8.9
       4)  Retail Trade............................................        8.8
       5)  Construction & Building Materials.......................        6.7
       6)  Beverages & Tobacco.....................................        5.8
       7)  Food & Grocery Products.................................        5.6
       8)  Insurance Multi/Property/Casualty.......................        5.4
       9)  Chemicals...............................................        4.8
      10)  Utilities...............................................        4.7


Appendix B hereto contains a complete list of the securities in the France component as of December 29, 1995.


    The average annual total return in US Dollars of the France component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                             FT INDEX-
                                                                              FRANCE
                                                                           -------------
 1 Year..................................................................         13.2%
 3 Years.................................................................         10.2
 5 Years.................................................................          9.9
10 Years.................................................................         15.7

THE GERMANY COMPONENT


    On December 29, 1995, the Germany component of the FT Index consisted of 59 stocks with an aggregate market capitalization of approximately DM 575.3 billion or US $401.9 billion. In percentage terms, the Germany component represented approximately 89% of the aggregate investible German market capitalization. The ten largest constituents of the Germany component and the respective approximate percentages of the Germany component represented by such constituents were, in order: Allianz (11.4%), Siemens (7.5%), Daimler Benz (6.5%), Deutsche Bank (5.9%), Veba (5.2%), Bayer (4.6%), Munich Re (4.3%), Hoechst (4.0%), BASF (3.4%)
and RWE (3.0%). In addition to these large-capitalization companies, the FT Index-Germany also includes a number of well known mid-capitalization German companies, such as Continental and Deutsche Babcock.


    Over the six-year period ended December 29, 1995, the performance of the Germany component of the FT Index had a correlation of 0.952 with the performance of the DAX, a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange, and 0.701 with that of the S&P 500.


    As of December 29, 1995, the largest five holdings together comprised approximately 36% of the market capitalization of the Germany component; the largest ten holdings comprised approximately 56% of the market capitalization of the German component; and the largest 20 holdings comprised approximately 77% of the market capitalization of the Germany component.

    The ten most highly represented industry sectors in the Germany component of
the  FT  Index  and  the  approximate  percentages  of  the  Germany   component
represented thereby, as of December 29, 1995, were:


       1)  Insurance Multi/Property/Casualty........................       17.9%
       2)  Banks: Commercial & Other................................       15.1
       3)  Chemicals................................................       13.8
       4)  Automobiles..............................................       11.6
       5)  Electrical Equipment.....................................        8.1
       6)  Utilities................................................        6.5
       7)  Machinery & Engineering Services.........................        5.3
       8)  Diversified Holding Companies............................        5.2
       9)  Mining, Metals & Minerals................................        5.1
      10)  Retail Trade.............................................        2.4


Appendix C hereto contains a complete list of the component securities of the Germany component as of December 29, 1995.


    The average annual total return in US Dollars of the Germany component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                             FT INDEX-
                                                                              GERMANY
                                                                           -------------
 1 Year..................................................................         16.5%
 3 Years.................................................................         18.6
 5 Years.................................................................         10.2
10 Years.................................................................         10.6

THE HONG KONG COMPONENT


    On December 29, 1995, the Hong Kong component of the FT Index consisted of 55 stocks with an aggregate market capitalization of approximately HK $1,645.7 billion, or US $212.8 billion. In percentage terms, the Hong Kong component represented approximately 85.7% of the aggregate investible market capitalization of Hong Kong. The ten largest constituents of the Hong Kong component and the respective approximate percentages of the Hong Kong component represented by such constituents were, in order: Hutchison Whampoa (10.3%), Hong Kong Telecomm (9.4%), Sun Hung Kai Properties (8.9%), Hang Seng Bank (8.1%), Cheung Kong (6.3%), Henderson Land (4.5%), China Light & Power (4.3%), Swire Pacific (3.5%), New World Dev. (3.4%) and Wharf Holdings (3.4%). Many of the companies comprising the FT Index-Hong Kong maintain investments in the People's Republic of China and in other regional economies, such as Singapore.


    Over the six-year period ended December 29, 1995, the performance of the Hong Kong component of the FT Index had a correlation of 0.998 with the performance of the Hang Seng, a capitalization-weighted index of the 33 stocks traded on the HKX, and 0.845 with that of the S&P 500.

    As of December 29, 1995, the largest five holdings together comprised approximately 43% of the market capitalization of the Hong Kong component; the largest ten holdings comprised approximately 62% of the market capitalization of the Hong Kong component; and the largest 20 holdings comprised approximately 84% of the market capitalization of the Hong Kong component.

    The ten most highly represented industry sectors in the Hong Kong component of the FT Index, and the approximate percentages of the Hong Kong component represented thereby, as of December 29, 1995, were:


       1)  Real Estate.............................................       37.0%
       2)  Utilities...............................................       18.7
       3)  Diversified Consumer Goods..............................       12.7
       4)  Diversified Holding Companies...........................       10.3
       5)  Banks: Commercial & Other...............................        9.6
       6)  Transportation and Storage..............................        3.2
       7)  Retail Trade............................................        2.9
       8)  Entertainment/Leisure/Toys..............................        2.2
       9)  Media...................................................        1.1
      10)  Financial Institutions & Services.......................        1.0


Appendix D hereto contains a complete list of the securities in the Hong Kong component as of December 29, 1995.


    The average annual total return in US Dollars of the Hong Kong component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                            FT INDEX-
                                                                            HONG KONG
                                                                          -------------
 1 Year.................................................................         23.6%
 3 Years................................................................         24.7
 5 Years................................................................         30.8
10 Years................................................................         23.6

THE ITALY COMPONENT


    On December 29, 1995, the Italy component of the FT Index consisted of 59 stocks with an aggregate market capitalization of approximately L221.7 trillion, or US $139.7 billion. In percentage terms, the Italy component represented approximately 89.7% of the aggregate investible market capitalization of Italy. The ten largest constituents of the Italy component and the respective approximate percentages of the Italy component represented by such constituents were, in order: Generali (13.9%), Telecom Italia Mobile (8.4%), Stet (7.8%), Fiat (7.6%), Telecom Italia (7.4%), INA (3.8%), Alleanza (3.8%), San Paolo (3.1%), ENI (3.0%) and IMI (2.7%).


    Over the six-year period ended December 29, 1995, the performance of the Italy component of the FT Index had a correlation of 0.990 with the performance of the MIB-30, a capitalization-weighted index of 30 Italian stocks traded on the Milan Stock Exchange, and -0.357 with that of the S&P 500.

    As of December 29, 1995, the largest five holdings together comprised approximately 45% of the market capitalization of the Italy component; the largest ten holdings comprised approximately 61% of the market capitalization of the Italy component; and the largest 20 holdings comprised approximately 81% of the market capitalization of the Italy component.

    The ten most highly represented industry sectors in the Italy component of the FT Index, and the approximate percentages of the Italy component represented thereby, as of December 29, 1995, were:


       1)  Utilities...............................................       29.6%
       2)  Insurance Multi/Property/Casualty.......................       24.5
       3)  Automobiles.............................................        9.7
       4)  Banks: Commercial & Other...............................        8.6
       5)  Financial Institutions & Services.......................        6.5
       6)  Insurance: Life & Agents/Brokers........................        3.8
       7)  Diversified Holding Companies...........................        3.6
       8)  Oil.....................................................        3.0
       9)  Computers/Office Equipment..............................        2.9
      10)  Food and Grocery Products...............................        1.9


Appendix E hereto contains a complete list of the securities constituting the Italy component as of December 29, 1995.


    The average annual total return in US Dollars of the Italy component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                           FT INDEX-
                                                                             ITALY
                                                                          -----------
 1 Year.................................................................       -0.4%
 3 Years................................................................       12.5
 5 Years................................................................        1.4
10 Years................................................................        7.3

THE JAPAN COMPONENT


    On December 29, 1995, the Japan component of the FT Index consisted of 483 stocks with an aggregate market capitalization of approximately Y293.6 trillion, or US $2.8 trillion. In percentage terms, the Japan component represented approximately 83.1% of the aggregate investible Japanese market capitalization. The ten largest constituents of the Japan component and the respective approximate percentages of the Japan component represented by such constituents were, in order: Toyota Motor (2.8%), Industrial Bank of Japan (2.5%), Mitsubishi Bank (2.4%), Sumitomo Bank (2.3%), Fuji Bank (2.3%), Dai-ichi Kangyo Bank (2.2%), Sanwa Bank (2.1%), Sakura Bank (1.5%), Nomura Securities (1.5%) and Tokyo Electric Power (1.3%). Many of the companies comprising the FT Index-Japan have contributed to the export economy of Japan, which over the period 1990 to 1994 produced trade surpluses with the rest of the world averaging US$75.4 billion per annum, based on data provided by the Adviser.


    Over the six-year period ended December 29, 1995, the performance of the Japan component of the FT Index had a correlation of 0.979 with the performance of the Nikkei-225, a broad-based price-weighted index of 225 major equity securities traded on the first section of the Tokyo Stock Exchange, and 0.231 with that of the S&P 500.

    As of December 29, 1995, the largest five holdings together comprised approximately 12% of the market capitalization of the Japan component; the largest ten holdings comprised approximately 21% of the market capitalization of the Japan component; and the largest 20 holdings comprised approximately 31% of the market capitalization of the Japan component.

    The ten most highly represented industry sectors in the Japan component of the FT Index, and the approximate percentages of the Japan component represented thereby, as of December 29, 1995, were:


       1)  Banks: Commercial and Other.............................       22.5%
       2)  Financial Institutions..................................        6.2
       3)  Utilities...............................................        6.1
       4)  Electronics & Instrumentation...........................        6.1
       5)  Automobiles.............................................        5.2
       6)  Transportation and Storage..............................        4.9
       7)  Construction and Building Materials.....................        4.3
       8)  Retail Trade............................................        4.3
       9)  Household Durables & Appliances.........................        3.7
      10)  Chemicals...............................................        3.6


Appendix F hereto contains a complete list of the securities constituting the Japan component as of December 29, 1995.


    The average annual total return in US Dollars of the Japan component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                           FT INDEX-
                                                                             JAPAN
                                                                          -----------
 1 Year.................................................................       -0.4%
 3 Years................................................................       14.8
 5 Years................................................................        5.3
10 Years................................................................       12.5

THE SOUTH AFRICA COMPONENT


    On December 29, 1995, the South Africa component of the FT Index consisted of 45 stocks with an aggregate market capitalization of approximately R510.8 billion, or US $140.1 billion. In percentage terms, the South Africa component represented approximately 82.2% of the aggregate investible South Africa market capitalization. The ten largest constituents of the South Africa component and the respective approximate percentages of the South Africa component represented by such constituents were, in order: Anglo American Corp. (10.1%), De Beers/Centenary (8.2%), South African Breweries (7.7%), Liberty Life Association (5.4%), Standard Bank Inv. (4.1%), Rembrandt Group (3.6%), SASOL (3.5%), Gencor (3.5%), Liberty Holdings (2.9%) and First National Bank (2.9%).



    Over the six-year period ended December 29, 1995, the performance of the South Africa component of the FT Index had a correlation of 0.998 with the performance of the All Share Index, a capitalization-weighted index of South African stocks, and 0.747 with that of the S&P 500.


    As of December 29, 1995, the largest five holdings together comprised approximately 35% of the market capitalization of the South Africa component; the largest ten holdings comprised approximately 52% of the market capitalization of the South Africa component; and the largest 20 holdings comprised approximately 72% of the market capitalization of the South Africa component.

    The ten most highly represented industry sectors in the South Africa component of the FT Index, and the approximate percentages of the South Africa component represented thereby, as of December 29, 1995, were:


       1)  Precious Metals & Minerals..............................       34.9%
       2)  Diversified Holding Companies...........................       11.6
       3)  Beverages & Tobacco.....................................       11.3
       4)  Insurance: Life and Agents/Brokers......................        9.8
       5)  Banks: Commercial & Other...............................        9.6
       6)  Food & Grocery Products.................................        4.0
       7)  Forestry and Paper Products.............................        3.7
       8)  Mining, Metals & Minerals...............................        3.7
       9)  Oil.....................................................        3.5
      10)  Construction & Bldg. Materials..........................        1.7


Appendix G hereto contains a complete list of the securities in the South Africa component as of December 29, 1995.


    The average annual total return in US Dollars of the South Africa component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                           FT INDEX-
                                                                         SOUTH AFRICA
                                                                        ---------------
 1 Year...............................................................          18.2%
 3 Years..............................................................          41.3
 5 Years..............................................................          19.5
10 Years..............................................................          16.9

THE UK COMPONENT

    On December 29, 1995, the UK component of the FT Index consisted of 205 stocks with an aggregate market capitalization of approximately L702.9 billion, or US $1,091.3 billion. In percentage terms, the UK component represented approximately 82.6% of the aggregate investible market capitalization of the United Kingdom. The ten largest constituents of the UK component and the respective approximate percentages of the UK component represented by such constituents were, in order: Glaxo Wellcome (4.6%), British Petroleum (4.3%), Shell Transport & Trading (4.0%), British Telecom (3.2%), BAT Industries (2.5%), HSBC Holdings (2.5%), Lloyds TSB Group (2.4%), Marks & Spencer (1.8%), BTR (1.8%) and Barclays (1.7%).


    Over the six-year period ended December 29, 1995, the performance of the UK component of the FT Index had a correlation of 0.998 with the performance of the FT-SE 100 Index, an index of 100 UK companies ranked by market capitalization, and 0.892 with that of the S&P 500.


    As of December 29, 1995, the largest five holdings together comprised approximately 19% of the market capitalization of the UK component; the largest ten holdings comprised approximately 29% of the market capitalization of the UK component; and the largest 20 holdings comprised approximately 44% of the market capitalization of the UK component.

    The ten most highly represented industry sectors in the UK component of the FT Index, and the approximate percentages of the UK component represented thereby, as of December 29, 1995, were:


       1)  Banks: Commercial & Other...............................       12.5%
       2)  Utilities...............................................       11.8
       3)  Health & Personal Care..................................        9.7
       4)  Oil.....................................................        9.1
       5)  Retail Trade............................................        8.8
       6)  Beverages & Tobacco.....................................        8.3
       7)  Media...................................................        4.4
       8)  Food & Grocery Products.................................        3.9
       9)  Construction and Building Materials.....................        3.1
      10)  Diversified Industrials.................................        2.8


Appendix H hereto contains a complete list of the component securities of the UK component as of December 29, 1995.


    The average annual total return in US Dollars of the UK component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                           FT INDEX- UK
                                                                           -------------
 1 Year..................................................................         23.3%
 3 Years.................................................................         14.7
 5 Years.................................................................         11.6
10 Years.................................................................         16.1

THE US COMPONENT

    On December 29, 1995, the US component of the FT Index consisted of 639 stocks with an aggregate market capitalization of approximately US $4.9 trillion. In percentage terms, the US component represented approximately 73.8% of the aggregate investible market capitalization of the U.S. markets. The ten largest constituents of the US component and the respective approximate percentages of the US component represented by such constituents were, in order:
General Electric (2.5%), AT&T (2.1%), Exxon Corp. (2.0%), Coca-Cola (1.9%), Merck & Co (1.6%), Philip Morris (1.5%), Procter & Gamble (1.2%), Johnson & Johnson (1.1%), IBM (1.1%) and Microsoft Corp. (1.1%).

    Over the six-year period ended December 29, 1995, the performance of the US component of the FT Index had a correlation of 1.000 with the performance of the S&P 500.

    As of December 29, 1995, the largest five holdings together comprised approximately 10% of the market capitalization of the US component; the largest ten holdings comprised approximately 16% of the market capitalization of the US component; and the largest 20 holdings comprised approximately 25% of the market capitalization of the US component.

    The ten most highly represented industry sectors in the US component of the FT Index, and the approximate percentages of the US component represented thereby, as of December 29, 1995, were:


       1)  Utilities...............................................       13.1%
       2)  Health & Personal Care..................................       11.1
       3)  Banks: Commercial & Other...............................        7.8
       4)  Oil.....................................................        6.4
       5)  Beverages & Tobacco.....................................        5.3
       6)  Computer and Office Equipment...........................        4.7
       7)  Retail Trade............................................        4.5
       8)  Food and Grocery........................................        4.1
       9)  Electrical Equipment....................................        3.5
      10)  Business Services & Computer Software...................        3.5


Appendix I hereto contains a complete list of the securities in the US component as of December 29, 1995.


    The average annual total return of the US component of the FT Index is set forth below for the indicated periods prior to December 29, 1995:


                                                                           FT INDEX- US
                                                                           -------------
 1 Year..................................................................         37.3%
 3 Years.................................................................         15.3
 5 Years.................................................................         16.8
10 Years.................................................................         14.6

OTHER COMPONENTS OF THE FT INDEX

    In addition to the country components of the FT Index represented by the initial nine Series offered hereby, the FT Index includes components representing fifteen other countries, twelve regions grouped by geographic areas, thirty-six groups classified by industry sectors and seven broad economic sectors. It is anticipated that Series of the Fund covering additional national markets will be organized in the future, although there can be no assurance that any such additional Series will be created.

                          EXCHANGE LISTING AND TRADING


    Application has been made to list the CB Shares-SM- of each Series for trading on the NYSE. The NYSE has approved modifications to its Rules to permit the listing of CB Shares-SM-. The non-redeemable CB Shares-SM- are expected to trade on the NYSE at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the NYSE necessary to maintain the listing of CB Shares-SM- of any Series will continue to be met. The NYSE may remove the CB Shares-SM- of a Series from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Series of CB Shares-SM-, there are fewer than 50 record and/or beneficial holders of the CB Shares-SM- for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such Series is based is no longer calculated or available or (3) such other event shall occur or condition exist that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. In addition, the NYSE will remove the shares from listing and trading upon termination of the Fund.


    The size of each Series' Fund Basket and the related size of its Creation Unit was designed to provide an initial net asset value per CB Share-SM-, depending on the Series, of between approximately $19 and $56. Because of the range of initial net asset values, it is expected that initial trading of CB Shares-SM-of the various Series on the NYSE will commence at market prices within or close to this range. Price movements in CB Shares-SM- on the NYSE will be quoted in 1/8ths. The Adviser anticipates that the movements in the price of CB Shares-SM- will correlate closely with the value of the respective FT Index component. As in the case of other stocks traded on the NYSE, brokers' commissions on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which are anticipated to range between $.015 to $.12 per share for institutions and high net worth individuals.

    Within the next year management of the Fund plans to apply for listing CB Shares-SM- on a number of foreign stock exchanges such as the Deutsche Borse and the Australian Stock Exchange with the eventual intention of creating a 24-hour global market for the CB Shares-SM-. There can be no assurance that any such listings will be applied for or obtained.

                REASONS FOR INVESTORS TO PURCHASE CB SHARES-SM-

USER RATIONALE

    Investors with  differing  investment  objectives  and  trading  styles  may consider using CB Shares-SM- as part of their investment program. For investments of less than US $25 million, the Adviser expects that each Series will have a cost structure roughly equivalent to comparable institutional index-based investments. Individual investors could use CountryBaskets-SM- to gain exposure to foreign markets represented by the various FT Index components, both for investment and trading. In addition, CB Shares-SM- may be used in combination with foreign securities or shares of mutual funds for hedging or to pursue various trading strategies. Professional investors could use CB Shares-SM- for arbitrage, hedging and trading, including as an alternative to futures based on different foreign market indices, when the investor wants exposure to foreign markets. It is expected that arbitrage involving the purchase and redemption of multiple Creation Units would eventually enable dealers and other investors to benefit from certain economies of scale in transactional costs. Institutional investors could use CB Shares-SM- as a management tool for tactical asset allocation without the use of derivatives, to gain international exposure and, depending on future experiences with costs and liquidity, for long-term holdings in core positions for their investment portfolio. In addition, CB Shares-SM- may be used by asset managers to gain market exposure in markets for their clients where they do not necessarily possess the analytic resources needed to select individual securities; to invest cash balances on a short- to medium-term basis; to reduce or neutralize portfolio exposure in a specific national market by short selling CB Shares-SM-; in tandem with use of other securities and derivatives, to tailor portfolio exposure to foreign markets to meet specific investment objectives; to reallocate relative market exposures of a portfolio without disposing of existing portfolio components; and to take advantage of potential liquidity and pricing disparities and potential stock lending returns.

POSSIBLE USER BENEFITS

    CountryBaskets-SM- are designed to provide investors with a highly liquid mechanism, using securities rather than derivatives, for investing in the national markets represented by each series. The Adviser intends to make reasonable efforts to foster a liquid and transparent market, which is generally characteristic of securities trading on the NYSE. There can be no assurance, however, that active trading markets for the CB Shares-SM- will develop. In addition, since CB Shares-SM- will be quoted on the NYSE, CB Shares-SM- are expected to serve as a price discovery mechanism during U.S. trading hours for investment in the various foreign markets represented by the Series. Subject to any suspension of trading by the NYSE, CB Shares-SM- may be traded throughout the regular trading session of the NYSE, including at times when the relevant foreign markets are closed. Subject to the receipt of favorable no-action relief from the Commission by the NYSE, short sales of CB Shares-SM- will be permitted notwithstanding Rule 10a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    Because the securities portfolio of each Series will substantially replicate the securities comprising the corresponding FT Index component, the Adviser expects that the potential for index tracking error relative to index-based products relying on optimization or similar management strategies should be substantially reduced. Moreover, CB Shares-SM- do not entail the counterparty risk present in over-the-counter derivatives contracts, like index swaps, to which CB Shares-SM- are an alternative.

    Individual, non-redeemable CB Shares-SM- are book-entry securities subject to normal U.S. settlement procedures, including a three-day settlement cycle. Unlike many direct investments in foreign equities, CB Shares-SM- traded in the secondary market will not entail complicated foreign custody and settlement arrangements, stamp taxes and other levies associated with trading in non-U.S. equities. In addition, CB Shares-SM- may be loaned on the same basis as other U.S. equity securities, creating potential for increasing the total return to an investor. Subject to receipt by the NYSE of no-action relief from the Commission, broker-dealers may generally extend credit on CB Shares-SM- just as on other marginable securities, subject to the applicable provisions of Regulation T of the Board of Governors of the Federal Reserve System. Under the terms of such no-action relief, the extension of credit on CB Shares-SM- by broker-dealers participating in the distribution of CB Shares-SM- would be subject to certain limitations.

INVESTMENT RATIONALE


    Since  the basket  of securities  held by each  Series is  represented by an individual stock, the CB Share-SM- of such Series, it is anticipated that investors will trade CB Shares-SM- based on their investment outlook for the particular national market represented by the Series. Accordingly, it is expected that much of the trading in CB Shares-SM- will be driven by macroeconomic fundamentals applied to an assessment of the prospects for the particular national market. Because no Series may borrow money for the purpose of leveraging its portfolio, an investment in CB Shares-SM- does not carry the risks associated with investment in a leveraged portfolio. The CB Shares-SM- of each Series will have statistical characteristics normally associated with shares of stock of any company (price/earnings ratios, price/book value ratios, price/cash flow ratios, earnings per share, etc.). Because of these characteristics, CB Shares-SM- can be included in an investment portfolio in much the same way as other stocks and ADRs, such as those of General Electric, AT&T, Intel, Royal Dutch Shell or Norsk Hydro. The Adviser has made arrangements with third party vendors, including Bloomberg Financial Markets, Reuters Ltd., Dow Jones Telerate and Automated Data Processing, to make available to subscribers through their on-line data services certain real-time or daily updated news and information relating to the country markets represented by the respective Series (E.G., spot foreign exchange rates and major market index prices).

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND


    The Fund's Board consists of six Directors. The Board of Directors is divided into three classes. At each annual meeting of stockholders, the term of one class expires and the successor or successors elected to such class will serve until the third succeeding annual meeting of stockholders, provided that, in the event the Fund is not required to hold an annual meeting in one or more years, the term of any class will not exceed five years. These provisions could delay the replacement of a majority of the Board of Directors by the stockholders of the Fund for up to two years. The replacement of a majority of the Board could be delayed for substantially longer periods when the Fund is not required to hold annual stockholder meetings. See "Capital Stock and Stockholder Reports". The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund. The addresses, principal occupations and present positions, including any affiliations with the Adviser, State Street, the Fund's administrator (the "Administrator"), or ALPS, the Fund's Distributor, of the Directors and the officers of the Fund and their principal occupations for the past five years are listed below. As of March 1, 1996, the Directors and officers of the Fund owned of record as a group none of the outstanding shares of the Fund. Directors who are deemed to be interested persons of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).



                                        POSITION WITH                      PRINCIPAL OCCUPATIONS DURING
       NAME AND ADDRESS                   THE FUND                                PAST FIVE YEARS
------------------------------  -----------------------------  -----------------------------------------------------
Warner Heineman                 Director                       Senior Advisor (consultant),  1st Business Bank,  Los
1800 Avenue of the Stars                                        Angeles (since 1992); Senior Vice President, Bank of
Los Angeles, California 90067                                   Los  Angeles (1989 to  1992); Senior Vice-President,
                                                                City National Bank,  Beverly Hills  (1981 to  1988);
                                                                Vice  Chairman and  Director (and  other positions),
                                                                Union Bank, Los  Angeles (1943  to 1981);  Director,
                                                                FHP  International Corporation (a health maintenance
                                                                organization)  (since  1990);  Director,  FHP   Life
                                                                Insurance  Company (1992  to 1994);  Director, Great
                                                                States Insurance Company  (1993 to 1994);  Director,
                                                                FHP  Financial Corporation (holding  company for FHP
                                                                Life Insurance  Company and  Great States  Insurance
                                                                Company)  (since  1994); Director,  Alexander Haagen
                                                                Properties,  Inc.  (real  estate  investment  trust)
                                                                (since  1994); Director,  Capital Market  Fund, Inc.
                                                                (mutual fund) (1990 to 1995); Trustee,  Southwestern
                                                                University School of Law (since 1983); Member of the
                                                                Board of Advisors, UCLA Medical Center (since 1985);
                                                                Member of Board of Visitors, UCLA School of Medicine
                                                                (since  1988);  Director, Los  Angeles  Music Center
                                                                Opera  (since   1967);  Director,   FHP   Foundation
                                                                (philanthropic   organization)  (since   1995);  and
                                                                Member of  the  Advisory Board,  Recording  for  the
                                                                Blind, Inc.
Joseph A. La Corte*             Director and President         Director  (since  1994) and  Vice President  (1992 to
31 West 52nd Street                                             1994) of  Deutsche  Morgan Grenfell/C.  J.  Lawrence
New York, New York 10019                                        Inc.; Vice President, Nomura Securities
                                                                International (1990 to 1992).
W. Carter McClelland*           Director and Chairman          President  and Chief Executive Officer, Deutsche Mor-
31 West 52nd Street                                             gan Grenfell/C. J. Lawrence Inc. (since 1995); Divi-
New York, New York 10019                                        sion Director and other positions, Morgan Stanley  &
                                                                Co. (1974 to 1995).

                                        POSITION WITH                      PRINCIPAL OCCUPATIONS DURING
       NAME AND ADDRESS                   THE FUND                                PAST FIVE YEARS
------------------------------  -----------------------------  -----------------------------------------------------
Lawrence C. McQuade             Director                       Chairman,  Qualitas International (international con-
125 East 72nd Street                                            sulting) (since  1995); Director,  Bunzl PLC  (paper
New York, New York 10021                                        distributor)   (since   1991);   Director,   Quixote
                                                                Corporation (highway safety, manufacturer of CDs and
                                                                CD ROMS) (since 1992); Director, Applied  Bioscience
                                                                Inc.  (conducts  clinical trials  for pharmaceutical
                                                                companies (since  1995); Chairman  (since 1995)  and
                                                                Director  (since  1994),  Czech  &  Slovak  American
                                                                Enterprise Fund (investment fund); Director,  Oxford
                                                                Analytica  Inc.  (provides  political,  economic and
                                                                business information)  (since 1988);  Vice-Chairman,
                                                                Prudential  Mutual Fund  Management (1988  to 1995);
                                                                served as President and Director (until 1995) of  39
                                                                investment  companies  advised by  Prudential Mutual
                                                                Fund Management.
Karl M. von der Heyden          Director                       Senior  Advisor,  The  Clipper  Group  (since  1994);
12 East 49th Street                                             Chairman,  Financial  Accounting  Standards Advisory
New York, New York 10017                                        Council (since 1995); President and Chief  Executive
                                                                Officer,  Metallgesellschaft  Corp. (1993  to 1994);
                                                                Chief Financial Officer (1989 to 1993) and Co-Chair-
                                                                man and Chief Executive Officer (1993 to 1993),  RJR
                                                                Nabisco  Holdings  Corp.;  Director,  Federated  De-
                                                                partment Stores  (retail department  stores)  (since
                                                                1992);   Director,  Trizec  Corporation  Ltd.  (real
                                                                estate developer) (since 1994); Member of the  Board
                                                                of  Trustees, Duke University (since 1995); and Vice
                                                                Chairman of the Board  of Trustees, YMCA of  Greater
                                                                New York.
Robert H. Wadsworth             Director                       President,  Robert  H. Wadsworth  &  Associates, Inc.
4455 E. Camelback Road                                          (financial services consulting); President,
Suite 261 E                                                     Investment Company Administration Corporation (since
Phoenix, Arizona 85018                                          1992); President,  First  Fund  Distributors,  Inc.;
                                                                Vice  President,  Professionally  Managed Portfolios
                                                                (since 1991);  Member of  the Board  of  Supervisory
                                                                Directors  of ML High Yield-Treasury Securities Fund
                                                                N.V. (since 1991); Member of the Boards of Directors
                                                                of The  Central European  Equity Fund,  Inc.  (since
                                                                1990),  The Germany Fund, Inc.  (since 1986) and The
                                                                New Germany Fund, Inc. (since 1990).
Thomas A. Curtis                Vice President and Secretary   Vice President and Senior  Counsel, Deutsche Bank  AG
31 West 52nd Street                                             (New  York Branch) (since  1995); Associate, Cleary,
New York, New York 10019                                        Gottlieb, Steen & Hamilton (law firm) (1986 to  1993
                                                                and  1994  to  1995); Executive  Vice  President and
                                                                General Counsel, Del Monte Fresh Company (1993).
Joseph Cheung                   Vice President and Treasurer   Assistant Vice President  (since 1994) and  Associate
31 West 52nd Street                                             (1991-1994),  Deutsche  Morgan  Grenfell/C.  J. Law-
New York, New York 10019                                        rence  Inc.;  Assistant   Secretary  and   Assistant
                                                                Treasurer  (since 1993), The Germany Fund, Inc., The
                                                                Central European  Equity  Fund,  Inc.  and  The  New
                                                                Germany Fund, Inc.

    The following table sets forth the remuneration of Directors and officers of the Fund:

                                                                                TOTAL
                                                                             COMPENSATION
                                                                               FROM THE
                                                              AGGREGATE     FUND AND FUND
                                                            COMPENSATION     COMPLEX PAID
NAME OF PERSON, POSITION                                    FROM THE FUND    TO DIRECTORS
----------------------------------------------------------  -------------  ----------------
Warner Heineman...........................................        *               *
 Director
Joseph A. La Corte........................................      NONE             NONE
 Director and President
W. Carter McClelland......................................      NONE             NONE
 Director and Chairman
Lawrence C. McQuade.......................................        *               *
 Director
Karl M. von der Heyden....................................        *               *
 Director
Robert H. Wadsworth.......................................        *               *
 Director                                                                         **
Thomas A. Curtis..........................................      NONE             NONE
 Vice President and Secretary
Joseph Cheung.............................................      NONE             NONE
 Vice President and Treasurer

------------------------
 *The Fund will pay each Director $7,000 per annum, $2,000 per directors' meeting attended and $500 per committee meeting attended.

**Mr. Wadsworth received $42,000 in aggregate compensation in 1995 for his services as a director of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc., three closed-end funds for which DMG serves as manager and Deutsche Asset Management GmbH, an affiliate of DMG, serves as investment adviser.

No Director or officer of the Fund is entitled to any pension or retirement benefits from the Fund.

CERTAIN AFFILIATED RELATIONSHIPS

    Messrs. McClelland and La Corte, Directors of the Fund, are President and Chief Executive Officer, and Director, respectively, of DMG. Messrs. Curtis and Cheung, officers of the Fund, are Vice President and Senior Counsel of Deutsche Bank AG (New York Branch) and Assistant Vice President of DMG, respectively.

               INVESTMENT ADVISORY, MANAGEMENT AND OTHER SERVICES


    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "THE FUND -- INVESTMENT MANAGEMENT" AND "-- ADMINISTRATOR".


THE INVESTMENT ADVISER


    DMG, a corporation organized under the laws of the State of Delaware, is a wholly owned direct subsidiary of DB U.S. Financial Markets Holding Corporation and a wholly owned indirect subsidiary of Deutsche Bank AG, a major German banking institution. DMG is engaged in the securities underwriting, investment advisory and securities brokerage business. It is a member of the NYSE and other principal U.S. stock exchanges. DMG has significant global investment management experience. As of December 29, 1995, Deutsche Bank AG and its affiliates together managed over US $130 billion in institutional and mutual fund assets.


    DMG serves as investment adviser to each Series pursuant to an Investment Management Agreement (the "Management Agreement") between the Fund and DMG. Under the Management Agreement, the Adviser, subject to the supervision of the Fund's Board of Directors and in conformity with the stated investment policies of each Series, will manage the investment of each Series' assets. The Adviser has not previously acted as investment adviser to an investment company that seeks to track the performance of an index. The Adviser will be responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Series. In addition, the Adviser will provide administrative services to the Fund that will include negotiating and overseeing the Fund's contractual arrangements with third-party service providers. Each Series will pay the Adviser an investment advisory and management fee, computed daily and paid monthly, equal to an annual rate of (i) .20% (in the case of the US Index Series), .30% (in the case of the Australia Index Series, the France Index Series, the Germany Index Series, the Italy Index Series, the Japan Index Series and the UK Index Series) or .45% (in the case of the Hong Kong Index Series and the South Africa Index Series) of the average daily net assets of such Series, plus (ii) in the case of each Series, as remuneration for the Adviser's services in connection with lending portfolio securities of the Series, 40% of the Series' gross investment income, excluding dividends on portfolio securities. In addition, DMG will be reimbursed by each Series for its out-of-pocket costs incurred in providing certain administrative services. See "Investment Policies and Restrictions -- Lending Portfolio Securities". The Management Agreement will continue in effect until February 8, 1998, and thereafter will be subject to annual approval by (1) the Fund's Board of Directors or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund's Board who are not interested persons (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting securities. The Management Agreement is also terminable upon 60 days' notice by DMG and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    The Management Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under the Management Agreement.

    The Adviser will reimburse, on a PRO RATA basis, each Series for annual expenses of such Series which exceed the most stringent limits prescribed by any state in which shares of the Series are offered for sale. Currently, the only limitation which the Fund believes would be applicable requires the Adviser to reimburse a Series to the extent that aggregate operating expenses of the Series (excluding interest, taxes, brokerage commissions, distribution expenses, if any, and extraordinary expenses) exceed in any year 2.5% of the first $30 million of average net assets of such Series, 2.0% of the next $70 million of average net assets of the Series and 1.5% of average net assets of the Series in excess of $100 million.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

    State Street, a Massachusetts trust company, provides certain administrative services to the Fund, including clerical, bookkeeping and recordkeeping services not otherwise performed by the Adviser or the Custodian, pursuant to an Administration Agreement (the "Administration Agreement") between the Fund and State Street. Pursuant to the Administration Agreement, State Street will provide administrative services to the Fund which include, among other things, monitoring and administering payment of Fund expenses, preparing the Fund's financial statements and regulatory filings and preparing the Fund's tax returns. The Administration Agreement is terminable with respect to the Fund without penalty, on 60 days' notice, by the Fund's Board. The Administration Agreement is also terminable upon 60 days' notice by State Street.

    The Administration Agreement provides that State Street will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of State Street in the performance of its obligations and duties under the Administration Agreement.

    For its administrative services to the Fund, State Street is entitled to a fee, computed daily and paid monthly, equal to an annual rate of .08% of the average daily net assets of each Series up to $125 million, plus .06% of the average daily net assets of such Series in excess of $125 million up to $250 million and .04% of the average daily net assets of such Series in excess of $250 million, subject to a minimum annual fee of $95,000 for each Series. In addition, State Street will be reimbursed by the Fund for certain out-of-pocket costs incurred in providing administrative services.


    State Street will also act as Custodian and transfer agent (the "Transfer Agent") for the Fund. See "The Fund -- Custodian and Transfer Agent" in the Prospectus. State Street served as custodian for more than $2 trillion in assets worldwide as of September 30, 1995, and manages securities processing operations and treasury centers in the United States, Europe and the Pacific Basin.


                             BROKERAGE TRANSACTIONS

    When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere.  The  Fund  will  not  deal  with  affiliates  in  principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Series is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party. Orders for agency brokerage transactions may be placed with Deutsche Bank AG as well as DMG. The Fund's policy requires that commissions paid to Deutsche Bank AG and DMG comply with Section 17(e) of the 1940 Act and the rules thereunder.


    Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to a Series to reduce expenses of the Series.


    The Adviser will assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Series is expected to be under 50%. See "The Fund -- Investment Policies -- Portfolio Turnover" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

       PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNIT AGGREGATIONS


    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "THE FUND -- PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNIT AGGREGATIONS".


GENERALLY


    The Fund will offer and sell shares of each Series on a continuous basis only in aggregations of a specified number of shares for such Series as set forth below (each, a "Creation Unit"), without an initial sales charge, at the net asset value of the shares next determined after receipt of an order in proper form (as described below under "Procedures for Purchasing Creation Units"). The consideration for a purchase of each Creation Unit aggregation of shares of a Series is an in-kind deposit of a designated portfolio of equity securities substantially corresponding in composition and weighting to the relevant component of the FT Index (a "Fund Basket"), plus a specified amount of cash (the "Cash Component"). Together, a single Fund Basket and related Cash Component (the "Fund Deposit") represent the minimum initial and subsequent investment amount required for the purchase of shares of a Series, which may only be made in Creation Unit size aggregations. The number of shares constituting a Creation Unit of each Series, subject to any stock splits or reclassifications by the Board of Directors, is 250,000 for the Japan Index Series and 100,000 for each other Series. The aggregate net asset value of a Creation Unit of shares is expected to be between US$1.9 million and US$10 million. Orders for Creation Units must be placed with ALPS, the Fund's Distributor. The address and telephone number of the Distributor are 370 Seventeenth Street, Suite 2700, Denver, Colorado, 1-800-482-3940; facsimiles should be sent to 303-623-0472. See "Procedures for Purchasing Creation Units" below.



    The Fund will issue and sell shares of a Series only on a Business Day. A "Business Day" with respect to a Series other than the US Index Series is any day on which (i) the NYSE, (ii) the stock exchange(s) and Fund subcustodian(s) relevant to such Series and (iii) financial institutions in Massachusetts are open for business, and in the case of the US Index Series, any day on which the NYSE is open and financial institutions in Massachusetts are open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Series are set forth in Appendix A to the Prospectus. Massachusetts financial institutions are open on all days when the NYSE is open except Columbus Day, Veterans Day and Martin Luther King Day (observed). See also "Special Considerations and Risks -- Continuous Offering".


    For information on the initial issuance of Creation Units of CB Shares-SM-and the commencement of trading on the NYSE, see "Initial Issuance of Creation Units and Commencement of Trading" below.

THE FUND BASKET

    Prior to the opening of business on the NYSE on each day that the NYSE is open (currently by 8:00 p.m., New York time, on the previous NYSE business day), the names and number of shares of each security constituting the Fund Basket for each Series, as determined by the Adviser at the close of business on the NYSE on such previous day, will be made available through the Distributor and the National Securities Clearing Corporation ("NSCC"), a clearing agency registered with the Securities and Exchange Commission (the "Commission"). Such Fund Basket will be in effect for redemptions of Creation Units of CB Shares-SM- of each Series and purchases of Creation Units of the US Index Series on such NYSE business day and for purchases of Creation Units of CB Shares-SM- of each other Series on a specified Business Day for such Series subsequent to such NYSE business day (except as may be provided otherwise in the case of an alternative purchase option; see "Possible Alternative Purchase Procedure Option" below). The date of purchase and issuance of Creation Units of CB Shares-SM- of each Series is referred to as an "Issue Date". The Issue Date for a purchase of Creation Units of the US Index Series is the same day as the effective date for the applicable Fund Basket. The Issue Date for each non-US Index Series will be the indicated number of days after the effective date of the applicable Fund Basket: the Australia Index Series, the third Business Day; the France Index Series, the third Business Day; the Germany Index Series, the second Business Day; the Hong Kong Index Series, the second Business Day; the Italy Index Series, the third Business Day; the Japan Index Series, the third Business Day; the South Africa Index Series, the fourth Business Day; and the UK Index Series, the fifth Business Day. For example, the Fund Basket for the France Index Series to be in effect on Tuesday, April 16, 1996, for redemptions on such date will be made available presently by 8:00 p.m., New York time, on Monday, April 15, 1996, the previous business day on which the NYSE is open. Such Fund Basket will be applicable to purchases of a Creation Unit of CB Shares-SM- of the France Index Series on Friday, April 19, 1996 (the subsequent third Business Day). On each day the NYSE is open, the Distributor and the NSCC will also make available on the morning of each day that the NYSE is open the amount of the Cash Component for the previous Business Day for each Series.


    The composition of the Fund Basket will change with changes in the relevant FT Index component. In addition, in the event that the Adviser determines, in its discretion, that a security is likely to be unavailable or available in insufficient quantities for delivery as part of a Fund Basket or that, for example, an investor is legally prohibited from acquiring a particular security, the cash equivalent value of such security may be required or permitted to be delivered in lieu of the security in the Fund Basket. Such amount will be added to the Cash Component (see "The Cash Component" below). The announcement of a Fund Basket for a Series will include the announcement of any adjustments to the Fund Basket that will be in effect for purchases of such Series' shares on the Issue Date in order to reflect stock splits, mergers, issuer replacements or other corporate events. If the securities tendered by an investor for a purchase of a Creation Unit aggregation of shares will not constitute the complete Fund Basket for the Issue Date, the Adviser in its discretion may waive any deficiency in the Fund Basket delivered and require the cash equivalent value of any undelivered securities to be included in the Cash Component of the Fund Deposit.

    No shares of any Series will be issued until the transfer of good title to the Fund of the Fund Basket and the payment of the Cash Component (together, in the case of each Series other than the US Index Series, with the applicable Cash Component transaction fee) have been completed, subject in the case of the US Index Series to the provisions for guarantee of completion of delivery of the CB Shares-SM- Clearing Process (as defined herein) described below under "Procedures for Purchasing Creation Units" or as provided under "Possible Alternative Purchase Procedure Option". All questions as to the number of shares of each security in the Fund Basket required to be delivered, and the waiver of any deficiency in the Fund Basket delivered, shall be determined by the Adviser, whose determination shall be final. The Custodian's determination of the validity, form and acceptance or rejection for deposit of the securities delivered by an Authorized Participant shall be final and binding on the Authorized Participant.


    Purchasers of Fund shares in Creation Unit size aggregations are responsible for the costs of transferring the Fund Basket securities to the account of the Fund. As of December 29, 1995, the estimated costs of transferring the securities in a Fund Basket to the Fund, which may include, among others, settlement and custody charges, securities registration costs and similar costs, are as follows: the Australia Index Series, $1,886; the France Index Series, $3,737; the Germany Index Series, $1,952; the Hong Kong Index Series, $3,192; the Italy Index Series, $1,593; the Japan Index Series, $12,123; the South Africa Index Series, $1,408; the UK Index Series, $5,535; and the US Index Series, $12,103. Such transfer costs will vary with the number of constituent securities in the relevant Fund Basket, but will not vary according to the number of Fund Baskets delivered to the Fund's subcustodian simultaneously in respect of a single purchase order. In addition, investors purchasing Creation Units of CB Shares-SM- of the Australia, Hong Kong, South Africa and UK Index Series will pay stock transfer taxes or stamp duties of .30%, .15%, 1.0% and
 .50%, respectively, of the value of each Fund Basket delivered to the relevant subcustodian in connection with the registration of transfer of such Fund Basket securities to the Fund. See "Summary of Fund Expenses" in the Prospectus.

THE CASH COMPONENT

    The Cash Component will be equal to the difference between the value of the Fund Basket delivered for the purchase of a Creation Unit of CB Shares-SM- on the Issue Date and the net asset value of the Creation Unit aggregation of shares of the particular Series next computed on such Business Day and will be determined at the close of the NYSE (currently 4:00 p.m., New York time) on such Business Day when the net asset value of Fund shares is determined. If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares on a Business Day, the Adviser may determine to accept fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund Basket and may request some cash to be substituted for the omitted securities in order to limit the value of the Fund Basket as tendered to the net asset value of the Creation Unit aggregation of shares. If an investor is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Fund Basket securities, including accepting the return of one or more Fund Basket securities should these exceed the net asset value of the Creation Unit of CB Shares-SM- being acquired, the Adviser shall have the right, in its discretion, to permit the cash equivalent value of such Fund Basket security or securities to be included as part of the Cash Component in lieu thereof, subject to the applicable Cash Component transaction fee, or, as the case may be, to purchase for the Fund the Fund Basket securities otherwise to be returned and reimburse the amount of the excess to the investor in cash. With respect to a determination whether to accept or permit cash to be substituted in lieu of Fund Basket securities, the Distributor shall communicate the request to the Adviser without providing any information disclosing the identity of the Authorized Participant or the investor concerned. In addition, the Adviser reserves the right to permit or require the substitution of an amount of cash to be added to the Cash Component to replace any security in the relevant FT Index component which may not be available in sufficient quantity for delivery or for other similar reasons. The Cash Component, as calculated based on delivery in full of the Fund Basket announced for a designated Issue Date, will not exceed 10% of the total purchase price of a Creation Unit aggregation of shares on such date. In the event that the Fund accepts the substitution of cash for omitted Fund Basket securities as described above, however, the Cash Component may in certain limited circumstances exceed 10% of the total purchase price. Securities not accepted as part of the Fund Basket will be returned promptly. The tendered securities in the Fund Basket will be valued on an Issue Date in the same manner as the relevant Series values its portfolio securities for purposes of calculating the Series' net asset value. See "Determining Net Asset Value". The Distributor and NSCC will also make available on the morning of each Business Day information with respect to the Cash Component for purchases of shares of such Series at the end of the previous Business Day.

    In the case of each Series other than the US Index Series, a cash transaction fee will be imposed by the Fund on the Cash Component of the Fund Deposit to offset the Fund's brokerage and other transaction costs of investing such cash. The Cash Component transaction fee for the purchase of shares of the applicable Series, as a percentage of the Cash Component, is as follows: the Australia Index Series, 1.15%; the France Index Series, 1.0%; the Germany Index Series, 1.0%; the Hong Kong Index Series, 1.2%; the Italy Index Series, 1.0%; the Japan Index Series, 1.32%; the South Africa Index Series, 2.0%; and the UK Index Series, 1.5%. See "Summary of Fund Expenses" in the Prospectus. The US Index Series will bear brokerage and other transaction costs associated with investing the Cash Component received on purchases of Creation Unit aggregations of US CB Shares-SM-. Arrangements satisfactory to the Fund for delivery of the Cash Component and the cash purchase transaction fee must be made on the date of purchase in order for shares to be issued. See "Procedures for Purchasing Creation Units" below.

PROCEDURES FOR PURCHASING CREATION UNITS

    Orders for Creation Unit size aggregations of shares of any Series may be placed with the Distributor only by an "Authorized Participant", I.E., a participant (a "DTC Participant") in The Depository Trust Company ("DTC") who has entered into an Authorized Participant Agreement (the "Authorized Participant Agreement") with the Fund, the Distributor and State Street, as Custodian and Transfer Agent. The Authorized Participant Agreement provides for procedures with respect to the purchase and redemption of Creation Unit aggregations of shares that supplement the procedures set forth herein. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase

Creation Unit aggregations of shares. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Unit aggregations of Fund shares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Fund anticipates that it will enter into Authorized Participant Agreements with only a few DTC Participants. Investors seeking to purchase Creation Unit size aggregations of Fund shares are directed to contact the Distributor for a current list of Authorized Participants. Purchase orders for Creation Unit aggregations of shares may be directed to the Distributor through an Authorized Participant by a dealer which has entered into an agreement with the Distributor for solicitation of purchases of Creation Unit aggregations of shares. All shares of the Fund will be entered on the records of DTC in the name of Cede & Co. for the account of the Authorized Participant. For additional information, see "The Fund -- Book-Entry Only System" in the Prospectus. In placing an order, an Authorized Participant agrees that it will provide for payment of the Cash Component and related Cash Component transaction fee on its own behalf or on behalf of the investor for which it acts. Investors are responsible for making their own arrangements with an Authorized Participant for payment to it of the Cash Component amount and related cash purchase transaction fee.


    In addition, in the case of the US Index Series, an Authorized Participant that is a participant in the Continuous Net Settlement ("CNS") System of the NSCC may alternatively deliver the Fund Basket and the Cash Component through the CNS clearing processes of the NSCC, as such processes have been enhanced to effect purchases and redemptions of Creation Unit size aggregations of CB
Shares-SM- of the  US Index  Series (referred to  herein as  the "CB  Shares-SM-
Clearing Process"). The Distributor will upon request provide a list of Authorized Participants that are participants in the CNS System of the NSCC. The Authorized Participant authorizes State Street, as Index Receipt Agent (as such term is defined in the rules of the NSCC, the "Agent") to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the purchase order. Pursuant to such trade instructions from the Agent to NSCC, the Authorized Participant agrees to transfer the requisite Fund Basket securities and the Cash Component to the Agent, together with such additional information as may be required by the Agent. In accordance with its procedures in effect from time to time, the NSCC will guarantee delivery of the Fund Basket and the related Cash Component to the Fund for each purchase effected through the CNS System.


    To place an order for shares of any Series other than the US Index Series to be issued on an Issue Date, the Authorized Participant must first give notice to the Distributor on the day a Fund Basket becomes effective for purchases on a subsequent Business Day (see "The Fund Basket") by delivering a notice of intention to purchase one or more Creation Unit aggregations of shares on the applicable Issue Date. No notice of intention is required for a purchase of shares of the US Index Series. The Authorized Participant must cause to be delivered or arrange for the investor to deliver the securities constituting the Fund Basket to the account maintained by the Custodian, in the case of the US Index Series, or with the appropriate subcustodian in the jurisdiction where the portfolio securities of the Series are traded, in the case of each other Series, by the intended Issue Date, provided that for the France Index Series and the South Africa Index Series delivery of the Fund Basket must be made to the appropriate subcustodian on the day prior to the Issue Date.

    Following the notice of intention, an order to purchase Creation Units on an Issue Date, in the form required by the Fund, must be received on the designated Business Day, I.E., the Issue Date, by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE (currently 4:00 p.m., New York time) in order for the issuance of Creation Unit aggregations of shares to be effected at the net asset value next determined at the close of trading on the NYSE on such date. Those placing orders to purchase Creation Units through an Authorized Participant should afford sufficient time to permit proper submission of the purchase order to the Distributor in time for issuance on the desired Issue Date. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

    The Authorized Participant shall have also made arrangements satisfactory to the Fund for the payment, in immediately available or same day funds, of the Cash Component determined on the Issue Date (together with the Cash Component transaction fee applicable to each Series other than the US Index Series) on such date, subject in the case of the US Index Series to payment of the Cash Component through the CB Shares-SM- Clearing Process. Any excess funds will be returned. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the NYSE.


    A purchase order for shares of any Series will be considered in "proper form" if (i) a properly completed purchase order, in the form required by the Fund (available through the Distributor), has been submitted on the intended date of purchase, whether on its own or another customer's behalf, by the Authorized Participant by the 4:00 p.m. close of trading on the NYSE, (ii) delivery of the Fund Basket is confirmed on such date by the Custodian, subject in the case of the US Index Series to the provisions for guarantee of completion of delivery of the CB Shares-SM- Clearing Process and (iii) arrangements satisfactory to the Fund have been made for the payment to the Custodian on such date of any Cash Component (together with the Cash Component transaction fee, if any) which may be due based on the determination of the net asset value of the shares at the close of trading on the NYSE (4:00 p.m.) on such Issue Date. Currently, information as to the delivery of the Fund Basket will be available to the Custodian by 1:00 p.m., New York time, in the case of each Series except the US Index Series, for which confirmation of delivery of the Fund Basket will be available by 3:00 p.m., New York time, on the Issue Date, subject in the case of the US Index Series to the provisions for guarantee of completion of delivery of the CB Shares-SM- Clearing Process. If the Authorized Participant's purchase order is received in proper form, the Distributor, on behalf of the Fund, will accept the order and upon determination of the net asset value of the shares of such Series at the close of business on the NYSE, the Fund will issue the appropriate number of Creation Unit aggregations of shares. Either the Fund or the Distributor may at its sole discretion reject any purchase order. Upon payment in full, the Transfer Agent will issue the shares to DTC on the same Business Day for credit to the account of the Authorized Participant on the following Business Day. Once an order is accepted, the Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order. Investors should be aware that an Authorized Participant may require orders for purchases of CB Shares-SM- placed with an Authorized Participant to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Fund, which the Authorized Participant must deliver to the Distributor.


    If the Fund Basket delivered by an Authorized Participant to the Custodian or the applicable subcustodian, as the case may be, on an intended Issue Date is incomplete, and cash is not permitted by the Adviser to be substituted for the omitted Fund Basket securities (as described above under "The Fund Basket"), the Authorized Participant may at its option request the Custodian or the applicable subcustodian to retain the securities that have been delivered for up to two NYSE business days in order to permit such Authorized Participant to complete delivery of the Fund Basket in effect on the date that the relevant purchase order was submitted to the Distributor. On the date of completion of delivery of such Fund Basket, the Authorized Participant will be required to submit a new purchase order form, properly completed, to the Distributor. Subject to the foregoing and to the completion of arrangements satisfactory to the Fund for the payment to the Custodian on the new date of purchase of any Cash Component (together with the Cash Component transaction fee, if any) which may be due based on the determination of the net asset value of the shares of the applicable Series at the close of trading on the NYSE on such new date of purchase, the Fund will issue the appropriate number of Creation Unit aggregations of shares at their net asset value on such date as described above.

    As indicated above, Fund Deposits for the US Index Series submitted through the CB Shares-SM- Clearing Process must be delivered through an Authorized Participant that is a participant in the CNS System of the NSCC. Pursuant to trade instructions from the Agent to NSCC, the Authorized Participant agrees to transfer the requisite Fund Basket securities and the Cash Component to the Agent. An order to purchase a Creation Unit of CB Shares-SM- of the US Index Series through the CB Shares-SM- Clearing Process is deemed received by the Distributor on the Issue Date if (i) such order is received by the Distributor not later than the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time), on such date and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed.

    The foregoing procedures may be modified with respect to the possible alternative purchase procedure described below.

    The Fund reserves the absolute right to reject a purchase order transmitted to the Distributor in respect of any Fund Basket or any component thereof if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the current outstanding shares of any Series; (b) the Fund Basket delivered is not as specified by the Adviser, as described above; (c) acceptance of the Fund Basket would have certain adverse tax consequences to the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Fund and the Distributor are under no duty to give notification of any defects or irregularities in the delivery of Fund Deposits or any component thereof nor shall either of them incur any liability for the failure to give any such notification.


    Absent an applicable exemption, beneficial owners of 10% of the CB Shares-SM- of any Series will be subject to the insider reporting, short-swing profit and short sale provisions under the Exchange Act. The Exchange Act provides that, with certain exceptions, any gain realized by any such beneficial owner from any purchase and sale or sale and purchase of CB Shares-SM- within any period of less than six months is recoverable by the Series. Additionally, every such 10%-or-more beneficial owner must file with the Commission a statement showing ownership and change in ownership of CB Shares-SM- within ten days after the end of any calendar month in which there has been a change in such beneficial owner's ownership of CB Shares-SM-.


INITIAL ISSUANCE OF CREATION UNITS AND COMMENCEMENT OF TRADING


    In connection with the commencement of trading on the NYSE of CB Shares-SM-of each Series, the Fund and the Distributor will enter into purchase agreements with the purchasers of the initial Creation Units of CB Shares-SM- of such Series to meet the conditions to listing on the NYSE. The agreement will provide that the Fund and the Distributor may waive delivery of the notice of intention otherwise required for all Series except the US Index Series and that such initial Creation Units of CB Shares-SM- of the Series will be sold at the net asset value of the CB Shares-SM- computed at the close of trading on the NYSE (currently 4:00 p.m., New York time) on the effective date of the agreement with respect to such Series. Such Creation Units of CB Shares-SM- will be issued at the end of the same business day on the books of the Transfer Agent. The purchase agreement will provide for delivery of the Fund Basket and the Cash Component (together with any cash purchase transaction fees) by the close of trading on the NYSE (currently at 4:00 p.m., New York time) on the date of the purchase agreement or for delivery of the Fund Basket and the applicable Cash Component (and applicable fees) on a designated subsequent Business Day applicable to that Series as described under "The Fund Basket" above. In the case of the latter, an irrevocable stand-by letter of credit acceptable to the Fund will be delivered to State Street as Custodian for the benefit of the Fund to secure the settlement of the Fund Basket securities, the Cash Component and any Cash Component transaction fees.



    It is anticipated that trading on the NYSE of CB Shares-SM- of such Series will commence within two NYSE business days following the date of the issuance of the initial Creation Unit aggregations of such CB Shares-SM- or shortly thereafter. The Fund and the Distributor will jointly announce the date on which NYSE trading of CB Shares-SM- of that Series will commence at the time of effectiveness of the purchase agreements for that Series. Additional purchase orders for Creation Units of such Series will be accepted from and after the date that NYSE trading of CB Shares-SM- of such Series commences. In the case of the initial purchase of Creation Units of the US Index Series, Fund Deposits will be accepted only through the CB Shares-SM- Clearing Process. In all other respects, the procedures for purchase of a Creation Unit of CB Shares-SM- will be as described above under "Procedures for Purchasing Creation Units" and will require, as provided in the purchase agreement, the tender on the date of purchase of a properly completed purchase order by or through an Authorized Participant. The Distributor shall reject any order that is not submitted in proper form.

SEQUENCE OF COMMENCEMENT OF TRADING FOR THE NINE COUNTRYBASKETS INDEX SERIES


    It is presently intended that the sale of Creation Units offered hereby and trading of CB Shares-SM- on the NYSE will commence on or about March 25, 1996, with CB Shares-SM- of the Germany Index Series, the Japan Index Series and the US Index Series. The Distributor anticipates that commencement of trading on the NYSE of CB Shares-SM- of the Australia Index Series, the Hong Kong Index Series, the South Africa Index Series and the UK Index Series will follow within approximately two NYSE business days, and of the France Index Series and the Italy Index Series within approximately two NYSE business days thereafter. The foregoing schedule is subject to change at the Fund's and the Distributor's discretion.


POSSIBLE ALTERNATIVE PURCHASE PROCEDURE OPTION


    The Fund will seek to offer investors an additional purchase procedure option for Creation Unit aggregations of CB Shares-SM- of any Series. As presently contemplated, the Authorized Participant on its own behalf and on behalf of investors for whom it is acting would maintain with the Custodian on behalf of the Fund an irrevocable stand-by letter of credit acceptable to the Fund in an amount equal to at least 105% of the amount of the Fund Deposit and applicable Cash Component transaction fees of Creation Units of any Series for which it intends to submit purchase orders in order to secure delivery and settlement of the Fund Basket, Cash Component and any such fees. The net asset value of a Creation Unit of CB Shares-SM- being purchased pursuant to this option would be determined at the close of trading on the NYSE (currently 4:00 p.m., New York time) on the date the purchase order is submitted in proper form. The Fund Basket would be the one announced at 8:00 p.m., New York time, on the previous NYSE trading day and effective for the Business Day on which the purchase is made. An appropriate form would be submitted with the purchase order to provide for delivery instructions by the Authorized Participant to the Custodian or subcustodian, as the case may be. Delivery of the Fund Basket securities and cash would be due on the designated subsequent Business Day for the Series as described under "The Fund Basket" above. Pursuant to procedures to be established, the Custodian would be authorized to draw on the letter of credit as required for the amounts needed to acquire the Fund Basket securities and for cash payments due and to pay for the associated transaction costs. The Authorized Participant Agreement would be appropriately amended to provide for the letter of credit purchase option procedures ("LC Purchase Procedures"). A purchase order for shares of any Series will be considered in "proper form" pursuant to the LC Purchase Procedures if (i) a properly completed purchase order, in the form required by the Fund (available through the Distributor), has been submitted on the intended date of purchase, whether on its own or another customer's behalf, by the Authorized Participant by the 4:00 p.m. close of trading on the NYSE, (ii) delivery of the letter of credit in the required amount is confirmed on such date by the Custodian and (iii) all other procedures applicable to the LC Purchase Procedures set forth in the Authorized Participant Agreement, as so amended, are properly followed. In other respects, the purchase procedures for a Creation Unit of CB Shares-SM- would be as described above.


    There can be no assurance whether or when such purchase procedure option will be available.

THE DISTRIBUTOR


    Creation   Unit  size  aggregations  of  shares  for  each  Series  will  be continuously offered for sale through the Fund's principal underwriter and Distributor, ALPS. The Distributor will serve as the principal underwriter for each Series pursuant to an agreement which by its terms will continue, unless earlier terminated as described below, until February 8, 1998 (the "Distribution Agreement"). The Distribution Agreement is subject to renewal in 1997 with respect to each Series and will remain in effect only if its continuance is specifically approved annually thereafter as to such Series by the affirmative vote of both the Fund's Board of Directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of such Series and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the 12b-1 Plan (as defined below) of such Series or in any related agreements (the "Non-Interested Directors"), cast in person at a meeting called for the purpose of voting on the Distribution Agreement. The Distributor will act as agent for the Fund. Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.


    Pursuant to plans adopted by the Board of Directors of the Fund for each Series under Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan"), each Series will pay the Distributor distribution services fees, calculated daily and payable monthly, equal to such Series' allocable portion of the aggregate distribution services fees payable by the Fund as follows: .02% per annum of the average aggregate daily net assets ("Aggregate Net Assets") of all Series subject to the Distribution Agreement up to Aggregate Net Assets of $2.0 billion, plus .015% per annum of Aggregate Net Assets of all such Series in excess of $2.0 billion up to $5 billion, plus .005% per annum of Aggregate Net Assets of all such Series in excess of $5 billion. In addition, pursuant to a Marketing Agreement with the Distributor (the "Marketing Agreement"), each Series will pay the Distributor for marketing and promotional services its allocable portion of the aggregate marketing fees payable by the Fund, equal to
 .23% per annum of the Aggregate Net Assets of all Series subject to the Marketing Agreement up to Aggregate Net Assets of $200 million, plus .03% per annum of Aggregate Net Assets of such Series in excess of $1.5 billion up to $5 billion, plus .02% per annum of Aggregate Net Assets of such Series in excess of $5 billion up to $10 billion, plus .015% per annum of Aggregate Net Assets of such Series in excess of $10 billion. Subject to the approval by the Board of Directors of the Fund, including a majority of the Non-Interested Directors, of the Supplemental Compensation Agreement between the Fund and the Distributor (the "Supplemental Compensation Agreement"), each Series will also pay to the Distributor, on a quarterly basis commencing with such approval, such Series' allocable portion of .01% per annum of the Aggregate Net Assets of the nine Series in excess of $500 million up to Aggregate Net Assets of $2.5 billion as a contribution toward certain bonus payments to be made by the Distributor to employees engaged in marketing activities with respect to the secondary market for Fund shares. The allocation among the Series of fees and expenses payable
under  the  Distribution   Agreement,  Marketing   Agreement  and   Supplemental
Compensation Agreement will be made PRO RATA in accordance with the daily net assets of the respective Series.



    Pursuant to agreements entered into with such persons ("Fund Payment Agreements"), each Series will make payments under its 12b-1 Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into investor services agreements with the Distributor to provide marketing and/or stockholder services to such Series ("Investor Services Agreements"). Each of the Fund Payment Agreements and Investor Services Agreements will be a "related agreement" under the 12b-1 Plan of each Series. In particular, the Distributor will enter into such an Investor Services Agreement with Smith Barney Inc. ("Smith Barney") to provide certain marketing, education, research and promotional services relating to the secondary market trading of CB Shares-SM-, for which the applicable Fund Payment Agreement will provide annual fees of 0.05% of the average daily net assets in excess of $200 million of all Series subject to such Investor Services Agreement. Pursuant to the Fund Payment Agreement with Smith Barney, the Fund will indemnify Smith Barney against certain liabilities under the Securities Act.



    The fees paid by a Series under its 12b-1 Plan will be compensation for distribution or marketing services for that Series. To the extent the foregoing 12b-1 Plan fees aggregate less than .25% per annum of the average daily net assets of a Series, each Series will also reimburse the Distributor and the Adviser for their respective costs incurred in producing advertising or marketing material prepared at the request of the Series. The aggregate payments under each 12b-1 Plan will not exceed, on an annualized basis, .25% of average daily net assets of the applicable Series.


    The continuation of the 12b-1 Plan of each Series, the Distribution Agreement, the Marketing Agreement and each of the other related agreements referred to above is subject to the annual approval of the Fund's Board, including by a majority of the Non-Interested Directors.


    Each of the Distribution Agreement, the Marketing Agreement and the Supplemental Compensation Agreement, and each Investor Services Agreement and Fund Payment Agreement referred to above, will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Non-Interested Directors or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Series, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Marketing Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement and Fund Payment Agreement is also terminable by the Investor Services Organization upon 60 days' notice to the other party thereto and will terminate automatically upon the termination of the Distribution Agreement. The Supplemental Compensation Agreement will terminate automatically upon the termination of the Marketing Agreement.


    The Distributor expects to enter into stockholder services agreements with certain participating financial institutions ("PFIs"). Such agreements will not provide for any payments from the Fund or the Distributor. Pursuant to the agreements, PFIs will, among other things, agree to provide stockholder support services and research and promotional services related to the secondary market trading of CB Shares-SM- and make a market in CB Shares-SM- and/or Fund Basket securities. The Distributor will provide or arrange with third parties to provide PFIs with, among other things, sales and advertising material relating to CB Shares-SM-, education and data support for PFIs' research and sales promotion activities and a limited pool of CB Shares-SM- available for lending to PFIs at preferential rates to settle secondary market transactions in CB Shares-SM-. The Distributor will provide or will arrange for third parties to provide similar services to NYSE specialist firms ("Specialist Institutions") registered in CB Shares-SM- of one or more designated Series, in each case pursuant to an agreement under which the Specialist Institution agreed to enter into a purchase agreement with the Fund to purchase a certain number of Creation Units of CB Shares-SM- of such designated Series prior to the commencement of trading of such CB Shares-SM- on the NYSE.

    The Distributor may enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund shares. Such Soliciting Dealers may also be Authorized Participants and/or PFIs.

    The Distributor is a broker-dealer registered under the Exchange Act and a member of the National Association of Securities Dealers, Inc.

            REDEMPTION OF FUND SHARES IN CREATION UNIT AGGREGATIONS


    SEE "THE FUND -- REDEMPTION OF FUND SHARES IN CREATION UNIT AGGREGATIONS" IN THE PROSPECTUS FOR INFORMATION CONCERNING REDEMPTIONS OF FUND SHARES. THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH SUCH SECTION.


GENERALLY


    The Fund will redeem shares of a Series only in Creation Unit size aggregations and only on a day on which the NYSE is open for trading. The Fund will not redeem Fund shares in less than Creation Unit size aggregations of Fund shares. Generally, redemption proceeds for a Creation Unit aggregation of shares will consist of a Fund Basket and a minimal amount of cash. See "Redemption Procedures". All redemptions will be effected at the net asset value next determined after receipt of a redemption request in proper form. Investors may purchase CB Shares-SM- in the secondary market and aggregate such purchases into Creation Units for redemption. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit size aggregation of CB Shares-SM-. See "The Fund -- Investment Considerations and Risks" in the Prospectus. Investors will incur brokerage and other costs in connection with such purchase in the secondary market. See "Summary of Fund Expenses" in the Prospectus for information about the dollar value of Creation Unit aggregations of shares.


REDEMPTION PROCEEDS

    Prior to the opening of business on the NYSE on each day that the NYSE is open (currently by 8:00 p.m., New York time, on the previous NYSE business day), the names and number of shares of each security constituting the Fund Basket, as determined by the Adviser at the close of business on the NYSE on such previous day, will be made available through the Distributor and the NSCC for each Series and will be in effect for redemptions on such NYSE business day. For example, the Fund Basket for the France Index Series to be in effect on Tuesday, April 16, 1996 for redemptions on such date will be made available presently by 8:00 p.m., New York time, on Monday, April 15, 1996. The redemption proceeds for a Creation Unit aggregation of shares generally will consist of a Fund Basket together with a cash redemption payment equal to the difference, if any, between the net asset value of the Creation Unit aggregation of shares being redeemed next determined following receipt of a redemption request in proper form, and the value of the Fund Basket. The cash redemption transaction fee described below will be deducted from such proceeds. Net asset value is determined at the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time). For this purpose the securities in the Fund Basket will be valued in the same manner as the relevant Series values its portfolio securities. See "The Fund -- Determination of Net Asset Value" in the Prospectus and "Determining Net Asset Value" in this Statement of Additional Information.


    If the value of the Fund Basket should exceed the net asset value of a Creation Unit size aggregation of shares, the Adviser may determine that fewer (or none) of each, or a designated portion, of the portfolio securities comprising the Fund Basket will be required to be delivered and an amount of cash may be substituted for the omitted securities in order to limit the value of the redemption proceeds to the net asset value of the Creation Unit aggregation of shares being redeemed. At its sole option, the Fund may pay redemption proceeds entirely in cash or include additional amounts of cash as redemption proceeds in order to provide for timely delivery of such proceeds in accordance with applicable regulations as described under "Redemption Procedures" below.


    A cash redemption transaction fee payable to the Fund will be imposed on the cash portion of the redemption proceeds of shares of each Series, other than the US Index Series, in Creation Unit size aggregations to offset brokerage and other transaction costs of the portfolio transactions that may be required. The fee that will be imposed ranges from 1% to 1.32%, depending on the Series. See "Summary of Fund Expenses" in the Prospectus. Investors redeeming shares of the Fund will also bear the costs of transferring the Fund Basket, which may include, without limitation, settlement and custody charges, registration fees and similar fees, from the Fund to their account or on their order. Currently, the estimated redemption transfer costs for each Series based on the number of constituent securities in the relevant Fund Basket are as follows: the Australia Index Series, $1,312; the France Index Series, $3,030; the Germany Index Series, $1,525; the Hong Kong Index Series, $2,800; the Italy Index Series, $1,180; the Japan Index Series, $8,980; the South Africa Index Series, $1,100; the UK Index Series, $4,100; and the US Index Series, $7,644. Such transfer costs will vary with the number of constituent securities in the relevant Fund Basket, but will not vary according to the number of Fund Baskets delivered to an investor on execution of a single redemption request. An investor redeeming Creation Units of Hong Kong CB Shares-SM- or Japan CB Shares-SM- will pay a stock transfer tax of .15% and .30%, respectively, of the value of each Fund Basket delivered on redemption in connection with the registration of transfer of such Fund Basket securities to such investor. Investors who use the services of a broker or other such intermediary may be charged a fee for their services.


    A stockholder redeeming CB Shares-SM- in Creation Unit aggregations will generally receive redemption proceeds in the form of the applicable Fund Basket and will be required to sell such securities for its own account if the stockholder desires to obtain cash. Because such securities proceeds generally will be delivered, in each case other than the US Index Series, several days after the date of redemption, the stockholder may receive significantly less cash proceeds than the redemption value of the CB Shares-SM- redeemed due to intervening fluctuations in the market value of such securities and (in the case of each Series other than the US Index Series) exchange rate fluctuations between the applicable Series Currency and the US dollar. In addition, such stockholder may incur certain transaction costs and significant commission expenses with respect to the sale of such securities proceeds.

REDEMPTION PROCEDURES


    Redemption requests in respect of shares of any Series must be submitted to State Street, as the Fund's Transfer Agent, by or through an Authorized Participant on a day that the NYSE is open for business. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Upon request, an investor may obtain a list of current Authorized Participants by calling 1-800-482-3940. A Creation Unit aggregation of shares will be redeemed at the net asset value determined at the close of the NYSE on the day that the redemption request is received in proper form, provided that such request is received by the Transfer Agent from an Authorized Participant by 4:00 p.m., New York time, and the CB Shares-SM- to be redeemed are delivered through the facilities of DTC by 4:00 p.m., New York time, on such day (except as provided below), provided that redemption requests for Creation Units of the US Index Series may also be placed through the CB Shares-SM- Clearing Process as described below. Redemption requests received after such time will be rejected and may be resubmitted on the next day that the NYSE is open for business.

    The Authorized Participant must transmit the request for redemption, in the form required by the Fund, to the North Quincy, Massachusetts office of the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Redemption requests may not be transmitted to the Distributor. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Unit size aggregations of shares may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there may be only a limited number of persons that have executed an Authorized Participant Agreement.
Investors making redemption requests should be aware that an Authorized Participant acting on its behalf may require that such request be in the irrevocable form specified by such Authorized Participant. Investors making requests to redeem shares should afford sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the CB Shares-SM- to the Fund's Transfer Agent. A redemption request will be considered to be in proper form if (i) a duly completed request form is received by the Transfer Agent by 4:00 p.m., New York time, and (ii) the Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit aggregation of shares being redeemed through the DTC book-entry system by 4:00 p.m., New York time, on the same day that the redemption request is received (except in the case of the US Index Series, if the CB Shares-SM-Clearing Process is used). On Columbus Day, Veterans Day and Martin Luther King Day, when the NYSE is open but DTC facilities for transfer of securities are closed, CB Shares-SM- must be delivered to the Transfer Agent at the opening of business on the business day following the day the redemption request is received. Except in the case of redemption through the CB Shares-SM- Clearing Process, if the Transfer Agent does not receive the investor's Fund shares through DTC facilities by 4:00 p.m. on the same day that the redemption request is received or, in the case of the aforementioned DTC holidays, at the opening of business on the following day, the redemption request shall be rejected and may be resubmitted the next day that the NYSE is open for business. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the CB Shares-SM-.


    Except with respect to a redemption of Creation Units of the US Index Series using the CB Shares-SM- Clearing Process (discussed below), the tender of an investor's Fund shares for redemption will be effected through the relevant Authorized Participant and DTC. The distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds shares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "The Fund -- Book-Entry Only System" in the Prospectus. In the case of the US Index Series, the Fund will transfer the Fund Basket to or on the order of the relevant Authorized Participant through the DTC system or, if the CB Shares-SM- Clearing Process is used, through the CNS System and, in the case of each other Series, to the account of the Authorized Participant or beneficial owner in the foreign jurisdiction where such securities are traded. Normally, cash redemption proceeds will be paid as soon as practicable after the date the redemption request is received in proper form (usually one business day), but in any event not later than seven calendar days after the date of redemption. In-kind redemption proceeds will be delivered within the time permitted by applicable law and regulations. Subject to applicable law or Commission rule, enforcement position or order, the time for such delivery in some cases could be extended, but not later than seven calendar days from the date of redemption, except in certain instances, in the case of the Japan Index Series and the UK Index Series, where holiday schedules in the respective national markets will require a longer delivery process for the in-kind redemption proceeds. In such instances, pursuant to an order of the Commission, the Fund will make delivery of in-kind redemption proceeds within a number of days not to exceed 10 calendar days in the case of the Japan Index Series and 12 calendar days in the case of the UK Index Series. The dates of redemption in 1996 when such delays in the delivery process would occur are set forth in Appendix A to the Prospectus. In the event that local holiday schedules or other unforeseen circumstances in the relevant local markets would not permit delivery of in-kind redemption proceeds within the time permitted by Commission order or applicable regulations, the Fund may redeem Creation Unit aggregations of CB Shares-SM- entirely for cash. Cash redemptions are subject to the cash redemption transaction fee applicable to each Series.

    In order to accept delivery of the portfolio securities in the Fund Basket, a redeeming investor or the Authorized Participant on its behalf must maintain appropriate securities broker-dealer, bank or other custody arrangements in the jurisdiction in which the portfolio securities of the Series are customarily traded, to which account such portfolio securities will be delivered. In the event that neither the redeeming investor nor the Authorized Participant acting on its behalf has appropriate arrangements in place to take delivery of the portfolio securities in the applicable jurisdiction, and it is not possible to make other comparable arrangements satisfactory to the Fund, or if it is not possible to effect deliveries of the portfolio securities in such jurisdiction, the Fund will exercise its option to redeem such shares in cash and the redeeming beneficial owner will be required to receive the redemption proceeds entirely in cash. In such a case the cash redemption transaction fee will be charged by the Fund upon and be subtracted from the entire redemption proceeds.


    Orders to redeem CB Shares-SM- of the US Index Series in Creation Unit size aggregations through the CB Shares-SM- Clearing Process must be delivered through an Authorized Participant that is a participant in the CNS System of the NSCC. Investors may obtain a list of such Authorized Participants upon request by calling 1-800-482-3940. An order to redeem CB Shares-SM- of the US Index Series using the CB Shares-SM- Clearing Process is deemed received in proper form if (i) such request is received by State Street, as Transfer Agent, not later than the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time) on a day the NYSE is open and (ii) all other procedures applicable to the CB Shares-SM- Clearing Process have been properly followed. Redemption requests made in proper form but received by the Transfer Agent after the 4:00 p.m. NYSE closing time will be deemed received on the next succeeding business day. The Authorized Participant Agreement authorizes State Street as Agent to transmit to NSCC on behalf of the beneficial owner of the Creation Unit of CB Shares-SM- tendered for redemption such trade instructions as are necessary to effect the redemption order. Pursuant to such trade instructions from the Agent to NSCC, the Agent will transfer to the relevant Authorized Participant the requisite securities by the third NSCC Business Day following the date on which such request for redemption is deemed received. The Agent will also effect a transfer of the cash redemption payment to the relevant Authorized Participant via DTC cash transfer facilities or by federal funds wire by the same date. An "NSCC Business Day" for purposes hereof is a day when the NSCC is open for business, currently each day on which the NYSE is open for business except for Columbus Day, Veterans Day and Martin Luther King Day. The Fund Basket securities are covered by NSCC's guarantee of completion of such delivery.


SUSPENSION OF REDEMPTION

    The right of redemption may be suspended or the date of payment postponed with respect to any Series (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is suspended or restricted; or (3) when an emergency exists as a result of which disposal of the Series' portfolio securities or determination of its net asset value is not reasonably practicable.

                          DETERMINING NET ASSET VALUE


    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PROSPECTUS ENTITLED "THE FUND -- DETERMINATION OF NET ASSET VALUE".



    Each Series calculates its net asset value per share at the close of the regular trading session on the NYSE (currently 4:00 p.m., New York time) on each day when the NYSE is open for business. See "Purchase and Issuance of Fund Shares in Creation Unit Aggregations".


VALUATION OF PORTFOLIO SECURITIES BY THE FUND


    Portfolio securities held by a Series are valued, for purposes of determining the net asset value per share of the Series, at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. The value of portfolio securities delivered to the Fund as part of the in-kind deposit of portfolio securities (I.E., the Fund Basket) required for a purchase of Creation Units on any Business Day will be determined on the same basis. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the arithmetic mean of the most recent bid and asked prices, or if no asked price is available, at the bid price. However, when market quotations are not readily available, portfolio securities and other assets are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Directors of the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined on the primary exchange or market in which they are traded and the close of regular trading on the NYSE will not be reflected in the calculation of a Series' net asset value unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment will be made. The values of portfolio securities denominated in currencies other than the US dollar are converted into US dollars at the WM Reuters spot rate for the relevant Series Currency at 4:00 p.m., London time, on the day that the foreign currency values of the securities are determined, or at such other quoted exchange rate as may be determined by the Adviser to be appropriate. Expenses and fees, including the investment advisory, administration and distribution fees of each Series, are accrued daily and taken into account for the purpose of determining the net asset value of shares of that Series.


                          DIVIDENDS AND DISTRIBUTIONS


    See "The Fund -- Dividends and Capital Gains Distributions" in the Prospectus for information concerning the Fund's policy on dividends and distributions.


                                     TAXES


    THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "THE FUND -- DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS" AND "-- TAX MATTERS".


TAX TREATMENT OF THE FUND

    Each Series is expected to be treated as a separate entity for tax purposes. As such, each Series must calculate its income and losses, and satisfy the requirements as to its status as a regulated investment company, separately. It is intended that each Series will qualify for and elect treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Such treatment generally will relieve a Series of federal income tax liability to the extent it distributes its net investment income and net capital gain income to stockholders.

    To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business  of investing in such  stock, securities or  currencies;
(2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(4)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs); and (3) the company may not derive 30 percent or more of its annual gross income from the sale or other disposition of (i) stock or securities, (ii) options, futures or forward contracts on stock or securities (other than options, futures or forward contracts on foreign currencies) or (iii) foreign currencies (including options, futures and forward contracts on foreign currencies) not directly related to the company's principal business of investing in stock, securities or foreign currencies, in each case held for less than three months.

    Any dividend declared by a Series in October, November or December of any calendar year and payable to investors of record on a specified date in such a month shall be deemed to have been received by each investor on December 31 of such calendar year and to have been paid by the Series not later than such December 31 so long as the dividend is actually paid by the Series during January of the following calendar year.

TAX TREATMENT OF INVESTORS

    A person other than a tax-exempt entity who exchanges securities for Creation Units of Fund shares generally will recognize gain or loss equal to the difference between the market value of the Creation Units and the sum of his aggregate basis in the securities surrendered and the Cash Component paid. A person other than a tax-exempt entity who redeems Creation Units of Fund shares generally will recognize gain or loss equal to the difference between the sum of the market value of the securities received and the cash redemption payment and his aggregate basis in the Fund shares redeemed.

    Generally, persons who are not subject to tax on their income will not be taxed upon distributions from the Fund (unless the persons are subject to the U.S. federal tax on unrelated business income and incur indebtedness allocable to shares of the Fund). The Series' dividends and distributions will not be a specified preference item for purposes of the U.S. federal alternative minimum tax imposed on individuals and corporations. Other investors will be taxed upon the distribution of dividends from the Fund. Dividends paid from net investment income will generally be taxable as ordinary income for federal income tax purposes. Distributions in excess of a Series' current and accumulated earnings and profits will, as to each of the Series' investors, be treated as a tax-free return of capital, to the extent of the investor's basis in his shares and as a capital gain thereafter. Investors should consult their own tax advisers regarding the treatment of distributions under applicable state law. Dividends of net investment income from a Series other than the US Index Series generally will not qualify for the dividends-received deduction permitted to corporate owners under Section 243 of the Code. Regardless of the length of time a stockholder has held his shares, distributions designated as being from a Series' net long-term capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such.

    A distribution by a Series will reduce its net asset value per share. Such a distribution may be taxable to the investor as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital.

    Upon the sale or exchange of Fund shares (other than a redemption of a Creation Unit aggregation of Fund Shares, the treatment of which is described above), an investor will realize a taxable gain or loss equal to the difference between the amount realized and the investor's basis in the shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the investor's hands, and will be long-term or short-term depending upon the investor's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted upward to reflect the disallowed loss. Any loss realized by an investor on a disposition of the Fund's shares held by the investor for six months or less will be treated as a long-term capital loss for U.S. income tax purposes to the extent of any distributions of long-term capital gains received by the investor (and any amounts retained by the Fund that were designated as undistributed capital gains), with respect to such shares.

    The Fund will make annual reports of the federal income tax status of distributions to owners of shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains, the investor's portion of the foreign income taxes paid to each country, the portion of dividends that represents income derived from sources within each country and, in the case of the US Index Series, dividends which may qualify for the dividends-received deduction described above. Investors should consult their own tax advisers to determine the consequences of holding shares in a Series under state, local or other tax law.

    The Fund may be required to withhold for U.S. federal income tax purposes 31% of the dividends and distributions payable to investors who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding. Corporate investors and other investors specified in the Code are or may be exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

    THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PURCHASERS OF SHARES OF THE FUND SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH SHARES, INCLUDING UNDER STATE, LOCAL AND OTHER TAX LAWS. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                     CAPITAL STOCK AND STOCKHOLDER REPORTS

    Each Fund share has one vote as to matters affecting the holder thereof and, when issued and paid for in accordance with the terms of purchase described under "Purchase and Issuance of Fund Shares in Creation Unit Aggregations", will be fully paid and non-assessable. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. 200,000,000 shares are currently authorized for each Series of the Fund.

    Shares of all Series vote together as a single class except that if the matter being voted on affects only a particular Series it will be voted on only by that Series and if a matter affects a particular Series differently from other Series, that Series will vote separately on such matter. Fractional shares of the Fund may be issued. Each share is entitled to participate equally in dividends and distributions declared by the Board of Directors with respect to the relevant Series, and in the net distributable assets of such Series on liquidation. Stockholders are entitled to require the Fund to redeem only Creation Unit size aggregations of their shares. The Board of Directors of the Fund may from time to time change the number of shares constituting a Creation Unit aggregation of shares of any Series.

    A registered investment company incorporated in Maryland, such as the Fund, is not required to hold annual stockholder meetings if its charter or bylaws provide that such meetings would not be held in any year such a meeting is not required to be held for certain purposes specified in the 1940 Act. Accordingly, the Fund's bylaws provide that it is not required to hold annual stockholder meetings for the purpose of electing Directors as long as two-thirds of the Directors then in office have been elected by the stockholders. Under Maryland law, Directors of the Fund may be removed by the vote of the holders of a majority of the outstanding shares of the Fund. The Fund does not intend to hold stockholder meetings unless required to for certain purposes specified in the 1940 Act.

    CONTROL PERSONS. The Fund expects that, immediately prior to the initial public offering of Fund shares contemplated hereby, the sole stockholder and controlling person of each Series will be ALPS. ALPS will therefore be a "control person" of the Fund. Upon the commencement of trading of CB Shares-SM-on the NYSE, each Series may have a number of stockholders each holding more than 5% of the outstanding shares of such Series. Morgan Grenfell & Co. Ltd., an affiliate of the Adviser, is expected initially to be among the control persons of each Series. The Fund cannot predict the length of time that any such persons will remain control persons of each Series.

    REPORTS. The Fund will issue to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent accountants approved by the Fund's Directors and by the stockholders when meetings are held.

    STOCKHOLDER INQUIRIES. Stockholder inquiries may be made by writing to the Fund, c/o Deutsche Morgan Grenfell/C. J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

    Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, is counsel to the Fund and has passed upon the validity of the Fund shares. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Board of Directors of The CountryBaskets-SM- Index Fund, Inc.


    In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Australia Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the South Africa Index Series, the UK Index Series and the US Index Series (nine separate portfolios constituting The CountryBaskets-SM- Index Fund, Inc., hereafter referred to as the "Funds") at February 29, 1996 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Funds' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

              [SIG]

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
March 1, 1996

                    THE COUNTRYBASKETS-SM- INDEX FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 29, 1996



                                                                   HONG                           S.
                                AUSTRALIA     FRANCE   GERMANY     KONG     ITALY     JAPAN     AFRICA
                                  INDEX       INDEX     INDEX     INDEX     INDEX     INDEX     INDEX    UK INDEX  US INDEX
                                  SERIES      SERIES    SERIES    SERIES    SERIES    SERIES    SERIES    SERIES    SERIES
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
ASSETS
  Cash........................  $  11,487    $ 11,499  $11,476   $11,481   $ 11,493  $ 11,470  $11,494   $ 11,488  $ 11,478
  Deferred organization
   expenses...................    248,000     248,000  248,000   248,000    248,000   248,000  248,000    248,000   248,000
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
    Total Assets..............    259,487     259,499  259,476   259,481    259,493   259,470  258,494    259,488   259,478
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
LIABILITIES
  Organization expenses
   payable....................    248,000     248,000  248,000   248,000    248,000   248,000  248,000    248,000   248,000
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
    Total Liabilities.........    248,000     248,000  248,000   248,000    248,000   248,000  248,000    248,000   248,000
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
    Net Assets................  $  11,487    $ 11,499  $11,476   $11,481   $ 11,493  $ 11,470  $11,494   $ 11,488  $ 11,478
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
Shares outstanding ($.001 par
 value).......................        584         305      331       394        467       302      571        299       216
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value per share.....  $   19.67    $  37.70  $ 34.67   $ 29.14   $  24.61  $  37.98  $ 20.13   $  38.42  $  53.14
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
Composition of net assets
  Capital stock...............  $       1    $      1  $     1   $     1   $      1  $      1  $     1   $      1  $      1
  Paid-in capital.............     11,486      11,498   11,475    11,480     11,492    11,469   11,493     11,487    11,477
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
    Net Assets, February 29,
     1996.....................  $  11,487    $ 11,499  $11,476   $11,481   $ 11,493  $ 11,470  $11,494   $ 11,488  $ 11,478
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------
                                ----------   --------  --------  --------  --------  --------  --------  --------  --------



                       See Notes to Financial Statements.

                    THE COUNTRYBASKETS-SM- INDEX FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

                               FEBRUARY 29, 1996

1.  GENERAL
    The CountryBaskets-SM- Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 8, 1994. The Fund is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Fund currently has nine common stock series: the Australia Index Series; the France Index Series; the Germany Index Series; the Hong Kong Index Series; the Italy Index Series; the Japan Index Series; the South Africa Index Series; the UK Index Series; and the US Index Series (each, a "Series").


    Deutsche Morgan Grenfell/C. J. Lawrence Inc. ("DMG"), an indirect subsidiary of Deutsche Bank AG, intends to serve as investment adviser (the "Adviser") to the Fund. State Street Bank and Trust Company ("State Street") intends to serve as administrator, custodian and transfer agent to the Fund, and ALPS Mutual Funds Services, Inc. ("ALPS") intends to serve as distributor of the Fund.



    The Series have had no operations other than the sale of the following Fund Series shares to ALPS for the noted amounts: Australia Index Series (584 shares for proceeds of $11,487); France Index Series (305 shares for proceeds of $11,499); Germany Index Series (331 shares for proceeds of $11,476); Hong Kong Index Series (394 shares for proceeds of $11,481); Italy Index Series (467 shares for proceeds of $11,493); Japan Index Series (302 shares for proceeds of $11,470); South Africa Index Series (571 shares for proceeds of $11,494); UK Index Series (299 shares for proceeds of $11,488); and US Index Series (216 shares for proceeds of $11,478).



    The costs of organizing the Fund and registering its shares will be paid initially by DMG and reimbursed by the Fund at the time of the initial offering. These costs in turn will be allocated to each Series as provided for by the Fund's Board. Such organization costs will be deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Series. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization costs.


2.  AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

    The Fund  intends to  enter  into an  Investment Management  Agreement  (the
"Management Agreement") with DMG. As investment adviser, DMG manages the investments of each of the Series. For its services, DMG is entitled to receive a fee from each Series at an annual rate of .20% of the average daily net assets, in the case of the US Index Series, .45% of the average daily net assets in the case of the Hong Kong Index Series and the South Africa Index Series, and
 .30% of the average daily net assets of each other Series, plus, in the case of each Series, 40% of the gross investment income, less dividends on securities held in the portfolio. The Management Agreement also provides that DMG will be
reimbursed   for   out-of-pocket   expenses   incurred   in   providing  certain
administrative services.



    The Fund intends to enter into an Administration Agreement with State Street. Under the Administration Agreement, State Street will assist in supervising the operations of the Series. For its services, State Street is entitled to receive a fee from each Series at an annual rate of .08% of the average daily net assets of such Series up to $125 million, plus .06% of the average daily net assets of such Series in excess of $125 million up to $250 million, and .04% of the average daily net assets of such Series in excess of $250 million, subject to a minimum annual fee of $95,000 per Series. The Administration Agreement also provides that State Street will be reimbursed for out-of-pocket expenses incurred in providing certain services.



    The Fund intends to enter into a Distribution Agreement and a Marketing Agreement with ALPS. Under the Distribution Agreement, ALPS serves as Distributor of the shares of the Series. The Fund also has established a 12b-1 Plan for each Series (each, a "Plan"), pursuant to which each Series pays the Distributor a distribution services fee for activities intended to result in the sale of shares of the Series.

                    THE COUNTRYBASKETS-SM- INDEX FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               FEBRUARY 29, 1996

2.  AGREEMENTS AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

Under the Marketing Agreement the Distributor will also be paid a marketing fee, will receive contributions from the Fund toward certain bonus payments to be made to employees of the Distributor, and will be reimbursed for certain expenses. Each Series will also pay certain expenses of printing and distributing prospectuses and will make payments made to dealers and other persons for marketing and stockholder services, including payments to each such person entering into an investor services agreement with ALPS. All payments to the Distributor and such dealers and other persons by each Series, and all reimbursements to the Distributor or the Adviser for their respective costs incurred in producing advertising or marketing material prepared at the request of the Series, will be made under the 12b-1 Plan of such Series and will not exceed in the aggregate, on an annualized basis, .25% of the average daily net assets of the Series.


3.  CAPITAL SHARES
    The Fund is authorized to issue 5,000,000,000 shares of common stock. Currently, the Board has created nine Series of stock and allocated the following number of shares to each Series: Australia Index Series (200,000,000 shares); France Index Series (200,000,000 shares); Germany Index Series (200,000,000 shares); Hong Kong Index Series (200,000,000 shares); Italy Index Series (200,000,000 shares); Japan Index Series (200,000,000 shares); South Africa Index Series (200,000,000 shares); UK Index Series (200,000,000 shares); and US Index Series (200,000,000 shares). Shares of each Series are offered at net asset value without a sales charge, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash. Redemptions of the shares of the Series are made principally in portfolio securities. The Fund imposes a transaction fee to the cash portion of each purchase and of each redemption of Series shares (other than shares of the US Index Series). The percentage fee imposed on the cash portion of purchases, for each Series other than the US Index Series, is as follows: Australia Index Series (1.15%); France Index Series (1.0%); Germany Index Series (1.0%); Hong Kong Index Series (1.2%); Italy Index Series (1.0%); Japan Index Series (1.32%); South Africa Index Series (2.0%); and UK Index Series (1.5%). The percentage fee imposed on the cash portion of redemption proceeds for each Series other than the US Index Series is as follows: Australia Index Series (1.15%); France Index Series (1.0%); Germany Index Series (1.0%); Hong Kong Index Series (1.2%); Italy Index Series (1.0%); Japan Index Series (1.32%); South Africa Index Series (1.0%); and UK Index Series (1.0%).

                                                                      APPENDIX A

                         FT/S&P-Actuaries World Indices
                   Australia Component as of 29 December 1995

                                                                          INDEX MARKET    WEIGHT
                                                                          CAPITALIZATION    IN
                                                                          (MILLIONS OF    FT/S&P
       CONSTITUENT NAME                     INDUSTRY SECTOR                   US$)        INDEX
------------------------------  ----------------------------------------  -------------  --------
BROKEN HILL PROP                Mining & Extractive Industries               27,496.58     16.28%
NATL AUSTRALIA BANK             Commercial Banks & Other Banks               12,857.05      7.61%
CRA                             Mining & Extractive Industries                9,435.03      5.59%
WESTPAC                         Commercial Banks & Other Banks                8,252.97      4.89%
WESTERN MINING                  Mining & Extractive Industries                7,131.23      4.22%
ANZ BANK                        Commercial Banks & Other Banks                6,819.86      4.04%
AMCOR                           Paper & Paper Products                        4,353.46      2.58%
NEWS CORP                       Publishing                                    4,135.48      2.45%
COCA-COLA AMATIL                Diversified Consumer Goods & Services         3,922.34      2.32%
COMMONWLTH BK OF AUS            Commercial Banks & Other Banks                3,808.62      2.26%
WOODSIDE PETROLEUM              Oil -- Crude Producers                        3,411.94      2.02%
LEND LEASE CORP                 Real Estate                                   3,382.31      2.00%
COLES MYER                      Retail -- Department Stores                   3,355.04      1.99%
FOSTERS BREWING GR              Diversified Industrials                       3,222.26      1.91%
CSR                             Building Materials                            3,107.59      1.84%
COMALCO                         Non-Ferrous Metals                            3,006.84      1.78%
BORAL                           Building Materials                            2,780.45      1.65%
WOOLWORTHS LTD.                 Retail -- Grocery Chains                      2,590.98      1.53%
BRAMBLES INDUSTRIES             Freight Forwarders                            2,458.20      1.46%
PACIFIC DUNLOP                  Diversified Industrials                       2,449.90      1.45%
PIONEER INTERNATIONL            Building Materials                            2,288.16      1.36%
ICI AUSTRALIA                   Chemicals, Fibres, Paints & Gases             2,270.38      1.34%
MIM HOLDINGS                    Mining & Extractive Industries                2,222.64      1.32%
NORTH LTD                       Mining & Extractive Industries                1,941.74      1.15%
WESTFIELD TRUST                 Real Estate                                   1,794.95      1.06%
SANTOS                          Oil -- Crude Producers                        1,570.25      0.93%
ADVANCE BANK AUST               Commercial Banks & Other Banks                1,433.03      0.85%
MAYNE NICKLESS                  Freight Forwarders                            1,378.50      0.82%
WESFARMERS                      Agriculture & Fishing                         1,374.75      0.81%
SOUTHCORP HOLDINGS              Beverages -- Brewers                          1,321.18      0.78%
GIO AUSTRALIA                   Insurance -- Multiline                        1,320.33      0.78%
GENERAL PROPERTY TST            Real Estate                                   1,264.25      0.75%
GOODMAN FIELDER LTD             Food Processors                               1,201.98      0.71%
BURNS PHILP                     Diversified Consumer Goods & Services         1,148.49      0.68%
POSGOLD                         Precious Metals & Minerals                    1,147.78      0.68%
WESTFIELD HDGS                  Real Estate                                   1,130.10      0.67%
ST. GEORGE BANK                 Commercial Banks & Other Banks                1,109.63      0.66%
AUST GAS LIGHT                  Natural Gas Utilities                         1,078.79      0.64%
QBE INSURANCE GP                Insurance -- Multiline                        1,034.34      0.61%
RGC LIMITED                     Mining & Extractive Industries                1,014.97      0.60%
NEWCREST MINING LTD.            Precious Metals & Minerals                      973.91      0.58%
PASMINCO                        Metal Ore Mining                                945.65      0.56%
ARNOTTS                         Food Processors                                 932.10      0.55%
GOLD MINE KALGOORLIE            Precious Metals & Minerals                      887.90      0.53%
TUBEMAKERS                      Heavy Engineering & Shipbuilding                867.33      0.51%
PLUTONIC RESOURCES              Precious Metals & Minerals                      858.65      0.51%

                                                                          INDEX MARKET    WEIGHT
                                                                          CAPITALIZATION    IN
                                                                          (MILLIONS OF    FT/S&P
       CONSTITUENT NAME                     INDUSTRY SECTOR                   US$)        INDEX
------------------------------  ----------------------------------------  -------------  --------
SMITH (HOWARD)                  Non-Oil Energy Sources                          843.57      0.50%
NORMANDY MINING                 Precious Metals & Minerals                      771.57      0.46%
T.N.T                           Rail & Road Transport                           769.98      0.46%
QCT RESOURCES                   Non-Oil Energy Sources                          733.10      0.43%
STOCKLAND TST                   Real Estate                                     717.35      0.42%
AUST FOUNDATION                 Investment Trusts                               712.61      0.42%
CALTEX AUSTRALIA                Petroleum Products & Refineries                 711.00      0.42%
EMAIL                           Household Durables & Appliances                 674.50      0.40%
HARDIE (JAMES) INDS             Building Materials                              666.04      0.39%
AMPOLEX LTD.                    Oil -- Crude Producers                          638.87      0.38%
JOHN FAIRFAX HOLDING            Publishing -- Newspapers                        628.22      0.37%
BANK OF MELBOURNE               Commercial Banks & Other Banks                  623.58      0.37%
AUST NATIONAL INDS              Diversified Industrials                         584.60      0.35%
FAULDING & CO                   Drugs                                           521.05      0.31%
ROTHMANS HDG                    Tobacco Manufacturers                           498.72      0.30%
GANDEL RETAIL TRUST             Real Estate                                     478.17      0.28%
SIMSMETAL                       Engineering Services & Pollution Control        453.95      0.27%
FRANKED INCOME                  Investment Trusts                               448.95      0.27%
DAVIDS                          Wholesale -- Nondurables                        441.30      0.26%
SCHRODERS PROP FUND             Real Estate                                     426.89      0.25%
METAL MANUFACTURES              Diversified Industrials                         412.90      0.24%
ASHTON MINING                   Precious Metals & Minerals                      406.26      0.24%
SONS OF GWALIA LTD              Precious Metals & Minerals                      394.98      0.23%
FOODLAND ASSOCIATED             Wholesale -- Nondurables                        346.81      0.21%
NATIONAL FOODS                  Food -- Sugar & Confectionary                   325.96      0.19%
AAPC                            Restaurants & Hotels                            289.77      0.17%
ORBITAL ENGINE CORP             Machinery -- Industrial & Speciality            286.15      0.17%
CAPITAL PROPERTY                Real Estate                                     271.67      0.16%
PUBLISH AND BCST ORD            Broadcasting Media                              231.13      0.14%
OPSM PROTECTOR LTD              Diversified Consumer Goods & Services           221.19      0.13%
ABERFOYLE                       Non-Ferrous Metals                              207.35      0.12%
BOUGAINVILLE COPPER             Non-Ferrous Metals                              179.01      0.11%
KIDSTON GOLD MINES              Precious Metals & Minerals                      172.02      0.10%
SEVEN NETWORK                   Broadcasting Media                              160.27      0.09%
PUBLISH AND BCST PRF            Broadcasting Media                              120.91      0.07%
FT-AUSTRALIA                                                                168,860.31

                                                                      APPENDIX B

                         FT/S&P-Actuaries World Indices
                    France Component as of 29 December 1995

                                                                               INDEX MARKET    WEIGHT
                                                                               CAPITALIZATION    IN
                                                                               (MILLIONS OF    FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                     US$)        INDEX
------------------------------  ---------------------------------------------  -------------  --------
ELF AQUITAINE                   Oil Internationals                                19,981.04      5.38%
LVMH -- MOET VUITTON            Beverages -- Distillers                           18,149.14      4.89%
L'OREAL                         Cosmetics                                         16,470.27      4.44%
TOTAL                           Oil Internationals                                15,794.06      4.25%
CARREFOUR                       Retail -- Grocery Chains                          15,577.00      4.20%
ALCATEL ALSTHOM                 Communications Equipment                          12,996.90      3.50%
EAUX (GENERALE DES)             Electric Utilities & Water Works Supply           11,736.00      3.16%
DANONE                          Food Processors                                   11,735.45      3.16%
AXA                             Insurance -- Property & Casualty                  11,094.36      2.99%
AIR LIQUIDE                     Chemicals, Fibres, Paints & Gases                 10,957.16      2.95%
SOCIETE GENERALE                Commercial Banks & Other Banks                    10,791.03      2.91%
SAINT GOBAIN                    Building Materials                                 9,118.67      2.46%
BANQUE NATIONALE DE PARIS       Commercial Banks & Other Banks                     8,680.80      2.34%
U.A.P                           Insurance -- Multiline                             7,874.64      2.12%
RENAULT                         Automobiles                                        6,890.94      1.86%
RHONE POULENC A ORD             Chemicals (Diversified)                            6,866.56      1.85%
PEUGEOT S.A                     Automobiles                                        6,609.79      1.78%
PARIBAS                         Commercial Banks & Other Banks                     6,598.55      1.78%
ELF SANOFI                      Drugs                                              6,587.25      1.77%
SUEZ (FINANCIERE)               Commercial Banks & Other Banks                     6,586.18      1.77%
LAFARGE                         Building Materials                                 5,918.02      1.59%
LYONNAISE DES EAUX-DUMEZ        Electric Utilities & Water Works Supply            5,584.15      1.50%
ROUSSEL-UCLAF                   Drugs                                              4,604.57      1.24%
CHRISTIAN DIOR                  Cosmetics                                          4,533.75      1.22%
PINAULT-PRINTEMPS/La REDOUTE    Retail -- Department Stores                        4,471.97      1.20%
ERIDANIA/BEGHIN-SAY             Food Processors                                    4,455.32      1.20%
SCHNEIDER SA                    Construction                                       4,356.91      1.17%
MICHELIN 'B'                    Tyre & Rubber Goods                                4,289.93      1.16%
CANAL PLUS                      Broadcasting Media                                 4,136.02      1.11%
PROMODES                        Retail -- Grocery Chains                           4,117.52      1.11%
HAVAS                           Advertising                                        4,009.64      1.08%
CMB PACKAGING S.A               Containers                                         3,769.50      1.02%
ACCOR                           Restaurants & Hotels                               3,748.60      1.01%
CREDIT. COMM. FRANCE            Financial Services                                 3,537.54      0.95%
LEGRAND                         Electrical Equipment                               3,309.06      0.89%
USINOR SACILOR                  Iron & Steel                                       3,220.20      0.87%
PERNOD RICARD                   Beverages -- Distillers                            3,208.77      0.86%
VALEO                           Auto Parts -- Original Equipment                   3,202.84      0.86%
BANCAIRE (CIE)                  Financial Institutions                             3,052.69      0.82%
SYNTHELABO                      Drugs                                              3,029.38      0.82%
CREDIT LOCAL DE FRANCE          Financial Services                                 2,941.30      0.79%
BIC                             Diversified Consumer Goods & Services              2,815.40      0.76%

                                                                               INDEX MARKET    WEIGHT
                                                                               CAPITALIZATION    IN
                                                                               (MILLIONS OF    FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                     US$)        INDEX
------------------------------  ---------------------------------------------  -------------  --------
THOMSON-CSF                     Electronics                                        2,602.63      0.70%
CASTORAMA DUBOIS                Retail -- General Merchandise                      2,562.04      0.69%
BOUYGUES                        Construction                                       2,310.51      0.62%
NAVIGATION MIXTE                Diversified Holding Companies                      2,152.28      0.58%
POLIET                          Building Materials                                 2,152.13      0.58%
SIDEL                           Machinery -- Industrial & Speciality               2,148.04      0.58%
SAINT -- LOUIS                  Food Processors                                    2,127.37      0.57%
DOCKS DE FRANCE                 Retail -- Grocery Chains                           1,975.43      0.53%
S.E.B                           Household Durables & Appliances                    1,847.11      0.50%
IMETAL                          Non-Ferrous Metals                                 1,772.88      0.48%
CASINO                          Retail -- Grocery Chains                           1,770.61      0.48%
EURO DISNEY                     Entertainment & Leisure Time                       1,744.24      0.47%
COMPTOIRS MODERNES              Retail -- Miscellaneous & Speciality               1,673.07      0.45%
LAGARDERE GROUPE                Communications Equipment                           1,578.37      0.43%
GROUPE WORMS ET CIE             Diversified Holding Companies                      1,557.42      0.42%
CHARGEURS                       Diversified Holding Companies                      1,539.51      0.41%
SAGEM                           Electrical Equipment                               1,529.05      0.41%
PECHINEY INTL.                  Containers                                         1,526.19      0.41%
ECCO                            Business Services                                  1,518.21      0.41%
CAP GEMINI SOGETI               Computer Software & Services                       1,497.61      0.40%
ESSILOR INTL                    Health Care                                        1,441.56      0.39%
SIMCO                           Real Estate                                        1,423.48      0.38%
FROMAGERIES                     Food Processors                                    1,369.78      0.37%
C.G.I.P                         Diversified Holding Companies                      1,280.04      0.34%
EURAFRANCE                      Financial Services                                 1,169.55      0.32%
AGF                             Insurance -- Multiline                             1,141.38      0.31%
BONGRAIN                        Food Processors                                    1,085.75      0.29%
CLUB MEDITERRANEE               Restaurants & Hotels                               1,072.46      0.29%
CREDIT NATIONAL                 Financial Services                                 1,054.49      0.28%
SEFIMEG                         Real Estate                                        1,053.58      0.28%
G.T.M. ENTREPOSE                Construction                                       1,029.31      0.28%
UNIBAIL                         Financial Services                                   972.79      0.26%
GAZ ET EAUX                     Diversified Holding Companies                        970.88      0.26%
SALOMON                         Entertainment & Leisure Time                         899.79      0.24%
GROUPE DE LA CITE               Publishing                                           852.24      0.23%
CPR (PARIS REESC.)              Financial Services                                   819.34      0.22%
UIF                             Real Estate                                          723.07      0.19%
EUROTUNNEL                      Rail & Road Transport                                625.19      0.17%
SOMMER ALLIBERT                 Household Durables & Appliances                      571.34      0.15%
CR FONCIER FRANCE               Financial Institutions                               545.93      0.15%
DAMART S.A                      Clothing                                             495.09      0.13%
UFB LOCABAIL                    Commercial Banks & Other Banks                       461.22      0.12%
LABINAL                         Aerospace & Defence                                  456.07      0.12%
EURO RSCG                       Advertising                                          440.12      0.12%
S.I.L.I.C.                      Financial Services                                   436.99      0.12%
EBF                             Auto Parts -- Original Equipment                     430.66      0.12%
IMMEUBLES DE FRANCE             Real Estate                                          408.34      0.11%
CASINO PREF.                    Retail -- Grocery Chains                             387.08      0.10%
MOULINEX                        Household Durables & Appliances                      384.59      0.10%
FONCIERE LYONNAISE              Real Estate                                          368.35      0.10%

                                                                               INDEX MARKET    WEIGHT
                                                                               CAPITALIZATION    IN
                                                                               (MILLIONS OF    FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                     US$)        INDEX
------------------------------  ---------------------------------------------  -------------  --------
NORD -- EST                     Diversified Holding Companies                        326.39      0.09%
VALLOUREC                       Iron & Steel                                         291.36      0.08%
LEGRIS                          Machinery -- Industrial & Speciality                 280.93      0.08%
INTERBAIL                       Financial Services                                   280.71      0.08%
D.M.C.                          Textile Products                                     266.47      0.07%
TAITTINGER                      Beverages -- Distillers                              246.36      0.07%
FINEXTEL                        Financial Services                                   163.59      0.04%
GEOPHYSIQUE                     Energy Equipment & Services                          101.27      0.03%
FT-FRANCE                                                                        371,321.09

                                                                      APPENDIX C

                         FT/S&P-Actuaries World Indices
                    Germany Component as of 29 December 1995

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
ALLIANZ AG HLDG.                Insurance -- Multiline                              45,863.03     11.41%
SIEMENS                         Electrical Equipment                                30,194.79      7.51%
DAIMLER BENZ                    Automobiles                                         25,912.27      6.45%
DEUTSCHE BANK                   Commercial Banks & Other Banks                      23,738.29      5.91%
VEBA                            Diversified Holding Companies                       20,687.19      5.15%
BAYER                           Chemicals (Diversified)                             18,652.81      4.64%
MUNICH RE (PART PD. REG)        Insurance -- Multiline                              17,323.93      4.31%
HOECHST                         Chemicals (Diversified)                             15,979.46      3.98%
BASF                            Chemicals (Diversified)                             13,614.18      3.39%
RWE                             Electric Utilities & Water Works Supply             12,002.14      2.99%
DRESDNER BANK                   Commercial Banks & Other Banks                      11,921.93      2.97%
MANNESMANN                      Machinery                                           11,713.37      2.91%
BMW (BR.)                       Automobiles                                          9,492.00      2.36%
COMMERZBANK                     Commercial Banks & Other Banks                       9,231.14      2.30%
VOLKSWAGEN REGD.                Automobiles                                          9,047.16      2.25%
VIAG                            Non-Ferrous Metals                                   8,270.86      2.06%
BAYERISCHE VEREINSBANK          Commercial Banks & Other Banks                       6,839.45      1.70%
BAY. HYP.-U. WECHSEL BANK.      Commercial Banks & Other Banks                       6,492.33      1.62%
SAP AG                          Computer Software & Services                         6,102.32      1.52%
THYSSEN                         Iron & Steel                                         5,698.86      1.42%
RWE PREF                        Electric Utilities & Water Works Supply              5,573.84      1.39%
LUFTHANSA                       Airlines                                             5,265.56      1.31%
VEW                             Electric Utilities & Water Works Supply              5,022.33      1.25%
LINDE                           Machinery -- Industrial & Speciality                 4,911.99      1.22%
SCHERING                        Chemicals (Diversified)                              4,537.51      1.13%
PREUSSAG                        Non-Ferrous Metals                                   4,267.36      1.06%
GEHE                            Wholesale -- Nondurables                             3,718.09      0.93%
KARSTADT                        Retail -- Department Stores                          3,450.85      0.86%
BER. KRAFT UND LICHT (BEWAG)    Electric Utilities & Water Works Supply              3,360.86      0.84%
AACH. & MUNCH. BETEIL REGD.     Insurance -- Multiline                               3,039.93      0.76%
HOCHTIEF                        Construction                                         2,993.08      0.74%
MAN                             Machinery -- Industrial & Speciality                 2,989.50      0.74%
BEIERSDORF                      Cosmetics                                            2,949.07      0.73%
DEGUSSA                         Precious Metals & Minerals                           2,864.93      0.71%
VICTORIA HLDG. REGD.            Insurance -- Multiline                               2,513.10      0.63%
HENKEL KGA PREF.                Chemicals (Diversified)                              2,487.22      0.62%
KAUFHOF                         Retail -- Department Stores                          2,478.70      0.62%
HEIDELBERGER ZEMENT             Building Materials                                   2,420.88      0.60%
METALLGESELLSCHAFT              Non-Ferrous Metals                                   2,377.80      0.59%
SPRINGER (AXEL) VERLAG REG      Publishing                                           2,280.44      0.57%
ALTANA                          Drugs                                                2,275.20      0.57%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
BHF-BANK                        Commercial Banks & Other Banks                       2,271.68      0.57%
COLONIA KONZERN REGD.           Insurance -- Multiline                               2,199.25      0.55%
RHEINELEKTRA                    Electrical Equipment                                 2,171.45      0.54%
ASKO DEUTSCHE KAUFHAUS          Retail -- Department Stores                          2,076.35      0.52%
VOLKSWAGEN PREF                 Automobiles                                          1,569.89      0.39%
HOLZMANN (PHILIPP)              Construction                                         1,548.02      0.39%
BILFINGER & BERGER              Construction                                         1,365.75      0.34%
CONTINENTAL                     Tyre & Rubber Goods                                  1,323.99      0.33%
DOUGLAS HLDG.                   Retail -- Drug Chains                                1,058.78      0.26%
PWA                             Paper & Paper Products                               1,055.40      0.26%
MAN PREF.                       Machinery -- Industrial & Speciality                   949.71      0.24%
AGIV                            Diversified Industrials                                850.97      0.21%
DEUTSCHE BABCOCK                Engineering Services & Pollution Control               643.12      0.16%
AACH. & MUNCH. BET. BR.         Insurance -- Multiline                                 559.49      0.14%
MUNICH RE                       Insurance -- Multiline                                 555.44      0.14%
KAUFHOF PREF                    Retail -- Department Stores                            485.75      0.12%
BMW (PREF.)                     Automobiles                                            457.23      0.11%
LINOTYPE-HELL                   Electronics                                            247.33      0.06%
FT -- GERMANY                                                                      401,945.36

                                                                      APPENDIX D

                         FT/S&P-Actuaries World Indices
                   Hong Kong Component as of 29 December 1995


                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
HUTCHISON WHAMPOA               Diversified Consumer Goods & Services               22,015.24     10.34%
HONG KONG TELECOMM              Telephone Companies                                 19,904.87      9.35%
SUN HUNG KAI PROPS              Real Estate                                         19,014.92      8.93%
HANG SENG BANK                  Commercial Banks & Other Banks                      17,298.63      8.13%
CHEUNG KONG                     Real Estate                                         13,386.22      6.29%
HENDERSON LAND                  Real Estate                                          9,618.63      4.52%
CHINA LIGHT & POWER             Electric Utilities & Water Works Supply              9,165.22      4.31%
SWIRE PACIFIC 'A'               Diversified Holding Companies                        7,527.04      3.54%
NEW WORLD DEV                   Real Estate                                          7,302.91      3.43%
WHARF HLDS                      Diversified Holding Companies                        7,223.95      3.39%
CITIC PACIFIC $HK0.40           Real Estate                                          6,886.63      3.24%
HONG KONG ELECTRIC              Electric Utilities & Water Works Supply              6,623.66      3.11%
JARDINE MATHESON                Diversified Consumer Goods & Services                5,070.87      2.38%
HONG KONG LAND                  Real Estate                                          5,006.61      2.35%
CATHAY PACIFIC A/WYS            Airlines                                             4,371.49      2.05%
HK & CHINA GAS                  Natural Gas Utilities                                3,999.14      1.88%
SWIRE PACIFIC 'B'               Diversified Holding Companies                        3,839.82      1.80%
WHEELOCK AND CO.                Retail -- Miscellaneous & Speciality                 3,453.73      1.62%
JARDINE STRATEGIC               Diversified Holding Companies                        3,249.38      1.53%
BANK OF EAST ASIA               Commercial Banks & Other Banks                       3,215.07      1.51%
HYSAN DEV                       Real Estate                                          2,666.36      1.25%
HOPEWELL                        Real Estate                                          2,516.39      1.18%
AMOY PROPERTIES                 Real Estate                                          2,489.72      1.17%
HANG LUNG DEV                   Real Estate                                          2,144.49      1.01%
HENDERSON INVESTMENT            Real Estate                                          2,106.35      0.99%
GUOCO GROUP LIMITED             Financial Services                                   2,058.06      0.97%
SINO LAND                       Real Estate                                          1,900.90      0.89%
DAIRY FARM INTL                 Retail -- Miscellaneous & Speciality                 1,608.60      0.76%
HK & SHANGHAI HOTELS            Restaurants & Hotels                                 1,562.77      0.73%
TELEVISION BROADCAST            Broadcasting Media                                   1,496.48      0.70%
MIRAMAR HOTEL                   Restaurants & Hotels                                 1,216.84      0.57%
GREAT EAGLE HLDS                Real Estate                                          1,163.53      0.55%
SHUN TAK HOLDINGS LTD           Sea Transport                                        1,031.33      0.48%
CHINESE ESTATES                 Real Estate                                          1,030.83      0.48%
SOUTH CHINA MORNING POST        Publishing -- Newspapers                               916.62      0.43%
 $HK0.10
MANDARIN ORIENTAL               Restaurants & Hotels                                   864.04      0.41%
NEW ASIA REALTY & TS            Real Estate                                            695.67      0.33%
JOHNSON ELECTRIC                Electrical Equipment                                   680.34      0.32%
REALTY DEV 'A'                  Real Estate                                            658.41      0.31%
KOWLOON MOTOR                   Rail & Road Transport                                  657.75      0.31%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
DICKSON CONCEPTS INT            Retail -- Miscellaneous & Speciality                   632.69      0.30%
SEMI-TECH (GLOBAL)              Household Durables & Appliances                        569.63      0.27%
JARDINE INTNL. MOTOR            Automobiles                                            543.26      0.26%
HK AIRCRAFT                     Aircraft Manufacturers                                 479.02      0.23%
SIME DARBY                      Wholesale -- Durables                                  449.17      0.21%
SHAW BROS                       Entertainment & Leisure Time                           437.95      0.21%
CHINA MOTOR BUS                 Rail & Road Transport                                  400.92      0.19%
HARBOUR CENTRE DEV              Restaurants & Hotels                                   364.61      0.17%
CROSS-HARBOUR TUNNEL            Storage, Warehousing & Supporting Transport
                                 Services                                              363.09      0.17%
WING ON CO INTL LTD             Retail -- Department Stores                            285.29      0.13%
WINSOR INDUSTRIAL               Textile Products                                       219.98      0.10%
SUN HUNG KAI                    Financial Institutions                                 147.62      0.07%
PLAYMATES TOYS HLDG             Toys                                                   131.68      0.06%
LANE CRAWFORD INTL A            Retail -- Miscellaneous & Speciality                    91.23      0.04%
PLAYMATES PROP HLDGS            Real Estate                                             78.64      0.04%
FT-HONG KONG                                                                       212,834.30

                                                                      APPENDIX E

                         FT/S&P-Actuaries World Indices
                    Italty Component as of 29 December 1995

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
GENERALI (ASSICURAZIONI)        Insurance -- Multiline                              19,428.59     13.90%
TELECOM ITAL MOBILE             Telephone Companies                                 11,696.76      8.37%
STET                            Telephone Companies                                 10,851.94      7.77%
FIAT                            Automobiles                                         10,682.56      7.64%
TELECOM ITALIA                  Telephone Companies                                 10,336.68      7.40%
INA                             Insurance -- Life & Agents & Brokers                 5,307.45      3.80%
ALLEANZA (ASSICURAZIONI)        Insurance -- Multiline                               5,261.50      3.77%
SAN PAOLO                       Commercial Banks & Other Banks                       4,342.75      3.11%
ENI                             Oil Internationals                                   4,197.64      3.00%
IMI                             Financial Institutions                               3,782.03      2.71%
MONTEDISON                      Diversified Holding Companies                        3,569.69      2.55%
RAS                             Insurance -- Multiline                               3,402.06      2.43%
BANCA COMM. ITALIANA            Commercial Banks & Other Banks                       3,363.31      2.41%
MEDIOBANCA                      Financial Institutions                               3,298.95      2.36%
STET RISP                       Telephone Companies                                  2,955.00      2.11%
OLIVETTI ORD                    Office Equipment                                     2,833.56      2.03%
CREDITO ITALIANO                Commercial Banks & Other Banks                       2,588.75      1.85%
ITALGAS                         Natural Gas Utilities                                2,015.53      1.44%
TELECOM ITALIA SVGS             Telephone Companies                                  1,915.69      1.37%
PIRELLI SPA                     Tyre & Rubber Goods                                  1,898.25      1.36%
FIAT PTC PREF                   Automobiles                                          1,738.11      1.24%
FONDIARIA                       Insurance -- Multiline                               1,685.93      1.21%
TELECOM ITAL MOB RIS            Telephone Companies                                  1,647.37      1.18%
BANCO AMBROVENETO               Commercial Banks & Other Banks                       1,368.18      0.98%
SAI                             Insurance -- Multiline                               1,256.43      0.90%
SIRTI                           Communications Equipment                             1,236.98      0.89%
GEMINA                          Investment Companies                                 1,229.42      0.88%
IFIL                            Food Processors                                      1,178.70      0.84%
FIAT SVG N/CV                   Automobiles                                          1,135.19      0.81%
ITALCEMENTI                     Building Materials                                     974.05      0.70%
RINASCENTE ORD                  Retail -- Department Stores                            957.79      0.69%
SME                             Food Processors                                        928.35      0.66%
SAIPEM                          Energy Equipment & Services                            918.74      0.66%
TORO ASSICURAZIONI              Insurance -- Multiline                                 840.89      0.60%
FIDIS                           Investment Companies                                   719.77      0.52%
RAS SVGS N/CV                   Insurance -- Multiline                                 690.82      0.49%
BURGO (CARTIERE)                Paper & Paper Products                                 629.75      0.45%
ALLEANZA ASSIC N\CV             Insurance -- Multiline                                 607.24      0.43%
IFIL N/C SVGS.                  Food Processors                                        586.08      0.42%
IFI PTC PREF                    Diversified Holding Companies                          573.34      0.41%
SNIA BPD                        Chemicals, Fibres, Paints & Gases                      568.98      0.41%
MAGNETI MARELLI                 Auto Parts -- Original Equipment                       483.43      0.35%
MILANO ASSICURAZIONI            Insurance -- Multiline                                 482.60      0.35%
MONTEDISON SVG. N/CV.           Diversified Holding Companies                          428.79      0.31%
CIR-COMPAGNIE                   Diversified Holding Companies                          376.23      0.27%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
SASIB                           Machinery                                              370.09      0.26%
UNICEM                          Building Materials                                     342.40      0.25%
MARZOTTO                        Clothing                                               339.45      0.24%
BANCO AMBROVEN N/C SVGS         Commercial Banks & Other Banks                         282.29      0.20%
ITALCEMENTI SVGS N/CV           Building Materials                                     249.79      0.18%
SAI SVGS N/CV                   Insurance -- Multiline                                 243.43      0.17%
TORO ASSICURAZIONI SVG N/CV     Insurance -- Multiline                                 201.86      0.14%
EDITOR L'ESPRESSO               Publishing -- Newspapers                               181.79      0.13%
SASIB SVG N/CV                  Machinery                                              157.35      0.11%
TORO ASS. PTC PREF              Insurance -- Multiline                                 130.31      0.09%
UNICEM SVG N/CV                 Building Materials                                     109.72      0.08%
CIR-COMPAGNIE SVG N/CV          Diversified Holding Companies                          101.85      0.07%
BANCA COMM. ITALIANA SVGS N/CV  Commercial Banks & Other Banks                          32.23      0.02%
CREDITO ITALIANO SVG N/CV       Commercial Banks & Other Banks                          21.89      0.02%
FT-ITALY                                                                           139,736.27

                                                                      APPENDIX F

                         FT/S&P-Actuaries World Indices
                     Japan Component as of 29 December 1995

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
TOYOTA MOTOR                    Automobiles                                         79,406.90      2.79%
IND BANK OF JAPAN               Commercial Banks & Other Banks                      71,349.68      2.51%
MITSUBISHI BANK                 Commercial Banks & Other Banks                      67,859.35      2.38%
SUMITOMO BANK                   Commercial Banks & Other Banks                      66,685.34      2.34%
FUJI BANK                       Commercial Banks & Other Banks                      64,038.21      2.25%
DAI-ICHI KANGYO BANK            Commercial Banks & Other Banks                      61,412.70      2.16%
SANWA BANK                      Commercial Banks & Other Banks                      59,057.54      2.07%
SAKURA BANK LTD.                Commercial Banks & Other Banks                      43,484.60      1.53%
NOMURA SECURITIES               Financial Institutions                              42,816.14      1.50%
TOKYO ELEC POWER                Electric Utilities & Water Works Supply             36,197.12      1.27%
BANK OF TOKYO                   Commercial Banks & Other Banks                      35,709.59      1.25%
HITACHI                         Electronics                                         34,241.16      1.20%
MATSUSHITA ELECT IND            Household Durables & Appliances                     34,156.38      1.20%
ASAHI BANK                      Commercial Banks & Other Banks                      29,261.94      1.03%
TOKAI BANK                      Commercial Banks & Other Banks                      28,323.71      1.00%
MITSUBISHI HEAVY IND            Heavy Engineering & Shipbuilding                    26,884.56      0.94%
SEVEN-ELEVEN                    Retail -- Grocery Chains                            26,718.13      0.94%
NTT                             Telephone Companies                                 26,265.41      0.92%
ITO YOKADO                      Retail -- Grocery Chains                            25,583.50      0.90%
TOSHIBA                         Electronics                                         25,245.00      0.89%
KANSAI ELEC POWER               Electric Utilities & Water Works Supply             23,717.67      0.83%
NIPPON STEEL                    Iron & Steel                                        23,644.28      0.83%
SONY CORP                       Household Durables & Appliances                     22,438.87      0.79%
MITSUBISHI TRUST BNK            Financial Services                                  21,714.51      0.76%
DAIWA SECURITIES                Financial Institutions                              20,591.39      0.72%
FUJITSU                         Computers                                           20,526.15      0.72%
LONG TERM CREDIT BK             Commercial Banks & Other Banks                      20,413.51      0.72%
TOKIO MARINE & FIRE             Insurance -- Property & Casualty                    20,254.45      0.71%
SEIBU RAILWAY                   Rail & Road Transport                               20,162.49      0.71%
HONDA MOTOR                     Automobiles                                         20,115.40      0.71%
EAST JAPAN RAILWAY              Rail & Road Transport                               19,465.85      0.68%
NISSAN MOTOR                    Automobiles                                         19,316.44      0.68%
MITSUBISHI CORP                 Wholesale -- Durables                               19,292.14      0.68%
NIKKO SECS                      Financial Institutions                              18,939.50      0.67%
NEC CORP                        Electronics                                         18,879.40      0.66%
SHARP CORP                      Household Durables & Appliances                     17,823.42      0.63%
CHUBU ELEC POWER                Electric Utilities & Water Works Supply             17,631.17      0.62%
SUMITOMO TRUST BANK             Financial Services                                  17,609.11      0.62%
NIPPONDENSO                     Auto Parts -- Original Equipment                    16,265.63      0.57%
MITSUBISHI ESTATE               Real Estate                                         16,246.90      0.57%
MITSUBISHI ELECTRIC             Electronics                                         15,464.00      0.54%
CANON                           Office Equipment                                    15,156.16      0.53%
FUJI PHOTO FILM                 Photography                                         14,866.80      0.52%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
TAKEDA CHEMICAL                 Drugs                                               14,431.88      0.51%
KYOCERA                         Electronics                                         13,900.60      0.49%
MITSUI                          Wholesale -- Durables                               13,640.48      0.48%
MITSUI TRUST&BANKING            Financial Services                                  13,126.61      0.46%
ASAHI GLASS                     Diversified Industrials                             13,101.77      0.46%
DAI-NIPPON PRINTING             Printing                                            12,725.06      0.45%
BRIDGESTONE CORP                Tyre & Rubber Goods                                 12,465.85      0.44%
KIRIN BREWERY                   Beverages -- Brewers                                12,447.56      0.44%
DAIWA BANK                      Commercial Banks & Other Banks                      12,308.55      0.43%
TOHOKU ELEC POWER               Electric Utilities & Water Works Supply             12,138.80      0.43%
KINKI NIPPON RAILWAY            Rail & Road Transport                               11,892.95      0.42%
KAWASAKI STEEL                  Iron & Steel                                        11,347.58      0.40%
SANYO ELECTRIC                  Household Durables & Appliances                     11,249.29      0.40%
KYUSHU ELEC POWER               Electric Utilities & Water Works Supply             11,216.20      0.39%
ASAHI CHEMICAL INDS             Chemicals (Diversified)                             11,048.09      0.39%
SUMITOMO SHOJI                  Wholesale -- Durables                               10,834.51      0.38%
NINTENDO                        Toys                                                10,780.88      0.38%
MITSUBISHI KASEI                Chemicals, Fibres, Paints & Gases                   10,661.87      0.37%
FANUC                           Instrumentation & Control Equipment                 10,370.85      0.36%
NIPPON EXPRESS                  Freight Forwarders                                  10,351.93      0.36%
SHIZUOKA BANK                   Commercial Banks & Other Banks                      10,139.71      0.36%
SANKYO                          Drugs                                               10,081.00      0.35%
MITSUI FUDOSAN                  Real Estate                                         10,001.95      0.35%
TOKYO GAS                       Natural Gas Utilities                                9,915.51      0.35%
KAJIMA                          Construction                                         9,674.07      0.34%
ITOCHU CORP                     Wholesale -- Durables                                9,603.20      0.34%
SUMITOMO METAL                  Iron & Steel                                         9,544.00      0.34%
NKK                             Iron & Steel                                         9,495.96      0.33%
TONEN CORP                      Petroleum Products & Refineries                      9,464.25      0.33%
YAMAICHI SECURITIES             Financial Institutions                               9,408.69      0.33%
BANK OF YOKOHAMA                Commercial Banks & Other Banks                       9,320.34      0.33%
TORAY INDS                      Chemicals, Fibres, Paints & Gases                    9,238.60      0.32%
TOPPAN PRINTING                 Printing                                             9,219.27      0.32%
KUBOTA                          Machinery -- Farm Equipment                          9,087.50      0.32%
SEKISUI HOUSE                   Homebuilding                                         8,796.95      0.31%
KOBE STEEL                      Iron & Steel                                         8,768.40      0.31%
OSAKA GAS                       Natural Gas Utilities                                8,749.49      0.31%
MURATA MFG                      Electronics                                          8,677.20      0.30%
DAIEI                           Retail -- Grocery Chains                             8,648.34      0.30%
CHUGOKU ELEC POWER              Electric Utilities & Water Works Supply              8,597.00      0.30%
SUMITOMO ELECTRIC               Electrical Equipment                                 8,545.74      0.30%
KOMATSU                         Machinery -- Construction                            8,272.34      0.29%
SEKISUI CHEMICAL                Building Materials                                   8,132.73      0.29%
SUMITOMO CHEMICAL               Chemicals, Fibres, Paints & Gases                    8,096.21      0.28%
MARUBENI CORP                   Wholesale -- Durables                                8,092.34      0.28%
JUSCO                           Retail -- Grocery Chains                             8,046.79      0.28%
SHIMIZU CORP                    Construction                                         8,025.73      0.28%
NIPPON CREDIT BANK              Commercial Banks & Other Banks                       7,941.01      0.28%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
SECOM                           Business Services                                    7,922.50      0.28%
DAIWA HOUSE INDUSTRY            Homebuilding                                         7,887.99      0.28%
MATSUSHITA ELEC WKS             Electrical Equipment                                 7,849.75      0.28%
TOKYU                           Rail & Road Transport                                7,761.96      0.27%
NIPPON OIL                      Petroleum Products & Refineries                      7,726.07      0.27%
MARUI                           Retail -- Department Stores                          7,676.89      0.27%
MITSUBISHI MOTORS               Automobiles                                          7,504.84      0.26%
KAO                             Soaps                                                7,451.16      0.26%
TOSTEM CORP                     Building Materials                                   7,272.88      0.26%
AJINOMOTO                       Food Processors                                      7,234.23      0.25%
RICOH                           Office Equipment                                     7,138.67      0.25%
CHIBA BANK                      Commercial Banks & Other Banks                       7,013.02      0.25%
YAMANOUCHI PHARM                Drugs                                                6,958.55      0.24%
TOYO TST AND BANKING            Financial Institutions                               6,948.65      0.24%
NIPPON YUSEN                    Sea Transport                                        6,817.73      0.24%
TAISEI CORP                     Construction                                         6,810.75      0.24%
SHIN-ETSU CHEMICAL              Chemicals (Diversified)                              6,734.68      0.24%
NEW OJI PAPER                   Paper & Paper Products                               6,726.98      0.24%
TDK                             Household Durables & Appliances                      6,717.99      0.24%
TAISHO PHARM                    Drugs                                                6,713.00      0.24%
NIPPON PAPER CO.                Paper & Paper Products                               6,592.71      0.23%
YASUDA TST AND BANK             Financial Institutions                               6,534.85      0.23%
JOYO BANK                       Commercial Banks & Other Banks                       6,469.90      0.23%
SHIKOKU ELEC POWER              Electric Utilities & Water Works Supply              6,463.18      0.23%
HACHIJUNI BANK                  Commercial Banks & Other Banks                       6,327.78      0.22%
YASUDA FIRE & MARINE            Insurance -- Property & Casualty                     6,285.02      0.22%
ROHM (OK)                       Electronics                                          6,226.83      0.22%
KAWASAKI HEAVY                  Heavy Engineering & Shipbuilding                     6,216.55      0.22%
OMRON TATEISI ELECT             Electrical Equipment                                 6,047.21      0.21%
TOYO SEIKAN                     Containers                                           6,042.51      0.21%
OHBAYASHI-GUMI                  Construction                                         5,923.37      0.21%
MITSUBISHI MATERIALS            Non-Ferrous Metals                                   5,881.77      0.21%
TOKYO ELECTRON                  Electronics                                          5,805.10      0.20%
SONY MUSIC ENTMNT               Entertainment & Leisure Time                         5,663.02      0.20%
SEGA ENTERPRISES                Toys                                                 5,560.68      0.20%
GUNMA BANK                      Commercial Banks & Other Banks                       5,507.80      0.19%
OKI ELECTRIC                    Communications Equipment                             5,507.35      0.19%
SUMITOMO MARINE&FIRE            Insurance -- Property & Casualty                     5,487.01      0.19%
IHI                             Heavy Engineering & Shipbuilding                     5,475.70      0.19%
TOBU RAILWAY                    Rail & Road Transport                                5,377.37      0.19%
HITACHI ZOSEN                   Heavy Engineering & Shipbuilding                     5,197.44      0.18%
MITSUI MARINE & FIRE            Insurance -- Property & Casualty                     5,182.16      0.18%
HOKKAIDO ELEC POWER             Electric Utilities & Water Works Supply              5,125.30      0.18%
HOKURIKU ELEC POWER             Electric Utilities & Water Works Supply              5,126.27      0.18%
TOYODA AUTO LOOM                Machinery -- Industrial & Speciality                 5,058.92      0.18%
ASAHI BREWERIES                 Beverages -- Brewers                                 5,023.68      0.18%
NIKON CORP                      Instrumentation & Control Equipment                  5,020.59      0.18%
BANK OF FUKUOKA                 Commercial Banks & Other Banks                       5,017.53      0.18%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
SUMITOMO METAL MNG              Precious Metals & Minerals                           5,005.86      0.18%
SUZUKI MOTOR                    Automobiles                                          5,001.85      0.18%
TEIJIN                          Chemicals, Fibres, Paints & Gases                    4,987.81      0.18%
ODAKYU ELEC RAILWAY             Rail & Road Transport                                4,860.02      0.17%
ISUZU MOTORS                    Automobiles                                          4,806.25      0.17%
ALL NIPPON AIRWAYS              Airlines                                             4,801.36      0.17%
SHISEIDO                        Cosmetics                                            4,772.09      0.17%
TOTO                            Building Materials                                   4,715.62      0.17%
ONO PHARMACEUTICAL              Drugs                                                4,706.80      0.17%
HANKYU CORP                     Rail & Road Transport                                4,701.32      0.17%
MAZDA MOTOR                     Automobiles                                          4,588.39      0.16%
MITSUKOSHI                      Retail -- Department Stores                          4,524.41      0.16%
EISAI                           Drugs                                                4,513.19      0.16%
TAKASHIMAYA                     Retail -- Department Stores                          4,493.50      0.16%
HITACHI METALS                  Iron & Steel                                         4,466.56      0.16%
MATSUSHITA COMMS                Communications Equipment                             4,376.80      0.15%
YAMATO TRANSPORT                Freight Forwarders                                   4,343.62      0.15%
HOKURIKU BANK                   Commercial Banks & Other Banks                       4,303.33      0.15%
KYOWA HAKKO KOGYO               Drugs                                                4,214.42      0.15%
EBARA                           Machinery -- Industrial & Speciality                 4,205.88      0.15%
KINDEN                          Electrical Equipment                                 4,124.94      0.14%
NISSHIN STEEL                   Iron & Steel                                         4,109.31      0.14%
YAMAZAKI BAKING                 Food Processors                                      4,100.06      0.14%
NIPPON SEIKO                    Machinery -- Industrial & Speciality                 4,071.32      0.14%
KOKUSAI SECURITIES              Financial Institutions                               4,066.46      0.14%
NISSHO-IWAI                     Wholesale -- Durables                                4,027.54      0.14%
MATSUSHITA KOTOBUKI             Household Durables & Appliances                      4,016.70      0.14%
NAGOYA RAILROAD                 Rail & Road Transport                                4,014.03      0.14%
HOYA                            Instrumentation & Control Equipment                  3,996.33      0.14%
MITSUBISHI OIL                  Petroleum Products & Refineries                      3,989.52      0.14%
KEYENCE CORP                    Instrumentation & Control Equipment                  3,959.30      0.14%
NIPPON FIRE & MARINE            Insurance -- Property & Casualty                     3,940.48      0.14%
JAPAN AIR LINES                 Airlines                                             3,937.29      0.14%
ASHIKAGA BANK                   Commercial Banks & Other Banks                       3,883.31      0.14%
DAIICHI SEIYAKU                 Drugs                                                3,875.33      0.14%
KEIO TEITO ELEC RAIL            Rail & Road Transport                                3,762.63      0.13%
DAINIPPON INK & CHEM            Chemicals (Diversified)                              3,697.07      0.13%
JAPAN ENERGY CORP.              Petroleum Products & Refineries                      3,669.24      0.13%
NICHII                          Retail -- Grocery Chains                             3,658.73      0.13%
AISIN SEIKI                     Auto Parts -- Original Equipment                     3,653.15      0.13%
FUJI ELECTRIC                   Electrical Equipment                                 3,639.24      0.13%
ISETAN                          Retail -- Department Stores                          3,631.31      0.13%
FAMILYMART                      Retail -- Grocery Chains                             3,592.31      0.13%
UNY CO Y50                      Retail -- General Merchandise                        3,560.01      0.13%
NGK INSULATORS                  Diversified Industrials                              3,549.32      0.12%
MITSUI OSK LINES                Sea Transport                                        3,519.79      0.12%
SEVENTY-SEVEN BANK              Commercial Banks & Other Banks                       3,512.74      0.12%
YAMAHA                          Entertainment & Leisure Time                         3,499.49      0.12%
GENERAL SEKIYU                  Petroleum Products & Refineries                      3,479.55      0.12%
COSMO OIL                       Petroleum Products & Refineries                      3,453.85      0.12%
NICHIDO FIRE & MAR              Insurance -- Multiline                               3,443.01      0.12%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
JAPAN TOBACCO                   Tobacco Manufacturers                                3,420.84      0.12%
YAMAGUCHI BANK                  Commercial Banks & Other Banks                       3,412.34      0.12%
KURARAY                         Chemicals, Fibres, Paints & Gases                    3,409.08      0.12%
CANON SALES                     Wholesale -- Durables                                3,320.81      0.12%
NIPPON MEAT PACKERS             Food Processors                                      3,312.28      0.12%
PIONEER ELECTRONIC              Household Durables & Appliances                      3,290.11      0.12%
MINEBEA                         Machinery                                            3,264.81      0.11%
SHOWA DENKO                     Chemicals, Fibres, Paints & Gases                    3,260.37      0.11%
BANYU PHARMACEUTICAL            Drugs                                                3,250.16      0.11%
NISHIMATSU CONSTRN              Construction                                         3,240.48      0.11%
BANK OF HIROSHIMA               Commercial Banks & Other Banks                       3,230.37      0.11%
VICTOR CO OF JAPAN              Household Durables & Appliances                      3,228.23      0.11%
KURITA WATER                    Machinery -- Industrial & Speciality                 3,218.46      0.11%
FURUKAWA ELECTRIC               Electrical Equipment                                 3,212.61      0.11%
HEIWA                           Entertainment & Leisure Time                         3,190.81      0.11%
UBE INDUSTRIES                  Chemicals (Diversified)                              3,167.69      0.11%
SHOWA SHELL SEKIYU              Petroleum Products & Refineries                      3,160.06      0.11%
SAPPORO BREWERIES               Beverages -- Brewers                                 3,150.97      0.11%
AUTOBACS                        Retail -- Miscellaneous & Speciality                 3,142.42      0.11%
MITSUI TOATSU CHEM              Chemicals, Fibres, Paints & Gases                    3,143.79      0.11%
NATIONAL HOUSE                  Homebuilding                                         3,130.32      0.11%
NANKAI ELECTRIC RAIL            Rail & Road Transport                                3,125.96      0.11%
NISSIN FOOD                     Food Processors                                      3,120.58      0.11%
DAI TOKYO FIRE & MARINE         Insurance -- Property & Casualty                     3,110.06      0.11%
 INSURANC
NTN TOYO-BEARING                Machinery -- Industrial & Speciality                 3,097.37      0.11%
ONODA CEMENT                    Building Materials                                   3,082.14      0.11%
FUJISAWA PHARM                  Drugs                                                3,081.26      0.11%
NIPPON LIGHT METAL              Non-Ferrous Metals                                   3,080.79      0.11%
HINO MOTORS                     Automobiles                                          3,052.86      0.11%
KYUSHU MATSUSHITA               Electronics                                          3,043.18      0.11%
KOKUYO                          Office Equipment                                     3,040.96      0.11%
NIPPON ELECTR GLASS             Diversified Industrials                              3,035.72      0.11%
KEIHIN ELEC EXP RAIL            Rail & Road Transport                                2,984.32      0.10%
SHIONOGI                        Drugs                                                2,958.04      0.10%
MABUCHI MOTORS                  Auto Parts -- Original Equipment                     2,913.73      0.10%
TOSOH CORP                      Chemicals (Diversified)                              2,894.00      0.10%
SUMITOMO REALTY                 Real Estate                                          2,878.89      0.10%
TOKYO STEEL                     Iron & Steel                                         2,874.53      0.10%
AMADA                           Machine Tools                                        2,866.51      0.10%
NEW JAPAN SECURITIES            Financial Institutions                               2,791.45      0.10%
TODA CORP                       Construction                                         2,790.98      0.10%
TOKYO DOME CORP                 Entertainment & Leisure Time                         2,785.49      0.10%
SEIYU                           Retail -- Grocery Chains                             2,777.11      0.10%
HOKKAIDO TAKUSHOKU              Commercial Banks & Other Banks                       2,763.14      0.10%
PENTA OCEAN CONST               Construction                                         2,742.77      0.10%
SUMITOMO FORESTRY               Forestry Products                                    2,742.76      0.10%
HANKYU DEPT STORES              Retail -- Department Stores                          2,740.41      0.10%
TOHO                            Entertainment & Leisure Time                         2,740.54      0.10%
KUMAGAI-GUMI                    Construction                                         2,738.61      0.10%
NGK SPARK PLUG CO               Auto Parts -- Original Equipment                     2,732.01      0.10%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
CASIO COMPUTER                  Computers                                            2,702.97      0.10%
FUJITA TOURIST                  Restaurants & Hotels                                 2,698.17      0.09%
NISSHIN FLOUR                   Food Processors                                      2,692.66      0.09%
ORIX CORPORATION                Financial Services                                   2,672.67      0.09%
FUKUYAMA TRANSPTNG              Rail & Road Transport                                2,669.14      0.09%
HITACHI CABLE                   Fabricated Metal Products                            2,667.50      0.09%
JAPAN TELECOM                   Telephone Companies                                  2,622.34      0.09%
MITSUBISHI WAREHOUSE            Storage, Warehousing & Supporting Transport
                                 Services                                            2,623.05      0.09%
KONICA                          Photography                                          2,593.44      0.09%
DAIKIN INDUSTRIES               Machinery -- Industrial & Speciality                 2,583.03      0.09%
MAKITA ELECTRIC WKS             Electrical Equipment                                 2,575.32      0.09%
MITSUBISHI RAYON                Chemicals, Fibres, Paints & Gases                    2,572.83      0.09%
OLYMPUS OPTICAL                 Instrumentation & Control Equipment                  2,561.44      0.09%
SEINO TRANSPORT                 Rail & Road Transport                                2,559.31      0.09%
MITSUI PETROCHEMICAL            Chemicals (Diversified)                              2,553.06      0.09%
TOYOBO                          Textile Products                                     2,485.20      0.09%
ONWARD KASHIYAMA                Clothing                                             2,480.18      0.09%
TOMEN CORP Y50                  Wholesale -- Durables                                2,473.52      0.09%
YOKOGAWA ELECTRIC               Instrumentation & Control Equipment                  2,453.42      0.09%
SHIMANO IND                     Toys                                                 2,404.80      0.08%
YAKULT HONSHA                   Food Processors                                      2,404.47      0.08%
CITIZEN WATCH                   Instrumentation & Control Equipment                  2,401.22      0.08%
CHUGAI PHARM                    Drugs                                                2,362.93      0.08%
NITTO ELECTRIC IND              Electronics                                          2,350.37      0.08%
MEIJI SEIKA                     Food -- Sugar & Confectionary                        2,348.18      0.08%
NIPPON SHINPAN                  Financial Services                                   2,349.76      0.08%
KANDENKO                        Electrical Equipment                                 2,333.84      0.08%
MITSUI ENG & SHIPBLD            Heavy Engineering & Shipbuilding                     2,311.99      0.08%
FUJI HEAVY INDS                 Automobiles                                          2,309.50      0.08%
AOYAMA TRADING                  Retail -- Miscellaneous & Speciality                 2,292.15      0.08%
NISSHINBO INDS                  Textile Products                                     2,292.08      0.08%
INAX                            Building Materials                                   2,280.12      0.08%
OKUMURA CORP                    Construction                                         2,259.45      0.08%
HIROSE ELECTRONICS              Electronics                                          2,256.88      0.08%
SHIMA SEIKI MANUFACT            Machinery -- Industrial & Speciality                 2,249.53      0.08%
MITSUBISHI GAS CHEM             Chemicals, Fibres, Paints & Gases                    2,247.35      0.08%
CHUO TST AND BANKING            Financial Institutions                               2,234.87      0.08%
FUJITA CORP                     Construction                                         2,233.45      0.08%
ARABIAN OIL                     Oil -- Crude Producers                               2,215.02      0.08%
FUJIKURA                        Fabricated Metal Products                            2,213.68      0.08%
KANEGAFUCHI CHEMICAL            Chemicals (Diversified)                              2,208.61      0.08%
MORI SEIKI                      Machine Tools                                        2,196.07      0.08%
NIHON CEMENT                    Building Materials                                   2,190.86      0.08%
MATSUZAKAYA                     Retail -- Department Stores                          2,169.78      0.08%
DAIDO STEEL                     Iron & Steel                                         2,165.37      0.08%
HITACHI CREDIT                  Financial Services                                   2,153.09      0.08%
DAICEL CHEMICAL                 Chemicals, Fibres, Paints & Gases                    2,127.98      0.07%
SUMITOMO OSAKA CEMNT            Building Materials                                   2,127.41      0.07%
HONSHU PAPER                    Paper & Paper Products                               2,117.29      0.07%
SUMITOMO HEAVY INDS             Heavy Engineering & Shipbuilding                     2,117.27      0.07%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
DAIMARU                         Retail -- Department Stores                          2,100.38      0.07%
WACOAL                          Clothing                                             2,091.64      0.07%
HITACHI CHEMICAL Y50            Chemicals, Fibres, Paints & Gases                    2,077.21      0.07%
SNOW BRAND MILK                 Food Processors                                      2,073.65      0.07%
ALPS ELECTRIC                   Electronics                                          2,066.51      0.07%
BANK OF KYOTO                   Commercial Banks & Other Banks                       2,055.91      0.07%
HOUSE FOOD INDS                 Food Processors                                      2,054.57      0.07%
TAKARA SHUZO                    Beverages -- Distillers                              2,020.41      0.07%
NICHIREI                        Storage, Warehousing & Supporting Transport
                                 Services                                            2,018.97      0.07%
CSK CORP                        Computer Software & Services                         2,008.15      0.07%
CHIYODA FIRE & MAR              Insurance -- Property & Casualty                     2,003.56      0.07%
MOCHIDA PHARM                   Drugs                                                2,004.52      0.07%
TOKYU LAND                      Real Estate                                          1,994.72      0.07%
NIPPON HODO                     Construction                                         1,986.16      0.07%
MITSUI MIN & SMELT              Non-Ferrous Metals                                   1,966.63      0.07%
MITSUBISHI PAPER                Paper & Paper Products                               1,963.02      0.07%
ORIENT FINANCE                  Financial Services                                   1,948.67      0.07%
A T & T GLOBAL INFO             Communications Equipment                             1,932.24      0.07%
CHIYODA CHEMICAL ENG            Heavy Engineering & Shipbuilding                     1,930.38      0.07%
NIPPON SHOKUBAI                 Chemicals, Fibres, Paints & Gases                    1,927.68      0.07%
YORK-BENIMARU                   Retail -- Grocery Chains                             1,923.42      0.07%
YOKOHAMA RUBBER                 Tyre & Rubber Goods                                  1,918.95      0.07%
NIPPON SHEET GLASS              Diversified Industrials                              1,912.83      0.07%
BEST DENKI                      Office Equipment                                     1,875.78      0.07%
DOWA FIRE & MARINE              Insurance -- Property & Casualty                     1,869.86      0.07%
JGC CORP                        Heavy Engineering & Shipbuilding                     1,863.86      0.07%
KAWASAKI KISEN                  Sea Transport                                        1,861.71      0.07%
SKYLARK                         Restaurants & Hotels                                 1,837.08      0.06%
TOKYU DEPT STORE                Retail -- Department Stores                          1,828.18      0.06%
SUMITOMO BAKELITE               Chemicals, Fibres, Paints & Gases                    1,802.59      0.06%
TOKUYAMA CORP                   Chemicals (Diversified)                              1,801.90      0.06%
TEIKOKU OIL                     Non-Oil Energy Sources                               1,796.09      0.06%
KOYO SEIKO                      Auto Parts -- Original Equipment                     1,787.53      0.06%
AOKI CONSTRUCTION               Construction                                         1,783.03      0.06%
MARUICHI STEEL TUBE             Iron & Steel                                         1,780.15      0.06%
MEIJI MILK                      Food Processors                                      1,777.22      0.06%
HITACHI MAXELL                  Entertainment & Leisure Time                         1,767.48      0.06%
TOKYO STYLE                     Clothing                                             1,754.86      0.06%
MAEDA CORP                      Construction                                         1,751.15      0.06%
TANABE SEIYAKU                  Drugs                                                1,742.55      0.06%
TERUMO CORP                     Drugs                                                1,741.95      0.06%
HASEKO                          Homebuilding                                         1,735.40      0.06%
IZUMIYA                         Retail -- Grocery Chains                             1,729.71      0.06%
ITOHAM FOODS                    Food Processors                                      1,727.53      0.06%
SANWA SHUTTER                   Building Materials                                   1,719.14      0.06%
DAISHOWA PAPER MFG              Paper & Paper Products                               1,704.53      0.06%
DAITO TRUST CONSTUCT            Homebuilding                                         1,680.63      0.06%
LION                            Soaps                                                1,673.33      0.06%
ZEXEL CORPN                     Auto Parts -- Original Equipment                     1,673.71      0.06%
SHIMACHU                        Retail -- General Merchandise                        1,647.76      0.06%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
TOYOTA TSUSHO Y50               Fabricated Metal Products                            1,634.81      0.06%
MINOLTA CAMERA                  Office Equipment                                     1,631.98      0.06%
HANWA                           Wholesale -- Durables                                1,617.45      0.06%
DAIFUKU                         Machinery -- Farm Equipment                          1,608.83      0.06%
SATO KOGYO CO Y50               Construction                                         1,609.69      0.06%
DAINIPPON PHARM                 Drugs                                                1,599.35      0.06%
KISSEI PHARMACUTICAL            Drugs                                                1,596.71      0.06%
JAPAN SYNTH RUBBER              Tyre & Rubber Goods                                  1,579.65      0.06%
KOKUSAI ELECTRIC                Communications Equipment                             1,518.30      0.05%
GREEN CROSS                     Drugs                                                1,495.83      0.05%
JAPAN RADIO                     Communications Equipment                             1,471.32      0.05%
BROTHER INDS                    Office Equipment                                     1,461.41      0.05%
NIPPON SANSO                    Chemicals, Fibres, Paints & Gases                    1,459.96      0.05%
KIKKOMAN                        Food Processors                                      1,452.90      0.05%
UNITIKA                         Chemicals, Fibres, Paints & Gases                    1,448.83      0.05%
FUJI FIRE & MARINE              Insurance -- Property & Casualty                     1,443.58      0.05%
TOYO INK                        Chemicals, Fibres, Paints & Gases                    1,442.24      0.05%
NISSAN FIRE & MARINE            Insurance -- Property & Casualty                     1,433.05      0.05%
TOA                             Construction                                         1,431.78      0.05%
FUDO CONSTRUCTION               Construction                                         1,427.89      0.05%
NIPPON SHARYO                   Auto Trucks & Parts                                  1,415.48      0.05%
DAIKYO                          Homebuilding                                         1,383.28      0.05%
NORITAKE                        Household Durables & Appliances                      1,371.30      0.05%
HAZAMA-GUMI                     Construction                                         1,369.53      0.05%
NIPPON PAINT                    Chemicals, Fibres, Paints & Gases                    1,363.61      0.05%
NISSEI SANGYO                   Wholesale -- Durables                                1,360.18      0.05%
IWATANI                         Wholesale -- Nondurables                             1,340.22      0.05%
GUNZE                           Clothing                                             1,307.52      0.05%
NAGASE                          Wholesale -- Durables                                1,303.56      0.05%
NIPPON ZEON                     Chemicals, Fibres, Paints & Gases                    1,302.43      0.05%
YAMATAKE HONEYWELL              Instrumentation & Control Equipment                  1,302.89      0.05%
KANSAI PAINT                    Chemicals, Fibres, Paints & Gases                    1,298.83      0.05%
YOSHITOMI PHARM                 Drugs                                                1,296.99      0.05%
TOSHOKU                         Wholesale -- Nondurables                             1,291.09      0.05%
ANRITSU                         Communications Equipment                             1,285.20      0.05%
MATSUSHITA REFRIGER             Household Durables & Appliances                      1,283.87      0.05%
HANSHIN ELECT RAIL              Rail & Road Transport                                1,282.06      0.05%
EZAKI GLICO                     Food -- Sugar & Confectionary                        1,273.73      0.04%
KANEBO                          Textile Products                                     1,272.71      0.04%
ATSUGI NYLON                    Clothing                                             1,265.25      0.04%
OKUMA MACHINERY                 Machine Tools                                        1,258.80      0.04%
DOWA MINING                     Non-Ferrous Metals                                   1,243.31      0.04%
MITSUMI ELECTRIC                Electronics                                          1,240.43      0.04%
JAPAN STORAGE BATTRY            Auto Parts -- Original Equipment                     1,236.23      0.04%
NHK SPRING                      Auto Parts -- Original Equipment                     1,230.33      0.04%
NIPPON SUISAN                   Food Processors                                      1,230.27      0.04%
NOK                             Auto Parts -- Original Equipment                     1,225.38      0.04%
NIPPON KAYAKU                   Drugs                                                1,204.80      0.04%
TOYO CONSTRUCTION               Construction                                         1,203.82      0.04%
AMANO CORP                      Instrumentation & Control Equipment                  1,199.35      0.04%
MIZUNO                          Entertainment & Leisure Time                         1,187.57      0.04%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
TEKKEN CONSTRUCTION             Construction                                         1,187.12      0.04%
MORINAGA MILK                   Food Processors                                      1,177.73      0.04%
SANKYU                          Rail & Road Transport                                1,170.82      0.04%
TSUBAKIMOTO CHAIN               Machinery -- Industrial & Speciality                 1,158.12      0.04%
NAVIX LINE LTD                  Sea Transport                                        1,155.19      0.04%
SANYO CHEMICAL                  Chemicals, Fibres, Paints & Gases                    1,138.51      0.04%
STANLEY ELECTRIC                Auto Parts -- Original Equipment                     1,137.70      0.04%
KANEMATSU CORPN                 Wholesale -- Durables                                1,135.66      0.04%
MISAWA HOMES                    Homebuilding                                         1,125.28      0.04%
KDD                             Telephone Companies                                  1,121.51      0.04%
MITSUI-SOKO                     Storage, Warehousing & Supporting Transport
                                 Services                                            1,119.05      0.04%
HITACHI KOKI                    Electrical Equipment                                 1,116.72      0.04%
TOKYU CONSTRUCTION              Construction                                         1,109.81      0.04%
NISSHIN OIL MILLS               Food Processors                                      1,107.14      0.04%
NISSAN DIESEL MOTOR             Automobiles                                          1,102.61      0.04%
KOITO MFG                       Auto Parts -- Original Equipment                     1,090.37      0.04%
YASKAWA ELECTRIC                Electrical Equipment                                 1,085.08      0.04%
TOKAI CARBON                    Ceramic & Glass                                      1,074.85      0.04%
MERCIAN CORPN.                  Beverages -- Distillers                              1,066.06      0.04%
JAPAN STEEL WORKS               Machinery -- Industrial & Speciality                 1,062.30      0.04%
NIIGATA ENG                     Machinery                                            1,055.48      0.04%
KUREHA CHEMICAL                 Chemicals, Fibres, Paints & Gases                    1,041.90      0.04%
SHOWA ELEC WIRE                 Fabricated Metal Products                            1,034.89      0.04%
ISEKI & CO                      Machinery -- Farm Equipment                          1,034.58      0.04%
KURABO INDS                     Textile Products                                     1,033.61      0.04%
ISHIHARA SANGYO                 Chemicals, Fibres, Paints & Gases                    1,029.88      0.04%
YUASA CORP                      Auto Parts -- Original Equipment                     1,018.57      0.04%
MARUHA CORP                     Food Processors                                      1,014.98      0.04%
SUMITOMO LT METAL               Non-Ferrous Metals                                   1,012.50      0.04%
DENNY'S JAPAN CO                Restaurants & Hotels                                   983.78      0.03%
TOSHIBA MACHINERY               Machinery -- Industrial & Speciality                   982.44      0.03%
SHOWA SANGYO                    Food Processors                                        974.71      0.03%
CALSONIC CORPORATION            Auto Parts -- Original Equipment                       966.83      0.03%
SHOWA ALUMINIUM                 Non-Ferrous Metals                                     968.75      0.03%
NITSUKO                         Communications Equipment                               965.48      0.03%
RENOWN                          Clothing                                               965.61      0.03%
MARUDAI FOOD                    Food Processors                                        949.70      0.03%
TOBISHIMA                       Construction                                           949.10      0.03%
NIPPON FLOUR MILLS              Food Processors                                        941.00      0.03%
HATTORI SEIKO                   Instrumentation & Control Equipment                    936.69      0.03%
SANDEN                          Auto Parts -- Original Equipment                       926.25      0.03%
YAMATO KOGYO                    Iron & Steel                                           925.23      0.03%
SUMITOMO WAREHOUSE              Storage, Warehousing & Supporting Transport
                                 Services                                              915.78      0.03%
NACHI-FUJIKOSHI                 Machinery -- Industrial & Speciality                   909.61      0.03%
MITSUBISHI PLASTICS             Building Materials                                     909.19      0.03%
TOYO TIRE                       Tyre & Rubber Goods                                    908.92      0.03%
SANRIO                          Entertainment & Leisure Time                           906.10      0.03%
TOEI                            Entertainment & Leisure Time                           901.98      0.03%
SHOCHIKU                        Entertainment & Leisure Time                           882.72      0.03%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
RYOBI                           Machinery -- Industrial & Speciality                   880.97      0.03%
HEIWA REAL ESTATE               Real Estate                                            873.17      0.03%
MIKUNI COCA COLA                Beverages -- Soft Drinks                               836.58      0.03%
KAKEN PHARMACEUTICAL            Drugs                                                  827.62      0.03%
TOKYO ROPE                      Fabricated Metal Products                              829.54      0.03%
NITTO BOSEKI                    Textile Products                                       825.95      0.03%
NIPPON ROAD                     Construction                                           823.29      0.03%
MAKINO MILLING MACHINE CO       Machine Tools                                          807.43      0.03%
NISSIN ELECTRIC                 Electrical Equipment                                   801.78      0.03%
NIPPON YAKIN KOGYO              Iron & Steel                                           772.27      0.03%
MITSUBISHI STEEL                Iron & Steel                                           753.82      0.03%
CENTRAL GLASS                   Ceramic & Glass                                        750.86      0.03%
JAPAN METALS & CHEM             Iron & Steel                                           748.85      0.03%
JAPAN WOOL                      Textile Products                                       748.33      0.03%
KAGOME                          Beverages -- Soft Drinks                               719.26      0.03%
YAMAMURA GLASS                  Containers                                             720.49      0.03%
TOYO KANETSU                    Energy Equipment & Services                            716.07      0.03%
SEIYO FOOD SYSTEMS              Restaurants & Hotels                                   713.30      0.03%
ROYAL CO                        Restaurants & Hotels                                   689.46      0.02%
SETTSU                          Paper & Paper Products                                 689.91      0.02%
NIPPON TV                       Broadcasting Media                                     678.00      0.02%
GAKKEN                          Publishing                                             671.03      0.02%
ASICS CORP                      Footwear                                               655.44      0.02%
TOKICO                          Auto Parts -- Original Equipment                       639.53      0.02%
NAGASAKIYA                      Retail -- Department Stores                            637.30      0.02%
YOMIURI LAND                    Entertainment & Leisure Time                           633.87      0.02%
IWATSU ELECTRIC                 Communications Equipment                               633.23      0.02%
MITSUBOSHI BELTING              Tyre & Rubber Goods                                    612.94      0.02%
GUN-EI CHEMICAL                 Chemicals, Fibres, Paints & Gases                      604.44      0.02%
PRIMA MEAT PACKERS              Food Processors                                        604.02      0.02%
TOSHIBA ENG & CONSTR            Heavy Engineering & Shipbuilding                       601.17      0.02%
TOKYU CAR                       Fabricated Metal Products                              594.38      0.02%
NICHIRO GYOGYO                  Food Processors                                        590.01      0.02%
ASAHI OPTICAL                   Photography                                            583.47      0.02%
TOKYO BROADCASTING              Broadcasting Media                                     576.31      0.02%
TAKAOKA ELECTRIC                Electrical Equipment                                   573.09      0.02%
CENTRAL FINANCE                 Financial Services                                     564.94      0.02%
CALPIS FOOD INDS                Beverages -- Soft Drinks                               525.23      0.02%
FUJIYA                          Food -- Sugar & Confectionary                          525.44      0.02%
NIHON NOSAN KOGYO               Agriculture & Fishing                                  527.31      0.02%
SHOKUSAN JUTAKU SOGO            Construction                                           528.03      0.02%
NIPPON SIGNAL                   Machinery -- Industrial & Speciality                   511.55      0.02%
HYOGO BANK                      Commercial Banks & Other Banks                           3.24      0.00%
FT-JAPAN                                                                         2,846,585.17

                                                                      APPENDIX G

                         FT/S&P-Actuaries World Indices
                 South Africa Component as of 29 December 1995


                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
ANGLO AMER CORP                 Precious Metals & Minerals                          14,081.27     10.05%
DE BEERS/CENTENARY              Precious Metals & Minerals                          11,524.54      8.23%
SA BREWERIES                    Beverages -- Brewers                                10,786.24      7.70%
LIBERTY LIFE ASSOC.             Insurance -- Life & Agents & Brokers                 7,560.42      5.40%
STANDARD BK. INV.               Commercial Banks & Other Banks                       5,748.81      4.10%
REMBRANDT GP                    Tobacco Manufacturers                                5,011.66      3.58%
SASOL                           Oil -- Crude Producers                               4,876.15      3.48%
GENCOR                          Precious Metals & Minerals                           4,832.76      3.45%
LIBERTY HLDGS.                  Insurance -- Life & Agents & Brokers                 4,008.55      2.86%
FIRST NATL. BANK                Commercial Banks & Other Banks                       4,000.46      2.86%
NEDCOR                          Commercial Banks & Other Banks                       3,669.83      2.62%
SMITH (CG) LTD.                 Diversified Holding Companies                        3,617.44      2.58%
ANGLO AMERICAN IND              Diversified Holding Companies                        3,033.61      2.17%
GFSA                            Precious Metals & Minerals                           2,896.25      2.07%
Barlow Limited                  Diversified Holding Companies                        2,874.03      2.05%
NAMPAK                          Paper & Paper Products                               2,805.17      2.00%
TIGER OATS                      Food Processors                                      2,604.21      1.86%
DRIEFONTEIN CONSOL              Precious Metals & Minerals                           2,588.12      1.85%
REMBRANDT CONTROLLING INV.      Diversified Holding Companies                        2,468.80      1.76%
ANGLOVAAL INDS.                 Diversified Holding Companies                        2,394.10      1.71%
SAMANCOR                        Mining & Extractive Industries                       2,384.46      1.70%
SAPPI                           Paper & Paper Products                               2,367.47      1.69%
MURRAY & ROBERTS                Construction                                         2,330.78      1.66%
JOHNNIC                         Diversified Industrials                              2,272.21      1.62%
ISCOR                           Iron & Steel                                         2,126.49      1.52%
SOUTHERN LIFE ASSOC             Insurance -- Life & Agents & Brokers                 2,113.92      1.51%
RUSTENBURG PLATINUM             Precious Metals & Minerals                           2,103.88      1.50%
SAFREN                          Sea Transport                                        2,020.13      1.44%
AMGOLD                          Precious Metals & Minerals                           1,967.28      1.40%
ANGLOVAAL LTD. (N.)             Diversified Holding Companies                        1,865.32      1.33%
TONGAAT-HULETT GP               Food -- Sugar & Confectionary                        1,584.04      1.13%
PREMIER GROUP HLDG              Food Processors                                      1,380.91      0.99%
GENBEL                          Investment Companies                                 1,336.38      0.95%
KLOOF GOLD MINING               Precious Metals & Minerals                           1,330.68      0.95%
REUNERT                         Electrical Equipment                                 1,313.28      0.94%
MID WITS                        Precious Metals & Minerals                           1,279.33      0.91%
VAAL REEFS EXP & MNG            Precious Metals & Minerals                           1,237.43      0.88%
JCI                             Precious Metals & Minerals                           1,177.35      0.84%
IMPALA PLATINUM                 Precious Metals & Minerals                           1,134.63      0.81%
WOOLTRU A                       Retail -- General Merchandise                        1,101.86      0.79%
AMPLATS                         Precious Metals & Minerals                             971.46      0.69%
WESTERN DEEP LEVEL              Precious Metals & Minerals                             927.44      0.66%
WOOLTRU LTD                     Retail -- General Merchandise                          893.50      0.64%
FREEGOLD                        Precious Metals & Minerals                             889.40      0.63%
HIGHVELD STEEL                  Iron & Steel                                           623.99      0.45%
FT-SOUTH AFRICA                                                                    140,116.03

                                                                      APPENDIX H

                         FT/S&P-Actuaries World Indices
                United Kingdom Component as of 29 December 1995

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
GLAXO WELLCOME                  Drugs                                               49,765.54      4.56%
BRITISH PETROLEUM               Oil Internationals                                  46,629.75      4.27%
SHELL TRANS & TRAD              Oil Internationals                                  43,824.29      4.02%
BRITISH TELECOM                 Telephone Companies                                 34,569.22      3.17%
BAT INDUSTRIES                  Tobacco Manufacturers                               27,221.05      2.49%
HSBC HOLDINGS (HK$10)           Commercial Banks & Other Banks                      27,041.66      2.48%
LLOYDS TSB GROUP                Commercial Banks & Other Banks                      26,149.85      2.40%
MARKS & SPENCER                 Retail -- General Merchandise                       19,626.18      1.80%
BTR                             Diversified Industrials                             19,263.47      1.77%
BARCLAYS                        Commercial Banks & Other Banks                      18,611.26      1.71%
ZENECA                          Drugs                                               18,304.05      1.68%
NATL WESTMINSTER BANK           Commercial Banks & Other Banks                      17,805.59      1.63%
BRITISH GAS                     Natural Gas Utilities                               17,268.42      1.58%
UNILEVER                        Food Processors                                     16,734.70      1.53%
CABLE & WIRELESS                Telephone Companies                                 15,787.56      1.45%
RTZ (REG)                       Non-Ferrous Metals                                  15,527.00      1.42%
HANSON                          Diversified Holding Companies                       15,506.06      1.42%
SMITHKLINE BEECHAM A            Drugs                                               15,408.00      1.41%
REUTERS HOLDINGS                Publishing                                          15,345.00      1.41%
GENERAL ELECTRIC                Electronics                                         15,180.47      1.39%
GRAND METROPOLITAN              Beverages -- Brewers                                15,062.16      1.38%
GUINNESS                        Beverages -- Distillers                             14,886.67      1.36%
SMITHKLINE BEECH/SMITH BECK     Drugs                                               14,277.63      1.31%
 UNIT
HSBC HOLDINGS (ORD 75P)         Commercial Banks & Other Banks                      13,427.60      1.23%
ABBEY NATIONAL                  Commercial Banks & Other Banks                      13,036.86      1.19%
PRUDENTIAL CORP                 Insurance -- Life & Agents & Brokers                12,304.73      1.13%
SAINSBURY (J)                   Retail -- Grocery Chains                            11,143.00      1.02%
VODAFONE GROUP                  Telephone Companies                                 10,929.68      1.00%
BRIT SKY BROADCASTNG            Broadcasting Media                                  10,823.93      0.99%
GREAT UNIVERSAL STORES          Retail -- Miscellaneous & Speciality                10,688.53      0.98%
THORN-EMI                       Entertainment & Leisure Time                        10,127.22      0.93%
TESCO                           Retail -- Grocery Chains                             9,914.00      0.91%
BASS                            Beverages -- Brewers                                 9,801.65      0.90%
BOOTS                           Retail -- General Merchandise                        8,657.77      0.79%
REED INTL                       Publishing                                           8,612.29      0.79%
I.C.I                           Chemicals (Diversified)                              8,580.61      0.79%
ALLIED DOMECQ                   Beverages -- Brewers                                 8,427.89      0.77%
STANDARD CHARTERED              Commercial Banks & Other Banks                       8,249.79      0.76%
CADBURY SCHWEPPES               Food Processors                                      8,173.51      0.75%
NATIONAL POWER                  Electric Utilities & Water Works Supply              7,945.48      0.73%
BAA                             Storage, Warehousing & Supporting Transport
                                 Services                                            7,765.09      0.71%
ROYAL BANK SCOTLAND             Commercial Banks & Other Banks                       7,348.96      0.67%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
BOC GROUP                       Chemicals, Fibres, Paints & Gases                    6,724.65      0.62%
COMMERCIAL UNION                Insurance -- Multiline                               6,488.93      0.59%
RANK ORGANISATION               Entertainment & Leisure Time                         6,021.48      0.55%
POWERGEN                        Electric Utilities & Water Works Supply              6,014.72      0.55%
ARGYLL GROUP                    Retail -- Grocery Chains                             6,014.56      0.55%
GRANADA GROUP                   Entertainment & Leisure Time                         5,856.56      0.54%
SCOT & NEWCASTLE                Beverages -- Brewers                                 5,834.10      0.53%
KINGFISHER                      Retail -- General Merchandise                        5,630.66      0.52%
SCOTTISH POWER                  Electric Utilities & Water Works Supply              5,394.38      0.49%
PEARSON                         Publishing                                           5,383.10      0.49%
SIEBE                           Diversified Industrials                              5,284.70      0.48%
TOMKINS                         Fabricated Metal Products                            5,188.00      0.48%
ASSD BRITISH FOODS              Food Processors                                      5,153.91      0.47%
BRITISH STEEL                   Iron & Steel                                         5,142.87      0.47%
BANK OF SCOTLAND                Commercial Banks & Other Banks                       5,132.03      0.47%
RENTOKIL GP                     Chemicals, Fibres, Paints & Gases                    5,129.87      0.47%
LEGAL & GENERAL GROUP           Insurance -- Life & Agents & Brokers                 5,126.56      0.47%
WHITBREAD (ORD.)                Beverages -- Brewers                                 5,093.62      0.47%
ASDA GROUP                      Retail -- Grocery Chains                             5,013.85      0.46%
NORTH WEST WATER                Electric Utilities & Water Works Supply              4,964.81      0.46%
LAND SECURITIES                 Real Estate                                          4,886.90      0.45%
LLOYDS ABBEY LIFE               Insurance -- Life & Agents & Brokers                 4,866.22      0.45%
FORTE                           Restaurants & Hotels                                 4,862.19      0.45%
GENERAL ACCIDENT                Insurance -- Multiline                               4,842.05      0.44%
SUN ALLIANCE GROUP              Insurance -- Multiline                               4,726.94      0.43%
RECKITT & COLMAN                Health Care                                          4,693.76      0.43%
P. & O. DEFD STOCK              Sea Transport                                        4,468.91      0.41%
GKN                             Auto Parts -- Original Equipment                     4,219.07      0.39%
SEVERN TRENT WATER              Electric Utilities & Water Works Supply              3,912.54      0.36%
ROYAL INSURANCE HDGS            Insurance -- Multiline                               3,903.90      0.36%
BLUE CIRCLE INDS                Building Materials                                   3,897.16      0.36%
WOLSELEY                        Building Materials                                   3,865.61      0.35%
SOUTHERN ELECTRIC               Electric Utilities & Water Works Supply              3,842.04      0.35%
GUARDIAN ROYAL EXCHANGE         Insurance -- Multiline                               3,823.63      0.35%
3I GROUP                        Investment Trusts                                    3,809.36      0.35%
RMC GP                          Building Materials                                   3,809.55      0.35%
THAMES WATER                    Electric Utilities & Water Works Supply              3,510.07      0.32%
CARLTON COMMS                   Broadcasting Media                                   3,467.48      0.32%
TI GROUP                        Machinery -- Industrial & Speciality                 3,343.00      0.31%
COOKSON GROUP                   Chemicals, Fibres, Paints & Gases                    3,224.63      0.30%
SCHRODERS                       Financial Institutions                               3,199.15      0.29%
SMITH & NEPHEW                  Health Care                                          3,193.47      0.29%
VENDOME UNITS                   Diversified Consumer Goods & Services                3,168.31      0.29%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
PILKINGTON                      Building Materials                                   3,143.11      0.29%
REDLAND                         Building Materials                                   3,131.57      0.29%
ENTERPRISE OIL                  Oil -- Crude Producers                               3,041.81      0.28%
SMITHS INDUSTRIES               Aircraft Manufacturers                               2,982.77      0.27%
BURTON GROUP                    Retail -- Miscellaneous & Speciality                 2,970.30      0.27%
WILLIAMS HLDGS.                 Diversified Industrials                              2,947.18      0.27%
BURMAH CASTROL                  Petroleum Products & Refineries                      2,913.71      0.27%
TATE & LYLE                     Food Processors                                      2,909.35      0.27%
ARGOS                           Retail -- Department Stores                          2,815.89      0.26%
DIXONS GROUP                    Retail -- Miscellaneous & Speciality                 2,776.87      0.25%
REXAM                           Forestry Products                                    2,768.00      0.25%
GREENALLS GROUP                 Beverages -- Brewers                                 2,699.07      0.25%
LADBROKE GROUP                  Entertainment & Leisure Time                         2,652.73      0.24%
NEXT                            Retail -- Miscellaneous & Speciality                 2,650.58      0.24%
FOR & COL IT                    Investment Trusts                                    2,643.53      0.24%
LASMO                           Oil -- Crude Producers                               2,623.16      0.24%
COURTAULDS                      Chemicals, Fibres, Paints & Gases                    2,557.57      0.23%
BRITISH LAND                    Real Estate                                          2,549.31      0.23%
ANGLIAN WATER                   Electric Utilities & Water Works Supply              2,522.25      0.23%
MEPC                            Real Estate                                          2,492.91      0.23%
MERCURY ASSET MANAGE            Financial Institutions                               2,464.20      0.23%
LUCAS INDS                      Auto Parts -- Original Equipment                     2,460.92      0.23%
SEARS                           Retail -- General Merchandise                        2,456.07      0.23%
BPB INDS                        Building Materials                                   2,360.30      0.22%
ELECTROCOMPONENTS               Electronics                                          2,360.08      0.22%
DE LA RUE                       Printing                                             2,258.18      0.21%
MIDLANDS ELECTRICITY            Electric Utilities & Water Works Supply              2,250.55      0.21%
TELEWEST PLC                    Telephone Companies                                  2,213.85      0.20%
STOREHOUSE                      Retail -- General Merchandise                        2,158.03      0.20%
SCOT HYDRO-ELECTRIC             Electric Utilities & Water Works Supply              2,144.63      0.20%
LONRHO                          Diversified Holding Companies                        2,122.76      0.19%
UNITED NEWS & MEDIA             Publishing -- Newspapers                             2,115.91      0.19%
UNITED BISCUITS                 Food Processors                                      2,097.28      0.19%
ARJO WIGGINS APPLETON           Paper & Paper Products                               2,096.39      0.19%
EAST MIDLAND ELECT              Electric Utilities & Water Works Supply              2,052.81      0.19%
INCHCAPE                        Wholesale -- Durables                                2,040.69      0.19%
LAPORTE                         Chemicals (Diversified)                              2,020.72      0.19%
YORKSHIRE ELECT                 Electric Utilities & Water Works Supply              1,910.53      0.18%
COATS VIYELLA                   Textile Products                                     1,895.02      0.17%
BET                             Diversified Holding Companies                        1,872.39      0.17%
BBA GROUP                       Auto Parts -- Original Equipment                     1,860.41      0.17%
SMITH (W H)                     Retail -- Miscellaneous & Speciality                 1,847.90      0.17%
HILLSDOWN                       Food Processors                                      1,826.72      0.17%
CARADON                         Building Materials                                   1,819.82      0.17%
DALGETY                         Food Processors                                      1,817.76      0.17%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
LONDON ELECTRICITY              Electric Utilities & Water Works Supply              1,768.01      0.16%
HARRISONS & CROSFIELD           Wholesale -- Nondurables                             1,765.10      0.16%
IMI                             Fabricated Metal Products                            1,753.05      0.16%
JOHNSON MATTHEY                 Precious Metals & Minerals                           1,752.42      0.16%
BRITISH AIRWAYS                 Airlines                                             1,735.31      0.16%
PROVIDENT FINANCIAL             Financial Institutions                               1,717.39      0.16%
ASSD BRITISH PORTS              Sea Transport                                        1,707.82      0.16%
BRITISH AEROSPACE               Aircraft Manufacturers                               1,561.58      0.14%
MAI                             Financial Services                                   1,553.36      0.14%
HAMMERSON PLC                   Real Estate                                          1,551.15      0.14%
WITAN INV                       Investment Trusts                                    1,544.08      0.14%
NORTHERN FOODS                  Food Processors                                      1,533.16      0.14%
NFC                             Storage, Warehousing & Supporting Transport
                                 Services                                            1,531.55      0.14%
FARNELL ELECTRONICS             Electronics                                          1,521.75      0.14%
BICC                            Electrical Equipment                                 1,517.20      0.14%
ENGLISH CHINA CLAYS             Building Materials                                   1,505.42      0.14%
UNIGATE                         Food Processors                                      1,501.23      0.14%
EDINBURGH INV TRUST             Investment Trusts                                    1,500.70      0.14%
TARMAC                          Construction                                         1,479.55      0.14%
M & G GROUP                     Financial Services                                   1,457.85      0.13%
FKI                             Machinery                                            1,443.86      0.13%
BUNZL                           Paper & Paper Products                               1,372.56      0.13%
T & N                           Diversified Industrials                              1,335.80      0.12%
SLOUGH ESTATES                  Real Estate                                          1,327.90      0.12%
MORGAN CRUCIBLE                 Diversified Industrials                              1,315.45      0.12%
VICKERS                         Machinery -- Industrial & Speciality                 1,307.82      0.12%
ROLLS-ROYCE                     Aerospace & Defence                                  1,264.09      0.12%
BOWTHORPE                       Electronics                                          1,261.51      0.12%
BOOKER                          Food Processors                                      1,254.19      0.11%
KWIK SAVE GROUP                 Retail -- Grocery Chains                             1,217.12      0.11%
GLYNWED INTL                    Machinery -- Industrial & Speciality                 1,209.04      0.11%
HEPWORTH                        Building Materials                                   1,207.54      0.11%
CHARTER                         Building Materials                                   1,163.02      0.11%
ALLIED COLLOIDS                 Chemicals, Fibres, Paints & Gases                    1,111.91      0.10%
RUGBY GROUP                     Building Materials                                   1,089.20      0.10%
INVESCO                         Financial Services                                   1,035.03      0.09%
SEDGWICK GP                     Insurance -- Agents & Brokers                        1,026.51      0.09%
ELECTRA INV TRUST               Investment Trusts                                      982.23      0.09%
FIRST LEISURE CORP              Entertainment & Leisure Time                           967.80      0.09%
WILLIS CORROON GROUP            Insurance -- Agents & Brokers                          917.88      0.08%
GREAT PORTLAND EST              Real Estate                                            874.07      0.08%
SCAPA GP                        Diversified Industrials                                821.91      0.08%
WIMPEY (G)                      Construction                                           807.53      0.07%
SCHRODERS NON/VTG               Financial Institutions                                 768.72      0.07%
MEYER INTL                      Building Materials                                     757.28      0.07%
HALMA                           Machinery                                              730.05      0.07%
SPIRAX-SARCO ENG                Machinery -- Industrial & Speciality                   722.85      0.07%
BARRATT DEVELOPMENTS            Homebuilding                                           705.97      0.06%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
TAYLOR WOODROW                  Construction                                           703.64      0.06%
HIGHLAND DISTILLERIES           Beverages -- Distillers                                666.96      0.06%
FLEMING MERCANTILE INV TRUST    Investment Trusts                                      644.99      0.06%
BRIXTON ESTATE                  Real Estate                                            638.23      0.06%
EUROTUNNEL UNITS ORD            Rail & Road Transport                                  621.12      0.06%
VAUX GROUP                      Beverages -- Brewers                                   615.74      0.06%
MCKECHNIE                       Fabricated Metal Products                              606.85      0.06%
MARLEY                          Building Materials                                     578.06      0.05%
COURTAULDS TEXTILES             Textile Products                                       571.81      0.05%
HAMBROS                         Financial Institutions                                 564.09      0.05%
TR SMALLER COMPANIES INV. TST.  Investment Trusts                                      562.32      0.05%
TR CITY OF LON (DFD)            Investment Trusts                                      547.83      0.05%
CHRISTIES INTL                  Retail -- Miscellaneous & Speciality                   535.93      0.05%
ALBERT FISHER                   Wholesale -- Nondurables                               530.55      0.05%
WILSON (CONNOLLY)               Construction                                           514.05      0.05%
BRYANT GROUP                    Homebuilding                                           486.12      0.04%
BRADFORD PROPERTY TRUST         Real Estate                                            469.45      0.04%
TRAFALGAR HOUSE                 Diversified Holding Companies                          464.19      0.04%
MERCHANTS TRUST                 Investment Trusts                                      454.37      0.04%
AMSTRAD                         Electronics                                            354.70      0.03%
DIPLOMA                         Electronics                                            338.70      0.03%
APV                             Machinery                                              335.44      0.03%
DAWSON INTL                     Clothing                                               326.29      0.03%
BAIRD (WILLIAM)                 Textile Products                                       313.37      0.03%
BILTON                          Real Estate                                            284.45      0.03%
LAING (JOHN)                    Construction                                           197.20      0.02%
LAING (JOHN) 'A'                Construction                                           192.34      0.02%
FT-UK                                                                            1,091,274.35

                                                                      APPENDIX I

                         FT/S&P-Actuaries World Indices
                      US Component as of 29 December 1995

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
GENERAL ELECTRIC CO             Electrical Equipment                               121,134.74      2.45%
AMER TEL & TEL                  Telephone Companies                                102,715.97      2.08%
EXXON CORP                      Oil Internationals                                  99,489.45      2.02%
COCA-COLA                       Beverages -- Soft Drinks                            93,136.38      1.89%
MERCK & CO                      Drugs                                               80,959.16      1.64%
PHILIP MORRIS                   Tobacco Manufacturers                               75,543.61      1.53%
PROCTER & GAMBLE                Soaps                                               56,985.64      1.15%
JOHNSON & JOHNSON               Health Care                                         55,453.00      1.12%
IBM                             Computers                                           52,180.34      1.06%
MICROSOFT CORP                  Computer Software & Services                        51,974.85      1.05%
WAL-MART STORES                 Retail--General Merchandise                         51,340.44      1.04%
INTEL                           Electronics                                         46,603.10      0.94%
MOBIL CORP                      Oil Internationals                                  44,181.00      0.90%
PEPSICO                         Beverages -- Soft Drinks                            44,025.31      0.89%
AMER INTL GROUP                 Insurance -- Multiline                              43,853.51      0.89%
BRISTOL MYERS SQUIBB CO         Health Care                                         43,329.69      0.88%
BELLSOUTH CORP                  Telephone Companies                                 43,199.00      0.88%
HEWLETT-PACKARD                 Computers                                           42,863.25      0.87%
GTE CORP                        Telephone Companies                                 42,619.28      0.86%
PFIZER                          Drugs                                               40,077.70      0.81%
GENERAL MOTORS                  Automobiles                                         39,624.47      0.80%
DU PONT E I DE NEMOURS          Chemicals (Diversified)                             38,803.19      0.79%
BERKSHIRE HATHAWAY INC DEL      Diversified Holding Companies                       38,327.40      0.78%
AMOCO                           Petroleum Products & Refineries                     35,285.66      0.71%
SBC COMMUNICATIONS              Telephone Companies                                 35,066.95      0.71%
CHEVRON CORP                    Oil Internationals                                  34,242.29      0.69%
FED NATL MORTGAGE               Financial Institutions                              33,861.55      0.69%
MOTOROLA                        Electronics                                         33,684.89      0.68%
ABBOTT LABS                     Health Care                                         33,130.25      0.67%
AMERITECH                       Telephone Companies                                 32,698.16      0.66%
MCDONALD'S CORP                 Restaurants & Hotels                                31,419.59      0.64%
FORD MOTOR                      Automobiles                                         31,148.58      0.63%
LILLY (ELI)                     Drugs                                               31,023.56      0.63%
DISNEY (WALT) PRODS             Entertainment & Leisure Time                        30,843.67      0.62%
AMER HOME PRODUCTS              Drugs                                               30,059.14      0.61%
BELL ATLANTIC                   Telephone Companies                                 29,197.56      0.59%
CITICORP                        Commercial Banks & Other Banks                      28,585.42      0.58%
MINNESOTA MINING                Diversified Consumer Goods & Services               27,839.05      0.56%
BOEING                          Aircraft Manufacturers                              26,839.05      0.54%
BANKAMERICA                     Commercial Banks & Other Banks                      24,108.76      0.49%
NYNEX CORP                      Telephone Companies                                 23,219.51      0.47%
GILLETTE                        Cosmetics                                           23,113.58      0.47%
KIMBERLY-CLARK                  Paper & Paper Products                              23,045.46      0.47%
EASTMAN KODAK                   Photography                                         22,921.17      0.46%
HOME DEPOT INC                  Retail -- General Merchandise                       22,827.66      0.46%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
GENERAL MOTORS 'E'              Computer Software & Services                        22,822.90      0.46%
COLUMBIA HEALTHCARE CORP        Hospital Supply & Management                        22,515.54      0.46%
CHRYSLER                        Automobiles                                         21,184.32      0.43%
TEXACO                          Oil Internationals                                  20,732.64      0.42%
CISCO SYSTEMS                   Communications Equipment                            20,615.31      0.42%
SCHERING-PLOUGH                 Drugs                                               20,385.34      0.41%
AMERICAN EXPRESS                Financial Institutions                              20,042.26      0.41%
TRAVELERS GROUP                 Financial Institutions                              19,889.88      0.40%
PHARMACIA & UPJOHN              Drugs                                               19,529.58      0.40%
CAP CITIES / ABC                Broadcasting Media                                  18,986.43      0.38%
NATIONSBANK CORP                Commercial Banks & Other Banks                      18,862.94      0.38%
DOW CHEMICAL                    Chemicals (Diversified)                             18,423.05      0.37%
ORACLE SYSTEMS CORP             Computer Software & Services                        18,416.77      0.37%
ALLSTATE CORP                   Insurance -- Property & Casualty                    18,408.17      0.37%
EMERSON ELECTRIC                Electrical Equipment                                18,352.88      0.37%
ATLANTIC RICHFIELD              Petroleum Products & Refineries                     17,810.59      0.36%
MCI COMMS                       Telephone Companies                                 17,798.31      0.36%
ANHEUSER-BUSCH                  Beverages -- Brewers                                17,083.82      0.35%
U S WEST COMMUNICATIONS         Telephone Companies                                 16,831.46      0.34%
KELLOGG                         Food Processors                                     16,796.24      0.34%
SCHLUMBERGER                    Energy Equipment & Services                         16,750.33      0.34%
SOUTHERN CO                     Electric Utilities & Water Works Supply             16,404.12      0.33%
LOCKHEED MARTIN CORP            Aerospace & Defence                                 15,733.00      0.32%
AMGEN INC                       Drugs                                               15,644.00      0.32%
SARA LEE                        Food Processors                                     15,423.07      0.31%
SEARS ROEBUCK & CO              Retail -- General Merchandise                       15,189.88      0.31%
FEDERAL HOME LN MTG CORP        Financial Institutions                              15,093.63      0.31%
VIACOM CLASS B                  Broadcasting Media                                  15,065.30      0.31%
MORGAN (J.P)                    Commercial Banks & Other Banks                      15,050.41      0.30%
CAMPBELL SOUP                   Food Processors                                     14,948.28      0.30%
FIRST DATA                      Business Services                                   14,909.58      0.30%
XEROX CORP                      Office Equipment                                    14,775.72      0.30%
BANC ONE CORP                   Commercial Banks & Other Banks                      14,771.00      0.30%
CHEMICAL BANKING CORP.          Commercial Banks & Other Banks                      14,689.73      0.30%
TIME WARNER INC                 Publishing                                          14,675.31      0.30%
WASTE MANAGEMENT                Engineering Services & Pollution Control            14,536.22      0.29%
PACIFIC TELESIS                 Telephone Companies                                 14,406.13      0.29%
MONSANTO                        Chemicals (Diversified)                             14,244.06      0.29%
AIRTOUCH COMMUNICATIONS         Telephone Companies                                 13,995.42      0.28%
SPRINT CORP                     Telephone Companies                                 13,908.04      0.28%
COMPUTER ASSOC INTL INC         Computer Software & Services                        13,743.67      0.28%
UNION PACIFIC                   Rail & Road Transport                               13,553.69      0.27%
ALLIED SIGNAL                   Diversified Industrials                             13,450.10      0.27%
WARNER-LAMBERT                  Health Care                                         13,149.37      0.27%
MEDTRONIC                       Health Care                                         12,980.15      0.26%
FIRST CHICAGO NBD CORP          Commercial Banks & Other Banks                      12,760.77      0.26%
GENERAL RE CORP                 Insurance -- Property & Casualty                    12,714.34      0.26%
COMPAQ COMPUTER CORPORATION     Computers                                           12,681.60      0.26%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
TELECOM CORP 'A'                Broadcasting Media                                  12,573.80      0.25%
HEINZ (H.J)                     Food Processors                                     12,245.00      0.25%
PACIFIC GAS & ELECTRIC          Electric Utilities & Water Works Supply             11,889.89      0.24%
NORWEST CORP                    Commercial Banks & Other Banks                      11,650.75      0.24%
CATERPILLAR TRACTOR             Machinery -- Construction                           11,604.24      0.24%
UNITED TECHNOLOGIES             Diversified Industrials                             11,575.51      0.23%
ROCKWELL INTL CORP              Aerospace & Defence                                 11,479.59      0.23%
RAYTHEON                        Aerospace & Defence                                 11,452.08      0.23%
UNITED HEALTHCARE               Health Care                                         11,442.59      0.23%
BAXTER INTL INC                 Health Care                                         11,368.77      0.23%
BURLINGTON NORTHERN             Rail & Road Transport                               11,076.00      0.22%
DUN & BRADSTREET                Publishing                                          10,972.79      0.22%
CHASE MANHATTAN                 Commercial Banks & Other Banks                      10,849.21      0.22%
AUTO DATA PROCESS               Computer Software & Services                        10,682.20      0.22%
PENNEY (J.C)                    Retail -- General Merchandise                       10,652.38      0.22%
MAY DEPT STORES                 Retail -- Department Stores                         10,519.00      0.21%
NORFOLK STHN CORP               Rail & Road Transport                               10,400.19      0.21%
FIRST INTERSTATE BK             Commercial Banks & Other Banks                      10,339.06      0.21%
MCDONNELL DOUGLAS               Aircraft Manufacturers                              10,306.21      0.21%
COLGATE-PALMOLIVE               Soaps                                               10,227.21      0.21%
WELLS FARGO & CO DEL            Commercial Banks & Other Banks                      10,144.87      0.21%
FLEET FINANCIAL GROUP           Commercial Banks & Other Banks                      10,016.35      0.20%
CPC INTL                        Food Processors                                     10,002.09      0.20%
NIKE, INC CL 'B'                Footwear                                             9,954.15      0.20%
INTERNATIONAL PAPER             Paper & Paper Products                               9,876.21      0.20%
CONAGRA                         Food Processors                                      9,836.97      0.20%
TEXAS INSTRUMENTS               Electronics                                          9,771.00      0.20%
DUKE POWER                      Electric Utilities & Water Works Supply              9,705.20      0.20%
DIGITAL EQUIPMENT               Computers                                            9,670.76      0.20%
CSX                             Rail & Road Transport                                9,603.33      0.19%
ENRON CORP                      Oil -- Crude Producers                               9,593.20      0.19%
ARCHER-DANIELS                  Food Processors                                      9,543.04      0.19%
FIRST UNION                     Commercial Banks & Other Banks                       9,479.06      0.19%
ALUMINIUM CO AMER               Non-Ferrous Metals                                   9,437.92      0.19%
BANK OF NEW YORK                Commercial Banks & Other Banks                       9,363.90      0.19%
TEXAS UTILITIES                 Electric Utilities & Water Works Supply              9,287.71      0.19%
PPG INDUSTRIES                  Chemicals (Diversified)                              9,280.00      0.19%
DEERE & CO                      Machinery -- Farm Equipment                          9,232.50      0.19%
LOEW'S CORP                     Diversified Holding Companies                        9,235.08      0.19%
GENERAL MILLS                   Food Processors                                      9,159.00      0.19%
MERRILL LYNCH                   Financial Institutions                               8,961.57      0.18%
PHILLIPS PETROLEUM              Petroleum Products & Refineries                      8,943.07      0.18%
U S WEST MEDIA                  Broadcasting Media                                   8,945.39      0.18%
TENNECO                         Diversified Industrials                              8,799.75      0.18%
WEYERHAEUSER                    Forestry Products                                    8,723.96      0.18%
SUN MICROSYSTEMS                Computers                                            8,666.65      0.18%
GANNETT                         Publishing -- Newspapers                             8,605.14      0.17%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
FPL GROUP                       Electric Utilities & Water Works Supply              8,584.01      0.17%
KEYCORP                         Commercial Banks & Other Banks                       8,582.44      0.17%
CHUBB                           Insurance -- Property & Casualty                     8,437.66      0.17%
RJR NABISCO HOLDINGS CORP       Tobacco Manufacturers                                8,419.43      0.17%
AMP                             Electrical Equipment                                 8,349.94      0.17%
ALBERTSONS                      Retail -- Grocery Chains                             8,312.64      0.17%
AMERICAN BRANDS                 Tobacco Manufacturers                                8,292.13      0.17%
MICRON TECHNOLOGY               Electronics                                          8,180.11      0.17%
DEAN WITTER DISCOVER & CO       Financial Institutions                               8,012.28      0.16%
AETNA LIFE & CAS                Insurance -- Multiline                               7,916.31      0.16%
SCECORP                         Electric Utilities & Water Works Supply              7,903.88      0.16%
CIGNA CORP                      Insurance -- Multiline                               7,840.70      0.16%
WACHOVIA CORP                   Commercial Banks & Other Banks                       7,792.42      0.16%
SUNTRUST BANKS                  Commercial Banks & Other Banks                       7,751.46      0.16%
MELLON BK CORP                  Commercial Banks & Other Banks                       7,595.36      0.15%
3COM CORP                       Communications Equipment                             7,562.25      0.15%
AMER ELEC POWER                 Electric Utilities & Water Works Supply              7,530.37      0.15%
CONS EDISON                     Electric Utilities & Water Works Supply              7,518.43      0.15%
PUBLIC SVC ENTERPRISE GROUP     Electric Utilities & Water Works Supply              7,493.88      0.15%
BAY NETWORKS                    Communications Equipment                             7,486.97      0.15%
BOSTON SCIENTIFIC               Hospital Supply & Management                         7,435.55      0.15%
PNC BANK CORP                   Commercial Banks & Other Banks                       7,419.47      0.15%
WALGREEN                        Retail -- Drug Chains                                7,353.46      0.15%
CORNING INC                     Building Materials                                   7,336.16      0.15%
UNOCAL                          Petroleum Products & Refineries                      7,173.95      0.15%
DOMINION RESOURCES              Electric Utilities & Water Works Supply              7,157.33      0.15%
RHONE POULENC RORER INC         Health Care                                          7,150.36      0.14%
AMER GENERAL CORP               Insurance -- Multiline                               7,144.49      0.14%
U.S. HEALTHCARE                 Health Care                                          7,139.19      0.14%
PITNEY BOWES                    Office Equipment                                     7,125.01      0.14%
UNICOM CORP                     Electric Utilities & Water Works Supply              7,035.39      0.14%
APPLIED MATERIALS               Machinery -- Industrial & Speciality                 7,022.22      0.14%
CARNIVAL CORP 'A'               Entertainment & Leisure Time                         6,941.71      0.14%
GOODYEAR TIRE                   Tyre & Rubber Goods                                  6,912.34      0.14%
WESTINGHOUSE ELEC               Electrical Equipment                                 6,851.81      0.14%
OCCIDENTAL PETROL               Petroleum Products & Refineries                      6,806.85      0.14%
WORLDCOM INC                    Telephone Companies                                  6,807.76      0.14%
MATTEL INC                      Toys                                                 6,791.11      0.14%
ILLINOIS TOOL                   Diversified Industrials                              6,735.15      0.14%
PECO ENERGY CO                  Electric Utilities & Water Works Supply              6,687.03      0.14%
ENTERGY CORP.                   Electric Utilities & Water Works Supply              6,661.86      0.14%
RALSTON PURINA                  Agriculture & Fishing                                6,606.26      0.13%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
FIRST BANK SYSTEM               Commercial Banks & Other Banks                       6,590.90      0.13%
UST INC                         Tobacco Manufacturers                                6,516.40      0.13%
MARSH & MCLENNAN                Insurance -- Agents & Brokers                        6,492.86      0.13%
HOUSTON INDUSTRIES              Electric Utilities & Water Works Supply              6,369.80      0.13%
ITT CORPORATION                 Restaurants & Hotels                                 6,307.00      0.13%
GEORGIA-PACIFIC                 Forestry Products                                    6,300.94      0.13%
BROWNING-FERRIS                 Engineering Services & Pollution Control             6,271.76      0.13%
GENENTECH INC                   Drugs                                                6,266.72      0.13%
MORGAN STANLEY GROUP INC        Financial Institutions                               6,260.29      0.13%
LIMITED                         Retail -- Miscellaneous & Speciality                 6,223.38      0.13%
CUC INTL                        Business Services                                    6,220.78      0.13%
HERCULES                        Chemicals, Fibres, Paints & Gases                    6,199.62      0.13%
HONEYWELL                       Instrumentation & Control Equipment                  6,174.31      0.13%
FIRST FIDELITY BANCORP          Commercial Banks & Other Banks                       6,163.57      0.12%
LORAL CORP                      Defence Electronics                                  6,095.86      0.12%
WRIGLEY, (WM) JR                Food -- Sugar & Confectionary                        6,097.93      0.12%
DURACELL INTL                   Electrical Equipment                                 6,090.98      0.12%
DONNELLEY (RR)                  Printing                                             6,049.10      0.12%
SYSCO US$1                      Wholesale -- Nondurables                             6,045.00      0.12%
GAP INC DEL                     Retail -- Miscellaneous & Speciality                 6,042.08      0.12%
PACIFICORP                      Electric Utilities & Water Works Supply              6,040.89      0.12%
TOYS (R)                        Retail -- Miscellaneous & Speciality                 5,939.62      0.12%
AIR PRODUCTS & CHEM             Chemicals, Fibres, Paints & Gases                    5,891.28      0.12%
CABLETRON SYSTEMS               Communications Equipment                             5,829.08      0.12%
HOUSEHOLD INTL                  Financial Services                                   5,801.05      0.12%
HALLIBURTON                     Energy Equipment & Services                          5,790.84      0.12%
GRACE (WR)                      Chemicals (Diversified)                              5,752.80      0.12%
TEXTRON                         Diversified Industrials                              5,725.42      0.12%
BARNETT BANKS INC               Commercial Banks & Other Banks                       5,722.41      0.12%
FREEP'T MCMORAN COPPER&GO       Precious Metals & Minerals                           5,681.50      0.12%
AMR CORP                        Airlines                                             5,669.14      0.11%
ITT HARTFORD GROUP              Insurance -- Property & Casualty                     5,645.36      0.11%
USX-MARATHON GROUP              Petroleum Products & Refineries                      5,604.26      0.11%
LINCOLN NAT CORP                Insurance -- Life & Agents & Brokers                 5,587.90      0.11%
ALLTEL CORP                     Telephone Companies                                  5,572.17      0.11%
FEDERATED DEPT STORES           Retail -- Department Stores                          5,571.36      0.11%
WINN-DIXIE STORES               Retail -- Grocery Chains                             5,553.74      0.11%
SAFEWAY INC                     Retail -- Grocery Chains                             5,489.54      0.11%
CONRAIL                         Rail & Road Transport                                5,482.82      0.11%
FLUOR CORP                      Heavy Engineering & Shipbuilding                     5,479.58      0.11%
MBNA CORP                       Commercial Banks & Other Banks                       5,475.94      0.11%
TYCO INTERNATIONAL              Diversified Industrials                              5,442.82      0.11%
DAYTON-HUDSON                   Retail -- Department Stores                          5,392.58      0.11%
LOWE'S COS.                     Retail -- Miscellaneous & Speciality                 5,387.10      0.11%
CAROLINA PWR & LIGHT            Electric Utilities & Water Works Supply              5,362.37      0.11%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
CENTRAL & SOUTH WEST            Electric Utilities & Water Works Supply              5,343.64      0.11%
AON CORP                        Insurance -- Multiline                               5,340.62      0.11%
INTERNATIONAL FLAVORS & FRAGRA  Cosmetics                                            5,341.54      0.11%
MORTON INTL INC                 Chemicals (Diversified)                              5,322.42      0.11%
BOATMEN'S BANCSHARES            Commercial Banks & Other Banks                       5,288.08      0.11%
NOVELL INC                      Computer Software & Services                         5,278.02      0.11%
CORESTATES FINL                 Commercial Banks & Other Banks                       5,266.59      0.11%
BANKERS TRUST                   Commercial Banks & Other Banks                       5,232.75      0.11%
BANK OF BOSTON                  Commercial Banks & Other Banks                       5,189.48      0.11%
UNION CARBIDE                   Chemicals (Diversified)                              5,147.29      0.10%
AVON PRODUCTS                   Cosmetics                                            5,132.59      0.10%
TRW                             Auto Parts -- Original Equipment                     5,120.43      0.10%
ALCO STANDARD                   Paper & Paper Products                               5,077.33      0.10%
HERSHEY FOODS                   Food -- Sugar & Confectionary                        5,047.90      0.10%
MASCO CORP                      Fabricated Metal Products                            5,038.57      0.10%
GENUINE PARTS CO                Auto Parts -- After Market                           5,036.24      0.10%
EASTMAN CHEMICAL                Chemicals (Diversified)                              5,030.42      0.10%
DETROIT EDISON                  Electric Utilities & Water Works Supply              5,006.64      0.10%
SERVICE CORP INTL               Diversified Consumer Goods & Services                5,006.63      0.10%
NUCOR CORP                      Iron & Steel                                         4,994.84      0.10%
TRANSAMERICA CORP               Diversified Holding Companies                        4,982.46      0.10%
BURLINGTON RES INC              Natural Gas Utilities                                4,967.72      0.10%
BECTON DICKINSON                Health Care                                          4,945.58      0.10%
AMERADA HESS                    Petroleum Products & Refineries                      4,929.16      0.10%
READERS DIGEST ASSN INC         Publishing                                           4,883.72      0.10%
NATIONAL CITY CORP              Commercial Banks & Other Banks                       4,877.92      0.10%
CINERGY CORP                    Electric Utilities & Water Works Supply              4,814.56      0.10%
MARRIOTT INTERNATIONAL          Restaurants & Hotels                                 4,788.40      0.10%
FIFTH THIRD BANCORP             Commercial Banks & Other Banks                       4,778.61      0.10%
GENERAL MOTORS 'H'              Aerospace & Defence                                  4,722.98      0.10%
GEICO CORP                      Insurance -- Property & Casualty                     4,718.59      0.10%
ST PAUL COMPANIES               Insurance -- Property & Casualty                     4,702.09      0.10%
GREAT LAKES CHEM CORP           Chemicals (Diversified)                              4,660.34      0.09%
PRAXAIR INC                     Chemicals, Fibres, Paints & Gases                    4,655.72      0.09%
PIONEER HI BRED                 Agriculture & Fishing                                4,643.96      0.09%
KROGER                          Retail -- Grocery Chains                             4,635.68      0.09%
QUAKER OATS                     Food Processors                                      4,633.70      0.09%
NORTHWEST AIRLINES 'A'          Airlines                                             4,611.52      0.09%
COMERICA INC                    Commercial Banks & Other Banks                       4,596.56      0.09%
CHIRON CORP                     Drugs                                                4,592.05      0.09%
WILLIAMS COS INC DEL            Natural Gas Utilities                                4,455.99      0.09%
DRESSER INDS                    Energy Equipment & Services                          4,448.90      0.09%
SILICON GRAPHICS                Computers                                            4,441.66      0.09%
EQUITABLE COS                   Insurance -- Life & Agents & Brokers                 4,431.89      0.09%
HUMANA                          Hospital Supply & Management                         4,431.68      0.09%
COMCAST CL'A'SPL(NON-VTG)       Broadcasting Media                                   4,363.51      0.09%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
MCGRAW-HILL                     Publishing                                           4,350.24      0.09%
SAFECO CORP                     Insurance -- Property & Casualty                     4,345.93      0.09%
PHELPS DODGE CORP               Non-Ferrous Metals                                   4,336.27      0.09%
ROHM & HAAS CO                  Chemicals, Fibres, Paints & Gases                    4,332.05      0.09%
THERMO ELECTRON                 Diversified Industrials                              4,322.40      0.09%
UNION ELEC CO                   Electric Utilities & Water Works Supply              4,263.68      0.09%
NEWMONT MINING                  Precious Metals & Minerals                           4,259.25      0.09%
CONS NATURAL GAS                Natural Gas Utilities                                4,236.89      0.09%
DSC COMMUNICATIONS              Communications Equipment                             4,230.41      0.09%
AUTOZONE INC                    Retail -- Miscellaneous & Speciality                 4,227.50      0.09%
LSI LOGIC                       Electronics                                          4,225.70      0.09%
BLOCK (H&R)                     Business Services                                    4,208.44      0.09%
BALTIMORE GAS & ELEC            Electric Utilities & Water Works Supply              4,202.10      0.09%
DOVER CORP                      Diversified Industrials                              4,188.19      0.08%
PANHANDLE EAST'N                Natural Gas Utilities                                4,184.79      0.08%
AFLAC INC                       Insurance -- Life & Agents & Brokers                 4,176.84      0.08%
FEDERAL EXPRESS                 Freight Forwarders                                   4,173.57      0.08%
EATON CORP                      Auto Parts -- Original Equipment                     4,161.30      0.08%
TENET HEALTHCARE                Hospital Supply & Management                         4,148.36      0.08%
STUDENT LOAN MARKETING ASSN     Financial Institutions                               4,143.54      0.08%
NEWELL CO                       Household Durables & Appliances                      4,102.61      0.08%
PARAMETRIC TECHNOLOGY           Computer Software & Services                         4,095.93      0.08%
FRANKLIN RESOURCES              Financial Services                                   4,077.60      0.08%
GENERAL PUB UTILS CP            Electric Utilities & Water Works Supply              4,077.31      0.08%
CHAMPION INTL                   Forestry Products                                    4,053.50      0.08%
INFORMIX CORP                   Computer Software & Services                         4,037.01      0.08%
RUBBERMAID                      Household Durables & Appliances                      4,031.45      0.08%
UNUM CORP                       Insurance -- Multiline                               3,996.41      0.08%
P P & L RESOURCES               Electric Utilities & Water Works Supply              3,976.53      0.08%
TRIBUNE                         Publishing -- Newspapers                             3,979.36      0.08%
COOPER INDUSTRIES               Electrical Equipment                                 3,964.41      0.08%
ADOBE SYSTEMS                   Computer Software & Services                         3,956.78      0.08%
WHIRLPOOL CORP                  Household Durables & Appliances                      3,940.87      0.08%
APPLE COMPUTER                  Computers                                            3,918.14      0.08%
AMER STORES                     Retail -- Drug Chains                                3,915.34      0.08%
COASTAL CORP                    Petroleum Products & Refineries                      3,911.81      0.08%
COMPUTER SCIENCES               Computer Software & Services                         3,908.85      0.08%
PROVIDIAN CORP                  Insurance -- Life & Agents & Brokers                 3,879.89      0.08%
DOW JONES                       Publishing -- Newspapers                             3,870.43      0.08%
INGERSOLL-RAND                  Machinery                                            3,825.32      0.08%
CROWN CORK & SEAL               Fabricated Metal Products                            3,783.01      0.08%
DELTA AIR LINES                 Airlines                                             3,779.22      0.08%
SALOMON                         Financial Institutions                               3,776.74      0.08%
CLOROX                          Soaps                                                3,744.27      0.08%
SOUTHERN PACIFIC RAIL           Rail & Road Transport                                3,747.31      0.08%
GENERAL DYNAMICS                Aerospace & Defence                                  3,723.69      0.08%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
STATE STR BOSTON                Commercial Banks & Other Banks                       3,719.66      0.08%
TIMES MIRROR CO                 Publishing -- Newspapers                             3,679.57      0.07%
GREEN TREE FINL                 Financial Institutions                               3,611.37      0.07%
REYNOLDS METALS                 Non-Ferrous Metals                                   3,600.61      0.07%
OHIO EDISON                     Electric Utilities & Water Works Supply              3,585.37      0.07%
TURNER BROADCAST 'B'            Broadcasting Media                                   3,579.34      0.07%
U.S. ROBOTICS                   Communications Equipment                             3,553.70      0.07%
PROGRESSIVE CORP, OHIO          Insurance -- Property & Casualty                     3,510.98      0.07%
SCHWAB(CHAS)CORP                Financial Institutions                               3,504.21      0.07%
REPUBLIC N Y CORP               Commercial Banks & Other Banks                       3,491.98      0.07%
GREAT WSTN FINANCIAL            Commercial Banks & Other Banks                       3,484.70      0.07%
CINCINNATI FINANCIAL            Insurance -- Multiline                               3,460.08      0.07%
SHERWIN-WILLIAMS                Chemicals, Fibres, Paints & Gases                    3,462.04      0.07%
BAKER HUGHES INC.               Energy Equipment & Services                          3,441.90      0.07%
MIDLANTIC CORP                  Commercial Banks & Other Banks                       3,441.51      0.07%
VIACOM INC CL 'A'               Broadcasting Media                                   3,438.70      0.07%
ALLEGHENY POWER                 Electric Utilities & Water Works Supply              3,436.35      0.07%
COCA-COLA ENTERPRISES           Beverages -- Soft Drinks                             3,437.19      0.07%
SEAGATE TECHNOLOGY              Computers                                            3,419.53      0.07%
FLORIDA PROG CORP               Electric Utilities & Water Works Supply              3,401.20      0.07%
INTERPUBLIC GROUP CO            Advertising                                          3,386.11      0.07%
WISCONSIN ENERGY CORP           Electric Utilities & Water Works Supply              3,382.65      0.07%
GRAINGER (W.W)                  Electrical Equipment                                 3,367.55      0.07%
VF CORP                         Clothing                                             3,363.08      0.07%
IVAX CORP                       Drugs                                                3,357.81      0.07%
EQUIFAX INC                     Business Services                                    3,350.62      0.07%
NTHN STATES POWER               Electric Utilities & Water Works Supply              3,345.36      0.07%
SOUTHWEST AIRLINES              Airlines                                             3,346.42      0.07%
UNION CAMP                      Paper & Paper Products                               3,344.09      0.07%
K MART CORP                     Retail -- General Merchandise                        3,330.38      0.07%
JEFFERSON-PILOT                 Insurance -- Life & Agents & Brokers                 3,310.80      0.07%
EMC CORP                        Computers                                            3,300.21      0.07%
NORDSTROM BEST                  Retail -- Miscellaneous & Speciality                 3,287.47      0.07%
KERR-MCGEE                      Petroleum Products & Refineries                      3,276.60      0.07%
TELLABS, INC                    Communications Equipment                             3,276.28      0.07%
U.S. BANCORP                    Commercial Banks & Other Banks                       3,278.40      0.07%
CASE CORP                       Instrumentation & Control Equipment                  3,251.27      0.07%
TORCHMARK                       Insurance -- Life & Agents & Brokers                 3,242.43      0.07%
GOLDEN WEST FIN                 Commercial Banks & Other Banks                       3,239.92      0.07%
MELVILLE CORP                   Retail -- Miscellaneous & Speciality                 3,231.46      0.07%
DELL COMPUTER CORP              Computers                                            3,222.93      0.07%
DILLARD DEPT STORE              Retail -- Department Stores                          3,221.81      0.07%
GENL INSTRUMENT                 Communications Equipment                             3,216.89      0.07%
HUNTINGTON BANCSHARES           Commercial Banks & Other Banks                       3,207.41      0.07%
MOLEX INC                       Electronics                                          3,198.40      0.06%
ANADARKO PETROLEUM              Oil -- Crude Producers                               3,192.67      0.06%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
MGIC INVESTMENT                 Insurance -- Property & Casualty                     3,179.86      0.06%
NORTHROP CORP                   Aircraft Manufacturers                               3,159.94      0.06%
MIRAGE RESORTS                  Entertainment & Leisure Time                         3,154.78      0.06%
SCRIPPS(E.W.) 'A'               Publishing -- Newspapers                             3,150.79      0.06%
MBIA INC                        Insurance -- Property & Casualty                     3,143.33      0.06%
ENGLEHARD CORP                  Chemicals (Diversified)                              3,133.11      0.06%
AHMANSON (H.F)                  Commercial Banks & Other Banks                       3,113.27      0.06%
POTOMAC ELECTRIC                Electric Utilities & Water Works Supply              3,110.44      0.06%
WILLAMETTE                      Forestry Products                                    3,109.16      0.06%
NORTHERN TRUST                  Commercial Banks & Other Banks                       3,105.76      0.06%
WASHINGTON POST                 Publishing -- Newspapers                             3,103.13      0.06%
PREMARK INTL                    Household Durables & Appliances                      3,098.86      0.06%
WHEELABRATOR TECH               Engineering Services & Pollution Control             3,094.56      0.06%
NORTH EAST UTILITES             Electric Utilities & Water Works Supply              3,079.78      0.06%
PALL CORP                       Machinery -- Industrial & Speciality                 3,080.25      0.06%
OFFICE DEPOT                    Retail -- Miscellaneous & Speciality                 3,066.31      0.06%
SONAT                           Natural Gas Utilities                                3,065.78      0.06%
HARCOURT GENERAL INC            Retail -- Department Stores                          3,049.46      0.06%
KNIGHT-RIDDER                   Publishing -- Newspapers                             3,032.13      0.06%
BLACK & DECKER MFG              Machine Tools                                        3,020.71      0.06%
ST. JUDE MEDICAL                Hospital Supply & Management                         3,008.73      0.06%
TECO ENERGY                     Electric Utilities & Water Works Supply              2,988.36      0.06%
PRICE/COSTCO INC                Wholesale -- Nondurables                             2,977.33      0.06%
FIRSTAR CORP                    Commercial Banks & Other Banks                       2,971.60      0.06%
HILTON HOTELS CORP              Restaurants & Hotels                                 2,970.57      0.06%
DANA CORP                       Auto Parts -- Original Equipment                     2,965.54      0.06%
LINEAR TECHNOLOGY CORP          Electronics                                          2,896.49      0.06%
CIRCUS CIRCUS ENTERP            Entertainment & Leisure Time                         2,868.09      0.06%
RITE AID                        Retail -- Drug Chains                                2,868.71      0.06%
ITT INDUSTRIES                  Auto Trucks & Parts                                  2,856.00      0.06%
NEW YORK TIMES                  Publishing -- Newspapers                             2,856.95      0.06%
JOHNSON CONTROLS                Diversified Industrials                              2,827.07      0.06%
MYLAN LABS                      Drugs                                                2,821.48      0.06%
FIRST OF AMERICA BK             Commercial Banks & Other Banks                       2,808.01      0.06%
MEAD                            Paper & Paper Products                               2,810.21      0.06%
OMNICOM GROUP INC.              Advertising                                          2,803.36      0.06%
WESTVACO CORP                   Paper & Paper Products                               2,792.01      0.06%
DIAL CORP ARIZ                  Diversified Consumer Goods & Services                2,786.77      0.06%
MALLINCKRODT GROUP              Drugs                                                2,783.78      0.06%
SAN DIEGO GAS & ELEC            Electric Utilities & Water Works Supply              2,767.80      0.06%
NAT SEMICONDUCTOR               Electronics                                          2,745.41      0.06%
CMS ENERGY CORP                 Electric Utilities & Water Works Supply              2,722.54      0.06%
HASBRO                          Toys                                                 2,717.86      0.06%
SOUTHERN NATIONAL               Commercial Banks & Other Banks                       2,711.63      0.05%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
TANDY CORP                      Retail -- Miscellaneous & Speciality                 2,705.68      0.05%
ANALOG DEVICES                  Instrumentation & Control Equipment                  2,695.79      0.05%
CIRCUIT CITY STORES             Retail -- Miscellaneous & Speciality                 2,686.09      0.05%
WESTERN ATLAS INC               Energy Equipment & Services                          2,686.25      0.05%
AVERY DENNISON CORP             Chemicals, Fibres, Paints & Gases                    2,666.00      0.05%
MERIDIAN BANCORP                Commercial Banks & Other Banks                       2,666.17      0.05%
LOUISIANA PACIFIC               Forestry Products                                    2,616.28      0.05%
SUNAMERICA INC                  Financial Institutions                               2,584.86      0.05%
NEW ENGLAND ELECT               Electric Utilities & Water Works Supply              2,572.65      0.05%
PARKER-HANNIFIN                 Machinery -- Industrial & Speciality                 2,539.71      0.05%
USX-US STEEL                    Iron & Steel                                         2,544.29      0.05%
FIRST USA                       Financial Institutions                               2,534.21      0.05%
PINNACLE WEST CAPITAL CORP.     Electric Utilities & Water Works Supply              2,513.58      0.05%
RAYCHEM                         Electrical Equipment                                 2,509.21      0.05%
CONSOLIDATED PAPERS             Paper & Paper Products                               2,495.37      0.05%
HARRAH'S ENTERTAINMENT CORP     Restaurants & Hotels                                 2,486.40      0.05%
FMC CORP                        Diversified Industrials                              2,481.57      0.05%
TEMPLE INLAND                   Paper & Paper Products                               2,475.24      0.05%
BENEFICIAL CORP                 Financial Institutions                               2,469.96      0.05%
SIGMA-ALDRICH                   Chemicals (Diversified)                              2,468.22      0.05%
MARSHALL & ILSLEY               Commercial Banks & Other Banks                       2,443.32      0.05%
WHITMAN CORP                    Food Processors                                      2,444.74      0.05%
IMC GLOBAL                      Fertilizers                                          2,431.90      0.05%
CYPRUS AMAX MINERALS            Mining & Extractive Industries                       2,428.21      0.05%
MERCANTILE BANCORP              Commercial Banks & Other Banks                       2,423.92      0.05%
HILLENBRAND INDUS               Hospital Supply & Management                         2,396.89      0.05%
DELUXE CORP                     Printing                                             2,396.15      0.05%
PACIFIC ENTERPRISES             Natural Gas Utilities                                2,392.44      0.05%
SONOCO PRODUCTS                 Paper & Paper Products                               2,391.32      0.05%
DQE                             Electric Utilities & Water Works Supply              2,384.45      0.05%
AMSOUTH BANCORP                 Commercial Banks & Other Banks                       2,358.10      0.05%
BEAR STEARNS COMPANIES INC      Financial Institutions                               2,360.73      0.05%
FREEP'T MCMORAN COPPER&GO       Precious Metals & Minerals                           2,354.80      0.05%
BRUNSWICK CORP                  Entertainment & Leisure Time                         2,299.18      0.05%
MERCURY FINANCE                 Financial Institutions                               2,295.38      0.05%
ADC TELECOMMUNICATIONS          Communications Equipment                             2,285.23      0.05%
ARMSTRONG WORLD IND             Building Materials                                   2,284.02      0.05%
OWENS-CORNING FIBER             Building Materials                                   2,283.24      0.05%
STANLEY WORKS                   Machine Tools                                        2,283.10      0.05%
BAUSCH & LOMB                   Health Care                                          2,269.13      0.05%
ILLINOVA CORP                   Electric Utilities & Water Works Supply              2,269.32      0.05%
UAL INC.                        Airlines                                             2,261.06      0.05%
MCKESSON CORP (NEW)             Wholesale -- Nondurables                             2,243.80      0.05%
ASHLAND INC                     Petroleum Products & Refineries                      2,238.90      0.05%
SOUTHTRUST CORP                 Commercial Banks & Other Banks                       2,240.91      0.05%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
CRESTAR FINANCIAL               Commercial Banks & Other Banks                       2,227.00      0.05%
COLUMBIA GAS SYSTEM             Natural Gas Utilities                                2,218.89      0.05%
LEHMAN BR HOLDINGS              Financial Institutions                               2,221.86      0.05%
COUNTRYWIDE CREDIT INDUS        Financial Institutions                               2,215.96      0.04%
SUNDSTRAND CORP                 Aerospace & Defence                                  2,204.08      0.04%
SYNOVUS FINANCIAL               Commercial Banks & Other Banks                       2,200.26      0.04%
WENDYS INTL                     Restaurants & Hotels                                 2,197.61      0.04%
MANOR CARE                      Health Care                                          2,185.75      0.04%
MAYTAG                          Household Durables & Appliances                      2,185.97      0.04%
ECHLIN INC                      Auto Parts -- After Market                           2,177.52      0.04%
ATMEL CORP                      Electronics                                          2,172.81      0.04%
XILINX INC                      Electronics                                          2,165.29      0.04%
HOMESTAKE MINING                Precious Metals & Minerals                           2,155.53      0.04%
POLAROID                        Photography                                          2,152.72      0.04%
HARRIS CORP                     Electronics                                          2,142.28      0.04%
SUPER VALU STORES               Wholesale -- Nondurables                             2,140.83      0.04%
REEBOK INTERNATIONAL            Footwear                                             2,135.02      0.04%
MARRIOTT CORP                   Restaurants & Hotels                                 2,110.57      0.04%
DOLE FOOD INC                   Food Processors                                      2,094.16      0.04%
INTEGRA FINL CORP               Commercial Banks & Other Banks                       2,073.77      0.04%
TERADYNE INC                    Electronics                                          2,064.53      0.04%
UJB FINANCIAL                   Commercial Banks & Other Banks                       2,061.60      0.04%
AMERICAN GREETINGS A            Diversified Consumer Goods & Services                2,060.58      0.04%
LITTON INDUSTRIES               Aerospace & Defence                                  2,057.81      0.04%
LIZ CLAIBORNE                   Clothing                                             2,054.58      0.04%
SUN CO                          Petroleum Products & Refineries                      2,054.17      0.04%
JAMES RIVER CORP VA             Paper & Paper Products                               2,045.99      0.04%
CABOT CORP                      Chemicals, Fibres, Paints & Gases                    2,044.34      0.04%
LEGGETT & PLATT INC             Household Durables & Appliances                      2,036.71      0.04%
FIRST TENN NATL                 Commercial Banks & Other Banks                       2,031.29      0.04%
PREMIER INDUSTRIES              Electrical Equipment                                 2,034.53      0.04%
NALCO CHEMICAL                  Chemicals (Diversified)                              2,026.33      0.04%
VULCAN MATERIALS                Building Materials                                   2,027.77      0.04%
ARROW ELECTRONICS               Electronics                                          2,006.09      0.04%
SHAW INDUS                      Household Durables & Appliances                      2,004.42      0.04%
CITIZENS UTIL 'A'               Telephone Companies                                  1,979.63      0.04%
REGIONS FINANCIAL               Commercial Banks & Other Banks                       1,979.42      0.04%
TYSON FOODS CL 'A'              Food Processors                                      1,978.60      0.04%
KANSAS CITY SO. IND             Rail & Road Transport                                1,957.92      0.04%
LONG ISLAND LIGHTING            Electric Utilities & Water Works Supply              1,954.90      0.04%
PENNZOIL                        Petroleum Products & Refineries                      1,956.98      0.04%
RYDER SYSTEM                    Rail & Road Transport                                1,953.49      0.04%
PAINE WEBBER                    Financial Institutions                               1,948.74      0.04%
AVNET                           Instrumentation & Control Equipment                  1,937.09      0.04%
ECOLAB                          Diversified Consumer Goods & Services                1,932.45      0.04%
AMER RE CORP                    Insurance -- Property & Casualty                     1,923.17      0.04%
FIRST SECURITY                  Commercial Banks & Other Banks                       1,927.16      0.04%
WEST ONE BANCORP                Commercial Banks & Other Banks                       1,919.74      0.04%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
ROADWAY SERVICES                Freight Forwarders                                   1,909.50      0.04%
UNITRIN INC                     Insurance -- Life & Agents & Brokers                 1,912.37      0.04%
WASHINGTON MUTUAL               Commercial Banks & Other Banks                       1,902.95      0.04%
USF & G                         Insurance -- Property & Casualty                     1,896.04      0.04%
WORTHINGTON INDUS               Iron & Steel                                         1,888.67      0.04%
CERIDIAN CORP                   Computers                                            1,884.96      0.04%
DARDEN RESTAURANTS              Restaurants & Hotels                                 1,882.71      0.04%
BAYBANKS INC                    Commercial Banks & Other Banks                       1,867.44      0.04%
OLD KENT FINL                   Commercial Banks & Other Banks                       1,864.16      0.04%
OLD REPUBLIC INTL               Insurance -- Property & Casualty                     1,851.64      0.04%
MILLIPORE CORP                  Chemicals (Diversified)                              1,832.28      0.04%
SNAP-ON-TOOLS                   Auto Parts -- After Market                           1,830.36      0.04%
OLIN CORP                       Chemicals (Diversified)                              1,828.33      0.04%
PROVIDENT LIFE AND ACCID'       Insurance -- Life & Agents & Brokers                 1,828.71      0.04%
TIG HOLDINGS                    Insurance -- Property & Casualty                     1,827.28      0.04%
BANK SOUTH CORP                 Commercial Banks & Other Banks                       1,785.62      0.04%
HUBBELL INC CL 'B'              Electronics                                          1,783.14      0.04%
MEDITRUST SBI                   Real Estate                                          1,779.92      0.04%
STAR BANC CORP                  Commercial Banks & Other Banks                       1,776.13      0.04%
LUBRIZOL CORP                   Chemicals, Fibres, Paints & Gases                    1,771.23      0.04%
GOODRICH (BF)                   Chemicals (Diversified)                              1,767.44      0.04%
AMER NATL INSURANCE             Insurance -- Life & Agents & Brokers                 1,760.85      0.04%
TAMBRANDS                       Health Care                                          1,751.76      0.04%
KEMPER CORP                     Insurance -- Life & Agents & Brokers                 1,736.13      0.04%
WOOLWORTH CORP                  Retail -- General Merchandise                        1,729.53      0.04%
ADVANCED MICRO DEV              Electronics                                          1,720.46      0.03%
MERC STORES                     Retail -- Department Stores                          1,704.03      0.03%
AMER FINL GROUP                 Insurance -- Property & Casualty                     1,699.47      0.03%
DIEBOLD                         Business Services                                    1,690.49      0.03%
TRANSATLANTIC HOLDINGS          Insurance -- Property & Casualty                     1,683.74      0.03%
ST. JOE PAPER                   Paper & Paper Products                               1,677.44      0.03%
BOISE CASCADE CORP              Forestry Products                                    1,653.72      0.03%
LOCTITE CORP                    Chemicals (Diversified)                              1,654.85      0.03%
ALLMERICA PROP & CAS COS        Insurance -- Property & Casualty                     1,651.02      0.03%
AMBAC INC                       Insurance -- Property & Casualty                     1,647.42      0.03%
WITCO CORP                      Chemicals (Diversified)                              1,650.69      0.03%
TEKTRONIX                       Instrumentation & Control Equipment                  1,644.61      0.03%
PACCAR                          Auto Trucks & Parts                                  1,637.02      0.03%
HARNISCHFEGER                   Machinery -- Industrial & Speciality                 1,615.72      0.03%
RELIASTAR FINANCIAL             Insurance -- Life & Agents & Brokers                 1,608.90      0.03%
PERKIN-ELMER                    Instrumentation & Control Equipment                  1,595.62      0.03%
SANTA FE PACIFIC GOLD           Precious Metals & Minerals                           1,593.82      0.03%
PACIFICARE HEALTH SYS 'B'       Health Care                                          1,591.39      0.03%
PMI GROUP                       Insurance -- Property & Casualty                     1,583.75      0.03%
CAPITAL ONE FINANCIAL           Financial Institutions                               1,579.50      0.03%
ILLINOIS CENTRAL CORP           Rail & Road Transport                                1,581.70      0.03%
BETHLEHEM STEEL                 Iron & Steel                                         1,576.18      0.03%
NAT SERVICE                     Business Services                                    1,565.46      0.03%
MOLEX INC 'A'                   Electronics                                          1,551.13      0.03%
GENERAL SIGNAL CORP             Instrumentation & Control Equipment                  1,535.74      0.03%
FOSTER WHEELER CORP.            Diversified Industrials                              1,523.92      0.03%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
VARITY CORP                     Auto Parts -- Original Equipment                     1,521.09      0.03%
EQUITY INCOME FUND              Investment Trusts                                    1,517.46      0.03%
LEUCADIA NATL                   Diversified Holding Companies                        1,503.07      0.03%
BANCORP HAWAII                  Commercial Banks & Other Banks                       1,489.60      0.03%
EDWARDS(AG)INC                  Financial Institutions                               1,490.09      0.03%
ANDREW CORP                     Communications Equipment                             1,486.74      0.03%
AUTODESK                        Computer Software & Services                         1,483.54      0.03%
CUMMINS ENGINE                  Machinery                                            1,483.70      0.03%
ETHYL CORP COM                  Chemicals, Fibres, Paints & Gases                    1,480.42      0.03%
PUGET SOUND                     Electric Utilities & Water Works Supply              1,479.65      0.03%
BROWN-FORMAN 'B'                Beverages -- Distillers                              1,465.11      0.03%
TRI-CONTINENTAL CP              Investment Trusts                                    1,452.34      0.03%
LOUISIANA LAND & EXP            Oil -- Crude Producers                               1,435.50      0.03%
GREENPOINT FINL                 Commercial Banks & Other Banks                       1,430.19      0.03%
TELEDYNE                        Diversified Industrials                              1,429.23      0.03%
BROOKLYN UNION GAS              Natural Gas Utilities                                1,427.05      0.03%
KING WORLD PRODUCTIONS          Broadcasting Media                                   1,428.07      0.03%
SECURITY CAP PACIFIC TR         Real Estate                                          1,426.17      0.03%
STONE CONTAINER                 Paper & Paper Products                               1,425.05      0.03%
SIMON PROPERTY GROUP            Real Estate                                          1,419.58      0.03%
FIRST VIRGINIA BANKS            Commercial Banks & Other Banks                       1,416.91      0.03%
BANDAG INC                      Tyre & Rubber Goods                                  1,413.91      0.03%
ORYX ENERGY COMPANY             Oil -- Crude Producers                               1,396.75      0.03%
SIGNET BANKING                  Commercial Banks & Other Banks                       1,398.28      0.03%
BOWATER                         Paper & Paper Products                               1,386.91      0.03%
NIAGARA MOHAWK POWER            Electric Utilities & Water Works Supply              1,389.20      0.03%
DELMARVA POWER & LT             Electric Utilities & Water Works Supply              1,381.38      0.03%
NICOR INC                       Natural Gas Utilities                                1,383.75      0.03%
FOOD LION INC CLASS A           Retail -- Grocery Chains                             1,375.82      0.03%
FOOD LION INC CLASS B           Retail -- Grocery Chains                             1,371.01      0.03%
TJX COS INC                     Retail -- Miscellaneous & Speciality                 1,367.12      0.03%
ASARCO                          Non-Ferrous Metals                                   1,357.63      0.03%
BELO (AH) CORP                  Publishing -- Newspapers                             1,341.91      0.03%
CENTERIOR ENERGY COR            Electric Utilities & Water Works Supply              1,313.78      0.03%
KLA INSTRUMENTS                 Instrumentation & Control Equipment                  1,314.10      0.03%
TRINITY INDS                    Fabricated Metal Products                            1,308.86      0.03%
PITTSTON SERVICES GROUP         Freight Forwarders                                   1,304.38      0.03%
CENTRAL FIDELITY BANKS          Commercial Banks & Other Banks                       1,283.26      0.03%
EG & G                          Instrumentation & Control Equipment                  1,272.96      0.03%
SENSORMATIC ELECT               Instrumentation & Control Equipment                  1,274.14      0.03%
CHRIS-CRAFT INDS                Diversified Consumer Goods & Services                1,261.52      0.03%
SHARED MED SYS                  Health Care                                          1,263.40      0.03%
BRIGGS & STRATTON               Machinery                                            1,254.71      0.03%
TANDEM COMPUTERS                Computers                                            1,243.17      0.03%
INLAND STEEL                    Iron & Steel                                         1,225.40      0.02%
WEIS MARKETS INC                Retail -- Grocery Chains                             1,219.13      0.02%

                                                                                INDEX MARKET     WEIGHT
                                                                               CAPITALIZATION      IN
                                                                                (MILLIONS OF     FT/S&P
       CONSTITUENT NAME                        INDUSTRY SECTOR                      US$)         INDEX
------------------------------  ---------------------------------------------  ---------------  --------
MCDERMOTT INTL                  Heavy Engineering & Shipbuilding                     1,195.72      0.02%
CONS FREIGHTWAYS                Freight Forwarders                                   1,153.70      0.02%
SCIENTIFIC ATLANTA              Communications Equipment                             1,143.61      0.02%
ENSERCH CORP                    Natural Gas Utilities                                1,112.61      0.02%
PEOPLES ENERGY CORP             Natural Gas Utilities                                1,108.49      0.02%
NORAM ENERGY CORP               Natural Gas Utilities                                1,105.24      0.02%
BROWN-FORMAN 'A'                Beverages -- Distillers                              1,083.43      0.02%
RUSSELL CORP                    Clothing                                             1,080.89      0.02%
CYPRESS SEMICONDUCTOR CORP.     Electronics                                          1,068.81      0.02%
PACIFICARE HEALTH SYS 'A'       Health Care                                          1,070.62      0.02%
ALEX & BALDWIN                  Sea Transport                                        1,046.82      0.02%
BEVERLY ENTERPRISES DEL         Health Care                                          1,046.11      0.02%
USLIFE CORP                     Insurance -- Life & Agents & Brokers                 1,026.79      0.02%
GAYLORD ENTERTAINMENT 'A'       Entertainment & Leisure Time                         1,023.81      0.02%
AMDAHL CORP                     Computers                                            1,010.44      0.02%
ROUSE                           Real Estate                                            976.39      0.02%
CCH INC CLASS A                 Publishing                                             962.34      0.02%
UNISYS CORP                     Computers                                              964.11      0.02%
MENTOR GRAPHICS                 Computers                                              951.99      0.02%
SAFETY-KLEEN                    Business Services                                      904.20      0.02%
CINCINNATI MILACRON             Machine Tools                                          899.53      0.02%
CITIZENS UTIL 'B'               Telephone Companies                                    897.83      0.02%
AMER POWER CONVERSION           Electrical Equipment                                   883.80      0.02%
COMSAT CORP                     Telephone Companies                                    884.43      0.02%
GREAT ATLANTIC & PAC            Retail -- Grocery Chains                               879.06      0.02%
WASHINGTON GAS LT               Natural Gas Utilities                                  877.07      0.02%
ADVANTA CORP CL 'B'             Financial Institutions                                 866.34      0.02%
FREEPORT-MCMORAN                Precious Metals & Minerals                             847.67      0.02%
ALEX & ALEXANDER                Insurance -- Agents & Brokers                          844.40      0.02%
BALL CORP                       Containers                                             830.94      0.02%
USAIR GROUP                     Airlines                                               827.75      0.02%
TRINOVA CORP.                   Auto Parts -- Original Equipment                       824.77      0.02%
NAVISTAR INTL CORP              Auto Trucks & Parts                                    789.57      0.02%
ARCO CHEM CO                    Chemicals (Diversified)                                782.80      0.02%
FLEMING                         Wholesale -- Nondurables                               776.78      0.02%
COMCAST CORP.                   Broadcasting Media                                     689.19      0.01%
BATTLE MTN GOLD                 Precious Metals & Minerals                             679.15      0.01%
ADVANTA CORP CL 'A'             Financial Institutions                                 667.12      0.01%
NL INDUSTRIES                   Chemicals, Fibres, Paints & Gases                      632.00      0.01%
ARMCO                           Iron & Steel                                           623.90      0.01%
FT-US                                                                            4,935,800.29

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements:


    PART  B  -- The  CountryBaskets-SM- Index  Fund, Inc.  Financial Statements:
Statement of Assets and Liabilities, at February 29, 1996.


(b) Exhibits:


  *(1)        --      Articles of Amendment and Restatement of the Fund
  *(2)        --      By-laws of the Fund
   (3)        --      Not applicable
  *(4)(A)     --      Form of global certificate evidencing shares of the Common Stock, $.001  par value, of the Fund
 **(4)(B)     --      Articles FIFTH, SIXTH, NINTH and TWELFTH of the Fund's Articles of Amendment
                      and  Restatement,  and Article  II, Article  III Section  3, Article  IV and
                      Article VII of the Fund's Bylaws, relating to the rights of stockholders
  *(5)        --      Investment  Management  Agreement  between  the  Fund  and  Deutsche  Morgan
                      Grenfell/ C.J. Lawrence Inc.
  *(6)(A)     --      Distribution Agreement between the Fund and ALPS Mutual Funds Services, Inc.
  *(6)(B)     --      Marketing Agreement between the Fund and ALPS Mutual Funds Services, Inc.
  *(6)(C)     --      Form of Soliciting Dealer Agreement
  *(6)(D)     --      Form of Investor Services Agreement
  *(6)(E)     --      Form  of Authorized Participant Agreement (including as annexes the forms of purchase order, notice of intention and redemption request)
  *(6)(F)     --      Form of Participating Financial Institutions Investor Services Agreement
  *(6)(G)     --      Form of Specialist Institutions Services Agreement
  *(6)(H)     --      Supplemental Compensation Agreement between the  Fund and ALPS Mutual  Funds
                      Services, Inc.
   (7)        --      Not applicable
  *(8)        --      Custodian Contract between the Fund and State Street Bank and Trust Company
  *(9)(A)     --      Administration  Agreement between the  Fund and State  Street Bank and Trust
                      Company
  *(9)(B)     --      Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company
  *(9)(C)     --      Indemnity Agreement between the Fund and Alexander Lucey Inc.
  (10)        --      Opinion and consent of Sullivan & Cromwell
  (11)        --      Opinion and consent of Price Waterhouse LLP
  (12)        --      Not applicable
*(13)(A)      --      Form of  Subscription  Agreement between  the  Fund and  ALPS  Mutual  Funds
                      Services, Inc. with respect to the Fund's initial capitalization
*(13)(B)      --      Letter  of Representations among The Depository  Trust Company, the Fund and
                      State Street Bank and Trust Company
  (14)        --      Not applicable
 *(15)(A)     --      Form of 12b-1 Plan

 *(15)(B)     --      Form of Fund Payment Agreement
  (16)        --      Not applicable
  (17)        --      Not applicable

------------------------
 * Previously filed.


** Incorporated herein  by reference  to the  specified portions  of the  Fund's
   Articles of Incorporation filed as Exhibit (1) to pre-effective Amendment No. 3, filed on July 11, 1995, and the By-laws filed as Exhibit (2) to pre-effective Amendment No. 4, filed on February 12, 1996.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Immediately prior to the initial public offering of the shares of the Fund, ALPS Mutual Funds Services, Inc. (ALPS), a Colorado corporation, will own all of the outstanding shares of each of Australia Index Series, France Index Series, Germany Index Series, Hong Kong Index Series, Italy Index Series, Japan Index Series, South Africa Index Series, UK Index Series and US Index Series of the Fund. At such time, based on their percentage shareholdings of the common stock of ALPS at December 29, 1995, the following persons may be deemed to control ALPS and, therefore, indirectly control the Fund: W. Robert Alexander and Arthur J.L. Lucey.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


    As of March 1, 1996, the number of record holders of each class of securities of the Fund is one. See Item 25.


ITEM 27.  INDEMNIFICATION


    STATE LAW, ARTICLES OF AMENDMENT AND RESTATEMENT, AND BY-LAWS. It is the Fund's policy to indemnify officers, directors, employees and other agents to the maximum extent permitted by Section 2-418 of the Maryland General Corporation Law, Articles SEVENTH and EIGHTH of the Fund's Articles of Amendment and Restatement and Article VI of the Fund's Bylaws (each set forth below).


SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW READS AS FOLLOWS:

    "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.

    (a) In this section the following words have the meaning indicated.

    (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

    (3) "Expenses" include attorney's fees.

    (4) "Official capacity" means the following:

    (i) When used with respect to a director, the office of director in the corporation; and

    (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

    (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

    (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

    (i) the act or omission of the director was material to the matter giving rise to the proceeding; and

    1. Was committed in bad faith; or

    2. Was the result of active and deliberate dishonesty; or

    (ii) The director actually received an improper personal benefit in money, property, or services; or

    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

    (2)(i)  Indemnification  may   be  against   judgments,  penalties,   fines,
settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

    (3)(i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

    (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

    (c) A director may not be indemnified under subsection (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

    (d) Unless limited by the charter:

    (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

    (i) If it determines a director is entitled to reimbursement under paragraph
(1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

    (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

    (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

    (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

    (2) Such determination shall be made:

    (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

    (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director [sic] who are parties may participate; or

    (iii) By the shareholders.

    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

    (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

    (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

    (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

    (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

    (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

    (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

    (i) For purposes of this section:

    (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

    (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

    (j) Unless limited by the charter:

    (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

    (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

    (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

    (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

    (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the shareholders with the notice of the next stockholders' meeting or prior to the meeting."

ARTICLE SEVENTH OF THE FUND'S ARTICLES OF AMENDMENT AND RESTATEMENT PROVIDES:

         "To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

ARTICLE EIGHTH OF THE FUND'S ARTICLES OF AMENDMENT AND RESTATEMENT PROVIDES:

        "The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the

    Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal."


ARTICLE SIXTH OF THE FUND'S BY-LAWS PROVIDES:



        "SECTION 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify to the fullest extent permitted by law (including the Act) and the Articles of Incorporation, as currently in effect or as hereafter amended, any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a Director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. To the fullest extent permitted by law (including the Act) and the Articles of Incorporation, as currently in effect or as hereafter amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this Article, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a Director, officer or employee of the Corporation which imposes duties on, or involves services by, such Director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation."


    The Fund currently maintains directors' and officers' liability insurance to supplement the protections provided in the Fund's Articles of Amendment and Restatement and its Bylaws, and to fund certain payments that the Fund may be required to make under any such provisions. Such insurance is renewable annually and is subject to standard terms and conditions, including exclusions from coverage.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    See "Management of the Fund" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its form ADV filed with the Commission and is incorporated herein by reference thereto.

ITEM 29.  PRINCIPAL UNDERWRITERS


    (a) ALPS is the Fund's principal underwriter. ALPS also acts as a principal underwriter and distributor for the following investment companies: Duff & Phelps Mutual Funds, FGIC Public Trust, First Funds and the Westcore Trust.

    (b)


                                                                POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES              OFFICES
BUSINESS ADDRESS*            WITH UNDERWRITER                   WITH REGISTRANT
---------------------------  ---------------------------------  -------------------
W. Robert Alexander          Chairman, President and            None
                             Director
Arthur J.L. Lucey            Secretary, Senior Vice President   None
                             and Director
John W. Hannon, Jr.          Director                           None
Asa W. Smith                 Director                           None
Rick Pederson                Director                           None
Gordon Hobgood, Jr.          Director                           None
Steve J. Bettcher            Director                           None
Mary Anstine                 Director                           None
Chris Woessner               Director                           None
Mark A. Pougnet              CFO                                None
Ned Burke                    Executive Vice President           None


------------------------
* The principal business address for each of the above directors and officers is 370 Seventeenth Street, Suite 2700, Denver, Colorado 80202.

    (c) ALPS has received no commissions or other compensation from the Fund to date.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 except that the accounts, books and other documents required by paragraphs (b)(3), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1 will be kept at the offices of the Fund's Adviser, Deutsche Morgan Grenfell/C.J. Lawrence Inc., 31 West 52nd Street, New York, New York 10019.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable.

ITEM 32.  UNDERTAKINGS

    The Fund undertakes that it will file:

        (a) an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Fund proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act [15 U.S.C. 80a-14(a)(3)]; and

        (b) a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Fund's registration statement under the Securities Act of 1933, as amended (the "Act").

    Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York, on the 4th day of March, 1996.


                                          THE COUNTRYBASKETS-SM- INDEX FUND,
                                          INC.

                                          By _______/s/_JOSEPH A. LA CORTE______
                                                     Joseph A. La Corte
                                                         PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the date indicated.


                   NAME                                   TITLE                      DATE
------------------------------------------  ---------------------------------  ----------------

                              *
    ---------------------------------       Director                           March 4, 1996
             Warner Heineman

            /s/ JOSEPH A. LA CORTE
    ---------------------------------       Director and President             March 4, 1996
            Joseph A. La Corte               (Principal Executive Officer)

                            *
    ---------------------------------       Director                           March 4, 1996
           W. Carter McClelland

                            *
    ---------------------------------       Director                           March 4, 1996
           Lawrence C. McQuade

                            *
    ---------------------------------       Director                           March 4, 1996
          Karl M. von der Heyden

                            *
    ---------------------------------       Director                           March 4, 1996
           Robert H. Wadsworth

                            *               Vice President and Treasurer
    ---------------------------------        (Principal Financial and          March 4, 1996
              Joseph Cheung                  Accounting Officer)


* JOSEPH A. LA CORTE, BY SIGNING HIS NAME HERETO, DOES SIGN THIS DOCUMENT ON BEHALF OF THE PERSONS INDICATED ABOVE PURSUANT TO A POWER OF ATTORNEY DULY EXECUTED BY SUCH PERSON, A COPY OF WHICH POWER OF ATTORNEY WAS FILED AS PART OF AMENDMENT NO. 4 TO THIS REGISTRATION STATEMENT.

                             /s/ Joseph A. La Corte
                       ---------------------------------
                               Joseph A. La Corte
                                ATTORNEY-IN-FACT